UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-23373

Exchange Place Advisors Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

With Copies To:
Stacy H. Louizos, Esq.
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020
(212) 885-5147

Registrant’s telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2025

Item 1. Reports to Stockholders.

(a)
North Square Small Cap Value Fund

Class I (DRISX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Small Cap Value Fund (the “Fund”) for the period of November 1, 2024, to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$59Footnote Reference*	1.05%
Footnote	Description
Footnote*	The reporting period is less than a full annual reporting period. Expenses paid for a full annual reporting period would be higher.

How did the Fund perform during the reporting period?

The period from November 1, 2024 to May 31, 2025 was marked by rising market uncertainty amid softening economic data, persistent inflation in services, and the introduction of U.S. and European tariffs on Chinese goods. These macro pressures contributed to broader market weakness, especially in cyclicals and exporters. Despite this backdrop, our portfolio benefited from selective exposure and active risk management. The Fund adopted the historical performance of the Foundry Partners Small Cap Value Fund (the “Predecessor Fund”), which includes all performance prior to April 25, 2025.

Key Contributors to Relative Performance:

• Financials: Outperformance in regional banks (Pathward Financial) and consumer finance (Enova) helped offset weakness in traditional banking.

• Utilities: Our overweight and strong stock selection in gas utilities (UGI, NW Natural) provided resilience during the market drawdown.

• Industrials: Positive contributions from REV Group and Healthcare Services Group were offset by building product names (MasterBrand, Apogee).

• Unassigned Stocks: Opportunistic positions in names like H&E Equipment Services and Veren added meaningful upside.

Areas of Underperformance:

• Energy : Overweights in E&P names like SM Energy and Murphy Oil underperformed as oil prices fell and investor sentiment turned cautious.

• Consumer Discretionary : Weakness in homebuilders (Hovnanian) and auto-related holdings pressured performance amid soft housing data and higher input costs.

• Health Care : Losses were concentrated in health care supplies (AdaptHealth) and pharmaceuticals (Organon), reflecting both fundamental challenges and sentiment headwinds.

• Information Technology : Negative alpha from software positions (RingCentral, Clear Secure) weighed on results.

We remain confident in our current positioning. The portfolio is well-balanced, emphasizing valuation discipline, earnings quality, and improving sentiment trends. We continue to actively adjust exposures as macro uncertainty evolves, while staying true to the Fund's bottom-up process.

How has the Fund performed over the last ten years?

Total Return Based on $100,000 Investment

	North Square Small Cap Value Fund - Class I	Russell 2000® Value Index	Russell 3000® Index
May-2015	$100,000	$100,000	$100,000
May-2016	$98,317	$97,250	$100,223
May-2017	$116,835	$117,676	$117,954
May-2018	$128,056	$136,917	$135,719
May-2019	$112,505	$121,423	$139,107
May-2020	$97,129	$103,585	$155,054
May-2021	$166,483	$185,815	$223,141
May-2022	$160,618	$171,569	$214,920
May-2023	$157,053	$151,847	$219,293
May-2024	$205,881	$184,885	$279,781
May-2025	$185,534	$182,785	$316,483

Average Annual Total Returns

	7 Months	5 Years	10 Years
North Square Small Cap Value Fund - Class I	-6.84%	13.82%	6.38%
Russell 2000® Value Index	-7.26%	12.03%	6.22%
Russell 3000® Index	4.05%	15.34%	12.21%

The Fund adopted the historical performance of the Foundry Partners Small Cap Value Fund (the “Predecessor Fund”), a former series of Valued Advisers Trust, which was reorganized after the close of business on April 25, 2025 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented above for periods prior to the Reorganization reflects the performance of the Institutional Class shares of the Predecessor Fund. At the time of the Reorganization, the Fund and the Predecessor Fund had substantially similar investment strategies. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations. Performance of Investor Class shares will differ from that of Class I shares due to, among other things, differences in fees and expenses.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/north-square-small-cap-value-fund/ for updated performance information.

What did the Fund invest in?

Sector Weighting (% of net assets)

Financials 22.5%
Industrials 15.5%
Technology 15.2%
Energy 8.1%
Materials 8.1%
Real Estate 6.8%
Utilities 6.3%
Consumer Discretionary 6.2%
Health Care 5.6%
Short-Term Investments 1.7%
Other Assets in Excess of Liabilities 4.0%

Value	Value
Other Assets in Excess of Liabilities	4.0%
Short-Term Investments	1.7%
Health Care	5.6%
Consumer Discretionary	6.2%
Utilities	6.3%
Real Estate	6.8%
Materials	8.1%
Energy	8.1%
Technology	15.2%
Industrials	15.5%
Financials	22.5%

Fund Statistics

  Net Assets$194,516,865
  Number of Portfolio Holdings77
  Advisory Fee $1,367,040
  Portfolio Turnover46%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Hancock Whitney Corp.	2.9%
International Bancshares Corp.	2.5%
Cousins Properties, Inc.	2.4%
Pathward Financial Group, Inc.	2.4%
StoneX Group, Inc.	2.3%
OFG Bancorp	2.2%
Whitecap Resources, Inc.	2.0%
Cathay General Bancorp	1.9%
Penguin Solutions, Inc.	1.8%
First American Government Obligations Fund, Class X	1.7%

Material Fund Changes

This is a summary of certain changes to the Fund since April 25, 2025. For more complete information you may review the Fund’s prospectus dated April 7, 2025, as supplemented April 25, 2025, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings-2/.

On April 25, 2025 in a tax-free reorganization, the Fund acquired all of the assets, subject to the liabilities, of the Foundry Partners Small Cap Value Fund, a series of Valued Advisers Trust (the “Predecessor Fund”). The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Further, the Predecessor Fund’s portfolio managers joined the Sub-Adviser to serve as the Fund’s portfolio managers as part of the Reorganization. The Predecessor Fund had two share classes: Investor Class shares and Institutional Class shares. In the Reorganization, the holders of the Investor Class shares and Institutional Class shares of the Predecessor Fund received Investor Class shares and Class I shares, respectively, of the Fund. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The Fund changed its fiscal year end to May 31.

Where can I find additional information about the Fund?

Additional information is available on the following website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Small Cap Value Fund - Class I (DRISX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-DRISX

North Square Small Cap Value Fund

Investor Class (DRSVX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Small Cap Value Fund (the “Fund”) for the period of November 1, 2024, to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$73Footnote Reference*	1.30%
Footnote	Description
Footnote*	The reporting period is less than a full annual reporting period. Expenses paid for a full annual reporting period would be higher.

How did the Fund perform during the reporting period?

The period from November 1, 2024 to May 31, 2025 was marked by rising market uncertainty amid softening economic data, persistent inflation in services, and the introduction of U.S. and European tariffs on Chinese goods. These macro pressures contributed to broader market weakness, especially in cyclicals and exporters. Despite this backdrop, our portfolio benefited from selective exposure and active risk management. The Fund adopted the historical performance of the Foundry Partners Small Cap Value Fund (the “Predecessor Fund”), which includes all performance prior to April 25, 2025.

Key Contributors to Relative Performance:

• Financials: Outperformance in regional banks (Pathward Financial) and consumer finance (Enova) helped offset weakness in traditional banking.

• Utilities: Our overweight and strong stock selection in gas utilities (UGI, NW Natural) provided resilience during the market drawdown.

• Industrials: Positive contributions from REV Group and Healthcare Services Group were offset by building product names (MasterBrand, Apogee).

• Unassigned Stocks: Opportunistic positions in names like H&E Equipment Services and Veren added meaningful upside.

Areas of Underperformance:

• Energy : Overweights in E&P names like SM Energy and Murphy Oil underperformed as oil prices fell and investor sentiment turned cautious.

• Consumer Discretionary : Weakness in homebuilders (Hovnanian) and auto-related holdings pressured performance amid soft housing data and higher input costs.

• Health Care : Losses were concentrated in health care supplies (AdaptHealth) and pharmaceuticals (Organon), reflecting both fundamental challenges and sentiment headwinds.

• Information Technology : Negative alpha from software positions (RingCentral, Clear Secure) weighed on results.

We remain confident in our current positioning. The portfolio is well-balanced, emphasizing valuation discipline, earnings quality, and improving sentiment trends. We continue to actively adjust exposures as macro uncertainty evolves, while staying true to the Fund's bottom-up process.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

	North Square Small Cap Value Fund - Investor Class	Russell 2000® Value Index	Russell 3000® Index
May-2015	$10,000	$10,000	$10,000
May-2016	$9,803	$9,725	$10,022
May-2017	$11,625	$11,768	$11,795
May-2018	$12,709	$13,692	$13,572
May-2019	$11,135	$12,142	$13,911
May-2020	$9,588	$10,359	$15,505
May-2021	$16,393	$18,581	$22,314
May-2022	$15,783	$17,157	$21,492
May-2023	$15,390	$15,185	$21,929
May-2024	$20,119	$18,488	$27,978
May-2025	$18,092	$18,279	$31,648

Average Annual Total Returns

	7 Months	5 Years	10 Years
North Square Small Cap Value Fund - Investor Class	-6.97%	13.54%	6.11%
Russell 2000® Value Index	-7.26%	12.03%	6.22%
Russell 3000® Index	4.05%	15.34%	12.21%

The Fund adopted the historical performance of the Foundry Partners Small Cap Value Fund (the “Predecessor Fund”), a former series of Valued Advisers Trust, which was reorganized after the close of business on April 25, 2025 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented above for periods prior to the Reorganization reflects the performance of the Investor Class shares of the Predecessor Fund. At the time of the Reorganization, the Fund and the Predecessor Fund had substantially similar investment strategies. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations. Performance of Investor Class shares will differ from that of Class I shares due to, among other things, differences in fees and expenses.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/north-square-small-cap-value-fund/ for updated performance information.

What did the Fund invest in?

Sector Weighting (% of net assets)

Value	Value
Other Assets in Excess of Liabilities	4.0%
Short-Term Investments	1.7%
Health Care	5.6%
Consumer Discretionary	6.2%
Utilities	6.3%
Real Estate	6.8%
Materials	8.1%
Energy	8.1%
Technology	15.2%
Industrials	15.5%
Financials	22.5%

Fund Statistics

  Net Assets$194,516,865
  Number of Portfolio Holdings77
  Advisory Fee $1,367,040
  Portfolio Turnover46%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Hancock Whitney Corp.	2.9%
International Bancshares Corp.	2.5%
Cousins Properties, Inc.	2.4%
Pathward Financial Group, Inc.	2.4%
StoneX Group, Inc.	2.3%
OFG Bancorp	2.2%
Whitecap Resources, Inc.	2.0%
Cathay General Bancorp	1.9%
Penguin Solutions, Inc.	1.8%
First American Government Obligations Fund, Class X	1.7%

Material Fund Changes

This is a summary of certain changes to the Fund since April 25, 2025. For more complete information you may review the Fund’s prospectus dated April 7, 2025, as supplemented April 25, 2025, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings-2/.

On April 25, 2025 in a tax-free reorganization, the Fund acquired all of the assets, subject to the liabilities, of the Foundry Partners Small Cap Value Fund, a series of Valued Advisers Trust (the “Predecessor Fund”). The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Further, the Predecessor Fund’s portfolio managers joined the Sub-Adviser to serve as the Fund’s portfolio managers as part of the Reorganization. The Predecessor Fund had two share classes: Investor Class shares and Institutional Class shares. In the Reorganization, the holders of the Investor Class shares and Institutional Class shares of the Predecessor Fund received Investor Class shares and Class I shares, respectively, of the Fund. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The Fund changed its fiscal year end to May 31.

Where can I find additional information about the Fund?

Additional information is available on the following website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Small Cap Value Fund - Investor Class (DRSVX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-DRSVX

North Square Altrinsic International Equity Fund

Class I  (NSIVX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Altrinsic International Equity Fund (the "Fund") for the period of November 1, 2024, to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$60Footnote Reference*	0.98%
Footnote	Description
Footnote*	The reporting period is less than a full annual reporting period. Expenses paid for a full annual reporting period would be higher.

How did the Fund perform during the reporting period?

“U.S. exceptionalism” carried into 2025, elevating US valuations versus international peers. Early in Q1, however, tariff uncertainties, the release of DeepSeek’s AI model, and mixed economic data were catalysts for a market transition; leadership broadened away from a small subset of large-cap growth stocks and deep cyclicals.

Negative attribution:

• Industrials: Kubota and MinebeaMitsumi reported lackluster earnings due to cyclical weakness in end markets, but both can leverage strong product portfolios and innovation to drive share gains as demand recovers.

• Consumer Staples: Spirits companies continue to face volume growth headwinds amidst pressured consumer sentiment; however, we see growth dynamics improving and supportive valuations. Barry Callebaut suffered from raw material inflation and poor execution, and shares were divested once share improvement became reliant on improved commodity prices.

• Communications: Baidu shares underperformed after disappointing results. We lost confidence in management’s ability to transition its core business to the AI era and sold our shares.

Positive attribution:

• Financials: Broad-based outperformance was led by Bankinter and Euronext, driven by increased European economic optimism.

• Health Care: Outperformance was due to our underweight positioning and strong performance by Sandoz, a leading biosimilar manufacturer well-positioned to benefit from growing demand for lower-cost therapies.

• Materials: Agnico Eagle benefited from a strong gold price and efficient operational performance.

Recent geopolitical developments have intensified market volatility. As value investors, we are drawn to the fear and uncertainty increasingly embedded in stock prices. By focusing on businesses with idiosyncratic drivers, rather than those dependent on macroeconomic tailwinds, we position the portfolio to navigate uncertainty and capture emerging value opportunities.

How has the Fund performed since inception?

Total Return Based on $1,000,000 Investment

North Square Altrinsic International Equity Fund - Class I
MSCI EAFE Index
$1,400,000
$1,120,000
$840,000
$560,000
$280,000
$0
$1,396,754
$1,363,440
Dec-2020
May-2021
May-2022
May-2023
May-2024
May-2025

	North Square Altrinsic International Equity Fund - Class I	MSCI EAFE Index
Dec-2020	$1,000,000	$1,000,000
May-2021	$1,114,214	$1,125,801
May-2022	$1,014,401	$1,008,948
May-2023	$1,032,803	$1,039,832
May-2024	$1,194,608	$1,232,475
May-2025	$1,363,440	$1,396,754

Average Annual Total Returns

	7 Months	Since Inception (December 4, 2020)
North Square Altrinsic International Equity Fund - Class I	12.55%	7.15%
MSCI EAFE Index	13.57%	7.73%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/altrinsic-international-equity-fund/ for updated performance information.

What did the Fund invest in?

Sector Weighting (% of net assets)

Financials
35.5%
Consumer Staples
12.8%
Industrials
11.7%
Health Care
10.0%
Consumer Discretionary
8.8%
Technology
8.0%
Energy
3.1%
Materials
3.1%
Short-Term Investments
2.9%
Communications
1.6%
Real Estate
1.6%
Other Assets in Excess of Liabilities
0.9%

Value	Value
Other Assets in Excess of Liabilities	0.9%
Real Estate	1.6%
Communications	1.6%
Short-Term Investments	2.9%
Materials	3.1%
Energy	3.1%
Technology	8.0%
Consumer Discretionary	8.8%
Health Care	10.0%
Industrials	11.7%
Consumer Staples	12.8%
Financials	35.5%

Fund Statistics

Net Assets	$107,811,561
Number of Portfolio Holdings	67
Advisory Fee (net of waivers)	$427,133
Portfolio Turnover	18%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Chubb Ltd.	3.6%
Everest Re Group, Ltd.	3.1%
KB Financial Group, Inc.	2.4%
Aon PLC - Class A	2.4%
Sony Group Corp.	2.4%
Bureau Veritas SA	2.3%
Heineken N.V.	2.3%
GSK PLC	2.2%
Sanofi	2.2%
Suzuki Motor Corp.	2.2%

Country Weighting (% of net assets)

Japan 14.5%
France 12.5%
United Kingdom 11.3%
Germany 10.3%
Switzerland 8.0%
Ireland 7.2%
Korea (Republic Of) 5.3%
Netherlands 5.3%
Bermuda 4.8%
Mexico 3.9%
United States 3.8%
Cayman Islands 2.8%
India 2.0%
Belgium 1.9%
Brazil 1.6%
Spain 1.0%
Israel 1.0%
Canada 0.9%
Peru 0.7%
Hong Kong 0.7%
Sweden 0.5%

Value	Value
Sweden	0.5%
Hong Kong	0.7%
Peru	0.7%
Canada	0.9%
Israel	1.0%
Spain	1.0%
Brazil	1.6%
Belgium	1.9%
India	2.0%
Cayman Islands	2.8%
United States	3.8%
Mexico	3.9%
Bermuda	4.8%
Netherlands	5.3%
Korea (Republic Of)	5.3%
Ireland	7.2%
Switzerland	8.0%
Germany	10.3%
United Kingdom	11.3%
France	12.5%
Japan	14.5%

Material Fund Changes

The Fund changed its fiscal year end to May 31.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Altrinsic International Equity Fund - Class I (NSIVX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-NSIVX

North Square Core Plus Bond Fund

Class I (STTIX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Core Plus Bond Fund (the “Fund”) for the period of June 1, 2024, to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$94	0.91%

How did the Fund perform during the reporting period?

With the Tariff process far from over and Treasury credit concerns weighing on longer maturity bonds, we expect to witness above-average levels of market volatility for at least the next two calendar quarters. Though increasingly better-behaved, inflation remains a primary concern while trade policy negotiations continue. We do not expect further reductions in the Fed Funds rate until the fourth quarter of this year, with additional monetary policy easing likely in the first Federal Reserve meetings of 2026. Military action, which has grown to include Israel and Iran, also holds the power to disrupt financial market performance.

Bloomberg U.S. Aggregate Bond Index outperformance within the Core (investment-grade) allocation was largely attributable to security selection. Corporate and agency debenture holdings generated alpha as high market volatility and yield spreads created attractive trading opportunities. Security selection within an overweight to agency mortgage securities should continue to benefit performance as corporate credit risk is nearly fully priced at current levels.

Within the Plus allocation, preferred securities contributed notably to outperformance. The Fund held low-dollar-priced, low-coupon securities with attractive yield-to-call across corporate hybrids, AT1s, and institutional preferreds. Below investment grade CMBS and RMBS also contributed positively to performance, driven by targeted security selection. The strategy emphasized unique opportunities in stressed loans poised to benefit from restructuring. High yield corporates also benefitted the portfolio, specifically through security selection within Basics, Consumer Goods and Retail Sectors.

The Fund’s long volatility exposure continued to mitigate downside risk and provide additional return during periods of uncertainty. This proved especially beneficial post liberation day as volatility has been elevated on tariff headlines.

As we look ahead, we remain confident in the Fund’s positioning and focused on identifying opportunities in a dynamic market environment.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

	North Square Core Plus Bond Fund - Class I	Bloomberg U.S. Aggregate Bond Index	HFRX Absolute Return Index
May-2015	$10,000	$10,000	$10,000
May-2016	$9,946	$10,299	$10,039
May-2017	$10,694	$10,462	$10,205
May-2018	$10,617	$10,423	$10,505
May-2019	$10,203	$11,090	$10,459
May-2020	$10,753	$12,134	$10,533
May-2021	$11,826	$12,085	$11,320
May-2022	$11,189	$11,091	$11,345
May-2023	$10,567	$10,854	$11,379
May-2024	$10,601	$10,995	$12,012
May-2025	$11,436	$11,596	$12,618

Average Annual Total Returns

	1 Year	5 Years	10 Years
North Square Core Plus Bond Fund - Class I	7.88%	1.24%	1.35%
Bloomberg U.S. Aggregate Bond Index	5.46%	-0.90%	1.49%
HFRX Absolute Return Index	5.05%	3.68%	2.35%

The performance results shown above in the line chart and the average annual total returns table for periods prior to September 27, 2024, represent the performance of the Trilogy Alternative Return Fund (the "Predecessor Fund") which converted into the Fund and is attributable to the Fund moving forward. The Fund's performance has not been restated to reflect any differences paid by the Predecessor Fund and those paid by the Fund.

Effective September 27, 2024, the Fund made changes to its principal investment strategies. Accordingly, the performance shown for periods prior to September 27, 2024, is based on the Fund's prior principal investment strategies and may not be representative of the Fund's performance under its current principal investment strategies. In connection with changes to the Fund’s investment objectives and principal investment strategies, the Fund’s primary benchmark index changed from the HFRX Absolute Return Index to the Bloomberg U.S. Aggregate Bond Index.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/core-plus-bond-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Mortgage Backed Securities 28.0%
Financials 14.9%
Asset Backed Securities 13.4%
U.S. Government & Agencies 11.9%
Utilities 5.3%
Energy 5.1%
Communications 4.2%
Materials 3.3%
Consumer Discretionary 2.9%
Industrials 2.7%
Consumer Staples 2.4%
Technology 1.4%
Health Care 1.1%
Short-Term Investments 0.8%
Purchased Options 0.5%
Supranational 0.4%
Real Estate 0.2%
Other Assets in Excess of Liabilities 1.5%

Value	Value
Other Assets in Excess of Liabilities	1.5%
Real Estate	0.2%
Supranational	0.4%
Purchased Options	0.5%
Short-Term Investments	0.8%
Health Care	1.1%
Technology	1.4%
Consumer Staples	2.4%
Industrials	2.7%
Consumer Discretionary	2.9%
Materials	3.3%
Communications	4.2%
Energy	5.1%
Utilities	5.3%
U.S. Government & Agencies	11.9%
Asset Backed Securities	13.4%
Financials	14.9%
Mortgage Backed Securities	28.0%

Fund Statistics

  Net Assets$23,373,464
  Number of Portfolio Holdings256
  Advisory Fee (net of waivers)$0
  Portfolio Turnover224%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Federal National Mortgage Association	1.7%
United States Treasury Note/Bond	1.6%
United States Treasury Note/Bond	1.6%
United States Treasury Note/Bond	1.5%
United States Treasury Note/Bond	1.4%
United States Treasury Note/Bond	1.3%
Ginnie Mae II Pool	1.3%
United States Treasury Note/Bond	1.2%
Fannie Mae Pool	1.1%
United States Treasury Note/Bond	1.0%

Material Fund Changes

This is a summary of certain changes to the Fund since June 1, 2024. For more complete information you may review the Fund’s prospectus dated September 27, 2024, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings-2/

Effective September 27, 2024, the Fund changed its name from the North Square Trilogy Alternative Return Fund to the North Square Core Plus Bond Fund. The Fund also changed: (i) its investment objective to seek high current income and long-term capital appreciation; (ii) its principal investment strategies and principal risks to reflect the Fund's principal investments in fixed income investments; and (iii) its sub-advisers to CSM Advisors, LLC and Red Cedar Investment Management, LLC. In addition, effective September 27, 2024, the Fund converted Class A and Class C shares into Class I shares.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Core Plus Bond Fund - Class I (STTIX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-STTIX

North Square Dynamic Small Cap Fund

Class A (ORSAX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Dynamic Small Cap Fund (the "Fund") for the period of June 1, 2024, to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$124	1.24%

How did the Fund perform during the reporting period?

We attribute the main drivers of returns into three categories of insights:

Catalyst-related exposures were positive for the measurement period and was the best performing theme. Catalyst insights seek to gather sentiment and actions by a variety of market participants and position the portfolio accordingly.

Quality exposures were modestly positive contributors during the period. Quality characteristics like attractive cash-flow features, balance sheet strength and profitable growth did well early on during this period. However, much of these gains were erased in the last several months, as appetite for what we consider to be lower quality and higher risk type companies increased.

Relative Value-related exposures underperformed during the period. Uncertainty in guidance from companies due to policy outlook, made it difficult for investors to assess the value of future cash-flow and sales, likely resulting in investors avoiding some of the value trades.

Additionally, the modest deviation the Fund has in industry weights versus the index, was a meaningful detractor from performance during this period. The last 6 months were especially challenging, as industry rotations driven by anticipated policy and trade policies were impactful.

The Fund aimed to be diversified across its three main investment themes but is currently tilted towards Catalyst and Quality exposures, with less Value exposure. The near-term expectations are that the relatively larger performance swings observed so far in 2025 will continue as investors digest and position themselves around expected policy changes. Our tilt towards Catalyst should help the portfolio navigate some of these sentiment shifts, while Quality exposures typically favor companies with stronger fundamentals less exposed to market volatility.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

	North Square Dynamic Small Cap Fund - Class A	Russell 2000® Index	Russell 3000® Index
May-2023	$9,423	$10,000	$10,000
May-2023	$9,331	$9,906	$10,042
May-2024	$12,305	$11,899	$12,811
May-2025	$12,288	$12,040	$14,492

Average Annual Total Returns

	1 Year	Since Inception (May 1, 2023)
North Square Dynamic Small Cap Fund - Class A
Without Load	-0.14%	13.60%
With Load*	-5.90%	10.40%
Russell 2000® Index	1.19%	9.33%
Russell 3000® Index	13.12%	19.50%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/dynamic-small-cap/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Industrials
17.4%
Financials
13.8%
Consumer Discretionary
13.8%
Technology
13.3%
Health Care
13.0%
Consumer Staples
6.8%
Energy
6.5%
Real Estate
6.4%
Materials
4.0%
Utilities
3.0%
Communications
0.8%
Exchange-Traded Funds
0.6%
Short-Term Investments
0.5%
Other Assets in Excess of Liabilities
0.1%

Value	Value
Other Assets in Excess of Liabilities	0.1%
Short-Term Investments	0.5%
Exchange-Traded Funds	0.6%
Communications	0.8%
Utilities	3.0%
Materials	4.0%
Real Estate	6.4%
Energy	6.5%
Consumer Staples	6.8%
Health Care	13.0%
Technology	13.3%
Consumer Discretionary	13.8%
Financials	13.8%
Industrials	17.4%

Fund Statistics

  Net Assets$486,384,942
  Number of Portfolio Holdings243
  Advisory Fee (net of waivers)$2,871,917
  Portfolio Turnover168%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Itron, Inc.	1.7%
Mueller Industries, Inc.	1.6%
Carpenter Technology Corp.	1.6%
Adtalem Global Education, Inc.	1.4%
Primoris Services Corp.	1.3%
Sprouts Farmers Market, Inc.	1.3%
Axos Financial, Inc.	1.2%
NEXTracker, Inc., Class A	1.2%
Portland General Electric Co.	1.2%
SkyWest, Inc.	1.2%

Material Fund Changes

No material changes occured since June 1, 2024.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Dynamic Small Cap Fund - Class A (ORSAX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-ORSAX

North Square Dynamic Small Cap Fund

Class I  (ORSIX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Dynamic Small Cap Fund (the "Fund") for the period of June 1, 2024, to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$99	0.99%

How did the Fund perform during the reporting period?

We attribute the main drivers of returns into three categories of insights:

Catalyst-related exposures were positive for the measurement period and was the best performing theme. Catalyst insights seek to gather sentiment and actions by a variety of market participants and position the portfolio accordingly.

Quality exposures were modestly positive contributors during the period. Quality characteristics like attractive cash-flow features, balance sheet strength and profitable growth did well early on during this period. However, much of these gains were erased in the last several months, as appetite for what we consider to be lower quality and higher risk type companies increased.

Relative Value-related exposures underperformed during the period. Uncertainty in guidance from companies due to policy outlook, made it difficult for investors to assess the value of future cash-flow and sales, likely resulting in investors avoiding some of the value trades.

Additionally, the modest deviation the Fund has in industry weights versus the index, was a meaningful detractor from performance during this period. The last 6 months were especially challenging, as industry rotations driven by anticipated policy and trade policies were impactful.

The Fund aimed to be diversified across its three main investment themes but is currently tilted towards Catalyst and Quality exposures, with less Value exposure. The near-term expectations are that the relatively larger performance swings observed so far in 2025 will continue as investors digest and position themselves around expected policy changes. Our tilt towards Catalyst should help the portfolio navigate some of these sentiment shifts, while Quality exposures typically favor companies with stronger fundamentals less exposed to market volatility.

How has the Fund performed over the last 10 years?

Total Return Based on $1,000,000 Investment

	North Square Dynamic Small Cap Fund - Class I	Russell 2000® Index	Russell 3000® Index
May-2015	$999,987	$1,000,000	$1,000,000
May-2016	$927,240	$940,273	$1,002,233
May-2017	$1,124,630	$1,131,726	$1,179,539
May-2018	$1,415,166	$1,366,724	$1,357,195
May-2019	$1,296,042	$1,243,104	$1,391,074
May-2020	$1,290,320	$1,200,356	$1,550,539
May-2021	$2,094,937	$1,975,361	$2,231,406
May-2022	$1,876,861	$1,641,226	$2,149,203
May-2023	$1,891,075	$1,564,427	$2,192,933
May-2024	$2,498,822	$1,879,112	$2,797,809
May-2025	$2,502,393	$1,901,386	$3,164,835

Average Annual Total Returns

	1 Year	5 Years	10 Years
North Square Dynamic Small Cap Fund - Class I	0.14%	14.16%	9.60%
Russell 2000® Index	1.19%	9.64%	6.64%
Russell 3000® Index	13.12%	15.34%	12.21%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/dynamic-small-cap/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Value	Value
Other Assets in Excess of Liabilities	0.1%
Short-Term Investments	0.5%
Exchange-Traded Funds	0.6%
Communications	0.8%
Utilities	3.0%
Materials	4.0%
Real Estate	6.4%
Energy	6.5%
Consumer Staples	6.8%
Health Care	13.0%
Technology	13.3%
Consumer Discretionary	13.8%
Financials	13.8%
Industrials	17.4%

Fund Statistics

  Net Assets$486,384,942
  Number of Portfolio Holdings243
  Advisory Fee (net of waivers)$2,871,917
  Portfolio Turnover168%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Itron, Inc.	1.7%
Mueller Industries, Inc.	1.6%
Carpenter Technology Corp.	1.6%
Adtalem Global Education, Inc.	1.4%
Primoris Services Corp.	1.3%
Sprouts Farmers Market, Inc.	1.3%
Axos Financial, Inc.	1.2%
NEXTracker, Inc., Class A	1.2%
Portland General Electric Co.	1.2%
SkyWest, Inc.	1.2%

Material Fund Changes

No material changes occured since June 1, 2024.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Dynamic Small Cap Fund - Class I (ORSIX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-ORSIX

North Square Kennedy MicroCap Fund

Class I  (NKMCX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Kennedy MicroCap Fund (the "Fund") for the period of June 10, 2024, to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$158	1.47%

How did the Fund perform during the reporting period?

The Fund has delivered impressive performance, exceeding the Russell Microcap® Index benchmark by more than 1,000 bps in the Fund's first year. This remarkable achievement highlights the strength of the Fund's investment strategy and the dedication of the team.

Among the standout sectors, Health Care led the way, with Biotechnology generating 300 bps of relative outperformance and Pharmaceuticals contributing more than 150 bps of relative outperformance. Verona Pharma, in particular, was a significant outperformer, with shares in the strategy rising over 500 percent and adding more than 150 bps to the Fund's overall performance.

Financials also performed exceptionally well, driven by strong results in Financial Services. Two consumer finance companies, H&E Equipment Services, Inc. and Oportun Financial Corp., were the primary drivers of this success, along with solid performance from regional banks.

Additionally, several other sectors within the Fund outperformed their respective benchmarks; however, the Fund did experience a minor relative loss in Communications compared to the benchmark. This was primarily due to underperformance from two holdings, Advantage Solutions, Inc. and Thryv Holdings, Inc. Despite this, the Fund continues to hold both positions and believe in their potential to deliver improved financial performance in the future.

How has the Fund performed since inception?

Total Return Based on $100,000 Investment

	North Square Kennedy MicroCap Fund - Class I	Russell 3000® Index	Russell Microcap® Index
Jun-2024	$100,000	$100,000	$100,001
May-2025	$120,906	$111,696	$105,546

Average Annual Total Returns

Since Inception (June 10, 2024)
North Square Kennedy MicroCap Fund - Class I	20.91%
Russell 3000® Index	11.70%
Russell Microcap® Index	5.56%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/kennedy-microcap-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Financials 26.4%
Health Care 18.8%
Industrials 12.5%
Technology 11.9%
Energy 6.2%
Short-Term Investments 5.1%
Consumer Staples 5.1%
Materials 4.3%
Real Estate 3.6%
Consumer Discretionary 3.3%
Communications 2.5%
Exchange-Traded Funds 0.5%
Liabilities in Excess of Other Assets -0.2%

Value	Value
Liabilities in Excess of Other Assets	-0.2%
Exchange-Traded Funds	0.5%
Communications	2.5%
Consumer Discretionary	3.3%
Real Estate	3.6%
Materials	4.3%
Consumer Staples	5.1%
Short-Term Investments	5.1%
Energy	6.2%
Technology	11.9%
Industrials	12.5%
Health Care	18.8%
Financials	26.4%

Fund Statistics

  Net Assets$21,779,995
  Number of Portfolio Holdings132
  Advisory Fee $66,181
  Portfolio Turnover67%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
First American Treasury Government Obligations Fund, Class X	5.1%
Southern States Bancshares, Inc.	2.7%
CryoLife, Inc.	2.3%
TriMas Corp.	2.2%
Northeast Bank	2.2%
Chefs' Warehouse, Inc. (The)	1.9%
Third Coast Bancshares, Inc.	1.8%
Capital Bancorp, Inc.	1.8%
Universal Technical Institute, Inc.	1.7%
Red Violet, Inc.	1.7%

Material Fund Changes

No material changes occurred since June 10, 2024.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Kennedy MicroCap Fund - Class I (NKMCX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-NKMCX

North Square McKee Bond Fund

Class I  (NMKYX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square McKee Bond Fund (the "Fund") for the period of November 1, 2024 to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$28Footnote Reference*	0.47%
Footnote	Description
Footnote*	The reporting period is less than a full annual reporting period. Expenses paid for a full annual reporting period would be higher.

How did the Fund perform during the reporting period?

The North Square McKee Bond Fund for the seven-month period ending May 31, 2025, underperformed the Bloomberg US Aggregate Bond Index's return. Consistent with our investment philosophy and long-term results, excess returns mainly came from active security selection, though yield curve positioning and sector allocation detracted from performance.

Leading contributors to performance included security selection in the corporate sector, adding 5 bps. Incremental value was also gained from managing the agency sector, contributing an additional 7 bps. Mortgage selection produced 4 bps of return.

The 9% overweight in the mortgage sector cost the portfolio 4 bps, while the overweight in agency debentures was a 3 bps drag. The combined performance impact from duration and yield curve management totaled -11 bps. The April 2nd tariff announcement drove market volatility significantly higher, penalizing the performance of all spread sectors versus equal maturity Treasuries. Investment-grade corporate yield spreads continued to recover from the tariff-induced under performance versus Treasuries, leaving agency debenture and mortgage securities as our only active overweight as of May 31st.

The inflation rate has yet to show any material impact from changes in trade/tariff policy, though we expect to see increasing upward pressure in the coming months.  Given the pace of negotiations and questions surrounding the consumer’s share of price hikes, inflation should remain above the Fed’s target into next year.

How has the Fund performed since inception?

Total Return Based on $50,000 Investment

	North Square McKee Bond Fund - Class I	Bloomberg U.S. Aggregate Bond Index
May-2021	$50,000	$50,000
May-2021	$50,152	$50,331
May-2022	$46,639	$46,193
May-2023	$46,018	$45,203
May-2024	$46,960	$45,793
May-2025	$49,475	$48,293

Average Annual Total Returns

	7 Months	Since Inception (May 19, 2021)
North Square McKee Bond Fund- Class I	1.67%	-0.44%
Bloomberg U.S. Aggregate Bond Index	1.84%	-0.86%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/mckee-bond-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Mortgage Backed Securities 44.7%
U.S. Government & Agencies 19.4%
Financials 12.5%
Utilities 3.7%
Industrials 3.2%
Asset Backed Securities 2.8%
Energy 2.7%
Consumer Discretionary 2.6%
Communications 1.8%
Technology 1.8%
Consumer Staples 1.6%
Health Care 0.8%
Short-Term Investments 0.7%
Supranational 0.6%
Sovereign 0.4%
Real Estate 0.2%
Other Assets in Excess of Liabilities 0.5%

Value	Value
Other Assets in Excess of Liabilities	0.5%
Real Estate	0.2%
Sovereign	0.4%
Supranational	0.6%
Short-Term Investments	0.7%
Health Care	0.8%
Consumer Staples	1.6%
Technology	1.8%
Communications	1.8%
Consumer Discretionary	2.6%
Energy	2.7%
Asset Backed Securities	2.8%
Industrials	3.2%
Utilities	3.7%
Financials	12.5%
U.S. Government & Agencies	19.4%
Mortgage Backed Securities	44.7%

Fund Statistics

  Net Assets$179,579,237
  Number of Portfolio Holdings418
  Advisory Fee (net of waivers)$15,393
  Portfolio Turnover107%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
United States Treasury Note/Bond, 3.875%	2.5%
United States Treasury Note/Bond, 4.750%	2.5%
United States Treasury Note/Bond, 3.125%	2.4%
United States Treasury Note/Bond, 4.500%	2.2%
United States Treasury Note/Bond, 3.750%	2.0%
United States Treasury Note/Bond, 4.000%	1.8%
United States Treasury Note/Bond, 4.250%	1.6%
Fannie Mae Pool, 5.000%	1.3%
Ginnie Mae II Pool, 2.000%	1.2%
United States Treasury Note, 3.750%	1.1%

Material Fund Changes

The Fund changed its fiscal year end to May 31.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square McKee Bond Fund - Class I (NMKYX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-NMKYX

North Square McKee Bond Fund

Class R6 (NMKBX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square McKee Bond Fund (the "Fund") for the period of November 1, 2024 to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$16Footnote Reference*	0.28%
Footnote	Description
Footnote*	The reporting period is less than a full annual reporting period. Expenses paid for a full annual reporting period would be higher.

How did the Fund perform during the reporting period?

The North Square McKee Bond Fund for the seven-month period ending May 31, 2025, underperformed the Bloomberg US Aggregate Bond Index's return. Consistent with our investment philosophy and long-term results, excess returns mainly came from active security selection, though yield curve positioning and sector allocation detracted from performance.

Leading contributors to performance included security selection in the corporate sector, adding 5 bps. Incremental value was also gained from managing the agency sector, contributing an additional 7 bps. Mortgage selection produced 4 bps of return.

The 9% overweight in the mortgage sector cost the portfolio 4 bps, while the overweight in agency debentures was a 3 bps drag. The combined performance impact from duration and yield curve management totaled -11 bps. The April 2nd tariff announcement drove market volatility significantly higher, penalizing the performance of all spread sectors versus equal maturity Treasuries. Investment-grade corporate yield spreads continued to recover from the tariff-induced under performance versus Treasuries, leaving agency debenture and mortgage securities as our only active overweight as of May 31st.

The inflation rate has yet to show any material impact from changes in trade/tariff policy, though we expect to see increasing upward pressure in the coming months.  Given the pace of negotiations and questions surrounding the consumer’s share of price hikes, inflation should remain above the Fed’s target into next year.

How has the Fund performed since inception?

Total Return Based on $5,000,000 Investment

	North Square McKee Bond Fund - Class R6	Bloomberg U.S. Aggregate Bond Index
Dec-2020	$5,000,000	$5,000,000
May-2021	$4,969,573	$4,894,087
May-2022	$4,630,563	$4,491,687
May-2023	$4,579,187	$4,395,448
May-2024	$4,688,691	$4,452,823
May-2025	$4,943,857	$4,695,913

Average Annual Total Returns

	7 Months	Since Inception (December 28, 2020)
North Square McKee Bond Fund - Class R6	1.66%	-0.26%
Bloomberg U.S. Aggregate Bond Index	1.84%	-1.41%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/mckee-bond-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Value	Value
Other Assets in Excess of Liabilities	0.5%
Real Estate	0.2%
Sovereign	0.4%
Supranational	0.6%
Short-Term Investments	0.7%
Health Care	0.8%
Consumer Staples	1.6%
Technology	1.8%
Communications	1.8%
Consumer Discretionary	2.6%
Energy	2.7%
Asset Backed Securities	2.8%
Industrials	3.2%
Utilities	3.7%
Financials	12.5%
U.S. Government & Agencies	19.4%
Mortgage Backed Securities	44.7%

Fund Statistics

  Net Assets$179,579,237
  Number of Portfolio Holdings418
  Advisory Fee (net of waivers)$15,393
  Portfolio Turnover107%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
United States Treasury Note/Bond, 3.875%	2.5%
United States Treasury Note/Bond, 4.750%	2.5%
United States Treasury Note/Bond, 3.125%	2.4%
United States Treasury Note/Bond, 4.500%	2.2%
United States Treasury Note/Bond, 3.750%	2.0%
United States Treasury Note/Bond, 4.000%	1.8%
United States Treasury Note/Bond, 4.250%	1.6%
Fannie Mae Pool, 5.000%	1.3%
Ginnie Mae II Pool, 2.000%	1.2%
United States Treasury Note, 3.750%	1.1%

Material Fund Changes

The Fund changed its fiscal year end to May 31.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square McKee Bond Fund - Class R6 (NMKBX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-NMKBX

North Square Multi Strategy Fund

Class A  (ORILX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Multi Strategy Fund (the "Fund") for the period of June 1, 2024 to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$104	1.00%

How did the Fund perform during the reporting period?

The Fund combines investments in growth and income strategies to construct a thoughtfully diversified, actively managed strategic allocation portfolio.

Despite an eventful year, the U.S. equity market maintained its multi-year momentum with the S&P 500 Index returning 13.5% for the fiscal year. Most notable was an abrupt, yet brief disruption, caused by the U.S. proposing significant tariffs against leading trading partners in early April. The potential challenge to existing norms in trade spurred a shift in asset flows away from the U.S.. After years of underperforming, the MSCI EAFE Index (+13.33%) finished roughly in line with the S&P 500 Index. As a diversified portfolio, the Fund was able to weather the market disturbance, though a sharp rebound in the most damaged segments of the market erased much of the reward for our risk awareness. While the equity markets have seemingly forgotten any obstacles to stable economic growth, the Treasury market has remained skeptical as long-dated yields have risen in the final weeks of the fiscal year. In turn, the Fund's to the more rate sensitive small cap segment detracted while thematic elements and growth equities appeared more favorable.

The lack of market breadth has encouraged patience in our core-value allocation across equities. Given the uncertain economic environment, equity markets remain sensitive to further drawdowns that could sharply impact the stocks that have seen the strongest gains. Furthermore, traditional sources of yield have become a more compelling long run investment and have a greater potential to fulfill their risk mitigating role within the broader portfolio. On the other hand, if the economy avoids further setbacks our equity allocation should benefit from a more broad-based recovery, particularly our selection of small cap equity holdings.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

	North Square Multi Strategy Fund - Class A	Russell 3000® Index
May-2015	$9,426	$10,000
May-2016	$9,157	$10,022
May-2017	$10,565	$11,795
May-2018	$12,483	$13,572
May-2019	$11,873	$13,911
May-2020	$12,657	$15,505
May-2021	$17,621	$22,314
May-2022	$16,749	$21,492
May-2023	$16,654	$21,929
May-2024	$20,150	$27,978
May-2025	$21,658	$31,648

Average Annual Total Returns

	1 Year	5 Years	10 Years
North Square Multi Strategy Fund - Class A
Without Load	7.49%	11.34%	8.68%
With Load	1.33%	10.03%	8.03%
Russell 3000® Index	13.12%	15.34%	12.21%

The performance results shown above in the line chart and the average annual total returns table for periods prior to May 10, 2019, represent the performance of the Oak Ridge Multi Strategy Fund (the "Predecessor Fund") which converted into the Fund and is attributable to the Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

Effective July 18, 2017, the Predecessor Fund made certain changes to its principal investment strategies. Accordingly, the Predecessor Fund's performance for the periods prior to July 18, 2017, is based on the Predecessor Fund's prior principal investment strategies and may not be representative of the Predecessor Fund's performance with its amended investment strategies, which are substantially identical to that of the Fund.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/multi-strategy/.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Equity
86.2%
Fixed Income
12.9%
Short-Term Investments
0.9%

Value	Value
Short-Term Investments	0.9%
Fixed Income	12.9%
Equity	86.2%

Fund Statistics

  Net Assets$37,417,528
  Number of Portfolio Holdings12
  Advisory Fee (net of waivers)$84,766
  Portfolio Turnover26%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
North Square Altrinsic International Equity Fund, Class I	17.2%
North Square Dynamic Small Cap Fund, Class I	13.9%
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	13.4%
North Square McKee Bond Fund, Class I	12.9%
Vanguard® Dividend Appreciation ETF	11.1%
Vanguard® Growth ETF	7.8%
Vanguard® Value ETF	5.7%
North Square Select Small Cap Fund, Class I	5.5%
Invesco® S&P 500® GARP ETF	5.2%
iShares MSCI EAFE ETF	3.8%

Material Fund Changes

This is a summary of certain changes to the Fund since June 1, 2024. For more complete information you may review the Fund's current prospectus, dated September 27, 2024, as supplemented on December 20, 2024, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings-2/.

Effective December 20, 2024, pursuant to a novation of the Sub-Advisory Agreement between North Square Investments, LLC and NSI Retail Advisors, LLC (“NSI Retail”) with respect to the Fund, CSM Advisors, LLC (“CSM”), an affiliate of NSI Retail, became the investment sub-adviser to the Fund and is responsible for its day-to-day portfolio management.  The novation of the Sub-Advisory Agreement occurred in connection with an internal restructuring of NSI Retail and did not result in any changes to: (i) the level of sub-advisory services provided to the Fund; (ii) the manner in which the Fund is managed or operated; (iii) the personnel who are responsible for providing sub-advisory services to the Fund, including the portfolio managers; or (iv) the terms of the Sub-Advisory Agreement, including the compensation paid to the Fund's sub-adviser

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Multi Strategy Fund - Class A (ORILX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-ORILX

North Square Multi Strategy Fund

Class I (PORYX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Multi Strategy Fund (the "Fund") for the period of June 1, 2024 to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$78	0.75%

How did the Fund perform during the reporting period?

The Fund combines investments in growth and income strategies to construct a thoughtfully diversified, actively managed strategic allocation portfolio.

Despite an eventful year, the U.S. equity market maintained its multi-year momentum with the S&P 500 Index returning 13.5% for the fiscal year. Most notable was an abrupt, yet brief disruption, caused by the U.S. proposing significant tariffs against leading trading partners in early April. The potential challenge to existing norms in trade spurred a shift in asset flows away from the U.S.. After years of underperforming, the MSCI EAFE Index (+13.33%) finished roughly in line with the S&P 500 Index. As a diversified portfolio, the Fund was able to weather the market disturbance, though a sharp rebound in the most damaged segments of the market erased much of the reward for our risk awareness. While the equity markets have seemingly forgotten any obstacles to stable economic growth, the Treasury market has remained skeptical as long-dated yields have risen in the final weeks of the fiscal year. In turn, the Fund's to the more rate sensitive small cap segment detracted while thematic elements and growth equities appeared more favorable.

The lack of market breadth has encouraged patience in our core-value allocation across equities. Given the uncertain economic environment, equity markets remain sensitive to further drawdowns that could sharply impact the stocks that have seen the strongest gains. Furthermore, traditional sources of yield have become a more compelling long run investment and have a greater potential to fulfill their risk mitigating role within the broader portfolio. On the other hand, if the economy avoids further setbacks our equity allocation should benefit from a more broad-based recovery, particularly our selection of small cap equity holdings.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

	North Square Multi Strategy Fund - Class I	Russell 3000® Index
May-2015	$1,000,000	$1,000,000
May-2016	$972,008	$1,002,233
May-2017	$1,121,622	$1,179,539
May-2018	$1,328,668	$1,357,195
May-2019	$1,272,123	$1,391,074
May-2020	$1,364,069	$1,550,539
May-2021	$1,908,004	$2,231,406
May-2022	$1,818,354	$2,149,203
May-2023	$1,811,397	$2,192,933
May-2024	$2,197,922	$2,797,809
May-2025	$2,368,218	$3,164,835

Average Annual Total Returns

	1 Year	5 Years	10 Years
North Square Multi Strategy Fund - Class I	7.75%	11.67%	9.00%
Russell 3000® Index	13.12%	15.34%	12.21%

The performance results shown above in the line chart and the average annual total returns table for periods prior to May 10, 2019, represent the performance of the Oak Ridge Multi Strategy Fund (the "Predecessor Fund") which converted into the Fund and is attributable to the Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

Effective July 18, 2017, the Predecessor Fund made certain changes to its principal investment strategies. Accordingly, the Predecessor Fund's performance for the periods prior to July 18, 2017, is based on the Predecessor Fund's prior principal investment strategies and may not be representative of the Predecessor Fund's performance with its amended investment strategies, which are substantially identical to that of the Fund.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/multi-strategy/.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Value	Value
Short-Term Investments	0.9%
Fixed Income	12.9%
Equity	86.2%

Fund Statistics

  Net Assets$37,417,528
  Number of Portfolio Holdings12
  Advisory Fee (net of waivers)$84,766
  Portfolio Turnover26%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
North Square Altrinsic International Equity Fund, Class I	17.2%
North Square Dynamic Small Cap Fund, Class I	13.9%
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	13.4%
North Square McKee Bond Fund, Class I	12.9%
Vanguard® Dividend Appreciation ETF	11.1%
Vanguard® Growth ETF	7.8%
Vanguard® Value ETF	5.7%
North Square Select Small Cap Fund, Class I	5.5%
Invesco® S&P 500® GARP ETF	5.2%
iShares MSCI EAFE ETF	3.8%

Material Fund Changes

This is a summary of certain changes to the Fund since June 1, 2024. For more complete information you may review the Fund's current prospectus, dated September 27, 2024, as supplemented on December 20, 2024, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings-2/.

Effective December 20, 2024, pursuant to a novation of the Sub-Advisory Agreement between North Square Investments, LLC and NSI Retail Advisors, LLC (“NSI Retail”) with respect to the Fund, CSM Advisors, LLC (“CSM”), an affiliate of NSI Retail, became the investment sub-adviser to the Fund and is responsible for its day-to-day portfolio management.  The novation of the Sub-Advisory Agreement occurred in connection with an internal restructuring of NSI Retail and did not result in any changes to: (i) the level of sub-advisory services provided to the Fund; (ii) the manner in which the Fund is managed or operated; (iii) the personnel who are responsible for providing sub-advisory services to the Fund, including the portfolio managers; or (iv) the terms of the Sub-Advisory Agreement, including the compensation paid to the Fund's sub-adviser

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Multi Strategy Fund - Class I (PORYX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-PORYX

North Square Preferred and Income Securities Fund

Class I  (ORDNX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Preferred and Income Securities Fund (the "Fund") for the period of June 1, 2024, to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$102	0.97%

How did the Fund perform during the reporting period?

The last twelve months was marked by the continuation of the recovery of the banking sector and the preferred securities they issue, from the distressed levels reached after Credit Suisse, Silicon Valley Bank, First Republic and Signature Bank failed in the Spring of 2023. This recovery received a temporary set-back on April 2nd, 2025 when the US Administration announced sweeping changes to its trade and taxation policies but this pull back was short lived and prices at the time of writing have largely recovered to “pre-liberation day” levels.

Over the past four quarters, the Fund outperformed its performance benchmark, ICE BofA Fixed Rate Preferred Securities Index, in three of the four periods, with consistent value added from allocation and security selection decisions. Positive performance drivers included an underweight to $25 par retail preferred securities, a 6.1% unhedged long euro-denominated Additional Tier 1 (AT1) securities, and successfully avoiding all California Wildfire exposed electric utility corporate hybrids which was a strong contributor to performance in Q1 2025. Further outperformance was derived from strong security selection within institutional preferred securities and corporate hybrids along with favorable duration and curve positioning throughout 2024. Lastly, low dollar priced, low coupon, high yield to call securities across corporate hybrids, AT1s, and institutional preferred securities resulted in positive security selection metrics throughout the entire year. Detractors from performance included an underweight to duration which persisted until the first quarter of 2025 and was detrimental to performance in the third quarter of 2024.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

	North Square Preferred and Income Securities Fund - Class I	Bloomberg U.S. Aggregate Bond Index	ICE BofAML Fixed Rate Preferred Securities Index
May-2015	$1,000,000	$1,000,000	$1,000,000
May-2016	$970,754	$1,029,949	$1,081,613
May-2017	$1,128,545	$1,046,205	$1,146,295
May-2018	$1,307,865	$1,042,286	$1,167,815
May-2019	$1,398,643	$1,108,998	$1,244,480
May-2020	$1,529,340	$1,213,415	$1,298,281
May-2021	$2,096,259	$1,208,503	$1,427,203
May-2022	$2,065,260	$1,109,138	$1,300,465
May-2023	$2,090,986	$1,085,373	$1,282,471
May-2024	$2,540,785	$1,099,541	$1,413,217
May-2025	$2,762,932	$1,159,567	$1,451,689

Average Annual Total Returns

	1 Year	5 Years	10 Years
North Square Preferred and Income Securities Fund - Class I	8.74%	12.56%	10.70%
Bloomberg U.S. Aggregate Bond Index	5.46%	-0.90%	1.49%
ICE BofAML Fixed Rate Preferred Securities Index	2.72%	2.26%	3.80%

The Fund adopted the historical performance of the Oak Ridge Dividend Growth Fund (the “Predecessor Fund”), which was reorganized into the Fund on May 10, 2019. Fund performance results above for the period prior to that date represent the performance of the Predecessor Fund. Effective January 11, 2022, the Fund made changes to its investment objective and principal investment strategies. Accordingly, the performance prior to January 11, 2022, is based on the Fund's prior investment objective and principal investment strategies and may not be representative of the Fund's performance under its current principal investment strategies.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call 1-855- 551-5521 or visit https://northsquareinvest.com/strategies/preferred-and-income-securities-fund/for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Financials
44.5%
Utilities
31.9%
Energy
10.0%
Communications
4.8%
Short-Term Investments
3.9%
Consumer Discretionary
2.3%
Exchange-Traded Funds
0.8%
Other Assets in Excess of Liabilities
-1.0%

Value	Value
Other Assets in Excess of Liabilities	-1.0%
Exchange-Traded Funds	0.8%
Consumer Discretionary	2.3%
Short-Term Investments	3.9%
Communications	4.8%
Energy	10.0%
Utilities	31.9%
Financials	44.5%

Fund Statistics

  Net Assets$321,042,266
  Number of Portfolio Holdings59
  Advisory Fee (net of waivers)$1,827,328
  Portfolio Turnover92%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Charles Schwab Corp. (The), 5.375%, Perpetual	4.0%
First American Treasury Government Obligations Fund, 4.230%,	3.9%
Wells Fargo & Co., 5.875%, Perpetual	3.4%
Capital One Financial Corp, 6.125%, Perpetual	3.4%
Vistra Corp., 8.875%, Perpetual	3.3%
Truist Financial Corp., 4.950%, Perpetual	3.1%
NextEra Energy Capital Holdings, Inc., 6.500%, 06/15/54	2.9%
American Electric Power Co., Inc., 6.950%, 12/15/54	2.8%
Duke Energy Corp., 6.450%, 09/1/54	2.7%
CMS Energy Corp., 4.750%, 06/1/50	2.6%

Material Fund Changes

No material changes occurred since June 1, 2024.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Preferred and Income Securities Fund - Class I (ORDNX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-ORDNX

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF

(QTPI) NYSE Arca, Inc.

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square RCIM Tax-Advantaged Preferred and Income Securities ETF (the "Fund") for the period of December 18, 2024 to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-514-7733.

What were the Fund’s costs for the period since inception?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	$61	0.60%

How did the Fund perform during the reporting period?

The last twelve months was marked by the continuation of the recovery of the banking sector and the preferred securities they issue, from the distressed levels reached after Credit Suisse, Silicon Valley Bank, First Republic and Signature Bank failed in March of 2023. This recovery received a temporary set back on April 2, 2025, when the U.S. Administration announced sweeping changes to its trade and taxation policies but this pull back was short lived and prices at the time of writing have largely recovered to “pre-liberation day” levels.

Since inception, the Fund outperformed by outyielding it’s performance benchmark, ICE BofA Core Plus Fixed Rate Securities Index, taking less interest rate risk and having positive security selection. The Fund's avoidance of the large California electric utilities (which are possibly on the hook for the January 2025 wildfires) being the most notable example of this positive security selection. Given the short track record since inception and the strong relative performance there are no notable detractors to performance for the period. The Fund has a current yield of 6.97% which is 22 bps higher than its benchmark with 100% of the Fund’s holdings qualifying as dividend income.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

	North Square RCIM Tax-Advantaged Preferred and Income Securities ETF - NAV	ICE BofA Core Plus Fixed Rate Preferred Securities Index	Bloomberg U.S. Aggregate Bond Index
Dec-2024	$10,000	$10,000	$10,000
May-2025	$10,231	$9,716	$10,231

Average Annual Total Returns

Since Inception (December 18, 2024)
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF - NAV	2.31%
ICE BofA Core Plus Fixed Rate Preferred Securities Index	-2.84%
Bloomberg U.S. Aggregate Bond Index	2.31%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/tax-adv-preferred-etf/ for updated performance information.

What did the Fund invest in?

Sector Weighting (% of net assets)

Financials
82.9%
Utilities
7.0%
Energy
5.4%
Consumer Discretionary
2.4%
Communications
1.5%
Other Assets in Excess of Liabilities
0.8%

Value	Value
Other Assets in Excess of Liabilities	0.8%
Communications	1.5%
Consumer Discretionary	2.4%
Energy	5.4%
Utilities	7.0%
Financials	82.9%

Fund Statistics

  Net Assets$12,004,048
  Number of Portfolio Holdings43
  Advisory Fee $29,438
  Portfolio Turnover10%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Wells Fargo & Co., 7.625%, Perpetual	3.1%
Huntington Bancshares Inc.	3.1%
Goldman Sachs Group, Inc. (The), 7.500%, Perpetual	3.1%
Citigroup, Inc., 7.625%, Perpetual	3.0%
JPMorgan Chase & Co., 6.875%, Perpetual	3.0%
Morgan Stanley, 7.721%, Perpetual	3.0%
Bank of America Corp., 6.300%, Perpetual	2.9%
BP Capital Markets PLC, 6.450%, Perpetual	2.9%
PNC Financial Services Group, Inc. (The), 6.250%, Perpetual	2.9%
Capital One Financial Corp, 6.125%, Perpetual	2.9%

Material Fund Changes

No material changes occurred since December 18, 2024.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF (QTPI) NYSE Arca, Inc.

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-QTPI

North Square Select Small Cap Fund

(formerly, North Square Advisory Research Small Cap Value Fund)

Class I  (ADVGX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Select Small Cap Fund (the “Fund”) for the period of November 1, 2024, to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$53Footnote Reference*	0.94%
Footnote	Description
Footnote*	The reporting period is less than a full annual reporting period. Expenses paid for a full annual reporting period would be higher.

How did the Fund perform during the reporting period?

The North Square Select Small Cap Fund's outperformance versus its benchmark indices was primarily due to individual stock selection. The Fund’s management focuses on fundamental research and company specific execution with a goal of generating excess returns for the Fund’s shareholders.

Equity markets were choppy over the trailing one-year period as smaller companies based in the United States navigated the changing economic policies of a newly elected administration. This backdrop provided opportunity for the Fund to establish meaningful positions in companies at discounts to our estimates of intrinsic value, both providing positive returns in the period as well as setting the Fund up for an enhanced return profile going forward.

As mentioned above, stock selection drove the Fund’s outperformance, particularly in the industrial and healthcare sectors, where changing policy dynamics allowed for inefficiencies in the equity markets of which the Fund was able to take advantage at the company-specific level.

On the negative side, the Fund’s lack of exposure to the traditionally defensive sectors of communication services and regulated utilities was a relative drag on the portfolio. In periods of volatility, these sectors tend to draw investor capital. Our long-term approach has kept the Fund out of these sectors recently, as we see higher potential returns elsewhere in the market at the company specific level.

Going forward, we believe small U.S. businesses with solid balance sheets, profitability, and plans for growth continue to be an attractive part of the market to generate returns. The Fund’s team continues to work with individual companies on execution and to take advantage of attractive prices for the Fund’s investors.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

	North Square Select Small Cap Fund - Class I	Russell 2000® Index	Russell 2000® Value Index	Russell 3000® Index
May-2015	$1,000,000	$1,000,000	$1,000,000	$1,000,000
May-2016	$954,743	$940,273	$972,496	$1,002,233
May-2017	$1,110,324	$1,131,726	$1,176,756	$1,179,539
May-2018	$1,253,039	$1,366,724	$1,369,170	$1,357,195
May-2019	$1,363,629	$1,243,104	$1,214,234	$1,391,074
May-2020	$1,271,297	$1,200,356	$1,035,851	$1,550,539
May-2021	$1,831,560	$1,975,361	$1,858,146	$2,231,406
May-2022	$1,826,978	$1,641,226	$1,715,694	$2,149,203
May-2023	$1,680,828	$1,564,427	$1,518,472	$2,192,933
May-2024	$2,226,202	$1,879,112	$1,848,846	$2,797,809
May-2025	$2,264,815	$1,901,386	$1,827,851	$3,164,835

Average Annual Total Returns

	7 Months	5 Years	10 Years
North Square Select Small Cap Fund - Class I	-4.98%	12.24%	8.52%
Russell 2000® Index	-5.17%	9.64%	6.64%
Russell 2000® Value Index	-7.26%	12.03%	6.22%
Russell 3000® Index	4.05%	15.34%	12.21%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/select-small-cap-fund/for updated performance information.

What did the Fund invest in?

Sector Weighting (% of net assets)

Industrials 25.8%
Consumer Discretionary 22.0%
Financials 18.7%
Technology 13.7%
Materials 8.3%
Consumer Staples 4.3%
Real Estate 3.6%
Health Care 3.2%
Short-Term Investments 0.4%

Value	Value
Short-Term Investments	0.4%
Health Care	3.2%
Real Estate	3.6%
Consumer Staples	4.3%
Materials	8.3%
Technology	13.7%
Financials	18.7%
Consumer Discretionary	22.0%
Industrials	25.8%

Fund Statistics

  Net Assets$23,716,377
  Number of Portfolio Holdings33
  Advisory Fee (net of waivers)$80,094
  Portfolio Turnover33%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Bel Fuse, Inc., Class B	5.8%
TriMas Corp.	5.0%
JBT Marel Corp.	4.7%
Nicolet Bankshares, Inc.	4.6%
Performance Food Group Co.	4.3%
Openlane, Inc.	3.8%
Legacy Housing Corp.	3.6%
Daily Journal Corp.	3.5%
First Merchants Corp.	3.5%
Pitney Bowes, Inc.	3.5%

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information you may review the Fund’s supplement dated February 27, 2025, and the Fund’s prospectus dated February 28, 2025, which are available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings-2/.

Effective February 28, 2025, the Fund changed its name from “North Square Advisory Research Small Cap Value Fund” to “North Square Select Small Cap Fund”.

The Fund changed it's fiscal year end to May 31.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Select Small Cap Fund  - Class I (ADVGX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-ADVGX

North Square Spectrum Alpha Fund

Class A  (ORIGX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Spectrum Alpha Fund (the "Fund") for the period of June 1, 2024 to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$132	1.30%

How did the Fund perform during the reporting period?

The North Square Spectrum Alpha Fund is an allocation strategy designed to bring together experienced active managers that can provide distinctive insights within the smaller capitalization equity marketplace. The strategy combines differentiated funds across style and smaller capitalizations seeking to improve alpha generating potential in an allocation with a similar risk profile to the Russell 2000® Index.

The stalled rate cut cycle from the Federal Reserve and a litany of policy activity from the new administration undermined confidence in the more economically sensitive small cap segment of the market. Should the fundamental economic backdrop continue to show signs of resilience, however, we believe the U.S. small cap equity market has greater upside potential than the broad U.S. equity market. The collection of small cap managers allowed the portfolio to outperform the Russell 2000® Index for the year. The newest holding, the North Square Kennedy MicroCap Fund, Class I, returned 19.95% since initial purchase in July of 2024 and despite the smaller weighting in the strategy was a large contributor to the success of the Fund for the year through its ability to source idiosyncratic opportunities in this volatile market environment.

Furthermore, the North Square Select Small Cap Fund, Class I, outperformed both its primary benchmark, the Russell 2000® Value TR Index and the broader Russell 2000® TR Index.We currently view small cap growth as higher risk within the small cap universe and maintain a reduced exposure to the segment. Though the investment climate may continue to be difficult, the current selection of managers inspires confidence in our ability to navigate its impact on the small cap universe.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

	North Square Spectrum Alpha Fund - Class A	Russell 2000® Index	Russell 3000® Index
May-2015	$9,424	$10,000	$10,000
May-2016	$8,293	$9,403	$10,022
May-2017	$8,859	$11,317	$11,795
May-2018	$10,971	$13,667	$13,572
May-2019	$10,757	$12,431	$13,911
May-2020	$10,885	$12,004	$15,505
May-2021	$15,611	$19,754	$22,314
May-2022	$12,642	$16,412	$21,492
May-2023	$12,357	$15,644	$21,929
May-2024	$15,846	$18,791	$27,978
May-2025	$16,140	$19,014	$31,648

Average Annual Total Returns

	1 Year	5 Years	10 Years
North Square Spectrum Alpha Fund - Class A
Without Load	1.86%	8.20%	5.53%
With Load	-4.00%	6.92%	4.90%
Russell 2000® Index	1.19%	9.64%	6.64%
Russell 3000® Index	13.12%	15.34%	12.21%

The performance results shown above in the line chart and the average annual total returns table for periods prior to May 10, 2019, represent the performance of the Oak Ridge Small Cap Growth Fund (the "Predecessor Fund") which converted into the Fund and is attributable to the Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

Effective January 11, 2022, the Fund made certain changes to its principal investment strategies. Accordingly, the Fund's performance for the periods prior to January 11, 2022, is based on the prior principal investment strategies and may not be representative of the Fund's performance under its current principal investment strategies.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/spectrum-alpha-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Mutual Funds
97.8%
Exchange-Traded Funds
2.0%
Short-Term Investments
0.4%
Liabilities in Excess of Other Assets
-0.2%

Value	Value
Liabilities in Excess of Other Assets	-0.2%
Short-Term Investments	0.4%
Exchange-Traded Funds	2.0%
Mutual Funds	97.8%

Fund Statistics

  Net Assets$68,734,171
  Number of Portfolio Holdings5
  Advisory Fee (net of waivers)$406,941
  Portfolio Turnover19%

Top Holdings (% of net assets)

Holding Name	% of Net Assets
North Square Dynamic Small Cap Fund, Class I	56.2%
North Square Select Small Cap Fund, Class I	27.6%
North Square Kennedy MicroCap Fund, Class I	14.0%
iShares® Russell 2000 ETF	2.0%
First American Treasury Government Obligations Fund, Class X	0.4%

Material Fund Changes

This is a summary of certain changes to the Fund since June 1, 2024. For more complete information you may review the Fund's current prospectus, dated September 27, 2024, as supplemented on December 20, 2024, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings-2/.

Effective December 20, 2024, pursuant to a novation of the Sub-Advisory Agreement between North Square Investments, LLC and NSI Retail Advisors, LLC (“NSI Retail”) with respect to the Fund, CSM Advisors, LLC (“CSM”), an affiliate of NSI Retail, became the investment sub-adviser to the Fund and is responsible for its day-to-day portfolio management.  The novation of the Sub-Advisory Agreement occurred in connection with an internal restructuring of NSI Retail and did not result in any changes to: (i) the level of sub-advisory services provided to the Fund; (ii) the manner in which the Fund is managed or operated; (iii) the personnel who are responsible for providing sub-advisory services to the Fund, including the portfolio managers; or (iv) the terms of the Sub-Advisory Agreement, including the compensation paid to the Fund's sub-adviser

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Spectrum Alpha Fund - Class A (ORIGX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-ORIGX

North Square Spectrum Alpha Fund

Class I (ORIYX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Spectrum Alpha Fund (the "Fund") for the period of June 1, 2024 to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$106	1.05%

How did the Fund perform during the reporting period?

The North Square Spectrum Alpha Fund is an allocation strategy designed to bring together experienced active managers that can provide distinctive insights within the smaller capitalization equity marketplace. The strategy combines differentiated funds across style and smaller capitalizations seeking to improve alpha generating potential in an allocation with a similar risk profile to the Russell 2000® Index.

The stalled rate cut cycle from the Federal Reserve and a litany of policy activity from the new administration undermined confidence in the more economically sensitive small cap segment of the market. Should the fundamental economic backdrop continue to show signs of resilience, however, we believe the U.S. small cap equity market has greater upside potential than the broad U.S. equity market. The collection of small cap managers allowed the portfolio to outperform the Russell 2000® Index for the year. The newest holding, the North Square Kennedy MicroCap Fund, Class I, returned 19.95% since initial purchase in July of 2024 and despite the smaller weighting in the strategy was a large contributor to the success of the Fund for the year through its ability to source idiosyncratic opportunities in this volatile market environment.

Furthermore, the North Square Select Small Cap Fund, Class I, outperformed both its primary benchmark, the Russell 2000® Value TR Index and the broader Russell 2000® TR Index.We currently view small cap growth as higher risk within the small cap universe and maintain a reduced exposure to the segment. Though the investment climate may continue to be difficult, the current selection of managers inspires confidence in our ability to navigate its impact on the small cap universe.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

	North Square Spectrum Alpha Fund - Class I	Russell 2000® Index	Russell 3000® Index
May-2015	$1,000,000	$1,000,000	$1,000,000
May-2016	$882,642	$940,273	$1,002,233
May-2017	$946,420	$1,131,726	$1,179,539
May-2018	$1,175,319	$1,366,724	$1,357,195
May-2019	$1,155,725	$1,243,104	$1,391,074
May-2020	$1,172,159	$1,200,356	$1,550,539
May-2021	$1,685,960	$1,975,361	$2,231,406
May-2022	$1,367,495	$1,641,226	$2,149,203
May-2023	$1,339,074	$1,564,427	$2,192,933
May-2024	$1,724,407	$1,879,112	$2,797,809
May-2025	$1,759,279	$1,901,386	$3,164,835

Average Annual Total Returns

	1 Year	5 Years	10 Years
North Square Spectrum Alpha Fund - Class I	2.02%	8.46%	5.81%
Russell 2000® Index	1.19%	9.64%	6.64%
Russell 3000® Index	13.12%	15.34%	12.21%

The performance results shown above in the line chart and the average annual total returns table for periods prior to May 10, 2019, represent the performance of the Oak Ridge Small Cap Growth Fund (the "Predecessor Fund") which converted into the Fund and is attributable to the Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

Effective January 11, 2022, the Fund made certain changes to its principal investment strategies. Accordingly, the Fund's performance for the periods prior to January 11, 2022, is based on the prior principal investment strategies and may not be representative of the Fund's performance under its current principal investment strategies.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/spectrum-alpha-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Value	Value
Liabilities in Excess of Other Assets	-0.2%
Short-Term Investments	0.4%
Exchange-Traded Funds	2.0%
Mutual Funds	97.8%

Fund Statistics

  Net Assets$68,734,171
  Number of Portfolio Holdings5
  Advisory Fee (net of waivers)$406,941
  Portfolio Turnover19%

Top Holdings (% of net assets)

Holding Name	% of Net Assets
North Square Dynamic Small Cap Fund, Class I	56.2%
North Square Select Small Cap Fund, Class I	27.6%
North Square Kennedy MicroCap Fund, Class I	14.0%
iShares® Russell 2000 ETF	2.0%
First American Treasury Government Obligations Fund, Class X	0.4%

Material Fund Changes

This is a summary of certain changes to the Fund since June 1, 2024. For more complete information you may review the Fund's current prospectus, dated September 27, 2024, as supplemented on December 20, 2024, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings-2/.

Effective December 20, 2024, pursuant to a novation of the Sub-Advisory Agreement between North Square Investments, LLC and NSI Retail Advisors, LLC (“NSI Retail”) with respect to the Fund, CSM Advisors, LLC (“CSM”), an affiliate of NSI Retail, became the investment sub-adviser to the Fund and is responsible for its day-to-day portfolio management.  The novation of the Sub-Advisory Agreement occurred in connection with an internal restructuring of NSI Retail and did not result in any changes to: (i) the level of sub-advisory services provided to the Fund; (ii) the manner in which the Fund is managed or operated; (iii) the personnel who are responsible for providing sub-advisory services to the Fund, including the portfolio managers; or (iv) the terms of the Sub-Advisory Agreement, including the compensation paid to the Fund's sub-adviser

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Spectrum Alpha Fund - Class I (ORIYX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-ORIYX

North Square Strategic Income Fund

Class A  (ADVAX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Strategic Income Fund (the "Fund") for the period of November 1, 2024 to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$59Footnote Reference*	0.99%
Footnote	Description
Footnote*	The reporting period is less than a full annual reporting period. Expenses paid for a full annual reporting period would be higher.

How did the Fund perform during the reporting period?

During the period November 1, 2024 - May 31, 2025, uncertainty in financial markets remained elevated as investors grappled with fears of a recession, despite resilient economic data. Throughout this period, Red Cedar Investment Management (RCIM) maintained a cautious but opportunistic approach, capitalizing on market volatility driven by ongoing interest rate fluctuations and heightened geopolitical tensions. By remaining skeptical of overly pessimistic economic forecasts, RCIM has been able to take advantage of opportunities in the market.

Fiscal year 2025 saw periods of elevated volatility, most notably in August 2024 and April 2025 when VIX spiked to levels typically observed only during crisis periods. The Fund’s long volatility exposure helped to mitigate downside risk by generating 270 bps of alpha during the period. Preferred Securities contributed 174 bps of alpha to outperformance. AT1’s benefitted from increased certainty after the French election and issuance in the space was met with high demand at tighter spreads. Corporate Hybrids benefitted from Moody’s decision to increase equity credit for hybrid securities from 25% to 50% earlier in the year and Institutional Preferreds also posted strong results as those securities continued to be called on their first call dates.

Security selection in securitized products enhanced returns, particularly through agency Commercial Mortgage-Backed Securities (CMBS) interest-only tranches. These securities, backed by 2020-2021 vintage loans originated at historically low rates, garnered strong demand for their extended duration and reliable income streams. In addition, select below investment grade non-agency CMBS positions also outperformed following positive loan restructuring developments.

Equity holdings emerged as another top performer. Specifically, gold miners benefitted from the global economic reordering taking place and growing unease with fiat currencies.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

	North Square Strategic Income Fund - Class A	Bloomberg Intermediate U.S. Government/Credit Bond Index	Bloomberg U.S. Aggregate Bond Index
Feb-2023	$9,630	$10,000	$10,000
May-2023	$9,460	$10,216	$10,204
May-2024	$10,335	$10,488	$10,337
May-2025	$11,496	$11,165	$10,901

Average Annual Total Returns

	7 Months	Since Inception (February 28, 2023)
North Square Strategic Income Fund - Class A (without load)	5.54%	8.18%
North Square Strategic Income Fund - Class A (with load)	1.63%	6.39%
Bloomberg Intermediate U.S. Government/Credit Bond Index	3.03%	5.01%
Bloomberg U.S. Aggregate Bond Index	1.84%	3.91%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/strategic-income-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Mortgage Backed Securities 36.5%
Financials 16.3%
Asset Backed Securities 13.0%
Utilities 7.6%
Materials 6.4%
Energy 2.7%
Communications 2.4%
Consumer Discretionary 1.9%
Health Care 1.2%
Technology 1.2%
U.S. Government & Agencies 1.1%
Consumer Staples 1.1%
Industrials 0.8%
Purchased Options 0.8%
Non U.S. Treasury 0.7%
Exchange-Traded Funds 0.5%
Other Assets in Excess of Liabilities 5.8%

Value	Value
Other Assets in Excess of Liabilities	5.8%
Exchange-Traded Funds	0.5%
Non U.S. Treasury	0.7%
Purchased Options	0.8%
Industrials	0.8%
Consumer Staples	1.1%
U.S. Government & Agencies	1.1%
Technology	1.2%
Health Care	1.2%
Consumer Discretionary	1.9%
Communications	2.4%
Energy	2.7%
Materials	6.4%
Utilities	7.6%
Asset Backed Securities	13.0%
Financials	16.3%
Mortgage Backed Securities	36.5%

Fund Statistics

  Net Assets$458,902,248
  Number of Portfolio Holdings227
  Advisory Fee (net of waivers)$752,295
  Portfolio Turnover53%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Fannie Mae Pool, 4.000%	1.7%
Charles Schwab Corp. (The), 5.375%	1.3%
Freddie Mac Pool, 2.000%	1.3%
Freddie Mac Pool, 6.500%	1.1%
Bank of America Corp., 5.875%	1.1%
MetLife, Inc., 3.850%	1.1%
CyrusOne Data Centers Issuer I LLC, 4.500%	1.1%
HSBC Holdings PLC, 7.050%	1.0%
Capital One Financial Corp., 6.125%	1.0%
Ginnie Mae II Pool, 2.500%	1.0%

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2024.  For more complete information on the change in the Adviser's advisory fees and expense limitation agreement, you may review the Fund’s prospectus, dated February 28, 2025, as supplemented on May 20, 2025, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings-2/.

Effective January 1, 2025, the Adviser reduced the contractual adviser fee of the Fund from an annual rate of 0.70% to 0.56% of the Fund's average daily net assets. Additionally, the Adviser has contractually agreed to waive the advisory fees and/or reimburse operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 0.93% and 0.68% for the Class A shares and Class I shares, respectively. Prior to January 1, 2025, the Fund’s contractual expense limitations were 1.15% and 0.90% for the Class A shares and Class I shares, respectively.

The Fund changed it's fiscal year end to May 31.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Strategic Income Fund - Class A (ADVAX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-ADVAX

North Square Strategic Income Fund

Class I  (ADVNX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Strategic Income Fund (the "Fund") for the period of November 1, 2024 to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$44Footnote Reference*	0.74%
Footnote	Description
Footnote*	The reporting period is less than a full annual reporting period. Expenses paid for a full annual reporting period would be higher.

How did the Fund perform during the reporting period?

During the period November 1, 2024 - May 31, 2025, uncertainty in financial markets remained elevated as investors grappled with fears of a recession, despite resilient economic data. Throughout this period, Red Cedar Investment Management (RCIM) maintained a cautious but opportunistic approach, capitalizing on market volatility driven by ongoing interest rate fluctuations and heightened geopolitical tensions. By remaining skeptical of overly pessimistic economic forecasts, RCIM has been able to take advantage of opportunities in the market.

Fiscal year 2025 saw periods of elevated volatility, most notably in August 2024 and April 2025 when VIX spiked to levels typically observed only during crisis periods. The Fund’s long volatility exposure helped to mitigate downside risk by generating 270 bps of alpha during the period. Preferred Securities contributed 174 bps of alpha to outperformance. AT1’s benefitted from increased certainty after the French election and issuance in the space was met with high demand at tighter spreads. Corporate Hybrids benefitted from Moody’s decision to increase equity credit for hybrid securities from 25% to 50% earlier in the year and Institutional Preferreds also posted strong results as those securities continued to be called on their first call dates.

Security selection in securitized products enhanced returns, particularly through agency Commercial Mortgage-Backed Securities (CMBS) interest-only tranches. These securities, backed by 2020-2021 vintage loans originated at historically low rates, garnered strong demand for their extended duration and reliable income streams. In addition, select below investment grade non-agency CMBS positions also outperformed following positive loan restructuring developments.

Equity holdings emerged as another top performer. Specifically, gold miners benefitted from the global economic reordering taking place and growing unease with fiat currencies.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

	North Square Strategic Income Fund - Class I	Bloomberg Intermediate U.S. Government/Credit Bond Index	Bloomberg U.S. Aggregate Bond Index
May-2015	$1,000,000	$1,000,000	$1,000,000
May-2016	$1,021,280	$1,022,445	$1,029,949
May-2017	$1,067,990	$1,036,748	$1,046,205
May-2018	$1,066,649	$1,029,564	$1,042,286
May-2019	$1,123,775	$1,088,551	$1,108,998
May-2020	$1,225,719	$1,171,280	$1,213,415
May-2021	$1,351,887	$1,179,806	$1,208,503
May-2022	$1,289,887	$1,107,111	$1,109,138
May-2023	$1,258,398	$1,101,243	$1,085,373
May-2024	$1,378,394	$1,130,597	$1,099,541
May-2025	$1,538,362	$1,203,573	$1,159,567

Average Annual Total Returns

	7 Months	5 Years	10 Years
North Square Strategic Income Fund - Class I	5.74%	4.65%	4.40%
Bloomberg Intermediate U.S. Government/Credit Bond Index	3.03%	0.55%	1.87%
Bloomberg U.S. Aggregate Bond Index	1.84%	-0.90%	1.49%

The performance results shown above in the line chart and the average annual total returns table for periods prior to February 21, 2020 represent the performance of the Advisory Research Strategic Income Fund (the "Predecessor Fund") which converted into the Fund and is attributable to Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/strategic-income-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Value	Value
Other Assets in Excess of Liabilities	5.8%
Exchange-Traded Funds	0.5%
Non U.S. Treasury	0.7%
Purchased Options	0.8%
Industrials	0.8%
Consumer Staples	1.1%
U.S. Government & Agencies	1.1%
Technology	1.2%
Health Care	1.2%
Consumer Discretionary	1.9%
Communications	2.4%
Energy	2.7%
Materials	6.4%
Utilities	7.6%
Asset Backed Securities	13.0%
Financials	16.3%
Mortgage Backed Securities	36.5%

Fund Statistics

  Net Assets$458,902,248
  Number of Portfolio Holdings227
  Advisory Fee (net of waivers)$752,295
  Portfolio Turnover53%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Fannie Mae Pool, 4.000%	1.7%
Charles Schwab Corp. (The), 5.375%	1.3%
Freddie Mac Pool, 2.000%	1.3%
Freddie Mac Pool, 6.500%	1.1%
Bank of America Corp., 5.875%	1.1%
MetLife, Inc., 3.850%	1.1%
CyrusOne Data Centers Issuer I LLC, 4.500%	1.1%
HSBC Holdings PLC, 7.050%	1.0%
Capital One Financial Corp., 6.125%	1.0%
Ginnie Mae II Pool, 2.500%	1.0%

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2024.  For more complete information on the change in the Adviser's advisory fees and expense limitation agreement, you may review the Fund’s prospectus, dated February 28, 2025, as supplemented on May 20, 2025, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings-2/.

Effective January 1, 2025, the Adviser reduced the contractual adviser fee of the Fund from an annual rate of 0.70% to 0.56% of the Fund's average daily net assets. Additionally, the Adviser has contractually agreed to waive the advisory fees and/or reimburse operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 0.93% and 0.68% for the Class A shares and Class I shares, respectively. Prior to January 1, 2025, the Fund’s contractual expense limitations were 1.15% and 0.90% for the Class A shares and Class I shares, respectively.

The Fund changed it's fiscal year end to May 31.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Strategic Income Fund - Class I (ADVNX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-ADVNX

North Square Tactical Defensive Fund

Class A (ETFRX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Tactical Defensive Fund (the "Fund") for the period of June 1, 2024 to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$193	1.95%

How did the Fund perform during the reporting period?

The Fund seeks to balance capital preservation and return by utilizing technical models that respond to both long- and short-term market trends. The longer-term Cyclical Trend model governs approximately half of the portfolio (core allocation), while the shorter-term Dynamic Trend model governs the remaining half (satellite allocation).

The Fund performed in line with expectations during the first two months of the fiscal year. However, heightened volatility in late summer and early fall of 2024 triggered several signals from the Cyclical Trend model, resulting in multiple reallocations that proved untimely, commonly referred to as “whipsaw” trades. This detracted from performance.

Unfortunately, renewed trade war concerns sparked a sharp and rapid decline in equity markets, prompting our models to shift the portfolio into a fully defensive allocation. While this move was appropriate given the technical signals at the time, the markets rebounded swiftly. As a result, the Fund remained underinvested during the recovery, which significantly impacted performance in the final months of the fiscal year.

We remain committed to the Fund's disciplined, model-driven approach and believe that over time, it can offer meaningful risk-adjusted returns across market cycles. Thank you for your continued confidence and investment in the North Square Tactical Defensive Fund.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

	North Square Tactical Defensive Fund - Class A	Morningstar Moderate Target Risk Index	Russell 3000® Index
May-2015	$9,426	$10,000	$10,000
May-2016	$8,973	$9,926	$10,022
May-2017	$10,188	$11,064	$11,795
May-2018	$10,980	$11,893	$13,572
May-2019	$11,195	$12,192	$13,911
May-2020	$10,317	$12,932	$15,505
May-2021	$13,301	$16,235	$22,314
May-2022	$13,343	$15,030	$21,492
May-2023	$12,819	$14,798	$21,929
May-2024	$14,648	$16,735	$27,978
May-2025	$14,389	$18,495	$31,648

Average Annual Total Returns

	1 Year	5 Years	10 Years
North Square Tactical Defensive Fund - Class A
Without Load	-1.77%	6.88%	4.32%
With Load	-7.39%	5.62%	3.71%
Morningstar Moderate Target Risk Index	10.52%	7.42%	6.34%
Russell 3000® Index	13.12%	15.34%	12.21%

The performance results shown above in the line chart and the average annual total returns table for periods prior to June 11, 2021 represent the performance of the Stadion Tactical Defensive Fund (the "Predecessor Fund") which converted into the Fund and is attributable to the Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

The Morningstar Moderate Target Risk Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/tactical-defensive-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Exchange-Traded Funds
52.3%
Short-Term Investments
47.7%

Value	Value
Short-Term Investments	47.7%
Exchange-Traded Funds	52.3%

Fund Statistics

  Net Assets$50,605,005
  Number of Portfolio Holdings3
  Advisory Fee (net of waivers)$645,278
  Portfolio Turnover225%

Top Holdings (% of net assets)

Holding Name	% of Net Assets
First American Treasury Government Obligations Fund, Class X	47.7%
Invesco QQQ Trust, Series 1	26.6%
SPDR® S&P 500® ETF Trust	25.7%

Material Fund Changes

This is a summary of certain changes to the Fund since June 1, 2024. For more complete information you may review the Fund's current prospectus, dated September 27, 2024, as supplemented on December 20, 2024, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings-2/.

Effective December 20, 2024, pursuant to a novation of the Sub-Advisory Agreement between North Square Investments, LLC and NSI Retail Advisors, LLC (“NSI Retail”) with respect to the Fund, CSM Advisors, LLC (“CSM”), an affiliate of NSI Retail, became the investment sub-adviser to the Fund and is responsible for its day-to-day portfolio management.  The novation of the Sub-Advisory Agreement occurred in connection with an internal restructuring of NSI Retail and did not result in any changes to: (i) the level of sub-advisory services provided to the Fund; (ii) the manner in which the Fund is managed or operated; (iii) the personnel who are responsible for providing sub-advisory services to the Fund, including the portfolio managers; or (iv) the terms of the Sub-Advisory Agreement, including the compensation paid to the Fund's sub-adviser.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Tactical Defensive Fund - Class A (ETFRX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-ETFRX

North Square Tactical Defensive Fund

Class C (ETFZX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Tactical Defensive Fund (the "Fund") for the period of June 1, 2024 to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$266	2.70%

How did the Fund perform during the reporting period?

The Fund seeks to balance capital preservation and return by utilizing technical models that respond to both long- and short-term market trends. The longer-term Cyclical Trend model governs approximately half of the portfolio (core allocation), while the shorter-term Dynamic Trend model governs the remaining half (satellite allocation).

The Fund performed in line with expectations during the first two months of the fiscal year. However, heightened volatility in late summer and early fall of 2024 triggered several signals from the Cyclical Trend model, resulting in multiple reallocations that proved untimely, commonly referred to as “whipsaw” trades. This detracted from performance.

Unfortunately, renewed trade war concerns sparked a sharp and rapid decline in equity markets, prompting our models to shift the portfolio into a fully defensive allocation. While this move was appropriate given the technical signals at the time, the markets rebounded swiftly. As a result, the Fund remained underinvested during the recovery, which significantly impacted performance in the final months of the fiscal year.

We remain committed to the Fund's disciplined, model-driven approach and believe that over time, it can offer meaningful risk-adjusted returns across market cycles. Thank you for your continued confidence and investment in the North Square Tactical Defensive Fund.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

	North Square Tactical Defensive Fund - Class C	Morningstar Moderate Target Risk Index	Russell 3000® Index
May-2015	$10,000	$10,000	$10,000
May-2016	$9,444	$9,926	$10,022
May-2017	$10,642	$11,064	$11,795
May-2018	$11,384	$11,893	$13,572
May-2019	$11,522	$12,192	$13,911
May-2020	$10,538	$12,932	$15,505
May-2021	$13,487	$16,235	$22,314
May-2022	$13,423	$15,030	$21,492
May-2023	$12,794	$14,798	$21,929
May-2024	$14,513	$16,735	$27,978
May-2025	$14,145	$18,495	$31,648

Average Annual Total Returns

	1 Year	5 Years	10 Years
North Square Tactical Defensive Fund - Class C
Without Load	-2.54%	6.06%	3.53%
With Load	-3.51%	6.06%	3.53%
Morningstar Moderate Target Risk Index	10.52%	7.42%	6.34%
Russell 3000® Index	13.12%	15.34%	12.21%

The performance results shown above in the line chart and the average annual total returns table for periods prior to June 11, 2021 represent the performance of the Stadion Tactical Defensive Fund (the "Predecessor Fund") which converted into the Fund and is attributable to the Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

The Morningstar Moderate Target Risk Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/tactical-defensive-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Value	Value
Short-Term Investments	47.7%
Exchange-Traded Funds	52.3%

Fund Statistics

  Net Assets$50,605,005
  Number of Portfolio Holdings3
  Advisory Fee (net of waivers)$645,278
  Portfolio Turnover225%

Top Holdings (% of net assets)

Holding Name	% of Net Assets
First American Treasury Government Obligations Fund, Class X	47.7%
Invesco QQQ Trust, Series 1	26.6%
SPDR® S&P 500® ETF Trust	25.7%

Material Fund Changes

This is a summary of certain changes to the Fund since June 1, 2024. For more complete information you may review the Fund's current prospectus, dated September 27, 2024, as supplemented on December 20, 2024, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings-2/.

Effective December 20, 2024, pursuant to a novation of the Sub-Advisory Agreement between North Square Investments, LLC and NSI Retail Advisors, LLC (“NSI Retail”) with respect to the Fund, CSM Advisors, LLC (“CSM”), an affiliate of NSI Retail, became the investment sub-adviser to the Fund and is responsible for its day-to-day portfolio management.  The novation of the Sub-Advisory Agreement occurred in connection with an internal restructuring of NSI Retail and did not result in any changes to: (i) the level of sub-advisory services provided to the Fund; (ii) the manner in which the Fund is managed or operated; (iii) the personnel who are responsible for providing sub-advisory services to the Fund, including the portfolio managers; or (iv) the terms of the Sub-Advisory Agreement, including the compensation paid to the Fund's sub-adviser.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Tactical Defensive Fund - Class C (ETFZX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-ETFZX

North Square Tactical Defensive Fund

Class I (ETFWX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Tactical Defensive Fund (the "Fund") for the period of June 1, 2024 to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$169	1.70%

How did the Fund perform during the reporting period?

The Fund seeks to balance capital preservation and return by utilizing technical models that respond to both long- and short-term market trends. The longer-term Cyclical Trend model governs approximately half of the portfolio (core allocation), while the shorter-term Dynamic Trend model governs the remaining half (satellite allocation).

The Fund performed in line with expectations during the first two months of the fiscal year. However, heightened volatility in late summer and early fall of 2024 triggered several signals from the Cyclical Trend model, resulting in multiple reallocations that proved untimely, commonly referred to as “whipsaw” trades. This detracted from performance.

Unfortunately, renewed trade war concerns sparked a sharp and rapid decline in equity markets, prompting our models to shift the portfolio into a fully defensive allocation. While this move was appropriate given the technical signals at the time, the markets rebounded swiftly. As a result, the Fund remained underinvested during the recovery, which significantly impacted performance in the final months of the fiscal year.

We remain committed to the Fund's disciplined, model-driven approach and believe that over time, it can offer meaningful risk-adjusted returns across market cycles. Thank you for your continued confidence and investment in the North Square Tactical Defensive Fund.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

	North Square Tactical Defensive Fund - Class I	Morningstar Moderate Target Risk Index	Russell 3000® Index
May-2015	$1,000,000	$1,000,000	$1,000,000
May-2016	$954,160	$992,648	$1,002,233
May-2017	$1,085,856	$1,106,378	$1,179,539
May-2018	$1,173,031	$1,189,289	$1,357,195
May-2019	$1,198,230	$1,219,209	$1,391,074
May-2020	$1,107,060	$1,293,192	$1,550,539
May-2021	$1,429,844	$1,623,523	$2,231,406
May-2022	$1,436,823	$1,502,987	$2,149,203
May-2023	$1,383,607	$1,479,826	$2,192,933
May-2024	$1,585,129	$1,673,529	$2,797,809
May-2025	$1,560,387	$1,849,512	$3,164,835

Average Annual Total Returns

	1 Year	5 Years	10 Years
North Square Tactical Defensive Fund - Class I	-1.56%	7.11%	4.55%
Morningstar Moderate Target Risk Index	10.52%	7.42%	6.34%
Russell 3000® Index	13.12%	15.34%	12.21%

The performance results shown above in the line chart and the average annual total returns table for periods prior to June 11, 2021 represent the performance of the Stadion Tactical Defensive Fund (the "Predecessor Fund") which converted into the Fund and is attributable to the Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

The Morningstar Moderate Target Risk Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/tactical-defensive-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Value	Value
Short-Term Investments	47.7%
Exchange-Traded Funds	52.3%

Fund Statistics

  Net Assets$50,605,005
  Number of Portfolio Holdings3
  Advisory Fee (net of waivers)$645,278
  Portfolio Turnover225%

Top Holdings (% of net assets)

Holding Name	% of Net Assets
First American Treasury Government Obligations Fund, Class X	47.7%
Invesco QQQ Trust, Series 1	26.6%
SPDR® S&P 500® ETF Trust	25.7%

Material Fund Changes

This is a summary of certain changes to the Fund since June 1, 2024. For more complete information you may review the Fund's current prospectus, dated September 27, 2024, as supplemented on December 20, 2024, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings-2/.

Effective December 20, 2024, pursuant to a novation of the Sub-Advisory Agreement between North Square Investments, LLC and NSI Retail Advisors, LLC (“NSI Retail”) with respect to the Fund, CSM Advisors, LLC (“CSM”), an affiliate of NSI Retail, became the investment sub-adviser to the Fund and is responsible for its day-to-day portfolio management.  The novation of the Sub-Advisory Agreement occurred in connection with an internal restructuring of NSI Retail and did not result in any changes to: (i) the level of sub-advisory services provided to the Fund; (ii) the manner in which the Fund is managed or operated; (iii) the personnel who are responsible for providing sub-advisory services to the Fund, including the portfolio managers; or (iv) the terms of the Sub-Advisory Agreement, including the compensation paid to the Fund's sub-adviser.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Tactical Defensive Fund - Class I (ETFWX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-ETFWX

North Square Tactical Growth Fund

Class A  (ETFAX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Tactical Growth Fund (the "Fund") for the period of June 1, 2024 to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$162	1.55%

How did the Fund perform during the reporting period?

The Fund uses a proprietary model to quantitatively rank Exchange-Traded Funds (ETFs) on a risk-adjusted basis, constructing a diversified portfolio that reflects model strength. Our goal is to achieve equity returns with lower volatility than equity indices over a full market cycle.

The Fund had a 69.5% allocation of the Fund’s total assets in equities at the beginning of the fiscal year, with the remaining 30.5% in a money market fund. The volatility we saw in April 2024 started to ebb in the early summer, while market strength appeared to be broadening to other sectors besides technology. We put cash to work by purchasing small capitalization U.S. equities and U.S. treasury ETFs. We ended the calendar year 2024 with 87.3% of the Fund’s total assets allocated to equities, 4.9% to fixed income, and 7.8% to cash.

The first quarter of 2025 brought geopolitical worries about tariffs and trade wars and caused a lot of market volatility.  The volatility and negative price movements caused our holdings to weaken in our model and we de-risked the portfolio in March and April.  We trimmed and sold complete positions across the board in domestic equities and cut our international equity position in half.

At the fiscal year-end, the Fund held four asset classes.  Domestic equity was at 62.3%, International equity at 8%, fixed income at 9.4%, precious metals at 3.8%, and cash at 16.5% of the Fund’s total assets.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

	North Square Tactical Growth Fund - Class A	Morningstar Moderately Aggressive Target Risk Index	Russell 3000® Index
May-2015	$9,421	$10,000	$10,000
May-2016	$8,932	$9,750	$10,022
May-2017	$10,047	$11,203	$11,795
May-2018	$11,232	$12,351	$13,572
May-2019	$10,870	$12,472	$13,911
May-2020	$11,580	$13,029	$15,505
May-2021	$14,855	$17,558	$22,314
May-2022	$13,977	$16,252	$21,492
May-2023	$14,123	$16,048	$21,929
May-2024	$16,523	$18,799	$27,978
May-2025	$18,102	$21,047	$31,648

Average Annual Total Returns

	1 Year	5 Years	10 Years
North Square Tactical Growth Fund - Class A
Without Load	9.56%	9.35%	6.75%
With Load	3.28%	8.06%	6.11%
Morningstar Moderately Aggressive Target Risk Index	11.96%	10.07%	7.73%
Russell 3000® Index	13.12%	15.34%	12.21%

The performance results shown above in the line chart and the average annual total returns table for periods prior to June 11, 2021 represent the performance of the Stadion Tactical Growth Fund (the "Predecessor Fund") which converted into the Fund and is attributable to the Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

The Morningstar Moderately Aggressive Target Risk Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/tactical-growth-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Exchange-Traded Funds
83.6%
Short-Term Investments
16.5%
Liabilities in Excess of Other Assets
-0.1%

Value	Value
Liabilities in Excess of Other Assets	-0.1%
Short-Term Investments	16.5%
Exchange-Traded Funds	83.6%

Fund Statistics

  Net Assets$531,865,371
  Number of Portfolio Holdings9
  Advisory Fee (net of waivers)$5,519,512
  Portfolio Turnover47%

Top Holdings (% of net assets)

Holding Name	% of Net Assets
First American Treasury Government Obligations Fund, Class X	16.5%
Vanguard Growth ETF	15.1%
Invesco QQQ Trust, Series 1	14.9%
SPDR® S&P 500® ETF Trust	14.4%
Vanguard Value ETF	11.4%
iShares® 3-7 Year Treasury Bond ETF	9.4%
iShares® MSCI Eurozone ETF	8.0%
Financial Select Sector SPDR® Fund	6.6%
VanEck Gold Miners ETF	3.8%

Material Fund Changes

This is a summary of certain changes to the Fund since June 1, 2024. For more complete information you may review the Fund's current prospectus, dated September 27, 2024, as supplemented on December 20, 2024, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings-2/.

Effective December 20, 2024, pursuant to a novation of the Sub-Advisory Agreement between North Square Investments, LLC and NSI Retail Advisors, LLC (“NSI Retail”) with respect to the Fund, CSM Advisors, LLC (“CSM”), an affiliate of NSI Retail, became the investment sub-adviser to the Fund and is responsible for its day-to-day portfolio management.  The novation of the Sub-Advisory Agreement occurred in connection with an internal restructuring of NSI Retail and did not result in any changes to: (i) the level of sub-advisory services provided to the Fund; (ii) the manner in which the Fund is managed or operated; (iii) the personnel who are responsible for providing sub-advisory services to the Fund, including the portfolio managers; or (iv) the terms of the Sub-Advisory Agreement, including the compensation paid to the Fund's sub-adviser.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Tactical Growth Fund - Class A (ETFAX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-ETFAX

North Square Tactical Growth Fund

Class C (ETFCX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Tactical Growth Fund (the "Fund") for the period of June 1, 2024 to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$240	2.30%

How did the Fund perform during the reporting period?

The Fund uses a proprietary model to quantitatively rank Exchange-Traded Funds (ETFs) on a risk-adjusted basis, constructing a diversified portfolio that reflects model strength. Our goal is to achieve equity returns with lower volatility than equity indices over a full market cycle.

The Fund had a 69.5% allocation of the Fund’s total assets in equities at the beginning of the fiscal year, with the remaining 30.5% in a money market fund. The volatility we saw in April 2024 started to ebb in the early summer, while market strength appeared to be broadening to other sectors besides technology. We put cash to work by purchasing small capitalization U.S. equities and U.S. treasury ETFs. We ended the calendar year 2024 with 87.3% of the Fund’s total assets allocated to equities, 4.9% to fixed income, and 7.8% to cash.

The first quarter of 2025 brought geopolitical worries about tariffs and trade wars and caused a lot of market volatility.  The volatility and negative price movements caused our holdings to weaken in our model and we de-risked the portfolio in March and April.  We trimmed and sold complete positions across the board in domestic equities and cut our international equity position in half.

At the fiscal year-end, the Fund held four asset classes.  Domestic equity was at 62.3%, International equity at 8%, fixed income at 9.4%, precious metals at 3.8%, and cash at 16.5% of the Fund’s total assets.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

	North Square Tactical Growth Fund - Class C	Morningstar Moderately Aggressive Target Risk Index	Russell 3000® Index
May-2015	$10,000	$10,000	$10,000
May-2016	$9,407	$9,750	$10,022
May-2017	$10,502	$11,203	$11,795
May-2018	$11,656	$12,351	$13,572
May-2019	$11,199	$12,472	$13,911
May-2020	$11,841	$13,029	$15,505
May-2021	$15,064	$17,558	$22,314
May-2022	$14,067	$16,252	$21,492
May-2023	$14,110	$16,048	$21,929
May-2024	$16,382	$18,799	$27,978
May-2025	$17,817	$21,047	$31,648

Average Annual Total Returns

	1 Year	5 Years	10 Years
North Square Tactical Growth Fund - Class C
Without Load	8.76%	8.51%	5.95%
With Load	7.76%	8.51%	5.95%
Morningstar Moderately Aggressive Target Risk Index	11.96%	10.07%	7.73%
Russell 3000® Index	13.12%	15.34%	12.21%

The performance results shown above in the line chart and the average annual total returns table for periods prior to June 11, 2021 represent the performance of the Stadion Tactical Growth Fund (the "Predecessor Fund") which converted into the Fund and is attributable to the Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

The Morningstar Moderately Aggressive Target Risk Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/tactical-growth-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Value	Value
Liabilities in Excess of Other Assets	-0.1%
Short-Term Investments	16.5%
Exchange-Traded Funds	83.6%

Fund Statistics

  Net Assets$531,865,371
  Number of Portfolio Holdings9
  Advisory Fee (net of waivers)$5,519,512
  Portfolio Turnover47%

Top Holdings (% of net assets)

Holding Name	% of Net Assets
First American Treasury Government Obligations Fund, Class X	16.5%
Vanguard Growth ETF	15.1%
Invesco QQQ Trust, Series 1	14.9%
SPDR® S&P 500® ETF Trust	14.4%
Vanguard Value ETF	11.4%
iShares® 3-7 Year Treasury Bond ETF	9.4%
iShares® MSCI Eurozone ETF	8.0%
Financial Select Sector SPDR® Fund	6.6%
VanEck Gold Miners ETF	3.8%

Material Fund Changes

This is a summary of certain changes to the Fund since June 1, 2024. For more complete information you may review the Fund's current prospectus, dated September 27, 2024, as supplemented on December 20, 2024, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings-2/.

Effective December 20, 2024, pursuant to a novation of the Sub-Advisory Agreement between North Square Investments, LLC and NSI Retail Advisors, LLC (“NSI Retail”) with respect to the Fund, CSM Advisors, LLC (“CSM”), an affiliate of NSI Retail, became the investment sub-adviser to the Fund and is responsible for its day-to-day portfolio management.  The novation of the Sub-Advisory Agreement occurred in connection with an internal restructuring of NSI Retail and did not result in any changes to: (i) the level of sub-advisory services provided to the Fund; (ii) the manner in which the Fund is managed or operated; (iii) the personnel who are responsible for providing sub-advisory services to the Fund, including the portfolio managers; or (iv) the terms of the Sub-Advisory Agreement, including the compensation paid to the Fund's sub-adviser.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Tactical Growth Fund - Class C (ETFCX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-ETFCX

North Square Tactical Growth Fund

Class I  (ETFOX)

Annual Shareholder Report - May 31, 2025

Fund Overview

This annual shareholder report contains important information about North Square Tactical Growth Fund (the "Fund") for the period of June 1, 2024 to May 31, 2025.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings-2/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$136	1.30%

How did the Fund perform during the reporting period?

The Fund uses a proprietary model to quantitatively rank Exchange-Traded Funds (ETFs) on a risk-adjusted basis, constructing a diversified portfolio that reflects model strength. Our goal is to achieve equity returns with lower volatility than equity indices over a full market cycle.

The Fund had a 69.5% allocation of the Fund’s total assets in equities at the beginning of the fiscal year, with the remaining 30.5% in a money market fund. The volatility we saw in April 2024 started to ebb in the early summer, while market strength appeared to be broadening to other sectors besides technology. We put cash to work by purchasing small capitalization U.S. equities and U.S. treasury ETFs. We ended the calendar year 2024 with 87.3% of the Fund’s total assets allocated to equities, 4.9% to fixed income, and 7.8% to cash.

The first quarter of 2025 brought geopolitical worries about tariffs and trade wars and caused a lot of market volatility.  The volatility and negative price movements caused our holdings to weaken in our model and we de-risked the portfolio in March and April.  We trimmed and sold complete positions across the board in domestic equities and cut our international equity position in half.

At the fiscal year-end, the Fund held four asset classes.  Domestic equity was at 62.3%, International equity at 8%, fixed income at 9.4%, precious metals at 3.8%, and cash at 16.5% of the Fund’s total assets.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

	North Square Tactical Growth Fund - Class I	Morningstar Moderately Aggressive Target Risk Index	Russell 3000® Index
May-2015	$1,000,000	$1,000,000	$1,000,000
May-2016	$950,559	$974,991	$1,002,233
May-2017	$1,072,116	$1,120,338	$1,179,539
May-2018	$1,201,692	$1,235,083	$1,357,195
May-2019	$1,165,374	$1,247,246	$1,391,074
May-2020	$1,245,574	$1,302,937	$1,550,539
May-2021	$1,600,896	$1,755,825	$2,231,406
May-2022	$1,509,071	$1,625,221	$2,149,203
May-2023	$1,529,105	$1,604,802	$2,192,933
May-2024	$1,792,883	$1,879,925	$2,797,809
May-2025	$1,970,623	$2,104,690	$3,164,835

Average Annual Total Returns

	1 Year	5 Years	10 Years
North Square Tactical Growth Fund - Class I	9.91%	9.61%	7.02%
Morningstar Moderately Aggressive Target Risk Index	11.96%	10.07%	7.73%
Russell 3000® Index	13.12%	15.34%	12.21%

The performance results shown above in the line chart and the average annual total returns table for periods prior to June 11, 2021 represent the performance of the Stadion Tactical Growth Fund (the "Predecessor Fund") which converted into the Fund and is attributable to the Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

The Morningstar Moderately Aggressive Target Risk Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Call 1-855-551-5521 or visit https://northsquareinvest.com/strategies/tactical-growth-fund/ for updated performance information.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Value	Value
Liabilities in Excess of Other Assets	-0.1%
Short-Term Investments	16.5%
Exchange-Traded Funds	83.6%

Fund Statistics

  Net Assets$531,865,371
  Number of Portfolio Holdings9
  Advisory Fee (net of waivers)$5,519,512
  Portfolio Turnover47%

Top Holdings (% of net assets)

Holding Name	% of Net Assets
First American Treasury Government Obligations Fund, Class X	16.5%
Vanguard Growth ETF	15.1%
Invesco QQQ Trust, Series 1	14.9%
SPDR® S&P 500® ETF Trust	14.4%
Vanguard Value ETF	11.4%
iShares® 3-7 Year Treasury Bond ETF	9.4%
iShares® MSCI Eurozone ETF	8.0%
Financial Select Sector SPDR® Fund	6.6%
VanEck Gold Miners ETF	3.8%

Material Fund Changes

This is a summary of certain changes to the Fund since June 1, 2024. For more complete information you may review the Fund's current prospectus, dated September 27, 2024, as supplemented on December 20, 2024, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings-2/.

Effective December 20, 2024, pursuant to a novation of the Sub-Advisory Agreement between North Square Investments, LLC and NSI Retail Advisors, LLC (“NSI Retail”) with respect to the Fund, CSM Advisors, LLC (“CSM”), an affiliate of NSI Retail, became the investment sub-adviser to the Fund and is responsible for its day-to-day portfolio management.  The novation of the Sub-Advisory Agreement occurred in connection with an internal restructuring of NSI Retail and did not result in any changes to: (i) the level of sub-advisory services provided to the Fund; (ii) the manner in which the Fund is managed or operated; (iii) the personnel who are responsible for providing sub-advisory services to the Fund, including the portfolio managers; or (iv) the terms of the Sub-Advisory Agreement, including the compensation paid to the Fund's sub-adviser.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings-2/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Tactical Growth Fund - Class I (ETFOX)

Annual Shareholder Report - May 31, 2025

TSR-AR 053125-ETFOX

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	Not applicable.

(f)	See Item 19 (a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2) David B. Boon and Donald J. Herrema are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

May 31, 2025	$245,060
May 31, 2024	$109,000
October 31, 2024	$68,800
October 31, 2023	$74,000

(b)	Audit-Related Fees. The fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

May 31, 2025	$750
May 31, 2024	$0
October 31, 2024	$0
October 31, 2023	$0

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

May 31, 2025	$55,200
May 31, 2024	$22,750
October 31, 2024	$17,200
October 31, 2023	$17,400

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were as follows:

May 31, 2025	$0
May 31, 2024	$0
October 31, 2024	$0
October 31, 2023	$0

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	All non-audit fees billed by the registrant’s accountant for services rendered to the registrant for the fiscal years ended May 31, 2025; May 31, 2024; October 31, 2024 and October 31, 2023, respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable. The auditor performed no services for the registrant’s investment advisers or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Certain series of the registrant that appear in the shareholder report included in Item 1 are listed issuers as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and have a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are David B. Boon and Donald J. Herrema.

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

ANNUAL FINANCIAL STATEMENTS
AND ADDITIONAL INFORMATION

NORTH SQUARE SPECTRUM ALPHA FUND

NORTH SQUARE DYNAMIC SMALL CAP FUND

NORTH SQUARE MULTI STRATEGY FUND

NORTH SQUARE PREFERRED AND INCOME SECURITIES FUND

NORTH SQUARE TACTICAL GROWTH FUND

NORTH SQUARE TACTICAL DEFENSIVE FUND

NORTH SQUARE CORE PLUS BOND FUND
(formerly, North Square Trilogy Alternative Return Fund)

NORTH SQUARE KENNEDY MICROCAP FUND

NORTH SQUARE SELECT SMALL CAP FUND
(formerly, North Square Advisory Research Small Cap Value Fund)

NORTH SQUARE ALTRINSIC INTERNATIONAL EQUITY FUND

NORTH SQUARE MCKEE BOND FUND

NORTH SQUARE STRATEGIC INCOME FUND

NORTH SQUARE SMALL CAP VALUE FUND

MAY 31, 2025

North Square Investments | www.northsquareinvest.com

North Square Funds

Table of Contents

Schedules of Investments	1
Statements of Assets and Liabilities	70
Statements of Operations	75
Statements of Changes in Net Assets	82
Financial Highlights	92
Report of Independent Registered Public Accounting Firm	141
Supplemental Information	143
Additional Information	145

This report and the financial statements contained herein are provided for the general information of the shareholders of the North Square Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.northsquareinvest.com

North Square Spectrum Alpha Fund
SCHEDULE OF INVESTMENTS
May 31, 2025

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 2.0%
6,400	iShares® Russell 2000 ETF	$1,312,448
	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,419,531)	1,312,448

	MUTUAL FUNDS — 97.8%
2,766,050	North Square Dynamic Small Cap Fund, Class I(a)(b)	38,614,058
818,981	North Square Kennedy MicroCap Fund, Class I(a)	9,614,832
1,570,020	North Square Select Small Cap Fund, Class I(a)(c)	18,997,246
	TOTAL MUTUAL FUNDS (Cost $61,734,721)	67,226,136

	SHORT-TERM INVESTMENTS — 0.4%
304,760	First American Treasury Government Obligations Fund, Class X, 4.23%(d)	304,760
	TOTAL SHORT-TERM INVESTMENTS (Cost $304,760)	304,760
	TOTAL INVESTMENTS — 100.2% (Cost $63,459,012)	$68,843,344
	Liabilities in Excess of Other Assets — (0.2)%	(109,173)
	NET ASSETS — 100.0%	$68,734,171

(a)	Affiliated Company. See Note 10.

(b)	Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. As of May 31, 2025, the percentage of net assets invested in North Square Dynamic Small Cap Fund, Class I was 56.2 % of the Fund.

(c)	Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. As of May 31, 2025, the percentage of net assets invested in North Square Select Small Cap Fund, Class I was 27.6 % of the Fund.

(d)	Rate disclosed is the seven day effective yield as of May 31, 2025.

ETF - Exchange-Traded Funds

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS
May 31, 2025

Shares		Fair Value
	COMMON STOCKS — 98.8%
	COMMUNICATIONS — 0.8%
	ADVERTISING & MARKETING — 0.1%
21,790	QuinStreet, Inc.(a)	$332,734

	INTERNET MEDIA & SERVICES — 0.1%
37,550	MediaAlpha, Inc.(a)	383,010

	TELECOMMUNICATIONS — 0.6%
60,580	DigitalBridge Group, Inc.	670,015
11,830	IDT Corp., Class B(a)	728,609
46,091	Telephone and Data Systems, Inc.	1,583,687
		2,982,311
	TOTAL COMMUNICATIONS	3,698,055

	CONSUMER DISCRETIONARY — 13.8%
	AUTOMOTIVE — 1.7%
202,034	Dana, Inc.	3,359,825
39,490	Dorman Products, Inc.(a)	5,106,452
		8,466,277
	CONSUMER SERVICES — 4.8%
51,980	Adtalem Global Education, Inc.(a)	6,862,919
145,620	Coursera, Inc.(a)	1,288,737
470	Graham Holdings Co.	448,573
26,300	Grand Canyon Education, Inc.(a)	5,203,323
46,100	Laureate Education, Inc.(a)	1,037,250
24,240	Stride, Inc.(a)	3,669,694
75,844	Udemy, Inc.(a)	555,178
120,190	Universal Technical Institute, Inc.(a)	4,270,351
		23,336,025
	E-COMMERCE DISCRETIONARY — 1.5%
59,790	Chewy, Inc., Class A(a)	2,705,497
63,430	RealReal, Inc. (The)(a)	358,380
188,240	Revolve Group, Inc.(a)	3,877,744
101,270	Stitch Fix, Inc., Class A(a)	447,613
		7,389,234
	HOME CONSTRUCTION — 2.0%
47,140	Century Communities, Inc.	2,445,152
28,236	Forestar Group, Inc.(a)	540,719
14,075	Griffon Corp.	967,656
41,850	M/I Homes, Inc.(a)	4,461,629
15,050	Taylor Morrison Home Corp.(a)	847,014
12,260	TRI Pointe Homes, Inc.(a)	361,425
		9,623,595

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (Continued)
	CONSUMER DISCRETIONARY (Continued)
	LEISURE FACILITIES & SERVICES — 1.4%
169,330	Life Time Group Holdings, Inc.(a)	$4,842,838
144,683	Rush Street Interactive, Inc.(a)	1,836,027
		6,678,865
	LEISURE PRODUCTS — 0.3%
40,760	Fox Factory Holding Corp.(a)	1,045,494
63,590	Peloton Interactive, Inc., Class A(a)	451,489
		1,496,983
	RETAIL - DISCRETIONARY — 2.0%
61,660	Abercrombie & Fitch Co., Class A(a)	4,839,693
121,330	Aspen Aerogels, Inc.(a)	698,861
21,060	Buckle, Inc.	897,367
44,382	Rush Enterprises, Inc., Class A	2,203,566
53,690	Victoria’s Secret & Co.(a)	1,138,765
		9,778,252
	WHOLESALE - DISCRETIONARY — 0.1%
15,530	G-III Apparel Group Ltd.(a)	451,147
	TOTAL CONSUMER DISCRETIONARY	67,220,378

	CONSUMER STAPLES — 6.8%
	BEVERAGES — 1.4%
48,210	Coca-Cola Consolidated, Inc.	5,527,276
27,560	National Beverage Corp.	1,246,539
		6,773,815
	FOOD — 2.4%
88,690	BellRing Brands, Inc.(a)	5,583,035
3,430	Cal-Maine Foods, Inc.	329,040
8,258	Lancaster Colony Corp.	1,382,389
130,150	Vital Farms, Inc.(a)	4,143,976
		11,438,440
	HOUSEHOLD PRODUCTS — 0.3%
333,693	Honest Co., Inc. (The)(a)	1,678,476

	RETAIL - CONSUMER STAPLES — 1.3%
1,821	PriceSmart, Inc.	196,632
35,320	Sprouts Farmers Market, Inc.(a)	6,105,415
		6,302,047
	TOBACCO & CANNABIS — 0.3%
20,040	Turning Point Brands, Inc.	1,489,373

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (Continued)
	CONSUMER STAPLES (Continued)
	WHOLESALE - CONSUMER STAPLES — 1.1%
43,100	Chefs’ Warehouse, Inc. (The)(a)	$2,748,918
85,160	United Natural Foods, Inc.(a)	2,603,341
		5,352,259
	TOTAL CONSUMER STAPLES	33,034,410

	ENERGY — 6.5%
	OIL & GAS PRODUCERS — 3.5%
25,370	California Resources Corp.	1,120,593
9,220	Excelerate Energy, Inc., Class A	259,359
21,000	Gulfport Energy Corp.(a)	4,021,500
252,493	NextDecade Corp.(a)	2,090,642
174,010	Par Pacific Holdings, Inc.(a)	3,756,876
186,440	Plains GP Holdings LP, Class A(a)	3,281,344
115,506	Sitio Royalties Corp., Class A	1,971,688
13,570	SM Energy Co.	317,809
		16,819,811
	OIL & GAS SERVICES & EQUIPMENT — 2.7%
22,220	Ameresco, Inc., Class A(a)	306,192
215,570	Archrock, Inc.	5,367,693
128,950	DNOW, Inc.(a)	1,859,459
91,630	Kodiak Gas Services, Inc.	3,235,455
129,390	Oceaneering International, Inc.(a)	2,467,467
		13,236,266
	RENEWABLE ENERGY — 0.3%
32,040	American Superconductor Corp.(a)	905,450
134,830	Green Plains, Inc.(a)	560,893
		1,466,343
	TOTAL ENERGY	31,522,420

	FINANCIALS — 13.8%
	ASSET MANAGEMENT — 0.8%
59,660	Federated Hermes, Inc., Class B	2,517,652
21,230	Patria Investments Ltd.(a)	270,470
5,546	Virtus Investment Partners, Inc.	946,702
		3,734,824
	BANKING — 9.8%
49,650	Ameris Bancorp	3,051,985
86,490	Axos Financial, Inc.(a)	6,014,515
265,510	Banc of California, Inc.	3,642,797
89,940	Bank OZK	3,987,040
154,069	BankUnited, Inc.	5,235,265
8,750	Cathay General Bancorp	374,981

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
	BANKING (Continued)
31,035	Customers Bancorp, Inc.(a)	$1,581,544
18,450	Eagle Bancorp, Inc.	324,720
208,190	First BanCorp	4,159,636
29,168	Hanmi Financial Corp.	668,531
26,460	Independent Bank Corp.	1,627,290
31,180	International Bancshares Corp.	1,952,803
44,920	Live Oak Bancshares, Inc.	1,233,054
25,869	Meta Financial Group, Inc.	2,019,075
50,830	OFG Bancorp	2,091,146
78,280	Pacific Premier Bancorp, Inc.	1,659,536
72,380	Provident Financial Services, Inc.	1,208,746
3,750	ServisFirst Bancshares, Inc.	279,113
44,870	Synovus Financial Corp.	2,146,132
486,220	Valley National Bancorp	4,269,012
		47,526,921
	INSTITUTIONAL FINANCIAL SERVICES — 1.1%
390,033	BGC Group, Inc., Class A	3,619,506
110,970	Perella Weinberg Partners	1,927,549
		5,547,055
	INSURANCE — 1.7%
43,130	Jackson Financial, Inc., Class A	3,532,778
27,090	Mercury General Corp.	1,746,763
52,270	NMI Holdings, Inc., Class A(a)	2,076,165
13,830	Selective Insurance Group, Inc.	1,217,317
		8,573,023
	SPECIALTY FINANCE — 0.4%
14,090	Bread Financial Holdings, Inc.	721,972
5,482	Enact Holdings, Inc.	194,063
65,011	Marathon Digital Holdings, Inc.(a)	917,955
		1,833,990
	TOTAL FINANCIALS	67,215,813

	HEALTH CARE — 13.0%
	BIOTECH & PHARMA — 9.0%
38,390	ADMA Biologics, Inc.(a)	761,658
20,610	Agios Pharmaceuticals, Inc.(a)	661,375
9,070	Alkermes PLC(a)	277,633
439,660	Amicus Threaputic, Inc.(a)	2,668,736
246,660	Amneal Pharmaceuticals, Inc.(a)	1,805,551
33,105	Apellis Pharmaceuticals, Inc.(a)	560,468
553,069	Ardelyx, Inc.(a)	2,029,763
292,800	Arvinas, Inc.(a)	2,108,160
417,096	BioCryst Pharmaceuticals, Inc.(a)	4,483,782

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
	BIOTECH & PHARMA (Continued)
57,910	Catalyst Pharmaceuticals, Inc.(a)	$1,445,434
45,360	Celldex Therapeutics, Inc.(a)	897,221
177,401	Cogent Biosciences, Inc.(a)	965,061
47,250	Day One Biopharmaceuticals, Inc.(a)	301,455
266,070	Dyne Therapeutics, Inc.(a)	3,182,197
255,790	Fortrea Holdings, Inc.(a)	1,099,897
1,636,856	Geron Corp.(a)	2,488,021
81,200	Harmony Biosciences Holdings, Inc.(a)	2,801,400
127,320	Ideaya Biosciences, Inc.(a)	2,532,395
44,391	iTeos Therapeutics, Inc.(a)	444,798
12,970	Janux Therapeutics, Inc.(a)	308,686
33,570	Keros Therapeutics, Inc.(a)	475,015
62,379	Kiniksa Pharmaceuticals International PLC(a)	1,706,689
185,288	Kura Oncology, Inc.(a)	1,054,289
22,450	Mirum Pharmaceuticals, Inc.(a)	998,127
41,140	Niagen Bioscience, Inc.(a)	445,135
275,410	Relay Therapeutics, Inc.(a)	826,230
7,165	Rhythm Pharmaceuticals, Inc.(a)	439,429
29,790	Sarepta Therapeutics, Inc.(a)	1,120,104
315,300	Syndax Pharmaceuticals, Inc.(a)	3,323,262
9,710	Ultragenyx Pharmaceutical, Inc.(a)	330,431
54,860	Vera Therapeutics, Inc.(a)	1,039,597
		43,581,999
	HEALTH CARE FACILITIES & SERVICES — 1.2%
834,561	Agilon Health, Inc.(a)	1,852,725
13,830	GeneDx Holdings Corp.(a)	984,973
16,960	Oscar Health, Inc., Class A(a)	234,048
19,750	Pennant Group, Inc. (The)(a)	567,023
103,920	Progyny, Inc.(a)	2,234,280
		5,873,049
	MEDICAL EQUIPMENT & DEVICES — 2.8%
397,602	10X Genomics, Inc., Class A(a)	3,789,147
46,240	Castle Biosciences, Inc.(a)	738,453
3,640	Inspire Medical Systems, Inc.(a)	503,048
90,050	LivaNova PLC(a)	3,894,662
59,355	RxSight, Inc.(a)	907,538
11,747	Surmodics, Inc.(a)	340,898
176,790	Tandem Diabetes Care, Inc.(a)	3,503,978
		13,677,724
	TOTAL HEALTH CARE	63,132,772

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (Continued)
	INDUSTRIALS — 17.4%
	AEROSPACE & DEFENSE — 1.4%
22,000	AAR Corp.(a)	$1,351,020
128,820	Leonardo DRS(a)	5,449,086
		6,800,106
	COMMERCIAL SUPPORT SERVICES — 2.3%
162,526	AMN Healthcare Services, Inc.(a)	3,430,924
21,291	CorVel Corp.(a)	2,369,049
12,454	Huron Consulting Group, Inc.(a)	1,778,805
308,862	LegalZoom.com, Inc.(a)	2,819,910
8,090	TriNet Group, Inc.	673,169
		11,071,857
	ELECTRICAL EQUIPMENT — 4.1%
98,027	Atmus Filtration Technologies, Inc.	3,530,933
71,280	Itron, Inc.(a)	8,239,968
53,299	Napco Security Technologies, Inc.(a)	1,487,042
105,390	NEXTracker, Inc., Class A(a)	5,974,559
5,070	Powell Industries, Inc.	859,821
		20,092,323
	ENGINEERING & CONSTRUCTION — 3.9%
3,090	Dycom Industries, Inc.(a)	710,453
22,130	Frontdoor, Inc.(a)	1,217,371
55,000	Granite Construction, Inc.	4,919,750
3,800	IES Holdings, Inc.(a)	986,708
7,149	MYR Group, Inc.(a)	1,121,320
86,700	Primoris Services Corp.	6,251,937
96,219	Tutor Perini Corp.(a)	3,548,557
		18,756,096
	INDUSTRIAL INTERMEDIATE PRODUCTS — 1.7%
102,690	Mueller Industries, Inc.	7,996,470
13,330	Xometry, Inc., Class A(a)	441,890
		8,438,360
	INDUSTRIAL SUPPORT SERVICES — 0.2%
4,390	Applied Industrial Technologies, Inc.	994,423

	MACHINERY — 1.1%
8,700	Astec Industries, Inc.	341,823
3,310	ESCO Technologies, Inc.	599,904
172,190	Mueller Water Products, Inc.	4,223,821
		5,165,548
	MARINE TRANSPORTATION — 0.8%
36,770	Matson, Inc.	4,149,495

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
	TRANSPORTATION & LOGISTICS — 1.4%
57,440	SkyWest, Inc.(a)	$5,827,288
103,410	Sun Country Airlines Holdings, Inc.(a)	1,197,488
		7,024,776
	TRANSPORTATION EQUIPMENT — 0.5%
51,960	Greenbrier Companies, Inc. (The)	2,341,837
	TOTAL INDUSTRIALS	84,834,821

	MATERIALS — 4.0%
	CHEMICALS — 1.4%
11,600	Balchem Corp.	1,933,720
262,930	Huntsman Corp.	2,929,040
6,182	Sensient Technologies Corp.	584,384
279,706	Tronox Holdings PLC, Class A(a)	1,588,730
		7,035,874
	CONSTRUCTION MATERIALS — 0.3%
11,740	United States Lime & Minerals, Inc.	1,206,637

	FORESTRY, PAPER & WOOD PRODUCTS — 0.2%
11,310	Boise Cascade Co.	982,613

	METALS & MINING — 0.5%
173,180	Constellium SE, Class A(a)	2,102,405
37,620	McEwen Mining, Inc.(a)	302,089
		2,404,494
	STEEL — 1.6%
33,640	Carpenter Technology Corp.	7,905,400
	TOTAL MATERIALS	19,535,018

	REAL ESTATE — 6.4%
	REAL ESTATE OWNERS & DEVELOPERS — 0.1%
4,501	McGrath RentCorp(a)	505,823

	REAL ESTATE SERVICES — 1.8%
112,300	Anywhere Real Estate, Inc.(a)	391,927
531,350	Compass, Inc., Class A(a)	3,140,278
127,874	Corporate Office Properties Trust	3,510,141
47,460	Cushman & Wakefield PLC(a)	476,024
131,250	Newmark Group, Inc., Class A	1,445,063
		8,963,433

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (Continued)
	REAL ESTATE (Continued)
	REIT — 4.5%
15,960	Alexander & Baldwin, Inc.	$285,844
32,433	American Assets Trust, Inc.	646,714
158,480	Americold Realty Trust, Inc.	2,626,014
15,910	Community Healthcare Trust, Inc.	259,969
90,768	CoreCivic, Inc.(a)	1,993,265
238,532	Douglas Emmett, Inc.	3,394,310
129,720	Empire State Realty Trust, Inc.	993,655
555,357	Hudson Pacific Properties, Inc.	1,032,964
147,463	Kite Realty Group Trust	3,261,882
30,190	LXP Industrial Trust	259,030
109,060	Millrose Properties, Inc.(a)	3,039,502
7,090	NexPoint Residential Trust, Inc.	241,060
14,102	Outfront Media, Inc.	232,965
311,770	Uniti Group, Inc.	1,340,611
124,910	Urban Edge Properties	2,268,366
		21,876,151
	TOTAL REAL ESTATE	31,345,407

	TECHNOLOGY — 13.3%
	SEMICONDUCTORS — 2.2%
71,210	ACM Research, Inc., Class A(a)	1,605,786
88,310	Ambarella, Inc.(a)	4,648,638
117,690	MaxLinear, Inc.(a)	1,340,489
38,590	Rambus, Inc.(a)	2,063,407
10,770	SanDisk Corp.(a)	405,921
7,160	Silicon Laboratories, Inc.(a)	862,995
		10,927,236
	SOFTWARE — 5.9%
114,850	ACI Worldwide, Inc.(a)	5,312,961
35,950	Alarm.com Holdings, Inc.(a)	2,063,530
126,230	Alignment Healthcare, Inc.(a)	1,940,155
75,850	Asana, Inc., Class A(a)	1,358,473
24,320	Bandwidth, Inc., Class A(a)	340,966
87,404	Clearwater Analytics Holdings, Inc., Class A(a)	2,019,032
2,570	CommVault Systems, Inc.(a)	470,695
131,970	Freshworks, Inc., Class A(a)	2,015,182
16,170	ODDITY Tech Ltd.(a)	1,203,533
34,580	Olo, Inc.(a)	301,192
58,680	Omnicell, Inc.(a)	1,782,112
76,050	Phreesia, Inc.(a)	1,862,464
11,550	Qualys, Inc.(a)	1,600,253
37,720	Rubrik, Inc., Class A(a)	3,596,602
31,100	SEMrush Holdings, Inc.(a)	306,024

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
	SOFTWARE (Continued)
54,310	Verra Mobility Corp., Class A(a)	$1,284,432
102,890	Weave Communications, Inc.(a)	992,889
		28,450,495
	TECHNOLOGY HARDWARE — 3.4%
85,400	A10 Networks, Inc.(a)	1,474,004
88,560	Arlo Technologies, Inc.(a)	1,268,179
17,070	Credo Technology Group Holding Ltd.(a)	1,040,587
115,430	Extreme Networks, Inc.(a)	1,808,788
20,220	Fabrinet(a)	4,708,632
11,250	NetScout Systems, Inc.(a)	256,950
143,381	PagerDuty, Inc.(a)	2,044,613
18,000	Sanmina Corp.(a)	1,524,420
72,820	TTM Technologies, Inc.(a)	2,174,405
		16,300,578
	TECHNOLOGY SERVICES — 1.8%
35,710	Cleanspark, Inc.(a)	308,178
35,990	Euronet Worldwide, Inc.(a)	3,896,997
76,700	LiveRamp Holdings, Inc.(a)	2,498,886
23,772	Maximus, Inc.	1,723,708
44,560	Riot Blockchain, Inc.(a)	359,599
		8,787,368
	TOTAL TECHNOLOGY	64,465,677

	UTILITIES — 3.0%
	ELECTRIC UTILITIES — 1.7%
32,450	Avista Corp.	1,249,649
42,650	Clearway Energy, Inc., Class C	1,312,341
138,510	Portland General Electric Co.	5,872,824
		8,434,814
	GAS & WATER UTILITIES — 1.3%
87,640	Aris Water Solution, Inc., Class A	1,931,585
13,640	New Jersey Resources Corp.	625,940
24,480	Southwest Gas Holdings, Inc.	1,758,398
25,220	Spire, Inc.	1,898,562
		6,214,485
	TOTAL UTILITIES	14,649,299

	TOTAL COMMON STOCKS (Cost $470,447,879)	480,654,070

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 0.6%
14,915	iShares® Russell 2000 ETF	$3,058,619
	TOTAL EXCHANGE-TRADED FUNDS (Cost $2,834,139)	3,058,619

	RIGHTS — 0.0%(b)
	HEALTH CARE — 0.0%(b)
29,400	Novartis A.G. CVR	—
	Total Cost ($–)	—

	SHORT-TERM INVESTMENTS — 0.5%
2,210,704	First American Treasury Government Obligations Fund, Class X, 4.23%(c)	2,210,704
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,210,704)	2,210,704
	TOTAL INVESTMENTS — 99.9% (Cost $475,492,722)	$485,923,393
	Other Assets in Excess of Liabilities — 0.1%	461,549
	NET ASSETS — 100.0%	$486,384,942

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%

(c)	Rate disclosed is the seven day effective yield as of May 31, 2025.

ETF - Exchange-Traded Funds

See accompanying Notes to Financial Statements.

North Square Multi Strategy Fund
SCHEDULE OF INVESTMENTS
May 31, 2025

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 47.0%
19,100	Invesco® S&P 500® GARP ETF	$1,937,122
16,000	iShares MSCI EAFE ETF	1,420,960
200,000	North Square RCIM Tax-Advantaged Preferred and Income Securities ETF(a)	5,002,100
21,100	Vanguard® Dividend Appreciation ETF	4,176,323
7,100	Vanguard® Growth ETF	2,933,294
12,485	Vanguard® Value ETF	2,139,804
	TOTAL EXCHANGE-TRADED FUNDS (Cost $15,277,742)	17,609,603

	MUTUAL FUNDS — 52.1%
525,210	North Square Altrinsic International Equity Fund, Class I(a)	6,444,326
373,082	North Square Dynamic Small Cap Fund, Class I(a)	5,208,223
81,898	North Square Kennedy MicroCap Fund, Class I(a)	961,483
551,318	North Square McKee Bond Fund, Class I(a)	4,818,522
169,314	North Square Select Small Cap Fund, Class I(a)	2,048,704
	TOTAL MUTUAL FUNDS (Cost $17,302,289)	19,481,258

	SHORT-TERM INVESTMENTS — 0.9%
341,788	First American Treasury Government Obligations Fund, Class X, 4.23%(b)	341,788
	TOTAL SHORT-TERM INVESTMENTS (Cost $341,788)	341,788
	TOTAL INVESTMENTS — 100.0% (Cost $32,921,819)	$37,432,649
	Liabilities in Excess of Other Assets — 0.0%(c)	(15,121)
	NET ASSETS — 100.0%	$37,417,528

(a)	Affiliated Company. See note 10.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2025.

(c)	Percentage rounds to less than 0.1%

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements.

North Square Preferred and Income Securities Fund
SCHEDULE OF INVESTMENTS
May 31, 2025

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 0.8%
100,000	North Square RCIM Tax-Advantaged Preferred and Income Securities ETF(a)	$2,501,050
	TOTAL EXCHANGE-TRADED FUNDS (Cost $2,505,000)	2,501,050

Principal
Amount ($)
	CORPORATE BONDS — 93.5%
	COMMUNICATIONS — 4.8%
	ENTERTAINMENT CONTENT — 1.1%
3,800,000	Paramount Global, 6.25%, 2/28/57(b)	3,586,812

	TELECOMMUNICATIONS — 3.7%
8,000,000	Rogers Communications, Inc., 7.13%, 4/15/55 (H15T5Y + 262bps)(b)	8,015,650
5,000,000	Vodafone Group PLC, 5.13%, 6/04/81 (H15T5Y + 307.30bps)(b)(c)	3,708,597
		11,724,247
	CONSUMER DISCRETIONARY — 2.3%
	AUTOMOTIVE — 2.3%
3,000,000	General Motors Financial Co., Inc., 6.50%, Perpetual(b)	2,933,205
4,757,000	General Motors Financial Co., Inc., 5.75%, Perpetual(b)	4,591,608
		7,524,813
	ENERGY — 10.0%
	OIL & GAS PRODUCERS — 10.0%
5,000,000	BP Capital Markets PLC, 6.13%, Perpetual (H15T5Y + 167.40bps)(b)	4,906,383
5,500,000	Enbridge, Inc., 7.20%, 6/27/54 (H15T5Y + 297bps)(b)	5,539,063
2,000,000	Enbridge, Inc., 5.50%, 7/15/77 (TSFR3M + 367.961bps)(b)	1,953,370
2,500,000	Energy Transfer LP, 7.13%, Perpetual (5Y CMT Rate + 530.60bps)(b)	2,516,995
8,315,000	Energy Transfer LP, 6.63%, Perpetual (US0003M + 415.50bps)(b)	8,220,559
6,250,000	South Bow Canadian Infrastructure Holdings Ltd., 7.50%, 3/01/55 (H15T5Y + 366.70bps)(b)(c)	6,238,478
2,892,000	TransCanada Trust, 5.30%, 3/15/77 (SOFRRATE + 320.80bps)(b)	2,820,216
		32,195,064
	FINANCIALS — 44.5%
	ASSET MANAGEMENT — 6.9%
13,000,000	Charles Schwab Corp. (The), 5.38%, Perpetual	13,000,000
2,000,000	UBS Group AG, 7.13%, Perpetual (USISSO05 + 317.90bps)(b)(c)	1,967,455
8,000,000	UBS Group AG, 4.38%, Perpetual(b)	7,031,779
		21,999,234
	BANKING — 31.2%
2,000,000	Banco Bilbao Vizcaya Argentaria SA, 6.13%, Perpetual (USSW5 + 387bps)(b)	1,929,308
2,000,000	Banco Bilbao Vizcaya Argentaria SA, 6.00%, Perpetual	2,301,584
1,000,000	Banco de Sabadell SA, 5.00%, Perpetual (EUSA5 + 517.10bps)(b)	1,131,346
1,000,000	Banco Santander SA, 3.63%, Perpetual (EUAMDB05 + 376bps)(b)	1,033,779
6,000,000	Banco Santander SA, 8.00%, Perpetual (H15T5Y + 391.10bps)(b)	6,282,978
5,000,000	Bank of America Corp., 6.63%, Perpetual(b)	5,091,740
5,000,000	CaixaBank SA, 3.63%, Perpetual (EUSA5 + 385.70bps)(b)	5,280,014

See accompanying Notes to Financial Statements.

North Square Preferred and Income Securities Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
	BANKING (Continued)
6,100,000	Citigroup, Inc., 4.15%, Perpetual(b)	$5,942,985
2,000,000	Citigroup, Inc., 3.88%, Perpetual(b)	1,964,361
4,405,000	Citizens Financial Group, Inc., 4.00%, Perpetual(b)	4,278,642
8,137,000	Comerica, Inc., 5.63%, Perpetual(b)	8,142,514
2,000,000	Commerzbank AG, 4.25%, Perpetual (EUSA5 + 438.70bps)(b)	2,199,740
1,000,000	HSBC Holdings PLC, 6.88%, Perpetual (H15T5Y + 329.80bps)(b)(c)	1,008,819
1,000,000	HSBC Holdings PLC, 6.95%, Perpetual (H15T5Y + 319.10bps)(b)	996,447
1,248,000	Huntington Bancshares, Inc., 4.45%, Perpetual(b)	1,214,084
4,185,000	ING Groep NV, 3.88%, Perpetual (H15T5Y + 286.20bps)(b)	3,865,770
3,500,000	ING Groep NV, 4.25%, Perpetual (H15T5Y + 286.20bps)(b)	2,933,661
7,614,000	KeyCorp, 5.00%, Perpetual(b)	7,488,818
8,000,000	Lloyds Banking Group PLC, 7.50%, Perpetual (USSW5 + 449.60bps)(b)	8,037,224
4,500,000	NatWest Group PLC, 4.60%, Perpetual(b)	3,876,069
4,800,000	Svenska Handelsbanken AB, 4.75%, Perpetual(b)	4,368,581
10,000,000	Truist Financial Corp., 4.95%, Perpetual(b)	9,959,594
11,000,000	Wells Fargo & Co., 5.88%, Perpetual(b)	11,001,306
		100,329,364
	INSURANCE — 1.6%
5,200,000	MetLife, Inc., 3.85%, Perpetual(b)	5,166,508

	SPECIALTY FINANCE — 4.8%
10,810,000	Capital One Financial Corp., 6.13%, Perpetual (b)	10,860,441
4,700,000	Capital One Financial Corp., 3.95%, Perpetual(b)	4,574,216
		15,434,657
	UTILITIES — 31.9%
	ELECTRIC UTILITIES — 29.8%
7,000,000	Algonquin Power & Utilities Corp., 4.75%, 1/18/82(b)	6,703,299
8,782,000	American Electric Power Co., Inc., 6.95%, 12/15/54 (H15T5Y + 267.50bps)(b)	9,001,892
7,650,000	CenterPoint Energy, Inc., 6.85%, 2/15/55 (H15T5Y + 294.60bps)(b)	7,800,583
8,751,000	CMS Energy Corp., 4.75%, 6/01/50 (H15T5Y + 411.60bps)(b)	8,289,740
7,900,000	Dominion Energy, Inc., 6.63%, 5/15/55 (H15T5Y + 220.70bps)(b)	7,928,986
8,500,000	Duke Energy Corp., 6.45%, 9/01/54 (H15T5Y + 258.80bps)(b)	8,607,844
5,000,000	Emera, Inc., 6.75%, 6/15/76(b)	5,037,060
2,000,000	EUSHI Finance, Inc., 7.63%, 12/15/54(b)	2,049,762
1,000,000	Exelon Corp., 6.50%, 3/15/55 (H15T5Y + 197.50bps)(b)	999,359
9,200,000	NextEra Energy Capital Holdings, Inc., 6.50%, 8/15/55 (H15T5Y + 197.90bps)(b)	9,288,532
7,752,000	NiSource Inc., 6.38%, 3/31/55 (H15T5Y + 252.70bps)(b)	7,691,850
6,648,000	NRG Energy, Inc., 10.25%, 12/31/49 (H15T5Y + 592bps)(b)(c)	7,324,028
4,150,000	Southern Co. (The), Series 74, 6.38%, 3/15/55(b)	4,228,086
9,762,000	Vistra Corp., 8.88%, 12/31/49 (H15T5Y + 504.50bps)(b)(c)	10,510,100
		95,461,121

See accompanying Notes to Financial Statements.

North Square Preferred and Income Securities Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	UTILITIES (Continued)
	GAS & WATER UTILITIES — 2.1%
7,000,000	AltaGas Ltd., 7.20%, 10/15/54 (H15T5Y + 357.30bps)(b)(c)	$6,863,764

	TOTAL CORPORATE BONDS (Cost $291,710,234)	300,285,584

Shares
	SHORT-TERM INVESTMENTS — 3.9%
12,430,842	First American Treasury Government Obligations Fund, Class X, 4.23%(d)	12,430,842
	TOTAL SHORT-TERM INVESTMENTS (Cost $12,430,842)	12,430,842
	TOTAL INVESTMENTS — 98.2% (Cost $306,646,076)	$315,217,476
	Other Assets in Excess of Liabilities — 1.8%	5,824,790
	NET ASSETS — 100.0%	$321,042,266

(a)	Affiliated Company. See note 10.

(b)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of May 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2025 the total market value of 144A securities is 37,621,242 or 11.70% of net assets.

(d)	Rate disclosed is the seven day effective yield as of May 31, 2025.

ETF - Exchange-Traded Fund

See accompanying Notes to Financial Statements.

North Square Preferred and Income Securities Fund
SCHEDULE OF FUTURES CONTRACTS
May 31, 2025

				Value and
				Unrealized
		Expiration	Notional	Appreciation
Short Contracts	Contracts	Date	Amount	(Depreciation)
CME Euro Foreign Exchange Currency Futures	(63)	06/17/2025	$(8,953,875)	$(281,769)
				$(281,769)

See accompanying Notes to Financial Statements.

North Square Tactical Growth Fund
SCHEDULE OF INVESTMENTS
May 31, 2025

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 83.6%
688,900	Financial Select Sector SPDR® Fund	$35,106,344
153,075	Invesco QQQ Trust, Series 1	79,462,763
421,400	iShares® 3-7 Year Treasury Bond ETF	49,805,266
720,600	iShares® MSCI Eurozone ETF	42,508,194
129,440	SPDR® S&P 500® ETF Trust	76,290,642
398,700	VanEck Gold Miners ETF	20,194,155
194,287	Vanguard Growth ETF	80,267,731
354,498	Vanguard Value ETF	60,757,412
	TOTAL EXCHANGE-TRADED FUNDS (Cost $242,355,456)	444,392,507

	SHORT-TERM INVESTMENTS — 16.5%
88,018,109	First American Treasury Government Obligations Fund, Class X, 4.23%(a)	88,018,109
	TOTAL SHORT-TERM INVESTMENTS (Cost $88,018,109)	88,018,109
	TOTAL INVESTMENTS — 100.1% (Cost $330,373,565)	$532,410,616
	Liabilities in Excess of Other Assets — (0.1)%	(545,245)
	NET ASSETS — 100.0%	$531,865,371

(a)	Rate disclosed is the seven day effective yield as of May 31, 2025.

ETF - Exchange-Traded Funds

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depositary Receipt

See accompanying Notes to Financial Statements.

North Square Tactical Defensive Fund
SCHEDULE OF INVESTMENTS
May 31, 2025

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 52.3%
25,900	Invesco QQQ Trust, Series 1(a)	$13,444,949
22,100	SPDR® S&P 500® ETF Trust(a)	13,025,519
		26,470,468
	TOTAL EXCHANGE-TRADED FUNDS (Cost $24,370,759)	26,470,468

	SHORT-TERM INVESTMENTS — 47.7%
24,145,012	First American Treasury Government Obligations Fund, Class X, 4.23%(b)(c)	24,145,012
	TOTAL SHORT-TERM INVESTMENTS (Cost $24,145,012)	24,145,012
	TOTAL INVESTMENTS — 100.0% (Cost $48,515,771)	$50,615,480
	Liabilities in Excess of Other Assets — 0.0%(d)	(10,475)
	NET ASSETS — 100.0%	$50,605,005

(a)	Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. As of May 31, 2025, the percentage of net assets invested in Invesco QQQ Trust, Series 1 and SPDR® Portfolio S&P 500® ETF Trust was 26.6% and 25.7%, respectively of the Fund. The financial statements and portfolio holdings for these securities can be found at www.sec.gov.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2025.

(c)	Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. As of May 31, 2025, the percentage of net assets invested in First American Treasury Obligations Fund, Class X was 47.7% of the Fund. The financial statements and portfolio holdings for these securities can be found at www.sec.gov.

(d)	Percentage rounds to less than 0.1%.

ETF - Exchange-Traded Funds

SPDR - Standard & Poor’s Depositary Receipt

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS
May 31, 2025

Shares		Fair Value
	PREFERRED STOCKS — 0.5%
	FINANCIALS — 0.5%
4,750	Synchrony Financial, Series B, 8.25%	$118,560

	TOTAL PREFERRED STOCKS (Cost $122,122)	118,560

Principal
Amount ($)
	ASSET BACKED SECURITIES — 13.4%
55,877	Ameriquest Mortgage Securities, Inc. 2005-R3 M4, 5.37%, 5/25/35 ((TSFR1M + 11.4bps) + 93bps)(b)	55,795
122,766	Bear Stearns Asset Backed Securities I Trust 2004-HE7, 5.34%, 8/25/34 ((TSFR1M + 11.40bps) + 90bps)(b)	121,242
175,000	BMW Vehicle Lease Trust, 2024-2 A3, 4.18%, 2/25/27	174,435
103,302	BXP Trust 2017-CQHP, 5.23%, 11/15/34 ((TSFR1M + 4.70bps) + 85bps)(a)(b)	101,791
100,000	CFCRE Commercial Mortgage Trust 2011-C2 E, 5.08%, 12/15/47(a)(b)	93,030
129,971	Citigroup Commercial Mortgage Trust 2014-GC23, 4.74%, 7/10/47(a)(b)	123,643
3,500,000	Citigroup Commercial Mortgage Trust 2020-555, 0.86%, 12/10/29(a)(b)	107,442
156,442	COMM 2010-C1 Mortgage Trust, 5.99%, 7/10/46(a)(b)	154,000
118,798	COMM 2013-CCE11 Mortgage Trust, 4.61%, 8/10/50(a)(b)	112,980
100,000	COMM 2013-CCRE7 Mortgage Trust, 4.38%, 3/10/46(a)(b)	93,299
120,263	COMM 2015-CCRE23 Mortgage Trust, 4.45%, 5/10/48(a)	115,405
118,765	Dell Equipment Finance Trust 2023-3, 5.93%, 6/22/26(a)	119,440
100,000	HomeBanc Mortgage Trust 2005-3 M4, 5.44%, 7/25/35	100,405
60,000	Honda Auto Receivables 2024-3 Owner Trust, 4.57%, 10/21/27	60,247
25,000	Hyundai Auto Receivables Trust 2024-C, 4.41%, 5/15/29	25,031
121,614	Impac CMB Trust 2005-4 1M1, 5.08%, 5/25/35 ((TSFR1M + 11.40bps) + 43bps)(b)	115,267
173,314	JPMorgan Chase Commercial Mortgage Securities 2012-WLDN A, 3.91%, 5/05/30(a)(b)	161,182
138,692	JPMorgan Chase Commercial Mortgage Securities Trust 2012-C6, 5.13%, 5/15/45(b)	136,845
132,815	JPMorgan Chase Commercial Mortgage Securities, 2019 MFP D, 6.04%, 7/15/36 ((TSFR1M + 4.70bps) + 166bps)(a)(b)	131,258
95,000	Mercedes-Benz Auto Lease Trust 2024-A, 5.32%, 2/16/27	96,050
200,030	Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 E, 4.80%, 8/15/45(a)(b)	196,242
124,270	Morgan Stanley Bank of America Merrill Lynch Trust, 2014-C17 E, 3.50%, 8/15/47(a)	121,141
100,000	Morgan Stanley Capital I Trust 2014-150E, 3.91%, 9/09/32(a)	89,075
199,435	Morgan Stanley Capital I Trust, 2011-C2 D, 5.39%, 6/15/44(a)(b)	197,989
188,000	Nissan Auto Lease Trust 2025-A A3, 4.75%, 3/15/28	189,533
94,227	Structured Adjustable Rate Mortgage Loan Trust, 2004-4 B1, 5.98%, 4/25/34	90,372
45,000	Verizon Master Trust, 2024-3 A1A, 5.34%, 4/22/30	45,867
	TOTAL ASSET BACKED SECURITIES (Cost $3,111,589)	3,129,006

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS — 43.0%
	COMMUNICATIONS — 4.2%
	CABLE & SATELLITE — 0.9%
180,000	Cable One, Inc., 4.00%, 11/15/30(a)	$139,561
88,000	Comcast Corp., 3.25%, 11/01/39	67,353
		206,914
	ENTERTAINMENT CONTENT — 1.8%
54,000	AMC Networks, Inc., 10.25%, 1/15/29(a)	57,294
54,000	AMC Networks, Inc., 4.25%, 2/15/29	41,363
75,000	Fox Corp., 6.50%, 10/13/33	80,348
150,000	Paramount Global, 6.25%, 2/28/57(b)	141,585
50,000	TEGNA, Inc., 4.63%, 3/15/28	48,660
69,000	Walt Disney Co. (The), 3.50%, 5/13/40	55,437
		424,687
	INTERNET MEDIA & SERVICES — 0.3%
20,000	Meta Platforms, Inc., 5.60%, 5/15/53	19,576
54,000	Ziff Davis, Inc., 4.63%, 10/15/30 (a)	49,015
		68,591
	PUBLISHING & BROADCASTING — 0.2%
50,000	Nexstar Media Group, Inc., 4.75%, 11/01/28(a)	48,138

	TELECOMMUNICATIONS — 1.0%
20,000	AT&T, Inc., 4.35%, 3/01/29	19,908
150,000	Rogers Communications, Inc., 7.13%, 4/15/55 (H15T5Y + 262bps)(b)	150,293
95,000	Verizon Communications, Inc., 2.65%, 11/20/40	65,517
		235,718
	CONSUMER DISCRETIONARY — 2.9%
	APPAREL & TEXTILE PRODUCTS — 0.2%
55,000	Crocs, Inc., 4.25%, 3/15/29(a)	51,968

	AUTOMOTIVE — 1.8%
45,000	American Honda Finance Corp., 2.00%, 3/24/28	42,030
114,000	American Honda Finance Corp., 4.80%, 3/05/30	114,203
60,000	Ford Motor Co., Class B, 3.25%, 2/12/32	49,538
62,000	General Motors Financial Co., Inc., 5.55%, 7/15/29	62,690
15,000	General Motors Financial Co., Inc., 5.35%, 1/07/30	15,017
24,000	General Motors Financial Co., Inc., 5.63%, 4/04/32	23,821
75,000	General Motors Financial Co., Inc., 5.75%, Perpetual(b)	72,392
45,000	Toyota Motor Credit Corp., 5.35%, 1/09/36	45,509
		425,200
	CONSUMER SERVICES — 0.3%
82,000	Rent-A-Center, Inc., 6.38%, 2/15/29(a)	78,562

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	CONSUMER DISCRETIONARY (continued)
	LEISURE FACILITIES & SERVICES — 0.4%
67,000	Full House Resorts, Inc., 8.25%, 2/15/28(a)	$64,149
18,000	Starbucks Corp., 4.80%, 5/15/30	18,065
		82,214
	RETAIL - DISCRETIONARY — 0.2%
59,000	Gap, Inc. (The), 3.88%, 10/01/31(a)	52,522

	CONSUMER STAPLES — 2.4%
	BEVERAGES — 0.5%
37,000	Coca-Cola Co. (The), 1.65%, 6/01/30	32,591
65,000	Keurig Dr Pepper, Inc., 5.20%, 3/15/31	66,286
12,000	PepsiCo, Inc., 5.00%, 2/07/35	11,984
		110,861
	FOOD — 0.2%
54,000	HLF Financing Sarl LLC, 12.25%, 4/15/29(a)	58,688

	HOUSEHOLD PRODUCTS — 0.3%
70,000	Central Garden & Pet Co., 4.13%, 10/15/30	64,828

	RETAIL - CONSUMER STAPLES — 0.2%
40,000	Walmart, Inc., 4.90%, 4/28/35	40,022

	TOBACCO & CANNABIS — 0.6%
68,000	British American Tobacco PLC, 5.35%, 8/15/32	68,712
29,000	Philip Morris International, Inc., 5.13%, 2/15/30	29,636
50,000	Turning Point Brands, Inc., 7.63%, 3/15/32(a)	52,701
		151,049
	WHOLESALE - CONSUMER STAPLES — 0.6%
75,000	Performance Food Group, Inc., 4.25%, 8/01/29(a)	71,592
60,000	US Foods Holding Corp., 6.88%, 9/15/28(a)	61,769
		133,361
	ENERGY — 5.1%
	OIL & GAS PRODUCERS — 4.1%
21,000	BP Capital Markets America, Inc., 4.89%, 9/11/33	20,654
84,000	California Resources Corp., 8.25%, 6/15/29(a)	84,232
68,000	Chevron USA, Inc., 4.82%, 4/15/32	68,633
29,000	ConocoPhillips Co., 5.00%, 1/15/35	28,338
70,000	ConocoPhillips Co., 5.30%, 5/15/53	62,537
27,000	Energy Transfer LP, 3.75%, 5/15/30	25,557
125,000	Energy Transfer LP, 6.63%, Perpetual (US0003M +415.50bps)(b)	123,580
10,000	Enterprise Products Operating LLC, 4.80%, 2/01/49	8,451
110,000	Exxon Mobil Corp., 4.33%, 3/19/50	89,028
65,000	Murphy Oil Corp., 4.75%, 9/15/29	63,002

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	ENERGY (continued)
	OIL & GAS PRODUCERS (continued)
20,000	ONEOK, Inc., 5.70%, 11/01/54	$17,897
60,000	Phillips 66 Co., 5.25%, 6/15/31	60,770
125,000	South Bow Canadian Infrastructure Holdings Ltd., 7.50%, 3/01/55 (H15T5Y + 366.70bps)(a)(b)	124,770
55,000	TotalEnergies Capital SA, 5.49%, 4/05/54	51,386
75,000	Vital Energy, Inc., 7.75%, 7/31/29(a)	63,257
68,000	Vital Energy, Inc., 7.88%, 4/15/32(a)	55,213
		947,305
	OIL & GAS SERVICES & EQUIPMENT — 1.0%
74,000	Helix Energy Solutions Group, Inc., 9.75%, 3/01/29(a)	76,812
82,000	Nabors Industries, Inc., 7.38%, 5/15/27(a)	78,799
82,000	Noble Finance II LLC, 8.00%, 4/15/30(a)	81,772
		237,383
	FINANCIALS — 14.4%
	ASSET MANAGEMENT — 0.3%
25,000	Charles Schwab Corp. (The), 5.64%, 5/19/29 (SOFRRATE + 221bps)(b)	25,890
38,213	United Airlines 2023-1 Class A Pass Through Trust, 5.80%, 7/15/36	38,384
		64,274
	BANKING — 10.0%
100,000	American Express National Bank, 4.05%, 4/10/28	99,764
200,000	Banco Bilbao Vizcaya Argentaria SA, 6.13%, Perpetual (USSW5 + 387bps)(b)	192,931
200,000	Banco Santander SA, 8.00%, Perpetual (H15T5Y + 391.10bps)(b)	209,433
141,000	Bank of America Corp., 1.66%, 3/11/27(b)	137,767
39,000	Bank of Montreal, 4.64%, 9/10/30 (SOFRRATE + 125bps)(b)	38,987
39,000	Bank of Nova Scotia (The), 5.13%, 2/14/31 (SOFRRATE + 107bps)(b)	39,461
200,000	CaixaBank SA, 3.63%, Perpetual (EUSA5 + 385.70bps)	211,201
60,000	Canadian Imperial Bank of Commerce, 5.26%, 4/08/29	61,413
55,000	Citigroup, Inc., 4.95%, 5/07/31(b)	54,978
200,000	Comerica, Inc., 5.63%, Perpetual(b)	200,135
200,000	ING Groep NV, 4.25%, Perpetual (H15T5Y + 286.20bps)(b)	167,638
50,000	JPMorgan Chase & Co., 5.00%, 7/22/30	50,479
80,000	JPMorgan Chase & Co., 5.14%, 1/24/31 (SOFRRATE + 90bps)(b)	81,266
153,000	Morgan Stanley Bank NA, 4.15%, 5/07/29	152,491
153,000	Morgan Stanley Private Bank NA, 4.15%, 5/07/29	152,491
200,000	NatWest Group PLC, 4.60%, Perpetual(b)	172,270
22,000	PNC Financial Services Group Inc. (The), 6.88%, 10/20/34 (SOFRRATE + 2.284bps)(b)	24,129
87,000	Royal Bank of Canada, 4.65%, 10/18/30 (SOFRINDX + 108bps)(b)	86,672
39,000	Toronto-Dominion Bank (The), 4.86%, 1/31/28	39,390
11,000	Toronto-Dominion Bank (The), 5.52%, 7/17/28	11,335
23,000	Toronto-Dominion Bank (The), 4.99%, 4/05/29	23,343
6,000	Truist Financial Corp., 5.07%, 5/20/31	6,028

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
	BANKING (continued)
33,000	US Bancorp, 5.68%, 1/23/35 (SOFRRATE +186bps)(b)	$33,630
50,000	Wells Fargo & Co., 5.24%, 1/24/31 (SOFRRATE + 111bps)(b)	50,762
68,000	Wells Fargo Bank NA, 4.25%, 3/11/27	68,088
		2,366,082
	INSTITUTIONAL FINANCIAL SERVICES — 2.9%
84,000	Bank of New York Mellon Corp. (The), 5.06%, 7/22/32(b)	84,936
125,000	CenterPoint Energy, Inc., 6.85%, 2/15/55 (H15T5Y + 294.60)(b)	127,460
114,000	Goldman Sachs Bank USA, 4.30%, 3/11/27	114,196
35,000	Goldman Sachs Bank USA, 5.41%, 5/21/27 (SOFRRATE + 75bps)(b)	35,253
116,000	Goldman Sachs Group, Inc. (The), 1.43%, 3/09/27(b)	113,096
127,000	Goldman Sachs Group, Inc. (The), 1.99%, 1/27/32(b)	108,133
85,000	Morgan Stanley, 1.59%, 5/04/27(b)	82,610
		665,684
	SPECIALTY FINANCE — 1.2%
50,000	American Express Co., 5.28%, 7/26/35 (SOFRRATE +142bps)(b)	49,828
82,000	Bread Financial Holdings, Inc., 9.75%, 3/15/29(a)	87,505
20,000	Capital One Financial Corp., 1.88%, 11/02/27(b)	19,242
35,000	Capital One Financial Corp., 6.21%, 6/08/29(b)	36,459
10,000	Capital One Financial Corp., 5.46%, 7/26/30 (SOFRRATE + 156bps)(b)	10,185
82,000	Springleaf Finance Corp., 5.38%, 11/15/29	79,515
		282,734
	HEALTH CARE — 1.1%
	BIOTECH & PHARMA — 0.4%
28,000	Eli Lilly & Co., 5.00%, 2/09/54	25,427
70,000	Prestige Consumer Healthcare, Inc., 3.75%, 4/01/31(a)	63,584
		89,011
	HEALTH CARE FACILITIES & SERVICES — 0.7%
20,000	Cigna Group (The), 5.00%, 5/15/29	20,308
82,000	DaVita Inc., 4.63%, 6/01/30(a)	76,675
28,000	UnitedHealth Group, Inc., 2.30%, 5/15/31	24,308
43,000	UnitedHealth Group, Inc., 5.15%, 7/15/34	42,452
10,000	UnitedHealth Group, Inc., 5.38%, 4/15/54	9,008
		172,751
	INDUSTRIALS — 2.7%
	AEROSPACE & DEFENSE — 0.3%
30,000	Boeing Co. (The), 5.15%, 5/01/30	30,277
38,000	Lockheed Martin Corp., 4.70%, 5/15/46	33,212
15,000	Northrop Grumman Corp., 3.25%, 1/15/28	14,600
		78,089
	COMMERCIAL SUPPORT SERVICES — 0.4%
82,000	Deluxe Corp., 8.00%, 6/01/29(a)	76,179

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	INDUSTRIALS (continued)
	COMMERCIAL SUPPORT SERVICES (continued)
15,000	Waste Management, Inc., 4.95%, 3/15/35	$14,809
		90,988
	DIVERSIFIED INDUSTRIALS — 0.5%
57,000	3M Co., 5.15%, 3/15/35	56,406
77,000	Honeywell International, Inc., 4.75%, 2/01/32	76,761
		133,167
	ELECTRICAL EQUIPMENT — 0.2%
35,000	Johnson Controls International PLC, 5.50%, 4/19/29	36,109

	ENGINEERING & CONSTRUCTION — 0.3%
68,000	Tutor Perini Corp., 11.88%, 4/30/29(a)	75,720

	INDUSTRIAL INTERMEDIATE PROD — 0.3%
60,000	Enpro, Inc., 6.13%, 6/01/33(a)	60,596

	MACHINERY — 0.4%
57,000	Caterpillar, Inc., 5.20%, 5/15/35	57,226
39,000	John Deere Capital Corp., 5.10%, 4/11/34	39,230
		96,456
	TRANSPORTATION & LOGISTICS — 0.3%
80,000	Burlington Northern Santa Fe LLC, 4.55%, 9/01/44	69,362

	MATERIALS — 3.3%
	CHEMICALS — 0.6%
150,000	FMC Corp., 8.45%, 11/01/55(b)	151,624

	METALS & MINING — 2.7%
92,000	Alliance Resource Operating Partners LP, 8.63%, 6/15/29(a)	96,250
109,000	Eldorado Gold Corp., 6.25%, 9/01/29(a)	108,394
155,000	Hudbay Minerals, Inc., 6.13%, 4/01/29(a)	155,510
155,000	New Gold, Inc., 6.88%, 4/01/32(a)	158,469
99,000	SunCoke Energy, Inc., 4.88%, 6/30/29(a)	91,084
		609,707
	REAL ESTATE — 0.2%
	REAL ESTATE INVESTMENT TRUSTS — 0.2%
50,000	American Tower Corp., 3.80%, 8/15/29	48,274

	TECHNOLOGY — 1.4%
	SEMICONDUCTORS — 0.3%
35,000	Broadcom, Inc., 4.35%, 2/15/30	34,609
15,000	Intel Corp., 5.70%, 2/10/53	13,471
		48,080

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (continued)
	TECHNOLOGY (continued)
	SOFTWARE — 0.8%
54,000	Consensus Cloud Solutions, Inc., 6.50%, 10/15/28(a)	$53,679
34,000	Oracle Corp., 4.80%, 8/03/28	34,344
67,000	Oracle Corp., 3.60%, 4/01/40	52,364
54,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 2/01/29(a)	50,305
		190,692
	TECHNOLOGY HARDWARE — 0.3%
49,000	Apple, Inc., 2.95%, 9/11/49	32,074
30,000	Cisco Systems, Inc., 4.95%, 2/26/31	30,614
23,000	Dell Technologies, Inc., 5.50%, 4/01/35	22,709
		85,397
	UTILITIES — 5.3%
	ELECTRIC UTILITIES — 4.8%
40,000	Alabama Power Co., 3.45%, 10/01/49	27,596
15,000	Berkshire Hathaway Energy Co., 3.70%, 7/15/30	14,445
10,000	Consolidated Edison Company of New York, Inc., 5.70%, 5/15/54	9,701
66,000	Dominion Energy, Inc., 5.45%, 3/15/35	65,363
50,000	Dominion Energy, Inc., 6.63%, 5/15/55 (H15T5Y + 220.70bps)(b)	50,184
138,000	Duke Energy Carolinas LLC, 5.30%, 2/15/40	135,333
20,000	Entergy Corp., 1.90%, 6/15/28	18,563
27,000	Florida Power & Light Co., 5.30%, 6/15/34	27,439
35,000	Florida Power & Light Co., 5.30%, 4/01/53	32,596
145,000	MidAmerican Energy Co., 4.25%, 7/15/49	114,653
15,000	NextEra Energy Capital Holdings, Inc., 2.25%, 6/01/30	13,347
100,000	NextEra Energy Capital Holdings, Inc., 6.50%, 8/15/55 (H15T5Y + 197.90bps)(b)	100,962
100,000	NiSource, Inc., 6.38%, 3/31/55 (H15T5Y + 252.70bps)(b)	99,224
75,000	NRG Energy, Inc., 10.25%, Perpetual (H15T5Y + 592bps)(a)(b)	82,627
40,000	Pacific Gas and Electric Co., 4.55%, 7/01/30	38,756
65,000	Virginia Electric and Power Co., 5.45%, 4/01/53	60,093
200,000	Vistra Corp., 8.88%, Perpetual (H15T5Y + 504.50bps)(a)(b)	215,327
		1,106,209
	GAS & WATER UTILITIES — 0.5%
125,000	AltaGas Ltd., 7.20%, 10/15/54 (H15T5Y + 357.30bps)(a)(b)	122,567

	TOTAL CORPORATE BONDS (Cost $10,192,364)	10,061,584

	MORTGAGE-BACKED SECURITIES — 28.0%
281,160	Fannie Mae Pool, 3.50%, 10/13/37	255,423
181,737	Fannie Mae Pool, 4.50%, 7/01/40	178,571
91,141	Fannie Mae Pool, 4.00%, 1/01/41	86,866
183,810	Fannie Mae Pool, 5.00%, 11/01/46	183,674
111,960	Fannie Mae Pool, 4.00%, 6/01/47	104,951
108,538	Fannie Mae Pool, 3.50%, 9/01/49	95,319

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (continued)
138,707	Fannie Mae Pool, 3.50%, 11/01/49	$123,860
75,851	Fannie Mae Pool, 3.00%, 9/01/50	65,174
139,429	Fannie Mae Pool, 3.50%, 9/01/50	123,728
62,775	Fannie Mae Pool, 2.50%, 5/01/51	51,916
49,888	Fannie Mae Pool, 3.00%, 5/01/51	42,819
255,277	Fannie Mae Pool, 2.50%, 10/01/51	208,820
72,816	Fannie Mae Pool, 5.00%, 6/01/52	71,212
238,003	Fannie Mae Pool, 5.50%, 11/01/52	237,093
32,777	Fannie Mae Pool, 6.50%, 1/01/53	33,949
49,876	Fannie Mae Pool, 4.50%, 4/01/53	47,134
43,251	Fannie Mae Pool, 6.00%, 9/01/53	44,116
90,256	Fannie Mae Pool, 4.50%, 11/01/54	85,909
135,072	Fannie Mae Pool, 5.50%, 9/01/56	138,565
155,527	Fannie Mae REMICS, Series 11, 5.00%, 2/25/51	155,010
199,000	Federal Farm Credit Banks Funding Corp., 4.70%, 3/05/29	199,035
77,000	Federal Farm Credit Banks Funding Corp., 4.97%, 1/15/30	76,944
30,000	Federal Farm Credit Banks Funding Corp., 1.79%, 7/21/31	25,962
79,000	Federal Farm Credit Banks Funding Corp., 4.94%, 3/03/33	79,303
100,000	Federal Farm Credit Banks Funding Corp., 5.09%, 3/11/33	99,766
54,000	Federal Farm Credit Banks Funding Corp., 4.72%, 4/14/33	54,013
80,000	Federal Home Loan Banks, 4.84%, 3/06/30	79,654
155,000	Federal Home Loan Banks, 4.54%, 4/17/30	154,568
75,000	Federal Home Loan Banks, 5.19%, 2/25/32	74,937
155,000	Federal Home Loan Banks, 5.38%, 4/09/35	154,399
550,000	Federal National Mortgage Association, 1.60%, 8/24/35	407,881
58,570	Freddie Mac Gold Pool, 4.00%, 8/01/45	54,866
283,014	Freddie Mac Pool, 2.00%, 11/01/41	238,519
87,007	Freddie Mac Pool, 2.50%, 4/01/42	75,898
64,533	Freddie Mac Pool, 3.00%, 5/01/42	57,255
108,687	Freddie Mac Pool, 3.00%, 7/01/51	93,155
79,584	Freddie Mac Pool, 2.50%, 2/01/52	65,474
78,095	Freddie Mac Pool, 3.50%, 4/01/52	69,772
248,504	Freddie Mac Pool, 3.00%, 5/01/52	213,766
134,276	Freddie Mac REMICS, Series 4322, 3.00%, 5/15/43	131,381
49,243	Freddie Mac REMICS, 5.50%, 11/25/51	49,636
650,000	Freddie Mac Structured Pass-Through Certificates KG04, 2.71%, 11/25/30	75,222
192,449	Ginnie Mae II Pool, 2.50%, 8/20/50	158,036
125,592	Ginnie Mae II Pool, 2.50%, 12/20/50	104,222
221,761	Ginnie Mae II Pool, 2.00%, 3/20/51	175,334
342,738	Ginnie Mae II Pool, 3.00%, 10/20/51	299,037
83,066	Ginnie Mae II Pool, 3.00%, 3/20/52	71,746
207,268	Ginnie Mae II Pool, 5.00%, 11/20/52	201,658
198,905	Ginnie Mae II Pool, 5.50%, 9/01/53(b)	198,910
96,788	Government National Mortgage Association, Series 65, 5.50%, 2/20/48	97,389

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (continued)
209,530	Government National Mortgage Association, Series 189, 2.50%, 10/20/51	$171,181
60,000	Government National Mortgage Association, Series 8, 5.00%, 1/20/54	58,901
132,957	UMBS Freddie Mac Pool, 5.00%, 7/01/53	130,545
	TOTAL MORTGAGE-BACKED SECURITIES (Cost $6,679,265)	6,532,474

	NON U.S. GOVERNMENT & AGENCIES — 0.4%
	SUPRANATIONAL — 0.4%
100,000	International Bank for Reconstruction & Development, 4.700%, 11/08/34, 4.70%, 11/8/34	97,992
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $100,000)	97,992

	U.S. GOVERNMENT & AGENCIES — 11.9%
	U.S. TREASURY BONDS — 6.3%
93,000	United States Treasury Bond, 4.63%, 2/15/55	88,495
165,000	United States Treasury Note/Bond, 3.75%, 12/31/28	164,227
378,000	United States Treasury Note/Bond, 4.75%, 2/15/45	369,082
481,000	United States Treasury Note/Bond, 3.13%, 5/15/48	356,955
183,000	United States Treasury Note/Bond, 4.25%, 2/15/54	163,027
349,000	United States Treasury Note/Bond, 4.50%, 11/15/54	324,979
		1,466,765
	U.S. TREASURY NOTES — 5.6%
20,000	United States Treasury Note/Bond, 3.75%, 4/30/27	19,940
305,000	United States Treasury Note/Bond, 3.75%, 4/15/28	304,059
374,000	United States Treasury Note/Bond, 3.88%, 4/30/30	372,568
276,000	United States Treasury Note/Bond, 4.00%, 4/30/32	273,326
92,000	United States Treasury Note/Bond, 4.63%, 2/15/35	93,746
250,000	United States Treasury Note/Bond, 4.25%, 5/15/35	246,680
		1,310,319
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $2,843,201)	2,777,084

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal			Expiration	Exercise	Notional
Amount ($)	Description	Contracts	Date	Price	Value	Fair Value
	PURCHASED CALL OPTIONS — 0.50%
	E-Mini S&P 500 Index	19	9/22/2025	$6,150.00	$5,620,200	$115,425
	TOTAL PURCHASED CALL OPTIONS (Cost — $108,737)					115,425

	SHORT-TERM INVESTMENTS — 0.8%
198,592	First American Treasury Government Obligations Fund, Class X, 4.23%(c)	198,592
	TOTAL SHORT-TERM INVESTMENTS (Cost $198,592)	198,592
	TOTAL INVESTMENTS— 98.5% (Cost $23,355,870)	$23,030,717
	Other Assets in Excess of Liabilities— 1.5%	342,747
	NET ASSETS — 100.0%	$23,373,464

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2025 the total market value of 144A securities is 4,843,202 or 20.80% of net assets.

(b)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of May 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread

(c)	Rate disclosed is the seven day effective yield as of May 31, 2025.

REMIC Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
SCHEDULE OF FUTURE CONTRACTS
May 31, 2025

				Value and
				Unrealized
			Notional	Appreciation
Contracts	Long Contracts	Expiration Date	Amount	(Depreciation)
6	US Treasury Bond Future	09/22/2025	$676,688	$1,688
4	Ultra US Treasury Bond Future	09/22/2025	464,250	750
11	10 Year US Treasury Note Future	09/22/2025	1,218,250	2,062
9	2 Year US Treasury Note Future	10/01/2025	1,866,938	1,197
1	3 US Treasury Note Future	10/01/2025	211,469	254
20	5 Year US Treasury Note Future	10/01/2025	2,163,749	4,011
				$9,962

	Short Contracts
(23)	Bloomberg US Corporate High Yield Very Liquid Future	06/18/2025	$(2,421,555)	$(18,975)
(7)	Futures E-Mini S&P 500 Future	06/23/2025	(2,070,600)	(21,972)
(10)	Ultra 10 Year US Treasury Note Future	09/22/2025	(1,125,469)	(1,875)
				$(42,822)

See accompanying Notes to Financial Statements.

North Square Kennedy MicroCap Fund
SCHEDULE OF INVESTMENTS
May 31, 2025

Shares		Fair Value
	COMMON STOCKS — 94.6%
	COMMUNICATIONS — 2.5%
	ADVERTISING & MARKETING — 0.6%
40,407	Advantage Solutions, Inc.(a)	$48,084
5,716	Magnite, Inc.(a)	93,514
		141,598
	ENTERTAINMENT CONTENT — 0.4%
11,251	Inspired Entertainment, Inc.(a)	87,983

	INTERNET MEDIA & SERVICES — 0.8%
15,244	OptimizeRx Corp.(a)	185,062

	PUBLISHING & BROADCASTING — 0.7%
10,832	Thryv Holdings, Inc.(a)	144,065
	TOTAL COMMUNICATIONS	558,708

	CONSUMER DISCRETIONARY — 3.3%
	AUTOMOTIVE — 0.5%
4,127	Gentherm, Inc.(a)	112,935

	CONSUMER SERVICES — 2.8%
18,580	Legacy Education, Inc.(a)	167,963
2,505	Matthews International Corp., Class A	53,733
10,636	Universal Technical Institute, Inc.(a)	377,897
		599,593
	TOTAL CONSUMER DISCRETIONARY	712,528

	CONSUMER STAPLES — 5.1%
	FOOD — 2.4%
5,065	LifeVantage Corp.	66,098
11,946	Nature’s Sunshine Products, Inc.(a)	184,685
45,140	SunOpta, Inc.(a)	281,674
		532,457
	HOUSEHOLD PRODUCTS — 0.5%
4,117	Edgewell Personal Care Co.	113,711

	RETAIL - CONSUMER STAPLES — 0.3%
2,941	SpartanNash Co.	57,232

	WHOLESALE - CONSUMER STAPLES — 1.9%
6,413	Chefs’ Warehouse, Inc. (The)(a)	409,021
	TOTAL CONSUMER STAPLES	1,112,421

See accompanying Notes to Financial Statements.

North Square Kennedy MicroCap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (continued)
	ENERGY — 6.2%
	OIL & GAS PRODUCERS — 0.9%
7,762	Riley Exploration Permian, Inc.(a)	$199,173

	OIL & GAS SERVICES & EQUIPMENT — 4.1%
20,852	Helix Energy Solutions Group, Inc.(a)	129,074
25,336	MRC Global, Inc.(a)	314,420
22,156	Oil States International, Inc.(a)	96,378
7,403	Solaris Energy Infrastructure, Inc., Class A(a)	203,064
5,939	Thermon Group Holdings, Inc.(a)	154,058
		896,994
	RENEWABLE ENERGY — 1.2%
8,886	American Superconductor Corp.(a)	251,118
	TOTAL ENERGY	1,347,285

	FINANCIALS — 26.4%
	ASSET MANAGEMENT — 0.8%
11,913	Trinity Capital, Inc.(a)	173,453

	BANKING — 18.3%
11,485	Amerant Bancorp Inc.	201,332
10,440	Banc of California, Inc.	143,237
11,848	Capital Bancorp, Inc.(a)	382,690
11,690	Carter Bankshares, Inc.(a)	192,300
1,512	Coastal Financial Corp.(a)	132,890
2,278	First Financial Corp.	118,092
12,040	Investar Holding Corp.	228,880
5,613	Northeast Bank	470,538
18,130	Old Second Bancorp, Inc.	299,870
5,874	Origin Bancorp Inc.(a)	200,245
16,751	Primis Financial Corp.	158,632
12,753	Southern California Bancorp(a)	190,530
17,032	Southern States Bancshares, Inc.(a)	587,434
12,714	Third Coast Bancshares, Inc. (a)	389,811
6,509	Timberland Bancorp, Inc.(a)	198,069
6,967	VersaBank	81,026
		3,975,576
	INSTITUTIONAL FINANCIAL SERVICES — 0.4%
5,043	Perella Weinberg Partners	87,597

	INSURANCE — 4.1%
38,567	Abacus Life, Inc.(a)	298,123
23,334	Crawford & Co.(a)	242,440
14,171	James River Group Holdings, Ltd.	82,475

See accompanying Notes to Financial Statements.

North Square Kennedy MicroCap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (continued)
	FINANCIALS (continued)
	INSURANCE (continued)
12,626	Tiptree, Inc.	$280,045
		903,083
	SPECIALTY FINANCE — 2.8%
3,877	Atlanticus Holdings Corp.(a)	190,167
8,407	LendingClub Corp.(a)	84,322
4,113	Mid Penn Bancorp, Inc.(a)	109,612
33,833	Oportun Financial Corp.(a)	224,989
		609,090
	TOTAL FINANCIALS	5,748,799

	HEALTH CARE — 18.8%
	BIOTECH & PHARMA — 8.9%
20,890	Abeona Therapeutics, Inc.(a)	130,354
21,682	Adaptive Biotechnologies Corp.(a)	206,413
11,655	Aldeyra Therapeutics Inc.(a)	25,058
16,574	Annexon, Inc.(a)	33,811
10,986	Arvinas, Inc.(a)	79,099
10,335	Avadel Pharmaceuticals PLC(a)	94,152
4,476	Capricor Therapeutics, Inc.(a)	44,268
14,738	Cogent Biosciences, Inc.(a)	80,175
13,066	CorMedix, Inc.(a)	158,621
13,505	Day One Biopharmaceuticals, Inc.(a)	86,162
45,258	Elutia, Inc.(a)	81,464
23,260	Exagen, Inc.(a)	161,657
13,767	Immunome Inc(a)	120,599
1,203	Janux Therapeutics, Inc.(a)	28,631
3,560	Oruka Therapeutics, Inc.(a)	39,018
39,014	Ovid Therapeutics, Inc.(a)	10,620
1,433	Praxis Precision Medicines, Inc.(a)	55,242
49,955	Puma Biotechnology, Inc.(a)	163,852
9,392	Verastem, Inc.(a)	70,628
1,081	Verona Pharma PLC - ADR(a)	87,777
71,512	VYNE Therapeutics, Inc.(a)	67,936
23,015	Xeris Biopharma Holdings, Inc.(a)	113,694
		1,939,231
	HEALTH CARE FACILITIES & SERVICES — 2.8%
25,614	AdaptHealth Corp.(a)	230,014
17,317	Agilon Health, Inc.(a)	38,444
16,318	Owens & Minor, Inc.(a)	107,699
733	P3 Health Partners, Inc.(a)	5,365
20,745	Personalis, Inc.(a)	96,049
1,806	US Physical Therapy, Inc.	135,432
		613,003

See accompanying Notes to Financial Statements.

North Square Kennedy MicroCap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (continued)
	HEALTH CARE (continued)
	HEALTH CARE TECHNOLOGY — 0.6%
35,650	Health Catalyst, Inc.(a)	$135,470

	MEDICAL EQUIPMENT & DEVICES — 6.5%
9,058	AtriCure, Inc.(a)	313,135
16,584	Bioventus, Inc.(a)	107,464
16,942	CryoLife, Inc.(a)	501,145
16,452	Delcath Systems, Inc.(a)	266,687
6,122	OrthoPediatrics Corp.(a)	122,195
5,190	Tandem Diabetes Care, Inc.(a)	102,866
		1,413,492
	TOTAL HEALTH CARE	4,101,196

	INDUSTRIALS — 12.5%
	AEROSPACE & DEFENSE — 2.0%
11,371	Park Aerospace Corp.(a)	155,214
4,242	Triumph Group, Inc.(a)	109,401
3,515	V2X, Inc.(a)	159,160
		423,775
	COMMERCIAL SUPPORT SERVICES — 3.3%
8,340	Barrett Business Services, Inc.	344,651
562	CRA International, Inc.	106,808
7,551	Healthcare Services Group, Inc.(a)	106,469
8,295	Kelly Services, Inc., Class A	97,217
23,801	Quest Resource Holding Corp.(a)	52,362
		707,507
	ELECTRICAL EQUIPMENT — 0.5%
4,046	LSI Industries, Inc.	65,829
8,806	Stoneridge, Inc.(a)	44,206
		110,035
	ENGINEERING & CONSTRUCTION — 1.5%
4,454	NV5 Global, Inc.(a)	98,434
18,489	Orion Group Holdings, Inc.(a)	152,349
1,967	Southland Holdings, Inc.(a)	7,632
575	VSE Corp.	74,802
		333,217
	INDUSTRIAL INTERMEDIATE PROD — 1.7%
2,405	AZZ, Inc.	218,109
4,215	Insteel Industries, Inc.	147,609
139	L.B. Foster Co., Class A(a)	2,626
		368,344
	MACHINERY — 0.3%
7,816	Titan International, Inc.(a)	56,588

See accompanying Notes to Financial Statements.

North Square Kennedy MicroCap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
	TECHNOLOGY — 0.9%
4,844	Faro Technologies, Inc.(a)	$205,240

	TRANSPORTATION & LOGISTICS — 0.7%
6,134	Werner Enterprises, Inc.	159,177

	TRANSPORTATION EQUIPMENT — 1.6%
9,494	REV Group, Inc.	355,930
	TOTAL INDUSTRIALS	2,719,813

	MATERIALS — 4.3%
	CHEMICALS — 1.5%
16,856	American Vanguard Corp.(a)	82,931
4,501	Koppers Holdings, Inc.	138,271
15,094	LSB Industries, Inc.(a)	114,262
		335,464
	CONTAINERS & PACKAGING — 2.2%
17,950	TriMas Corp.(a)	473,342

	METALS & MINING — 0.6%
1,587	Materion Corp.	122,881
	TOTAL MATERIALS	931,687

	REAL ESTATE — 3.6%
	REIT — 3.6%
35,753	Chatham Lodging Trust	254,919
10,036	CTO Realty Growth, Inc.	184,863
9,217	Easterly Government Properties, Inc.	200,286
8,462	Plymouth Industrial REIT, Inc.	137,084
		777,152
	TOTAL REAL ESTATE	777,152

	TECHNOLOGY — 11.9%
	CONSUMER SERVICES — 0.3%
3,243	Upbound Group, Inc.	74,395

	SCIENTIFIC INSTRUMENTS & SERVICES — 1.0%
36,491	MIND Technology, Inc.(a)	221,500

	SEMICONDUCTORS — 1.2%
1,980	Axcelis Technologies, Inc.(a)	111,553
9,392	MagnaChip Semiconductor Corp.(a)	33,905
1,980	Silicon Motion Technology Corp. - ADR	121,176
		266,634

See accompanying Notes to Financial Statements.

North Square Kennedy MicroCap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (continued)
	TECHNOLOGY (continued)
	SOFTWARE — 4.5%
17,723	Asure Software, Inc.(a)	$171,913
10,118	AudioEye Inc(a)	123,642
8,467	Computer Programs & Systems, Inc.(a)	202,615
15,027	Evolent Health, Inc., Class A(a)	111,951
7,531	Red Violet, Inc.(a)	365,706
		975,827
	TECHNOLOGY HARDWARE — 4.2%
12,927	Aviat Networks, Inc.(a)	277,284
15,608	Key Tronic Corp.(a)	45,107
6,431	Kornit Digital Ltd.(a)	140,196
19,171	PlayAGS, Inc.(a)	234,270
48,591	Powerfleet, Inc.(a)	221,089
		917,946
	TECHNOLOGY SERVICES — 0.7%
1,261	FiscalNote Holdings, Inc.(a)	756
8,052	Penguin Solutions, Inc.(a)	143,003
		143,759
	TOTAL TECHNOLOGY	2,600,061
	TOTAL COMMON STOCKS (Cost $19,144,607)	20,609,650

	EXCHANGE-TRADED FUNDS — 0.5%
826	iShares Micro-Cap ETF	98,829
	TOTAL EXCHANGE-TRADED FUNDS (Cost $90,332)	98,829

	SHORT-TERM INVESTMENTS — 5.1%
1,115,518	First American Treasury Government Obligations Fund, Class X, 4.23%(b)	1,115,518
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,115,518)	1,115,518
	TOTAL INVESTMENTS— 100.2% (Cost $20,350,457)	$21,823,997
	Liabilities in Excess of Other Assets — (0.2)%	(44,002)
	NET ASSETS — 100.0%	$21,779,995

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2025.

ADR - American Depositary Receipt.

See accompanying Notes to Financial Statements.

North Square Select Small Cap Fund
SCHEDULE OF INVESTMENTS
May 31, 2025

Shares		Fair Value
	COMMON STOCKS — 99.6%
	CONSUMER DISCRETIONARY — 22.0%
	AUTOMOTIVE — 4.7%
8,915	Miller Industries, Inc.	$404,117
16,320	Phinia, Inc.	708,288
		1,112,405
	HOME CONSTRUCTION — 1.0%
3,832	Skyline Champion Corp.(a)	250,613

	LEISURE FACILITIES & SERVICES — 7.5%
6,840	Monarch Casino & Resort, Inc.	572,782
36,957	OneSpaWorld Holdings Ltd.	697,009
3,190	Vail Resorts, Inc.	510,942
		1,780,733
	RETAIL - DISCRETIONARY — 1.9%
1,940	Asbury Automotive Group, Inc.(a)	442,145

	SPECIALTY RETAIL — 3.1%
21,185	Valvoline, Inc.(a)	732,789

	WHOLESALE - DISCRETIONARY — 3.8%
39,017	Openlane, Inc.(a)	894,660
	TOTAL CONSUMER DISCRETIONARY	5,213,345

	CONSUMER STAPLES — 4.3%
	WHOLESALE - CONSUMER STAPLES — 4.3%
11,322	Performance Food Group Co.(a)	1,013,998
	TOTAL CONSUMER STAPLES	1,013,998

	FINANCIALS — 18.7%
	BANKING — 16.6%
22,055	First Merchants Corp.	831,473
8,887	Nicolet Bankshares, Inc.(a)	1,089,902
7,788	SouthState Corp.	683,786
7,330	Stock Yards Bancorp, Inc.	539,195
15,596	Webster Financial Corp.	802,882
		3,947,238
	INSTITUTIONAL FINANCIAL SERVICES — 2.1%
10,180	Jefferies Financial Group, Inc.	494,748
	TOTAL FINANCIALS	4,441,986

	HEALTH CARE — 3.2%
	HEALTH CARE FACILITIES & SERVICES — 3.2%
7,445	HealthEquity, Inc.(a)	749,041
	TOTAL HEALTH CARE	749,041

See accompanying Notes to Financial Statements.

North Square Select Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (Continued)
	INDUSTRIALS — 25.8%
	COMMERCIAL SUPPORT SERVICES — 8.7%
24,305	Distribution Solutions Group, Inc.(a)	$662,311
156,468	Emerald Holding, Inc.(a)	716,624
24,644	Pursuit Attractions and Hospitality, Inc.(a)	687,321
		2,066,256
	ELECTRICAL EQUIPMENT — 5.8%
18,455	Bel Fuse, Inc., Class B	1,361,979

	ENGINEERING & CONSTRUCTION — 3.4%
9,440	Arcosa, Inc.	814,389

	MACHINERY — 4.7%
9,740	JBT Marel Corp.	1,118,249

	TRANSPORTATION EQUIPMENT — 3.2%
20,395	REV Group, Inc.	764,609
	TOTAL INDUSTRIALS	6,125,482

	MATERIALS — 8.3%
	CONSTRUCTION MATERIALS — 3.3%
3,900	Eagle Materials, Inc.	788,619

	CONTAINERS & PACKAGING — 5.0%
44,956	TriMas Corp.(a)	1,185,490
	TOTAL MATERIALS	1,974,109

	REAL ESTATE — 3.6%
	REAL ESTATE OWNERS & DEVELOPERS — 3.6%
38,426	Legacy Housing Corp.(a)	856,516
	TOTAL REAL ESTATE	856,516

	TECHNOLOGY — 13.7%
17,705	SOFTWARE — 8.5%
1,990	Alkami Technology, Inc.(a)	507,071
25,227	Daily Journal Corp.(a)	838,646
	nCino, Inc.(a)	663,470
		2,009,187
	TECHNOLOGY HARDWARE — 3.5%
79,535	Pitney Bowes, Inc.	819,211

See accompanying Notes to Financial Statements.

North Square Select Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (Continued)
	TECHNOLOGY SERVICES — 1.7%
9,555	Cass Information Systems, Inc.	$404,176
	TOTAL TECHNOLOGY	3,232,574

	TOTAL COMMON STOCKS (Cost $20,618,975)	23,607,051

	SHORT-TERM INVESTMENTS — 0.4%
104,635	First American Treasury Government Obligations Fund, Class X, 4.23%(b)	104,635
	TOTAL SHORT-TERM INVESTMENTS (Cost $104,635)	104,635
	TOTAL INVESTMENTS— 100.0% (Cost $20,723,610)	$23,711,686
	Other Assets in Excess of Liabilities— 0.0%(c)	4,691
	NET ASSETS — 100.0%	$23,716,377

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2025.

(c)	Percentage rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
SCHEDULE OF INVESTMENTS
May 31, 2025

Shares		Fair Value
	COMMON STOCKS — 94.6%
	Belgium — 1.9%
21,204	KBC Group N.V.	$2,096,077

	Bermuda — 4.8%
17,214	AXIS Capital Holdings Ltd.	1,786,813
9,620	Everest Re Group, Ltd.	3,339,968
		5,126,781
	Canada — 0.9%
7,905	Agnico Eagle Mines Ltd.	932,711

	Cayman Islands — 2.8%
104,001	Alibaba Group Holding Ltd.	1,480,752
771,352	Sands China Ltd.(a)	1,505,608
		2,986,360
	France — 12.5%
74,005	Bureau Veritas SA	2,528,658
9,598	Capgemini SE	1,593,708
16,125	Cia Generale de Establissements Michelin SCA	616,862
19,017	Danone	1,625,733
12,048	Pernod Ricard SA	1,245,663
24,217	Sanofi	2,398,224
37,401	SCOR SE	1,234,635
38,490	TotalEnergies SE	2,265,599
		13,509,082
	Germany — 10.3%
7,732	Adidas AG	1,928,262
12,003	Bayerische Motoren Werke AG	1,064,808
7,862	BioNTech SE - ADR(a)	753,258
35,991	Daimler Truck Holding AG	1,563,048
6,133	Deutsche Boerse AG	1,975,534
35,847	DHL Group	1,608,389
11,620	Henkel AG & Co. KGaA	930,956
5,253	Siemens AG	1,263,337
		11,087,592
	Hong Kong — 0.7%
62,782	Techtronic Industries Co. Ltd.	699,289

	India — 2.0%
28,561	HDFC Bank Ltd. - ADR	2,153,214

	Ireland — 7.2%
124,221	Bank of Ireland Group PLC	1,705,231
8,672	CRH PLC	790,540
12,351	Kerry Group PLC, Class A	1,350,004

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (Continued)
	Ireland (Continued)
24,610	Medtronic PLC	$2,042,137
5,884	Willis Towers Watson PLC	1,862,580
		7,750,492
	Israel — 1.0%
4,472	Check Point Software Technologies Ltd.(a)	1,023,551

	Japan — 14.5%
14,836	Daito Trust Construction Co., Ltd.	1,671,370
138,096	Kubota Corp.	1,584,384
60,928	MinebeaMitsumi, Inc.	851,482
73,033	Murata Manufacturing Co. Ltd.	1,059,742
4,602	SMC Corp.	1,725,767
36,410	Sompo Holdings, Inc.	1,101,938
94,976	Sony Group Corp.	2,542,404
84,040	Sumitomo Mitsui Trust Holdings, Inc.	2,274,351
183,073	Suzuki Motor Corp.	2,323,649
70,977	Yamaha Motor Co. Ltd.	544,698
		15,679,785
	Korea (Republic Of) — 5.3%
29,356	Hana Financial Group, Inc.	1,542,865
35,041	KB Financial Group, Inc.	2,634,768
1,556	Samsung Electronics Co. Ltd. - ADR	1,567,038
		5,744,671
	Mexico — 3.9%
9,496	Fomento Economico Mexicano, SAB de CV - ADR	1,011,609
180,860	Grupo Financiero Banorte SAB de CV	1,603,845
497,615	Wal-Mart de Mexico SAB de CV	1,625,102
		4,240,556
	Netherlands — 5.3%
24,378	Akzo Nobel N.V.	1,663,515
27,453	Heineken N.V.	2,448,895
69,588	Koninklijke Philips N.V.	1,604,501
		5,716,911
	Peru — 0.7%
3,524	Credicorp Ltd.	746,418

	Spain — 1.0%
87,492	Bankinter SA	1,125,526

	Sweden — 0.5%
25,556	Sandvik AB(a)	557,916

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (Continued)
	Switzerland — 8.0%
13,097	Chubb Ltd.	$3,892,429
13,666	Nestle S.A.	1,456,414
2,096	Roche Holding AG	679,216
17,309	Sandoz Group AG	880,863
2,476	Zurich Insurance Group AG	1,737,330
		8,646,252
	United Kingdom — 11.3%
24,914	Admiral Group PLC	1,125,388
6,943	Aon PLC, Class A	2,583,351
37,199	BP PLC - ADR	1,082,491
55,082	Diageo PLC	1,494,990
119,089	GSK PLC	2,419,160
114,674	Haleon PLC	640,146
165,935	Informa PLC	1,759,422
16,826	Intertek Group PLC(a)	1,086,428
		12,191,376
	TOTAL COMMON STOCKS (Cost $85,936,660)	102,014,560

	PREFERRED STOCKS — 1.6%
	Brazil — 1.6%
258,435	Itau Unibanco Holdings SA	1,691,760
	TOTAL PREFERRED STOCKS (Cost $1,341,600)	1,691,760

	SHORT-TERM INVESTMENTS — 2.9%
3,119,676	First American Treasury Government Obligations Fund, Class X, 4.23%(b)	3,119,676
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,119,676)	3,119,676
	TOTAL INVESTMENTS — 99.1% (Cost $90,397,936)	$106,825,996
	OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%	985,565
	NET ASSETS — 100.0%	$107,811,561

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2025.

ADR – American Depositary Receipt

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS
May 31, 2025

Principal
Amount ($)		Fair Value
	ASSET BACKED SECURITIES — 2.8%
400,000	Aligned Data Centers Issuer LLC, 1.94%, 8/15/46(a)	$384,535
9,886	Ally Auto Receivables Trust 2022-2 A3, 4.76%, 5/17/27	9,889
785,000	Amur Equipment Finance Receivables X LLC, 2.20%, 1/20/28(a)	780,608
12,795	Carmax Auto Owner Trust 2022-4 A3, 5.34%, 8/15/27	12,837
31,755	CarMax Auto Owner Trust 2023-1 A3, 4.75%, 10/15/27	31,770
600,000	CarMax Auto Owner Trust 2024-4 A3, 4.60%, 10/15/29	604,323
247,427	Dell Equipment Finance Trust 2023-A3, 5.93%, 6/22/26(a)	248,833
5,000	Ford Credit Auto Owner Trust 2024-C, 4.07%, 7/15/29	4,977
14,000	GM Financial Consumer Automobile Receivables 2024-2 A3, 5.10%, 3/16/29	14,107
278,000	Harley-Davidson Motorcycle Trust 2024-A, 5.37%, 3/15/29	281,297
520,000	NextGear Floorplan Master Owner Trust 2019-2 A2, 4.42%, 9/15/27(a)	520,023
52,344	NMEF Funding 2022-B, LLC, 6.07%, 6/01/49(a)	52,453
1,050,000	Toyota Auto Receivables 2024-C Owner Trust, 4.88%, 1/18/28(a)	1,058,374
526,244	Tricon Residential 2022-SFR2 Trust, 3.86%, 4/19/39(a)	516,886
15,000	UBS Commercial Mortgage Trust 2018-C8 A4, 3.98%, 2/15/51	14,657
465,000	Verizon Master Trust, 5.67%, 11/20/26	475,325
32,247	World Omni Auto Receivables Trust 2023-B A3, 4.66%, 5/15/28	32,264
	TOTAL ASSET BACKED SECURITIES (Cost $5,044,498)	5,043,158

	CORPORATE BONDS — 30.9%
	COMMUNICATIONS — 1.8%
	CABLE & SATELLITE — 0.3%
812,000	Comcast Corp., 3.25%, 11/01/39	621,490

	ENTERTAINMENT CONTENT — 0.8%
765,000	Fox Corp., 6.50%, 10/13/33	819,546
769,000	Walt Disney Co. (The), 3.50%, 5/13/40	617,846
		1,437,392
	INTERNET MEDIA & SERVICES — 0.1%
218,000	Meta Platforms, Inc., 5.60%, 5/15/53	213,378

	TELECOMMUNICATIONS — 0.6%
108,000	AT&T, Inc., 4.35%, 3/01/29	107,503
1,227,000	Verizon Communications, Inc., 2.65%, 11/20/40	846,201
		953,704
	CONSUMER DISCRETIONARY — 2.6%
	AUTOMOTIVE — 2.5%
518,000	American Honda Finance Corp., 2.00%, 3/24/28	483,814
1,346,000	American Honda Finance Corp., 4.80%, 3/05/30	1,348,397
1,430,000	Ford Motor Co., Class B, 3.25%, 2/12/32	1,180,656
576,000	General Motors Financial Co., Inc., 5.55%, 7/15/29	582,414
156,000	General Motors Financial Co., Inc., 5.35%, 1/07/30	156,179

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
	AUTOMOTIVE (Continued)
265,000	General Motors Financial Co., Inc., 5.63%, 4/04/32	$263,023
474,000	Toyota Motor Credit Corp, 5.35%, 1/09/36	479,357
		4,493,840
	LEISURE FACILITIES & SERVICES — 0.1%
192,000	Starbucks Corp, 4.80%, 5/15/30	192,693

	CONSUMER STAPLES — 1.6%
	BEVERAGES — 0.7%
426,000	Coca-Cola Co (The), 1.65%, 6/01/30	375,237
633,000	Keurig Dr Pepper, Inc., 5.20%, 3/15/31	645,523
130,000	PepsiCo, Inc., 5.00%, 2/07/35	129,822
		1,150,582
	RETAIL - CONSUMER STAPLES — 0.2%
452,000	Walmart, Inc., 4.90%, 4/28/35	452,254

	TOBACCO & CANNABIS — 0.7%
968,000	BAT Capital Corp., 5.35%, 8/15/32	978,134
292,000	Philip Morris International, Inc., 5.13%, 2/15/30	298,404
		1,276,538
	ENERGY — 2.7%
	OIL & GAS PRODUCERS — 2.7%
261,000	BP Capital Markets America Inc., 4.89%, 9/11/33	256,704
712,000	Chevron Corp., 4.82%, 4/15/32	718,630
258,000	ConocoPhillips Co., 5.00%, 1/15/35	252,106
831,000	ConocoPhillips Co., 5.30%, 5/15/53	742,400
323,000	Energy Transfer L.P., 3.75%, 5/15/30	305,733
76,000	Enterprise Products Operating LLC, 4.80%, 2/01/49	64,228
1,314,000	Exxon Mobil Corp., 4.33%, 3/19/50	1,063,479
204,000	ONEOK Inc., 5.70%, 11/01/54	182,546
738,000	Phillips 66 Co., 5.25%, 6/15/31	747,474
560,000	TotalEnergies Capital SA, 5.49%, 4/05/54	523,201
		4,856,501
	FINANCIALS — 12.5%
	ASSET MANAGEMENT — 0.4%
356,000	Charles Schwab Corp. (The), 5.64%, 5/19/29 (SOFRRATE + 221bps)(b)	368,671
358,243	United Airlines 2023-1 Class A Pass Through Trust, 5.80%, 7/15/36	359,847
		728,518
	BANKING — 7.9%
875,000	American Express National Bank, 4.05%, 4/10/28	872,939
1,594,000	Bank of America Corp., 1.66%, 3/11/27(b)	1,557,455
301,000	Bank of Montreal, 4.64%, 9/10/30 (SOFRRATE + 125bps)(b)	300,898

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
	BANKING (Continued)
417,000	Bank of Nova Scotia (The), 5.13%, 2/14/31 (SOFRRATE + 107bps)(b)	$421,934
592,000	Canadian Imperial Bank of Commerce, 5.26%, 4/08/29	605,942
676,000	Citigroup, Inc., 4.95%, 5/07/31(b)	675,725
358,000	Citigroup, Inc., 5.33%, 3/27/36(b)	353,252
510,000	HSBC Holdings PLC, 5.29%, 11/19/30(b)	515,254
534,000	JPMorgan Chase & Co., 5.00%, 7/22/30	539,114
813,000	JPMorgan Chase & Co., 5.14%, 1/24/31 (SOFRRATE + 90bps)(b)	825,870
450,000	Morgan Stanley Bank NA, 4.10%, 5/08/28	449,444
1,210,000	Morgan Stanley Bank NA, 4.15%, 5/07/29	1,205,977
440,000	Morgan Stanley Private Bank NA, 4.10%, 5/08/28	439,457
1,145,000	Morgan Stanley Private Bank NA, 4.15%, 5/07/29	1,141,193
180,000	PNC Financial Services Group Inc. (The), 6.88%, 10/20/34 (SOFRRATE + 2.284bps)(b)	197,419
1,016,000	Royal Bank of Canada, 4.65%, 10/18/30 (SOFRINDX + 108bps)(b)	1,012,165
353,000	Toronto-Dominion Bank (The), 4.86%, 1/31/28	356,531
121,000	Toronto-Dominion Bank (The), 5.52%, 7/17/28	124,685
234,000	Toronto-Dominion Bank (The), 4.99%, 4/05/29	237,486
369,000	U.S. Bancorp, 5.68%, 1/23/35 (SOFRRATE +186bps)(b)	376,039
462,000	Wells Fargo & Co., 5.24%, 1/24/31 (SOFRRATE + 111bps)(b)	469,037
1,415,000	Wells Fargo Bank NA, 4.25%, 3/11/27	1,416,825
		14,094,641
	INSTITUTIONAL FINANCIAL SERVICES — 3.4%
993,000	Bank of New York Mellon Corp. (The), 5.06%, 7/22/32(b)	1,004,065
1,243,000	Goldman Sachs Bank USA, 4.30%, 3/11/27	1,245,142
381,000	Goldman Sachs Bank USA, 5.41%, 5/21/27 (SOFRRATE + 75bps)(b)	383,756
1,340,000	Goldman Sachs Group, Inc. (The), 1.43%, 3/09/27(b)	1,306,457
1,508,000	Goldman Sachs Group, Inc. (The), 1.99%, 1/27/32(b)	1,283,973
916,000	Morgan Stanley, 1.59%, 5/04/27(b)	890,245
		6,113,638
	SPECIALTY FINANCE — 0.8%
422,000	American Express Co., 5.28%, 7/26/35 (SOFRRATE +142bps)(b)	420,546
314,000	Capital One Financial Corp., 1.88%, 11/02/27(b)	302,103
359,000	Capital One Financial Corp., 6.21%, 6/08/29(b)	373,964
361,000	Capital One Financial Corp., 5.46%, 7/26/30 (SOFRRATE + 156bps)(b)	367,681
		1,464,294
	HEALTH CARE — 0.8%
	BIOTECH & PHARMA — 0.2%
420,000	Eli Lilly & Co., 5.00%, 2/09/54	381,400

	HEALTH CARE FACILITIES & SERVICES — 0.6%
226,000	Cigna Group (The), 5.00%, 5/15/29	229,485
263,000	UnitedHealth Group, Inc., 2.30%, 5/15/31	228,320
481,000	UnitedHealth Group, Inc., 5.15%, 7/15/34	474,875

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	HEALTH CARE (Continued)
	HEALTH CARE FACILITIES & SERVICES (Continued)
122,000	UnitedHealth Group, Inc., 5.38%, 4/15/54	$109,897
		1,042,577
	INDUSTRIALS — 3.2%
	AEROSPACE & DEFENSE — 0.5%
324,000	Boeing Co. (The), 5.15%, 5/01/30	326,986
446,000	Lockheed Martin Corp., 4.70%, 5/15/46	389,802
197,000	Northrop Grumman Corp., 3.25%, 1/15/28	191,750
		908,538
	COMMERCIAL SUPPORT SERVICES — 0.1%
198,000	Waste Management, Inc., 4.95%, 3/15/35	195,483

	DIVERSIFIED INDUSTRIALS — 0.8%
615,000	3M Co., 5.15%, 3/15/35	608,593
1,003,000	Honeywell International, Inc., 4.75%, 2/01/32	999,881
		1,608,474
	ELECTRICAL EQUIPMENT — 0.2%
299,000	Johnson Controls International PLC, 5.50%, 4/19/29	308,475

	MACHINERY — 0.7%
644,000	Caterpillar, Inc., 5.20%, 5/15/35	646,554
478,000	Deere & Co., 5.10%, 4/11/34	480,823
		1,127,377
	TRANSPORTATION & LOGISTICS — 0.9%
487,147	BNSF Railway Co. 2015-1 Pass Through Trust, 3.44%, 6/16/28(a)	467,591
1,097,000	Burlington Northern Santa Fe LLC, 4.55%, 9/01/44	951,125
4,000	Canadian Pacific Railway Co., 2.05%, 3/05/30	3,564
10,099	Union Pacific Railroad Co. 2005 Pass Through Trust, 5.08%, 1/02/29	10,124
155,401	Union Pacific Railroad Co. 2014-1 Pass Through Trust, 3.23%, 5/14/26	153,259
		1,585,663
	REAL ESTATE — 0.2%
	REAL ESTATE INVESTMENT TRUSTS — 0.2%
449,000	American Tower Corp., 3.80%, 8/15/29	433,497

	TECHNOLOGY — 1.8%
	SEMICONDUCTORS — 0.3%
303,000	Broadcom, Inc., 4.35%, 2/15/30	299,614
147,000	Intel Corp., 5.70%, 2/10/53	132,011
		431,625

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	TECHNOLOGY (Continued)
	SOFTWARE — 0.5%
334,000	Oracle Corp., 4.80%, 8/03/28	$337,377
723,000	Oracle Corp., 3.60%, 4/01/40	565,064
		902,441
	TECHNOLOGY HARDWARE — 0.6%
632,000	Apple, Inc., 2.95%, 9/11/49	413,694
413,000	Cisco Systems, Inc., 4.95%, 2/26/31	421,456
256,000	Dell International LLC / EMC Corp., 5.50%, 4/01/35	252,763
		1,087,913
	TECHNOLOGY SERVICES — 0.4%
700,000	International Business Machines Corp., 4.15%, 5/15/39	603,189
250,000	International Business Machines Corp., 1.70%, 10/01/52	237,939
		841,128
	UTILITIES — 3.7%
	ELECTRIC UTILITIES — 3.7%
494,000	Alabama Power Co., 3.45%, 10/01/49	340,805
129,000	Berkshire Hathaway Energy Co., 3.70%, 7/15/30	124,229
103,000	Consolidated Edison Company of New York, Inc., 5.70%, 5/15/54	99,923
723,000	Dominion Energy, Inc., 5.45%, 3/15/35	716,017
1,695,000	Duke Energy Carolinas LLC, 5.30%, 2/15/40	1,662,243
342,000	Entergy Corp., 1.90%, 6/15/28	317,427
313,000	Florida Power & Light Co., 5.30%, 6/15/34	318,088
472,000	Florida Power & Light Co., 5.30%, 4/01/53	439,586
1,661,000	MidAmerican Energy Co., 4.25%, 7/15/49	1,313,373
136,000	NextEra Energy Capital Holdings, Inc., 2.25%, 6/01/30	121,014
338,000	Pacific Gas and Electric Co., 4.55%, 7/01/30	327,491
862,000	Virginia Electric and Power Co., 5.45%, 4/01/53	796,924
		6,577,120
	TOTAL CORPORATE BONDS (Cost $55,957,703)	55,481,174

	MORTGAGE-BACKED SECURITIES — 44.7%
10,000	BBCMS Mortgage Trust 2017-C1 A4, 3.67%, 2/15/50	9,773
81,886	BBCMS Mortgage Trust 2022-C14, 1.73%, 2/18/55	79,652
45,382	Ellington Financial Mortgage Trust 2020-01, 2.01%, 5/25/65(a)(b)	44,865
599,967	EQUS 2021-EQAZ Mortgage Trust, 5.35%, 10/15/36 (1x(TSFR1M+11.448bps)+90.48bps)(a)(b)	599,437
265,529	Fannie Mae Pool, 4.00%, 5/15/27	246,452
16,858	Fannie Mae Pool, 5.00%, 11/01/29	17,010
52,491	Fannie Mae Pool, 4.50%, 5/01/31	52,790
24,758	Fannie Mae Pool, 4.50%, 1/01/32	24,708
188,063	Fannie Mae Pool, 3.00%, 5/01/33	179,793
49,399	Fannie Mae Pool, 4.50%, 5/01/34	49,345
64,468	Fannie Mae Pool, 4.00%, 6/01/34	63,767
3,694	Fannie Mae Pool, 3.50%, 5/01/35	3,574

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
19,508	Fannie Mae Pool, 1.50%, 10/01/36	$17,205
17,214	Fannie Mae Pool, 2.50%, 4/01/37	15,846
88,520	Fannie Mae Pool, 3.50%, 10/13/37	80,417
74,044	Fannie Mae Pool, 3.50%, 12/01/37	71,669
72,041	Fannie Mae Pool, 4.00%, 6/01/38	71,403
6,382	Fannie Mae Pool, 4.00%, 3/01/39	6,096
265,410	Fannie Mae Pool, 3.00%, 1/01/40	244,190
44,632	Fannie Mae Pool, 4.50%, 7/01/40	43,268
2,841	Fannie Mae Pool, 4.00%, 9/01/40	2,709
57,786	Fannie Mae Pool, 4.00%, 9/01/40	55,072
172,520	Fannie Mae Pool, 2.50%, 10/01/40	154,737
246,015	Fannie Mae Pool, 3.00%, 10/01/40	228,053
222,082	Fannie Mae Pool, 2.00%, 11/01/40	188,237
159,661	Fannie Mae Pool, 2.00%, 1/01/41	135,265
4,425	Fannie Mae Pool, 4.00%, 1/01/41	4,218
21,692	Fannie Mae Pool, 4.00%, 1/01/41	20,672
40,828	Fannie Mae Pool, 4.00%, 1/01/41	38,913
338,070	Fannie Mae Pool, 2.50%, 2/01/41	293,563
308,228	Fannie Mae Pool, 1.50%, 3/01/41	251,061
189,836	Fannie Mae Pool, 2.50%, 3/01/41	164,892
7,637	Fannie Mae Pool, 3.00%, 5/01/41	6,840
17,559	Fannie Mae Pool, 2.00%, 7/01/41	14,820
399,420	Fannie Mae Pool, 2.50%, 9/01/41	346,005
448,324	Fannie Mae Pool, 2.50%, 10/01/41	389,753
8,144	Fannie Mae Pool, 4.00%, 10/01/41	7,755
249,530	Fannie Mae Pool, 2.50%, 11/01/41	216,026
959,214	Fannie Mae Pool, 2.00%, 8/01/42	808,009
288,197	Fannie Mae Pool, 3.50%, 9/01/42	264,937
161,232	Fannie Mae Pool, 3.50%, 1/01/44	148,416
7,658	Fannie Mae Pool, 4.00%, 3/01/45	7,213
27,013	Fannie Mae Pool, 3.50%, 12/01/45	24,578
78,388	Fannie Mae Pool, 3.00%, 4/01/46	68,589
152,835	Fannie Mae Pool, 2.50%, 5/01/46	127,006
74,885	Fannie Mae Pool, 3.50%, 6/01/46	68,220
2,473	Fannie Mae Pool, 4.00%, 7/01/46	2,311
61,171	Fannie Mae Pool, 3.00%, 10/01/46	53,426
51,607	Fannie Mae Pool, 4.00%, 10/01/46	49,140
18,904	Fannie Mae Pool, 3.00%, 11/01/46	16,518
63,583	Fannie Mae Pool, 3.00%, 11/01/46	56,549
183,810	Fannie Mae Pool, 5.00%, 11/01/46	183,674
148,514	Fannie Mae Pool, 3.00%, 2/01/47	129,581
2,827	Fannie Mae Pool, 4.50%, 3/01/47	2,708
871,568	Fannie Mae Pool, 4.50%, 4/01/47	860,073
5,644	Fannie Mae Pool, 3.50%, 5/01/47	5,155
3,808	Fannie Mae Pool, 3.50%, 5/01/47	3,548

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
246,292	Fannie Mae Pool, 2.50%, 12/01/47	$207,217
39,757	Fannie Mae Pool, 3.50%, 3/01/48	35,888
162,668	Fannie Mae Pool, 2.50%, 4/01/48	136,736
90,318	Fannie Mae Pool, 3.00%, 4/01/48	78,567
232,502	Fannie Mae Pool, 3.50%, 8/01/48	208,916
6,550	Fannie Mae Pool, 4.50%, 11/01/48	6,284
108,402	Fannie Mae Pool, 3.00%, 12/01/48	94,544
14,188	Fannie Mae Pool, 3.50%, 2/01/49	12,752
18,548	Fannie Mae Pool, 3.50%, 6/01/49	16,859
18,608	Fannie Mae Pool, 2.50%, 7/01/49	15,657
400,755	Fannie Mae Pool, 3.50%, 9/01/49	351,948
77,352	Fannie Mae Pool, 3.00%, 12/01/49	66,869
17,336	Fannie Mae Pool, 3.00%, 2/01/50	15,152
17,596	Fannie Mae Pool, 3.00%, 2/01/50	15,260
239,843	Fannie Mae Pool, 2.50%, 5/01/50	192,812
38,789	Fannie Mae Pool, 2.50%, 6/01/50	32,048
1,131,254	Fannie Mae Pool, 2.50%, 6/01/50	937,255
18,565	Fannie Mae Pool, 3.00%, 6/01/50	15,952
216,537	Fannie Mae Pool, 5.00%, 6/01/50	213,619
120,886	Fannie Mae Pool, 2.50%, 10/01/50	100,085
17,146	Fannie Mae Pool, 2.00%, 1/01/51	13,505
1,353,936	Fannie Mae Pool, 4.50%, 1/01/51	1,296,561
322,305	Fannie Mae Pool, 2.50%, 2/01/51	267,457
364,748	Fannie Mae Pool, 2.50%, 2/01/51	300,674
262,895	Fannie Mae Pool, 2.00%, 3/01/51	208,240
21,224	Fannie Mae Pool, 2.50%, 3/01/51	17,452
24,953	Fannie Mae Pool, 2.00%, 5/01/51	19,525
23,982	Fannie Mae Pool, 2.50%, 5/01/51	19,833
643,623	Fannie Mae Pool, 2.50%, 6/01/51	531,350
347,725	Fannie Mae Pool, 2.50%, 6/01/51	287,222
1,136,004	Fannie Mae Pool, 2.50%, 7/01/51	938,870
663,831	Fannie Mae Pool, 2.50%, 8/01/51	549,095
240,261	Fannie Mae Pool, 2.50%, 10/01/51	196,536
26,195	Fannie Mae Pool, 2.50%, 10/01/51	21,481
27,585	Fannie Mae Pool, 3.00%, 11/01/51	23,707
25,282	Fannie Mae Pool, 3.00%, 12/01/51	21,537
245,545	Fannie Mae Pool, 2.00%, 1/01/52	193,801
242,655	Fannie Mae Pool, 3.00%, 1/01/52	206,958
283,823	Fannie Mae Pool, 3.50%, 1/01/52	253,171
525,171	Fannie Mae Pool, 2.00%, 2/01/52	413,649
429,692	Fannie Mae Pool, 2.00%, 2/01/52	341,800
349,789	Fannie Mae Pool, 3.00%, 2/01/52	300,402
313,524	Fannie Mae Pool, 3.50%, 2/01/52	278,178
39,091	Fannie Mae Pool, 2.00%, 3/01/52	30,874

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
23,125	Fannie Mae Pool, 5.00%, 9/01/52	$22,481
410,940	Fannie Mae Pool, 5.00%, 11/01/52	399,994
2,489,616	Fannie Mae Pool, 5.00%, 12/01/52	2,421,535
276,469	Fannie Mae Pool, 6.50%, 1/01/53	286,352
573,573	Fannie Mae Pool, 4.50%, 4/01/53	542,037
538,795	Fannie Mae Pool, 4.00%, 7/01/53	497,152
370,491	Fannie Mae Pool, 6.00%, 9/01/53	377,895
491,176	Fannie Mae Pool, 5.50%, 3/01/54	489,701
27,037	Fannie Mae Pool, 5.50%, 8/01/54	26,930
369,758	Fannie Mae Pool, 4.50%, 11/01/54	351,951
1,402,755	Fannie Mae Pool, 6.00%, 3/01/55	1,422,324
56,097	Fannie Mae Pool, 4.50%, 4/01/56	53,474
144,420	Fannie Mae Pool, 4.00%, 7/01/56	132,871
292,750	Fannie Mae Pool, 4.50%, 8/01/56	279,061
393,471	Fannie Mae Pool, 5.50%, 9/01/56	403,646
7,051	Fannie Mae REMICS, Series 145, 1.25%, 1/25/28	6,815
1,921	Fannie Mae REMICS, Series 34, 5.50%, 1/25/32	1,923
66,557	Fannie Mae REMICS, 4.00%, 4/25/33	65,901
2,465	Fannie Mae REMICS, 5.00%, 8/25/35	2,500
228,000	Fannie Mae REMICS, 3.50%, 10/25/37	221,857
28,208	Fannie Mae REMICS, 2.00%, 12/25/41	26,163
95,048	Fannie Mae REMICS, 3.50%, 2/25/43	89,712
265,173	Fannie Mae REMICS, 3.00%, 6/25/43	260,114
442	Fannie Mae REMICS, 3.50%, 8/25/43	440
450,962	Fannie Mae REMICS, Series 9, 5.50%, 6/25/44	454,471
88,030	Fannie Mae REMICS, 2.00%, 10/25/44	80,000
964,147	Fannie Mae REMICS, Series W1, 6.00%, 10/25/44	999,144
44,374	Fannie Mae REMICS, 3.00%, 4/25/45	42,085
64,836	Fannie Mae REMICS, 3.50%, 9/25/48	62,024
39,406	Fannie Mae REMICS, Series 75, 5.50%, 1/25/49	40,129
4,954	Fannie Mae REMICS, Series 39, 3.00%, 2/25/49	4,550
52,415	Fannie Mae REMICS, 3.00%, 7/25/49	46,319
155,056	Fannie Mae REMICS, 2.00%, 3/25/50	128,706
528,376	Fannie Mae REMICS, Series 48, 2.00%, 7/25/50	440,264
9,410	Fannie Mae REMICS, Series 3, 1.00%, 2/25/51	7,095
362,896	Fannie Mae REMICS, Series 11, 5.00%, 2/25/51	361,689
453,974	Fannie Mae REMICS, 5.00%, 7/25/51	455,742
352,689	Fannie Mae REMICS, 5.00%, 1/25/53	348,896
129,407	Fannie Mae REMICS, 3.50%, 6/25/53	124,590
9,700	Fannie Mae Trust 2003-W8, 4.79%, 5/25/42 (1x(SOFR30A+11.448bps)+35bps)(b)	9,670
810,000	Federal Farm Credit Banks Funding Corp., 4.70%, 3/05/29	810,142
833,000	Federal Farm Credit Banks Funding Corp., 4.97%, 1/15/30	832,395
851,000	Federal Farm Credit Banks Funding Corp., 1.79%, 7/21/31	736,463
852,000	Federal Farm Credit Banks Funding Corp., 4.94%, 3/03/33	855,272

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
1,906,000	Federal Farm Credit Banks Funding Corp., 5.09%, 3/11/33	$1,901,545
1,658,000	Federal Farm Credit Banks Funding Corp., 5.11%, 3/25/33	1,651,379
500,000	Federal Farm Credit Banks Funding Corp., 4.72%, 4/14/33	500,119
309,000	Federal Farm Credit Banks Funding Corp., 5.25%, 3/03/34	308,503
850,000	Federal Home Loan Banks, 4.84%, 3/06/30	846,318
1,750,000	Federal Home Loan Banks, 4.54%, 4/17/30	1,745,127
440,000	Federal Home Loan Banks, 5.10%, 5/28/30	440,021
805,000	Federal Home Loan Banks, 5.19%, 2/25/32	804,322
1,760,000	Federal Home Loan Banks, 5.38%, 4/09/35	1,753,178
2,450,000	Federal National Mortgage Association, 1.60%, 8/24/35	1,816,923
2,534,000	Federal National Mortgage Association, 1.63%, 9/14/35	1,871,520
39,418	Freddie Mac Gold Pool, 4.50%, 5/01/31	39,639
10,852	Freddie Mac Gold Pool, 4.50%, 6/01/31	10,919
27,846	Freddie Mac Gold Pool, 3.50%, 6/01/33	27,237
17,589	Freddie Mac Gold Pool, 4.00%, 1/01/41	16,786
32,945	Freddie Mac Gold Pool, 3.00%, 11/01/42	29,384
68,286	Freddie Mac Gold Pool, 3.50%, 12/01/42	63,299
5,362	Freddie Mac Gold Pool, 3.00%, 11/01/46	4,685
210,081	Freddie Mac Gold Pool, 3.00%, 12/01/46	183,894
1,510,800	Freddie Mac Gold Pool, 3.00%, 12/01/46	1,317,756
115,839	Freddie Mac Gold Pool, 3.00%, 1/01/47	101,207
466,181	Freddie Mac Pool, 2.50%, 3/15/28	387,242
238,451	Freddie Mac Pool, 3.50%, 6/15/29	213,426
248,267	Freddie Mac Pool, 3.00%, 7/01/38	231,952
344,551	Freddie Mac Pool, 3.00%, 9/01/39	319,882
685,570	Freddie Mac Pool, 2.00%, 1/01/41	580,889
138,420	Freddie Mac Pool, 2.50%, 4/01/42	120,747
245,540	Freddie Mac Pool, 3.00%, 5/01/42	217,850
711,331	Freddie Mac Pool, 5.50%, 5/01/43	716,881
3,633	Freddie Mac Pool, 3.50%, 8/01/49	3,262
21,869	Freddie Mac Pool, 3.00%, 2/01/50	19,305
7,214	Freddie Mac Pool, 2.50%, 5/01/50	5,796
120,622	Freddie Mac Pool, 2.00%, 8/01/50	95,520
214,247	Freddie Mac Pool, 2.50%, 11/01/50	176,424
184,614	Freddie Mac Pool, 2.50%, 12/01/50	152,985
288,603	Freddie Mac Pool, 2.00%, 2/01/51	226,224
620,248	Freddie Mac Pool, 2.50%, 3/01/51	513,059
241,778	Freddie Mac Pool, 2.00%, 5/01/51	193,817
738,863	Freddie Mac Pool, 2.50%, 5/01/51	602,010
32,900	Freddie Mac Pool, 2.50%, 5/01/51	27,345
23,703	Freddie Mac Pool, 2.50%, 6/01/51	19,479
41,752	Freddie Mac Pool, 3.50%, 7/01/51	37,458
425,073	Freddie Mac Pool, 2.50%, 9/01/51	351,981
906,019	Freddie Mac Pool, 3.50%, 9/01/51	823,057

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
378,181	Freddie Mac Pool, 2.00%, 11/01/51	$295,610
435,713	Freddie Mac Pool, 3.00%, 12/01/51	374,386
203,736	Freddie Mac Pool, 2.50%, 2/01/52	167,613
486,079	Freddie Mac Pool, 2.50%, 4/01/52	396,261
683,184	Freddie Mac Pool, 3.00%, 8/01/52	586,740
1,302,275	Freddie Mac Pool, 4.00%, 11/01/52	1,196,043
475,752	Freddie Mac Pool, 5.00%, 12/01/52	470,493
517,656	Freddie Mac Pool, 6.00%, 2/01/53	527,289
327,355	Freddie Mac Pool, 6.00%, 5/01/53	331,258
252,887	Freddie Mac Pool, 5.50%, 6/01/53	250,929
19,514	Freddie Mac Pool, 6.00%, 8/01/53	19,840
401,195	Freddie Mac Pool, 5.50%, 9/01/53	401,006
20,020	Freddie Mac Pool, 6.50%, 11/01/53	20,763
13,151	Freddie Mac Pool, 5.00%, 4/01/54	12,755
195,039	Freddie Mac Pool, 5.50%, 11/01/54	194,123
6	Freddie Mac REMICS, 4.50%, 9/15/25	6
25,984	Freddie Mac REMICS, 3.50%, 8/15/27	25,854
36,443	Freddie Mac REMICS, 3.00%, 8/15/40	36,130
10,235	Freddie Mac REMICS, 2.00%, 12/15/41	9,636
18,633	Freddie Mac REMICS, Series 5019, 2.00%, 6/25/42	17,622
30,212	Freddie Mac REMICS, 3.00%, 5/15/43	29,561
7,023	Freddie Mac REMICS, 3.00%, 11/15/43	6,948
97,744	Freddie Mac REMICS, 2.00%, 3/25/44	92,237
125,830	Freddie Mac REMICS, 3.00%, 8/15/44	121,683
241,999	Freddie Mac REMICS, 2.00%, 5/25/46	214,957
241,869	Freddie Mac REMICS, 3.00%, 6/25/48	222,517
579,249	Freddie Mac REMICS, Series 4948, 2.50%, 10/25/48	525,734
749,087	Freddie Mac REMICS, 1.50%, 2/25/49	599,960
104,758	Freddie Mac REMICS, 1.00%, 4/25/49	86,114
1,400,558	Freddie Mac REMICS, 5.50%, 9/25/49	1,420,234
46,900	Freddie Mac REMICS, 1.00%, 1/25/50	34,781
348,832	Freddie Mac REMICS, 1.00%, 9/25/50	269,442
17,915	Freddie Mac REMICS, Series 5056, 0.75%, 12/25/50	13,459
40,056	Freddie Mac REMICS, Series 5070, 2.00%, 1/25/51	32,593
535,882	Freddie Mac REMICS, 5.50%, 11/25/51	540,160
136,613	Freddie Mac REMICS, 3.25%, 4/15/53	132,786
27,106	Freddie Mac REMICS, 3.00%, 1/15/55	26,189
75,299	Freddie Mac Structured Pass-Through Certificates, 5.98%, 7/25/44 (12MTA + 140bps) (b)	72,620
12,051	Freddie Mac Structured Pass-Through Certificates, 5.78%, 10/25/44 (12MTA + 120bps) (b)	11,018
276,153	Ginnie Mae I Pool, 3.02%, 9/15/41	236,044
248,965	Ginnie Mae I Pool, 3.00%, 8/15/45	219,847
23,780	Ginnie Mae II Pool, 3.50%, 4/20/27	23,567
9,077	Ginnie Mae II Pool, 3.50%, 7/20/27	8,971
418,143	Ginnie Mae II Pool, 3.50%, 12/20/34	400,923

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
1,969	Ginnie Mae II Pool, 5.00%, 6/20/48	$1,945
44,021	Ginnie Mae II Pool, 5.00%, 7/20/48	43,420
371,018	Ginnie Mae II Pool, 3.50%, 1/20/50	332,781
226,066	Ginnie Mae II Pool, 2.50%, 12/20/50	187,599
1,105,836	Ginnie Mae II Pool, 2.00%, 2/20/51	868,461
2,614,894	Ginnie Mae II Pool, 2.00%, 3/20/51	2,067,456
785,466	Ginnie Mae II Pool, 2.00%, 4/20/51	614,922
432,232	Ginnie Mae II Pool, 2.50%, 9/20/51	356,680
747,595	Ginnie Mae II Pool, 3.00%, 3/20/52	645,714
989,515	Ginnie Mae II Pool, 3.50%, 3/20/52	882,669
384,362	Ginnie Mae II Pool, 4.00%, 7/20/52	347,781
336,623	Ginnie Mae II Pool, 3.50%, 6/20/53	301,603
315,066	Ginnie Mae II Pool, 5.50%, 9/01/53(b)	315,074
468,264	Ginnie Mae II Pool, 6.00%, 9/20/53	476,662
400,000	GMF Floorplan Owner Revolving Trust, Series 2A, 4.64%, 3/15/30(a)	402,727
1	Government National Mortgage Association, 5.00%, 12/20/27	1
380,137	Government National Mortgage Association, 5.50%, 11/20/33	385,042
3,667	Government National Mortgage Association, Series 20, 5.50%, 8/20/35	3,770
903	Government National Mortgage Association, Series 34, 4.00%, 5/20/39	879
130,981	Government National Mortgage Association, 6.00%, 3/20/42	132,289
66,386	Government National Mortgage Association, 2.75%, 6/20/42	64,382
4,463	Government National Mortgage Association, 2.25%, 9/16/44	4,352
21,734	Government National Mortgage Association, Series 120, 6.00%, 11/20/44	22,072
528,473	Government National Mortgage Association, 2.00%, 3/20/45	480,586
5,612	Government National Mortgage Association, 2.50%, 10/20/45	5,516
142,306	Government National Mortgage Association, 2.50%, 9/20/46	136,781
17,375	Government National Mortgage Association, Series 213, 5.00%, 8/20/47	17,421
504,751	Government National Mortgage Association, Series 65, 5.50%, 2/20/48	507,884
325,559	Government National Mortgage Association, 2.00%, 3/20/50	272,096
114,801	Government National Mortgage Association, 1.00%, 8/20/50	86,971
137,295	Government National Mortgage Association, 1.25%, 5/20/51	105,897
1,464,178	Government National Mortgage Association, 1.75%, 9/20/51	1,259,842
854,884	Government National Mortgage Association, Series 189, 2.50%, 10/20/51	698,421
27,417	Government National Mortgage Association, Series 99, 3.50%, 1/20/52	26,499
15,347	Government National Mortgage Association, Series 43, 5.00%, 7/20/53	15,462
540,000	Government National Mortgage Association, Series 8, 5.00%, 1/20/54	530,105
348,401	Government National Mortgage Association 2024-020, 5.50%, 2/20/54	353,769
413,000	Morgan Stanley Capital I Trust 2016-UBS12, 3.60%, 12/17/49	402,004
337,000	Morgan Stanley Capital I Trust 2016-UBS9, 3.59%, 3/17/49	332,672
925,000	PSMC 2020-3 Trust, Series 3, 3.00%, 11/25/50(a)(b)	739,313
430,000	RLGH Trust 2021-TROT, 5.24%, 4/15/36 (1x(TSFR1M+11.448bps)+80bps)(a)(b)	428,831
66,730	Seasoned Credit Risk Transfer Trust, 2.00%, 11/25/60	57,773
334,000	UBS Commercial Mortgage Trust, 2.92%, 10/18/52	309,045
392,010	UMBS Freddie Mac Pool, 5.00%, 7/01/53	384,897

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
160,000	Wells Fargo Commercial Mortgage Trust 2016-C35, 2.93%, 7/17/48	$156,609
351,000	Wells Fargo Commercial Mortgage Trust 2017-RB1, 3.64%, 3/15/50	337,834
64,118	Wells Fargo Commercial Mortgage Trust 2021-SAVE, 5.69%, 2/15/40 (1x(TSFR1M+11.448bps)+125bps)(a)(b)	64,168
	TOTAL MORTGAGE-BACKED SECURITIES (Cost $83,227,734)	80,343,916

	NON U.S. GOVERNMENT & AGENCIES — 1.0%
	SUPRANATIONAL — 0.6%
1,000,000	International Bank for Reconstruction & Development, 4.70%, 11/8/34	979,923

	SOVEREIGN — 0.4%
766,000	Mexico Government International Bond, 7.38%, 5/13/55	760,339
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $1,759,453)	1,740,262

	U.S. GOVERNMENT & AGENCIES — 19.4%
	U.S. TREASURY BONDS — 9.9%
2,192,000	United States Treasury Bond, 4.25%, 2/15/54	1,952,764
1,114,000	United States Treasury Bond, 4.63%, 2/15/55	1,060,041
1,996,000	United States Treasury Note, 3.75%, 12/31/28	1,986,644
4,565,000	United States Treasury Note/Bond, 4.75%, 2/15/45	4,457,294
5,770,000	United States Treasury Note/Bond, 3.13%, 5/15/48	4,281,971
4,196,000	United States Treasury Note/Bond, 4.50%, 11/15/54	3,907,197
		17,645,911
	U.S. TREASURY NOTES — 9.5%
358,000	United States Treasury Note, 2.38%, 5/15/29	338,058
1,102,000	United States Treasury Note, 4.63%, 2/15/35	1,122,921
1,332,000	United States Treasury Note/Bond, 3.75%, 4/30/27	1,327,994
3,628,000	United States Treasury Note/Bond, 3.75%, 4/15/28	3,616,804
4,494,000	United States Treasury Note/Bond, 3.88%, 4/30/30	4,476,796
3,308,000	United States Treasury Note/Bond, 4.00%, 4/30/32	3,275,954
2,997,000	United States Treasury Note/Bond, 4.25%, 5/15/35	2,957,196
		17,115,723
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $35,497,364)	34,761,634

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 0.7%
1,259,792	First American Treasury Government Obligations Fund, Class X, 4.23%(c)	$1,259,792
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,259,792)	1,259,792
	TOTAL INVESTMENTS— 99.5% (Cost $182,746,544)	$178,629,936
	Other Assets in Excess of Liabilities— 0.5%	949,301
	NET ASSETS — 100.0%	$179,579,237

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2025 the total market value of 144A securities is 6,308,644 or 3.40% of net assets.

(b)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of May 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread

(c)	Rate disclosed is the seven day effective yield as of May 31, 2025.

REMIC Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS
May 31, 2025

Shares		Fair Value
	COMMON STOCKS — 4.7%
	MATERIALS — 4.7%
	METALS & MINING — 4.7%
30,246	Agnico Eagle Mines Ltd.	$3,568,726
130,729	Alamos Gold, Inc., Class A	3,384,574
232,066	Kinross Gold Corp.	3,422,973
906,740	New Gold, Inc.(a)	4,034,993
343,161	Orla Mining Ltd.(a)	3,627,212
267,029	Wesdome Gold Mines, Ltd.(a)	3,567,507
		21,605,985
	TOTAL MATERIALS	21,605,985
	TOTAL COMMON STOCKS (Cost $18,363,025)	21,605,985

	EXCHANGE-TRADED FUNDS — 0.5%
100,000	North Square RCIM Tax-Advantaged Preferred & Income Securities ETF(b)	2,501,050
	TOTAL EXCHANGE-TRADED FUNDS (Cost $2,504,000)	2,501,050

Principal
Amount ($)
	ASSET BACKED SECURITIES — 13.0%
863,734	Aegis Asset Backed Securities Trust 2005-2, 5.16%, 6/25/35 (1X(TSFR1M + 11.448 bps) + 72 bps)(c)	826,383
111,631	Ameriquest Mortgage Securities, Inc., 2004-R2, 5.08%, 4/25/34 (1X(TSFR1M + 11.448 BP) + 64.5 bps)(c)	111,147
2,503,349	BXP Trust 2017-CQHP, 5.23%, 11/15/34 ((TSFR1M + 4.70bps) + 85bps)(c)(d)	2,466,733
2,301,553	Citigroup Commercial Mortgage Trust 2014-GC23, 4.74%, 7/10/47(c)(d)	2,189,496
26,130,000	Citigroup Commercial Mortgage Trust 2015-101A, 1.25%, 1/14/43(c)(d)	2,061,717
72,000,000	Citigroup Commercial Mortgage Trust 2020-555, 0.86%, 12/10/29(c)(d)	2,210,242
3,794,550	COMM 2010-C1 Mortgage Trust, 5.99%, 7/10/46(c)(d)	3,735,320
3,049,137	COMM 2013-CCE11 Mortgage Trust, 4.61%, 8/10/50(c)(d)	2,899,820
350,000	COMM 2013-CCRE7 Mortgage Trust, 4.38%, 3/10/46(c)(d)	326,547
4,088,928	COMM 2015-CCRE23 Mortgage Trust, 4.45%, 5/10/48(c)(d)	3,923,775
5,037,000	CyrusOne Data Centers Issuer I LLC, 4.50%, 5/20/29	4,880,057
538,627	FBR Securitization Trust, 5.14%, 11/26/35 (1X(TSFR1M + 11.448 bps) + 70.5 bps)(c)	534,096
2,680,000	HI-FI Music IP Issuer LP, 3.94%, 2/01/62(d)	2,603,970
3,957,000	HomeBanc Mortgage Trust 2005-3 M4, 5.44%, 7/25/35(c)	3,973,023
136,824	HSI Asset Securitization Corporation Trust 2006-OPT3, 4.98%, 2/25/36 (1X(TSFR1M + 11.448 bps) + 54 bps)(c)	135,066
849,278	Impac CMB Trust Series 2005-4, 5.08%, 5/25/35 ((TSFR1M + 11.40bps) + 43bps)(c)	804,959
4,660,217	JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN, 3.91%, 5/05/30(d)	4,334,002
2,970,000	JPMorgan Chase Commercial Mortgage Securities Trust 2019-MFP, 6.54%, 7/15/36 ((TSFR1M + 4.70bps) + 216bps)(c)(d)	2,825,090
95,350	JPMorgan Mortgage Acquisition Trust 2006-CH1, 4.92%, 7/25/36 (1X(TSFR1M + 11.448 bps) + 48 bps)(c)	95,187
298,681	JPMorgan Mortgage Acquisition Trust 2007-CH3, 4.70%, 3/25/37 (1X(TSFR1M + 11.448 bps) + 26 bps)(c)	295,406
3,580,000	Kapitus Asset Securitization IV LLC 2024-1, 5.49%, 9/10/31	3,573,348

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	ASSET BACKED SECURITIES (Continued)
693,708	Long Beach Mortgage Loan Trust 2005-1, 5.71%, 2/25/35(c)	$681,678
3,340,310	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, 4.80%, 8/15/45(c)(d)	3,277,044
2,253,947	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17, 3.50%, 8/15/47(d)	2,197,193
2,500,000	Morgan Stanley Capital I Trust 2011-C2, 5.21%, 6/15/44(c)(d)	2,365,119
536,285	Morgan Stanley Capital I Trust 2011-C2, 5.39%, 6/15/44(c)(d)	532,396
2,800,000	Morgan Stanley Capital I Trust 2014-150E, 3.91%, 9/09/32(d)	2,494,102
269,513	Renaissance Home Equity Loan Trust 2005-3, 5.14%, 11/25/35	269,013
251,000,000	RIDE 2025-SHRE XCP, 0.28%, 2/14/47(d)	2,790,016
	TOTAL ASSET BACKED SECURITIES (Cost $59,257,282)	59,411,945

	CORPORATE BONDS — 36.9%
	COMMUNICATIONS — 2.4%
	ENTERTAINMENT CONTENT — 0.7%
750,000	Fox Corp., 3.50%, 4/08/30	710,596
2,800,000	Paramount Global, 6.25%, 2/28/57(c)	2,642,914
		3,353,510
	INTERNET MEDIA & SERVICES — 0.2%
900,000	Netflix, Inc., 4.88%, 6/15/30(d)	913,657

	TELECOMMUNICATIONS — 1.5%
1,100,000	AT&T, Inc., 2.55%, 12/01/33	905,105
650,000	Deutsche Telekom International Finance BV, 8.75%, 6/15/30	762,139
3,975,000	Rogers Communications, Inc., 7.13%, 4/15/55 (H15T5Y + 262bps)(c)	3,982,776
1,050,000	T-Mobile USA, Inc., 2.55%, 2/15/31	930,387
		6,580,407
	CONSUMER DISCRETIONARY — 1.9%
	APPAREL & TEXTILE PRODUCTS — 0.1%
650,000	Tapestry, Inc., 5.10%, 3/11/30	650,201

	AUTOMOTIVE — 1.0%
650,000	BorgWarner, Inc., 4.95%, 8/15/29	652,622
4,216,000	General Motors Financial Co., Inc., 5.75%, Perpetual(c)	4,069,418
		4,722,040
	LEISURE FACILITIES & SERVICES — 0.4%
650,000	Darden Restaurants, Inc., 6.30%, 10/10/33	688,549
700,000	Las Vegas Sands Corp., 5.90%, 6/01/27	708,794
		1,397,343
	LEISURE PRODUCTS — 0.1%
700,000	Mattel, Inc., 3.75%, 4/01/29(d)	660,934

	RETAIL - DISCRETIONARY — 0.3%
750,000	Dick’s Sporting Goods, Inc., 3.15%, 1/15/32	660,328
700,000	O’Reilly Automotive, Inc., Class B, 3.90%, 6/01/29	683,140
		1,343,468

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	CONSUMER STAPLES — 1.1%
	BEVERAGES — 0.1%
675,000	Constellation Brands, Inc., 4.75%, 5/09/32	$662,509

	FOOD — 0.1%
600,000	Ingredion, Inc., 6.63%, 4/15/37	651,866

	HOUSEHOLD PRODUCTS — 0.4%
1,000,000	Church & Dwight Co, Inc., 2.30%, 12/15/31	858,643
1,000,000	Clorox Co. (The), 1.80%, 5/15/30	873,272
		1,731,915
	TOBACCO & CANNABIS — 0.3%
650,000	Imperial Brands Finance PLC, 5.50%, 2/01/30(d)	664,292
600,000	Reynolds American, Inc., 7.25%, 6/15/37	659,183
		1,323,475
	WHOLESALE - CONSUMER STAPLES — 0.2%
1,000,000	Sysco Corp., 2.45%, 12/14/31	865,352

	ENERGY — 2.7%
	OIL & GAS PRODUCERS — 2.7%
550,000	ConocoPhillips Co., 5.00%, 1/15/35	537,436
550,000	Coterra Energy, Inc., 5.60%, 3/15/34	545,739
500,000	Devon Energy Corp., 7.95%, 4/15/32	565,741
550,000	Diamondback Energy, Inc., 6.25%, 3/15/33	573,893
2,000,000	Enbridge, Inc., 7.20%, 6/27/54 (H15T5Y + 297bps)(c)	2,014,205
3,000,000	Energy Transfer LP, 6.63%, Perpetual(c)	2,965,926
2,500,000	Energy Transfer LP, 7.13%, Perpetual (5Y CMT Rate + 530.60bps)(c)	2,516,995
750,000	MPLX LP, 5.00%, 3/01/33	728,248
2,000,000	South Bow Canadian Infrastructure Holdings Ltd., 7.50%, 3/01/55 (H15T5Y + 366.70bps)(c)(d)	1,996,313
		12,444,496
	FINANCIALS — 16.3%
	ASSET MANAGEMENT — 2.4%
500,000	Charles Schwab Corp. (The), 4.00%,Perpetual(c)	451,909
5,900,000	Charles Schwab Corp. (The), 5.38%,Perpetual	5,900,000
4,000,000	UBS Group AG, 4.38%, Perpetual(c)(d)	3,515,890
1,000,000	UBS Group AG, 7.00%, Perpetual (USISSO05 + 307.70bps)(c)(d)	992,532
		10,860,331
	BANKING — 10.1%
5,000,000	Bank of America Corp., Series FF, 5.88%, Perpetual(c)	5,037,430
500,000	Bank of America Corp., 6.63%, Perpetual(c)	509,174
2,750,000	Citigroup, Inc., 4.15%, Perpetual(c)	2,679,215
3,000,000	Citizens Financial Group, Inc., 5.65%, Perpetual(c)	3,000,382
3,226,000	Comerica, Inc., 5.63%, Perpetual(c)	3,228,186
1,800,000	Commerzbank AG, 4.25%, Perpetual (EUSA5 +438.70bps)(c)	1,979,766

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
	BANKING (Continued)
4,343,000	Fifth Third Bancorp, 4.50%, Perpetual(c)	$4,323,655
4,800,000	HSBC Holdings PLC, –%, Perpetual(c)	4,812,434
4,385,000	ING Groep NV, 3.88%, Perpetual (H15T5Y + 286.20bps)(c)	4,050,515
2,700,000	KeyCorp, 5.00%, Perpetual(c)	2,655,609
2,000,000	Lloyds Banking Group PLC, 7.50%, Perpetual (USSW5 + 449.60bps)(c)	2,009,306
1,650,000	Lloyds Banking Group PLC, 8.00%, Perpetual(c)	1,738,475
3,000,000	NatWest Group PLC, 4.60%, Perpetual(c)	2,584,046
2,000,000	Svenska Handelsbanken AB, 4.75%, Perpetual(c)	1,820,242
2,900,000	Truist Financial Corp., 4.95%, Perpetual(c)	2,888,282
3,000,000	Wells Fargo & Co., 5.88%, Perpetual(c)	3,000,356
		46,317,073
	INSTITUTIONAL FINANCIAL SERVICES — 0.7%
3,000,000	CenterPoint Energy, Inc., 6.85%, 2/15/55 (H15T5Y + 294.60bps)(c)	3,059,052

	INSURANCE — 1.1%
5,000,000	MetLife, Inc., 3.85%, Perpetual(c)	4,967,796

	SPECIALTY FINANCE — 2.0%
2,000,000	AerCap Ireland Capital DAC, 6.50%, 1/31/56(c)	1,976,360
3,000,000	Capital One Financial Corp., 3.95%, Perpetual(c)	2,919,712
4,750,000	Capital One Financial Corp., 6.13%, Perpetual(c)	4,772,164
		9,668,236
	HEALTH CARE — 1.2%
	BIOTECH & PHARMA — 0.7%
850,000	Astrazeneca Finance LLC, 2.25%, 5/28/31	750,278
900,000	Regeneron Pharmaceuticals, Inc., 1.75%, 9/15/30	771,268
900,000	Royalty Pharma PLC, 2.15%, 9/02/31	761,040
1,050,000	Zoetis, Inc., Series 4006, Class IA, 2.00%, 5/15/30	932,434
		3,215,020
	HEALTH CARE FACILITIES & SERVICES — 0.2%
750,000	Cardinal Health, Inc., 5.45%, 2/15/34	757,557

	MEDICAL EQUIPMENT & DEVICES — 0.3%
1,100,000	Agilent Technologies, Inc., 2.30%, 3/12/31	961,885
800,000	Boston Scientific Corp., 2.65%, 6/01/30	734,146
		1,696,031
	INDUSTRIALS — 0.8%
	AEROSPACE & DEFENSE — 0.1%
700,000	Hexcel Corp., 4.20%, 2/15/27	692,058

	ELECTRICAL EQUIPMENT — 0.2%
850,000	Acuity Brands Lighting, Inc., 2.15%, 12/15/30	736,947

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	INDUSTRIALS (Continued)
	MACHINERY — 0.2%
775,000	IDEX Corp., 3.00%, 5/01/30	$713,888

	TRANSPORTATION & LOGISTICS — 0.3%
700,000	Delta Air Lines, Inc., 4.75%, 10/20/28(d)	697,508
700,000	Kirby Corp., 4.20%, 3/01/28	688,988
		1,386,496
	MATERIALS — 1.7%
	CHEMICALS — 1.0%
550,000	CF Industries, Inc., 4.50%, 12/01/26(d)	548,390
4,150,000	FMC Corp., 8.45%, 11/01/55(c)	4,194,924
		4,743,314
	CONSTRUCTION MATERIALS — 0.1%
850,000	Carlisle Cos., Inc., Class B, 2.20%, 3/01/32	709,764

	METALS & MINING — 0.4%
700,000	Kinross Gold Corp., 6.25%, 7/15/33	738,380
775,000	Rio Tinto Alcan, Inc., 6.13%, 12/15/33	830,582
		1,568,962
	STEEL — 0.2%
850,000	Reliance, Inc., 2.15%, 8/15/30	746,932

	TECHNOLOGY — 1.2%
	SEMICONDUCTORS — 0.1%
850,000	Broadcom, Inc., 3.42%, 4/15/33(d)	758,623

	SOFTWARE — 0.4%
750,000	Adobe, Inc., 4.95%, 1/17/30	768,720
800,000	Cadence Design Systems, Inc., 4.70%, 9/10/34	778,180
		1,546,900
	TECHNOLOGY HARDWARE — 0.3%
850,000	Motorola Solutions, Inc., 2.75%, 5/24/31	753,360
850,000	NetApp, Inc., 2.70%, 6/22/30	766,124
		1,519,484
	TECHNOLOGY SERVICES — 0.4%
900,000	CGI, Inc., 2.30%, 9/14/31	771,510
800,000	Gartner, Inc., 4.50%, 7/01/28(d)	791,009
		1,562,519
	UTILITIES — 7.6%
	ELECTRIC UTILITIES — 7.1%
2,000,000	American Electric Power Co., Inc., 6.95%, 12/15/54 (H15T5Y + 267.50bps)(c)	2,050,078
2,250,000	CMS Energy Corp., 4.75%, 6/01/50 (H15T5Y + 411.60bps)(c)	2,131,404
2,000,000	CMS Energy Corp., 6.50%, 6/01/55 (H15T5Y + 196.10bps)(c)	1,978,691

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	UTILITIES (Continued)
	ELECTRIC UTILITIES (Continued)
2,500,000	Dominion Energy, Inc., 6.63%, 5/15/55 (H15T5Y + 220.70 bps)(c)	$2,509,173
2,500,000	Duke Energy Corp., 6.45%, 9/01/54 (H15T5Y + 258.80bps)(c)	2,531,719
2,500,000	Emera, Inc., 6.75%, 6/15/76(c)	2,518,530
2,000,000	Exelon Corp., 6.50%, 3/15/55 (H15T5Y + 197.50bps)(c)	1,998,717
2,500,000	NextEra Energy Capital Holdings, Inc., 6.50%, 8/15/55 (H15T5Y + 197.90bps)(c)	2,524,058
2,000,000	NiSource, Inc., 6.38%, 3/31/55 (H15T5Y + 252.70bps)(c)	1,984,481
4,000,000	NRG Energy, Inc., 10.25%, Perpetual (H15T5Y + 592bps)(c)(d)	4,406,756
4,400,000	Southern Co. (The), 6.38%, 3/15/55(c)	4,482,790
3,040,000	Vistra Corp., 8.88%, Perpetual (H15T5Y + 504.50bps)(c)	3,272,967
		32,389,364
	GAS & WATER UTILITIES — 0.5%
2,500,000	AltaGas Ltd., 7.20%, 10/15/54 (H15T5Y + 357.30bps)(c)(d)	2,451,344
	TOTAL CORPORATE BONDS (Cost $164,090,066)	169,368,864

	MORTGAGE-BACKED SECURITIES — 36.5%
3,000,000	BXHPP Trust 2021-FILM, 5.09%, 8/15/36(d)	2,868,911
5,088,307	Fannie Mae Pool, 3.50%, 10/01/51	4,523,190
2,463,673	Fannie Mae Pool, 2.50%, 5/01/52	2,024,705
1,932,219	Fannie Mae Pool, 3.00%, 7/01/52	1,646,577
2,314,338	Fannie Mae Pool, 5.00%, 7/01/52	2,248,593
4,314,927	Fannie Mae Pool, 4.50%, 11/01/52	4,078,639
2,578,869	Fannie Mae Pool, 5.00%, 6/01/53	2,507,098
2,481,704	Fannie Mae Pool, 5.50%, 10/01/53	2,467,514
3,988,030	Fannie Mae Pool, 6.00%, 10/01/53	4,030,684
847,256	Fannie Mae Pool, 6.00%, 10/01/53	860,006
4,769,960	Fannie Mae Pool, 4.50%, 8/01/54	4,524,977
3,961,372	Fannie Mae Pool, 6.00%, 1/01/54	4,007,393
1,075,624	Fannie Mae Pool, 6.00%, 11/01/54	1,086,997
8,433,330	Fannie Mae Pool, 4.00%, 1/01/55	7,731,133
3,644,859	Fannie Mae-Aces, 1.50%, 8/25/28(c)	119,090
1,261,548	Fannie Mae-Aces, 0.75%, 9/25/28	1,191,717
2,737,702	Fannie Mae-Aces, 1.37%, 3/26/29(c)	98,060
92,067	Fannie Mae-Aces, 1.00%, 11/25/33	91,471
3,889,500	Freddie Mac 30 Year Pool, 3.50%, 9/01/52	3,453,931
7,445,186	Freddie Mac Pool, 2.00%, 2/01/52	5,810,461
4,096,592	Freddie Mac Pool, 4.00%, 5/01/52	3,762,057
1,791,985	Freddie Mac Pool, 4.50%, 2/01/53	1,691,857
2,955,125	Freddie Mac Pool, 5.00%, 6/01/53	2,872,322
2,540,975	Freddie Mac Pool, 5.50%, 6/01/53	2,534,223
1,607,709	Freddie Mac Pool, 5.50%, 6/01/53	1,594,590
2,752,070	Freddie Mac Pool, 5.50%, 8/01/53	2,743,870
2,776,751	Freddie Mac Pool, 6.00%, 11/01/53	2,827,562

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
2,054,399	Freddie Mac Pool, 6.00%, 12/01/53	$2,093,239
4,978,175	Freddie Mac Pool, 6.50%, 12/01/53	5,143,533
3,874,113	Freddie Mac Pool, 5.50%, 9/01/54	3,844,913
2,933,980	Freddie Mac Pool, 5.00%, 11/01/54	2,843,991
1,937,705	Freddie Mac Pool, 5.00%, 11/01/54	1,883,200
3,943,344	Freddie Mac Pool, 5.00%, 12/01/54	3,829,264
1,928,822	Freddie Mac Pool, 6.00%, 12/01/54	1,954,058
1,993,454	Freddie Mac Pool, 5.50%, 3/01/55	1,981,190
16,950,272	Freddie Mac Structured Pass-Through Certificates, 1.08%, 1/25/26(c)	36,850
151,268,963	Freddie Mac Structured Pass-Through Certificates, Series K057, 1.28%, 7/25/26	1,386,138
36,973,825	Freddie Mac Structured Pass-Through Certificates, 1.60%, 1/25/27 (c)	718,191
30,000,000	Freddie Mac Structured Pass-Through Certificates, Series K069, 0.61%, 3/25/27 (c)	261,405
30,893,000	Freddie Mac Structured Pass-Through Certificates, 0.61%, 8/25/27 (c)	296,477
318,386,556	Freddie Mac Structured Pass-Through Certificates, Series K-072, 0.49%, 12/25/27	2,576,352
551,193	Freddie Mac Structured Pass-Through Certificates, 1.68%, 12/25/27	523,568
120,548,193	Freddie Mac Structured Pass-Through Certificates, 0.26%, 9/25/28 (c)	531,919
7,690,000	Freddie Mac Structured Pass-Through Certificates, Series P001, 1.83%, 10/27/28 (c)	346,816
15,695,757	Freddie Mac Structured Pass-Through Certificates, 2.02%, 4/27/29 (c)	855,397
7,570,000	Freddie Mac Structured Pass-Through Certificates, 1.91%, 4/25/30 (c)	572,895
7,249,000	Freddie Mac Structured Pass-Through Certificates, Series K110, 1.96%, 4/25/30 (c)	560,954
3,332,000	Freddie Mac Structured Pass-Through Certificates, 1.70%, 8/25/30 (c)	239,797
3,455,000	Freddie Mac Structured Pass-Through Certificates, 2.82%, 10/25/30 (c)	424,606
15,350,000	Freddie Mac Structured Pass-Through Certificates, Series KG04, 2.71%, 11/25/30	1,776,394
49,208,000	Freddie Mac Structured Pass-Through Certificates, Series K755, 0.55%, 2/25/31	1,067,814
63,643,813	Freddie Mac Structured Pass-Through Certificates, Series KG06, 0.63%, 10/25/31	1,729,546
12,044,000	Freddie Mac Structured Pass-Through Certificates, 1.18%, 1/25/32 (c)	699,641
125,870,000	Freddie Mac Structured Pass-Through Certificates, 0.15%, 5/25/33 (c)	577,630
22,438,804	Freddie Mac Structured Pass-Through Certificates, Series Q002, 0.93%, 7/25/33 (c)	810,671
1,835,000	Freddie Mac Structured Pass-Through Certificates, 3.29%, 4/25/48 (c)	245,238
2,750,000	Freddie Mac Structured Pass-Through Certificates, Series K122, 2.72%,1/25/49 (c)	318,984
1,715,000	Freddie Mac Structured Pass-Through Certificates, 2.71%, 2/25/49 (c)	204,284
281,505,054	Freddie Mac Structured Pass-Through Certificates, 0.10%, 11/25/49 (d)	237,337
1,749,567	Ginnie Mae II Pool, 3.00%, 8/20/52	1,529,426
2,356,861	Ginnie Mae II Pool, 3.00%, 9/20/52	2,055,094
5,617,980	Ginnie Mae II Pool, 2.50%, 2/20/53	4,748,980
4,780,181	Ginnie Mae II Pool, 3.50%, 2/20/53	4,279,165
3,210,765	Ginnie Mae II Pool, 2.50%, 3/20/53	2,694,106
4,767,625	Ginnie Mae II Pool, 3.00%, 3/20/54	4,168,450
2,175,017	Government National Mortgage Association, 2.00%, 7/20/52	1,747,759
2,044,554	Government National Mortgage Association, 2.50%, 4/20/53	1,715,556
1,284,515	Government National Mortgage Association, 0.77%, 12/16/56(c)	60,529
19,653,847	Government National Mortgage Association, 1.27%, 9/16/60(c)	1,771,824
36,488,439	Government National Mortgage Association, 1.08%, 11/16/60(c)	3,134,744
48,471,684	Government National Mortgage Association, Series 179, 1.01%, 9/16/62	3,441,901

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
11,156,479	Government National Mortgage Association, 0.97%, 5/16/63(c)	$778,718
7,011,771	Government National Mortgage Association, 0.99%, 5/16/63(c)	515,604
42,996,710	Government National Mortgage Association, 0.99%, 5/16/63(c)	3,166,974
50,529,005	Government National Mortgage Association, Series 157, 0.88%, 9/16/63	3,169,548
14,242,332	Government National Mortgage Association, Series 178, 0.68%, 7/16/66	924,169
58,466,736	Government National Mortgage Association, 0.55%, 10/16/66	3,287,584
1,500,000	Independence Plaza Trust 2018-INDP, 4.16%, 7/12/35(d)	1,487,146
2,249,753	UMBS Fannie Mae Pool, 5.00%, 3/01/53	2,192,843
3,709,325	UMBS Fannie Mae Pool, 4.50%, 7/01/53	3,508,567
2,772,760	UMBS Freddie Mac Pool, 5.50%, 5/01/54	2,769,710
	TOTAL MORTGAGE-BACKED SECURITIES (Cost $167,905,518)	167,118,317

	NON U.S. GOVERNMENT & AGENCIES — 0.7%
	NON U.S. TREASURY — 0.7%
650,000	Mexican Bonos, 5.50%, 3/4/27	3,209,119
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $3,038,961)	3,209,119

	U.S. GOVERNMENT & AGENCIES — 1.1%
	U.S. TREASURY NOTES — 1.1%
2,885,000	United States Treasury Note, 4.13%, 11/15/27	2,901,397
2,235,000	United States Treasury Note, 4.25%, 1/31/30	2,263,025
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $5,086,871)	5,164,422

		Expiration	Exercise	Notional
Contracts	Description	Date	Price	Value	Fair Value
	PURCHASED CALL OPTIONS — 0.8%
625	E-mini S&P 500 Index	9/22/2025	$6,150.00	$184,875,000	$3,796,875
	TOTAL PURCHASED CALL OPTIONS (Cost $3,579,688)				3,796,875

	TOTAL INVESTMENTS— 94.2% (Cost $423,825,411)				$432,176,577
	Other Assets in Excess of Liabilities— 5.8%				26,725,671
	NET ASSETS — 100.0%				$458,902,248

(a)	Non-income producing security.

(b)	Affiliated Company. See note 10.

(c)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of May 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread

(d)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2025 the total market value of 144A securities is 66,223,224 or 14.30% of net assets.

ETF - Exchange-Traded Funds

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF FUTURES CONTRACTS
May 31, 2025

				Value and
				Unrealized
		Expiration	Notional	Appreciation
Contracts	Long Contracts	Date	Amount	(Depreciation)
264	10-Year US Treasury Note Future	09/22/2025	$29,238,000	$42,594
405	2-Year US Treasury Note Future	10/01/2025	84,012,188	38,018
21	3-Year US Treasury Note Future	10/01/2025	4,440,844	5,333
1,256	5-Year US Treasury Note Future	10/01/2025	135,883,500	241,281
207	Japanese Yen Currency Future	06/17/2025	18,012,881	157,475
271	Ultra 10-Year US Treasury Note Future	09/22/2025	30,500,203	28,729
				513,430
	Short Contracts
(150)	Bloomberg IG Duration Hedged Credit Future	06/18/2025	$(15,870,000)	$(175,850)
(227)	E-Mini S&P 500 Index Future	06/23/2025	(67,146,600)	(978,673)
(126)	Mexican Peso Currency Future	06/17/2025	(3,244,500)	(207,027)
(423)	US Treasury Bond Future	09/22/2025	(47,706,469)	(113,167)
(18)	Ultra Long Term US Treasury Bond Future	09/22/2025	(2,089,125)	(3,937)
				(1,478,654)

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF CREDIT DEFAULT SWAP CONTRACTS
May 31, 2025

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS

Amortized
Upfront
					Payments	Unrealized
	Fixed Deal	Maturity			Paid/	Appreciation
Description	(Pay) Rate	Date	Notional Value	Fair Value	(Received)	(Depreciation)
CDX.NA.IG SERIES 44*	1.00%	6/20/2030	$100,000,000	(2,000,556)	(1,590,269)	$(410,287)
$(410,287)

*	Buy Protection

See accompanying Notes to Financial Statements.

North Square Small Cap Value Fund
SCHEDULE OF INVESTMENTS
May 31, 2025

Shares		Fair Value
	COMMON STOCKS — 94.3%
	CONSUMER DISCRETIONARY — 6.2%
	AUTOMOTIVE — 1.4%
123,956	Goodyear Tire & Rubber Co. (The)(a)	$1,414,338
14,875	Lear Corp.	1,344,998
		2,759,336
	HOME CONSTRUCTION — 3.4%
20,465	American Woodmark Corp.(a)	1,153,612
29,384	Hovnanian Enterprises, Inc.(a)	2,652,788
69,238	Interface, Inc.	1,390,991
141,052	Masterbrand, Inc.(a)	1,438,730
		6,636,121
	WHOLESALE - DISCRETIONARY — 1.4%
91,606	G-III Apparel Group Ltd.(a)	2,661,154
	TOTAL CONSUMER DISCRETIONARY	12,056,611

	ENERGY — 8.1%
	OIL & GAS PRODUCERS — 4.8%
101,954	Murphy Oil Corp.	2,133,897
92,344	SM Energy Co.	2,162,696
384,610	VAALCO Energy, Inc.	1,219,214
607,120	Whitecap Resources, Inc.	3,782,358
		9,298,165
	OIL & GAS SERVICES & EQUIPMENT — 2.2%
154,829	DNOW, Inc.(a)	2,232,634
158,697	MRC Global, Inc.(a)	1,969,430
		4,202,064
	RENEWABLE ENERGY — 1.1%
26,923	EnerSys	2,251,570
	TOTAL ENERGY	15,751,799

	FINANCIALS — 22.5%
	ASSET MANAGEMENT — 1.1%
66,747	F&G Annuities & Life, Inc.	2,133,234

	BANKING — 13.5%
48,993	Ameris Bancorp	3,011,600
85,819	Cathay General Bancorp	3,677,773
104,638	Hancock Whitney Corp.	5,720,559
76,293	International Bancshares Corp.	4,778,231
106,244	OFG Bancorp	4,370,878
59,090	Pathward Financial Group, Inc.	4,611,975
		26,171,016
	INSTITUTIONAL FINANCIAL SERVICES — 2.3%
52,494	StoneX Group, Inc.(a)	4,443,880

See accompanying Notes to Financial Statements.

North Square Small Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
	INSURANCE — 4.3%
174,904	Fidelis Insurance Holdings Ltd.	$3,057,322
32,103	Jackson Financial, Inc.	2,629,556
42,830	Kemper Corp.	2,729,556
		8,416,434
	SPECIALTY FINANCE — 1.3%
27,786	Enova International, Inc.(a)	2,574,929
	TOTAL FINANCIALS	43,739,493

	HEALTH CARE — 5.6%
	BIOTECH & PHARMA — 1.2%
133,544	Organon & Co.	1,231,276
197,803	SIGA Technologies, Inc.	1,182,862
		2,414,138
	HEALTH CARE FACILITIES & SERVICES — 3.4%
360,031	AdaptHealth Corp.(a)	3,233,078
112,041	Pediatrix Medical Group, Inc.(a)	1,585,380
111,337	Select Medical Holdings Corp.	1,702,343
		6,520,801
	MEDICAL EQUIPMENT & DEVICES — 1.0%
42,915	LivaNova PLC(a)	1,856,074
	TOTAL HEALTH CARE	10,791,013

	INDUSTRIALS — 15.5%
	COMMERCIAL SUPPORT SERVICES — 2.8%
40,005	ABM Industries, Inc.	2,106,263
145,849	Healthcare Services Group, Inc.(a)	2,056,471
29,466	ManpowerGroup, Inc.	1,236,099
		5,398,833
	ELECTRICAL EQUIPMENT — 1.6%
29,140	Belden, Inc.	3,094,668

	ENGINEERING & CONSTRUCTION — 0.8%
21,960	Primoris Services Corp.	1,583,536

	INDUSTRIAL INTERMEDIATE PROD — 2.1%
23,605	Timken Co. (The)	1,616,706
7,574	Valmont Industries, Inc.	2,408,835
		4,025,541
	INDUSTRIAL SUPPORT SERVICES — 1.0%
95,580	Resideo Technologies, Inc.(a)	1,978,506

See accompanying Notes to Financial Statements.

North Square Small Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
	MACHINERY — 1.8%
82,955	Gates Industrial Corp. PLC(a)	$1,754,498
38,739	Terex Corp.	1,743,643
		3,498,141
	TRANSPORTATION & LOGISTICS — 4.1%
87,940	Ardmore Shipping Corp.	845,103
21,729	Copa Holdings, S.A., Class A	2,341,952
75,012	Covenant Logistics Group, Inc.	1,702,772
78,994	Global Ship Lease, Inc.	1,963,001
26,261	Teekay Tankers Ltd., Class A(a)	1,160,474
		8,013,302
	TRANSPORTATION EQUIPMENT — 1.3%
65,186	REV Group, Inc.	2,443,823
	TOTAL INDUSTRIALS	30,036,350

	MATERIALS — 8.1%
	CHEMICALS — 2.1%
43,315	Minerals Technologies, Inc.	2,459,426
144,361	Orion S.A.	1,572,091
		4,031,517
	CONSTRUCTION MATERIALS — 0.5%
23,285	Apogee Enterprises, Inc.	899,965

	METALS & MINING — 4.1%
144,634	Century Aluminum Co.(a)	2,240,381
703,557	New Gold, Inc.(a)	3,130,828
111,023	Pan American Silver Corp.	2,707,851
		8,079,060
	STEEL — 1.4%
113,236	Worthington Steel, Inc.	2,819,577
	TOTAL MATERIALS	15,830,119

	REAL ESTATE — 6.8%
	REIT — 6.8%
250,669	Apple Hospitality REIT, Inc.	2,905,254
167,537	Cousins Properties, Inc.	4,702,763
80,171	NexPoint Residential Trust, Inc.	2,725,814
283,511	Park Hotels & Resorts, Inc.	2,937,174
		13,271,005
	TOTAL REAL ESTATE	13,271,005

See accompanying Notes to Financial Statements.

North Square Small Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	COMMON STOCKS (Continued)
	TECHNOLOGY — 15.2%
	CONSUMER SERVICES — 0.8%
71,117	Upbound Group, Inc.	$1,631,424

	SOFTWARE — 4.2%
36,931	Clear Secure, Inc., Class A	914,042
18,799	Pegasystems, Inc.	1,845,122
113,992	RingCentral, Inc., Class A(a)	2,955,812
134,527	Verint Systems, Inc.(a)	2,359,604
		8,074,580
	TECHNOLOGY HARDWARE — 4.9%
60,307	Avnet, Inc.	3,015,953
227,955	Daktronics, Inc.(a)	3,382,852
187,305	Knowles Corp.(a)	3,073,675
		9,472,480
	TECHNOLOGY SERVICES — 5.3%
23,376	Euronet Worldwide, Inc.(a)	2,531,153
186,583	Paysafe Ltd.(a)	2,304,300
203,786	Penguin Solutions, Inc.(a)	3,619,240
16,282	Science Applications International Corp.	1,881,222
		10,335,915
	TOTAL TECHNOLOGY	29,514,399

	UTILITIES — 6.3%
	ELECTRIC UTILITIES — 4.1%
53,392	Avista Corp.	2,056,126
265,116	Hawaiian Electric Industries, Inc.(a)	2,831,439
73,790	Portland General Electric Co.	3,128,696
		8,016,261
	GAS & WATER UTILITIES — 2.2%
41,960	Northwest Natural Holding Co.	1,719,101
71,268	UGI Corp.	2,569,924
		4,289,025
	TOTAL UTILITIES	12,305,286

	TOTAL COMMON STOCKS (Cost $204,949,255)	183,296,075

See accompanying Notes to Financial Statements.

North Square Small Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 1.7%
3,396,512	First American Government Obligations Fund, Class X, 4.23%(b)	$3,396,512
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,396,512)	3,396,512
	TOTAL INVESTMENTS — 96.0% (Cost $208,345,767)	$186,692,587
	Other Assets in Excess of Liabilities — 4.0%	7,824,278
	NET ASSETS — 100.0%	$194,516,865

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2025.

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of May 31, 2025

				North Square
	North Square	North Square	North Square	Preferred
	Spectrum	Dynamic Small	Multi Strategy	and Income
	Alpha Fund	Cap Fund	Fund	Securities Fund
Assets
Investments, at cost	$1,724,291	$475,492,722	$10,609,530	$304,141,076
Investments in affiliated issuers, at cost	61,734,721	—	22,312,289	2,505,000
Investments, at value	$1,617,208	$485,923,393	$12,949,291	$312,716,426
Investments in affiliated issuers, at value	67,226,136	—	24,483,358	2,501,050
Receivable for fund shares sold	3,734	779,093	1,186	840,190
Cash	—	7,132	—	—
Cash at broker for futures contracts	—	—	—	229,287
Receivable for net variation margin on futures contracts	—	—	—	13,388
Tax reclaims receivable	—	—	—	15,293
Dividends and interest receivable	1,819	182,194	24,361	4,904,842
Prepaid expenses	20,351	125,446	18,705	145,040
Total Assets	68,869,248	487,017,258	37,476,901	321,365,516

Liabilities
Payable for fund shares redeemed	15,210	182,856	431	31,146
Due to Adviser (Note 3)	20,280	288,114	9,771	178,981
Distribution fees (Note 7)	8,991	9,475	6,363	—
Shareholder servicing fees (Note 6)	45,215	—	20,127	—
Fund administration fees	25,610	53,748	12,155	41,371
Due to Trustees	1,790	10,596	1,032	8,245
Other accrued expenses	17,981	87,527	9,494	63,507
Total Liabilities	135,077	632,316	59,373	323,250

Net Assets	$68,734,171	$486,384,942	$37,417,528	$321,042,266

Net Assets consist of:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$64,316,297	$485,639,336	$28,949,777	$307,576,924
Accumulated earnings (deficits)	4,417,874	745,606	8,467,751	13,465,342
Net Assets	$68,734,171	$486,384,942	$37,417,528	$321,042,266

Class A:(a)
Net assets applicable to shares outstanding	$42,525,879	$44,945,720	$29,293,349
Shares of beneficial interest issued and outstanding	5,538,578	3,228,939	1,638,970
Net asset value, redemption and offering price per share	7.68	13.92	17.87
Maximum offering price to public	$8.15	$14.77	$18.96

Class I:
Net assets applicable to shares outstanding	$26,208,292	$441,439,222	$8,124,179	$321,042,266
Shares of beneficial interest issued and outstanding	2,597,353	31,627,064	415,914	15,117,428
Net asset value, redemption and offering price per share	$10.09	$13.96	$19.53	$21.24

(a)	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES – Continued
As of May 31, 2025

	North Square	North Square	North Square	North Square
	Tactical Growth	Tactical	Core Plus	Kennedy
	Fund	Defensive Fund	Bond Fund	MicroCap Fund
Assets
Investments, at cost	$330,373,565	$48,515,771	$23,355,870	$20,350,457
Investments, at value	$532,410,616	$50,615,480	$23,030,717	$21,823,997
Cash at Broker for futures contracts	—	—	138,527	—
Receivable for fund shares sold	73,148	1,954	568	779
Receivable for investments sold	—	—	85,237	—
Receivable for net variation margin on futures contracts	—	—	3,570	—
Receivable from Adviser	—	—	34,537	—
Receivable for interest sold	—	—	353	—
Dividends and interest receivable	328,806	87,202	187,813	9,368
Prepaid expenses	45,253	28,813	20,141	22,081
Total Assets	532,857,823	50,733,449	23,501,463	21,856,225

Liabilities
Payable for fund shares redeemed	197,808	46,076	1,930	—
Payable for investments purchased	—	—	100,199	23,684
Due to Adviser (Note 3)	483,558	46,361	—	23,712
Distribution fees (Note 7)	66,171	5,985	—	—
Shareholder servicing fees (Note 6)	62,945	7,003	13,872	20,265
Fund administration fees	75,717	11,776	4,159	2,590
Due to Trustees	13,782	1,364	638	294
Other accrued expenses	92,471	9,879	7,201	5,685
Total Liabilities	992,452	128,444	127,999	76,230

Net Assets	$531,865,371	$50,605,005	$23,373,464	$21,779,995

Net Assets consist of:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$324,440,872	$56,403,433	$23,848,021	$19,420,828
Accumulated earnings (deficits)	207,424,499	(5,798,428)	(474,557)	2,359,167
Net Assets	$531,865,371	$50,605,005	$23,373,464	$21,779,995

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES – Continued
As of May 31, 2025

	North Square	North Square	North Square	North Square
	Tactical Growth	Tactical	Core Plus	Kennedy
	Fund	Defensive Fund	Bond Fund	MicroCap Fund
Class A:(a)
Net assets applicable to shares outstanding	$100,223,670	$17,492,336
Shares of beneficial interest issued and outstanding	6,320,067	1,020,041
Net asset value, redemption and offering price per share	15.86	17.15
Maximum offering price to public	$16.83	$18.19

Class C:
Net assets applicable to shares outstanding	$53,800,872	$2,684,896
Shares of beneficial interest issued and outstanding	3,667,239	175,784
Net asset value, redemption and offering price per share	$14.67	$15.27

Class I:
Net assets applicable to shares outstanding	$377,840,829	$30,427,773	$23,373,464	$21,779,995
Shares of beneficial interest issued and outstanding	23,243,863	1,719,833	2,555,021	1,854,835
Net asset value, redemption and offering price per share	$16.26	$17.69	$9.15	$11.74

(a)	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES – Continued
As of May 31, 2025

		North Square
	North Square	Altrinsic	North Square	North Square	North Square
	Select Small	International	McKee Bond	Strategic	Small Cap
	Cap Fund	Equity Fund	Fund	Income Fund	Value Fund
Assets
Investments, at cost	$20,723,610	$90,397,936	$182,746,544	$421,321,411	$208,345,767
Investments in affiliated issuers, at cost	—	—	—	2,504,000	—
Investments, at value	$23,711,686	$106,825,996	$178,629,936	$429,675,527	$186,692,587
Investments in affiliated issuers, at value	—	—	—	2,501,050	—
Cash at Broker for futures contracts	—	—	—	3,403,268	—
Cash at Broker for swap contracts	—	—	—	3,421,875	—
Foreign currency	—	15,026	—	—	—
Receivable for fund shares sold	30	180	2,009	1,793,052	51,123
Receivable for investments sold	—	164,268	1,018,753	—	7,670,052
Cash and cash equivalents	—	—	—	21,120,147	—
Dividends and interest receivable	10,907	510,258	1,160,691	4,128,387	372,372
Receivable for net variation margin on futures contracts	—	—	—	272,958	—
Tax reclaims receivable	—	386,074	—	8,612	—
Receivable from Adviser	—	—	28,778	—	—
Receivable for interest sold	—	—	6,917	—	—
Prepaid expenses	14,864	23,727	32,395	49,204	43,318
Total Assets	23,737,487	107,925,529	180,879,479	466,374,080	194,829,452

Liabilities
Unrealized depreciation from swap contracts	—	—	—	410,287	—
Premiums received from swaps	—	—	—	1,590,269	—
Swap interest payable	—	—	—	202,778	—
Payable for fund shares redeemed	—	—	42,355	145,479	23,355
Payable for investments purchased	—	—	1,176,806	4,800,000	—
Due to Adviser (Note 3)	8,913	55,039	—	116,363	187,171
Distribution fees (Note 7)	—	—	—	1,243	2,056
Shareholder servicing fees (Note 6)	1,407	3,971	—	61,562	—
Fund administration fees	3,918	13,278	23,986	51,532	45,913
Due to Trustees	611	2,778	4,823	9,131	6,630
Other accrued expenses	6,261	38,902	52,272	83,188	47,462
Total Liabilities	21,110	113,968	1,300,242	7,471,832	312,587

Net Assets	$23,716,377	$107,811,561	$179,579,237	$458,902,248	$194,516,865

Net Assets consist of:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$21,016,359	$87,009,253	$196,880,614	$445,550,909	$216,970,763
Accumulated earnings (deficits)	2,700,018	20,802,308	(17,301,377)	13,351,339	(22,453,898)
Net Assets	$23,716,377	$107,811,561	$179,579,237	$458,902,248	$194,516,865

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES – Continued
As of May 31, 2025

		North Square
	North Square	Altrinsic	North Square	North Square	North Square
	Select Small	International	McKee Bond	Strategic	Small Cap
	Cap Fund	Equity Fund	Fund	Income Fund	Value Fund
Class A:(a)
Net assets applicable to shares outstanding				$4,186,517
Shares of beneficial interest issued and outstanding				433,228
Net asset value, redemption and offering price per share				$9.66
Maximum offering price to public				$10.04

Class I:
Net assets applicable to shares outstanding	$23,716,377	$107,811,561	$34,723,532	$454,715,731	$185,046,351
Shares of beneficial interest issued and outstanding	1,960,752	8,786,727	4,006,491	47,068,114	11,115,457
Net asset value, redemption and offering price per share	$12.10	$12.27	$8.67	$9.66	$16.65

Class R6:
Net assets applicable to shares outstanding			$144,855,705
Shares of beneficial interest issued and outstanding			16,569,178
Net asset value, redemption and offering price per share			$8.74

Investor Class:
Net assets applicable to shares outstanding					$9,470,514
Shares of beneficial interest issued and outstanding					572,701
Net asset value, redemption and offering price per share					$16.54

(a)	A sales charge of 3.75% will be imposed on investments less than $1,000,000. A contingent deferred sales charge of 1.00% on investments over $1,000,000 will be imposed on certain such redemptions of shares within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended May 31, 2025

				North Square
	North Square	North Square	North Square	Preferred
	Spectrum	Dynamic Small	Multi Strategy	and Income
	Alpha Fund	Cap Fund	Fund	Securities Fund
Investment Income
Dividend income	$46,797	$4,133,457	$218,349	$354,777
Dividend income from affiliated regulated investment companies	1,683,573	—	762,230	56,260
Interest income	—	—	—	13,348,105
Foreign dividend taxes withheld	—	(19,925)	—	(9,042)
Total investment income	1,730,370	4,113,532	980,579	13,750,100

Expenses
Adviser fees (Note 3)	155,170	3,389,191	84,766	1,801,836
Registration fees	50,230	67,832	44,857	46,878
Fund administration fees	65,810	293,696	36,613	198,087
Custody fees	8,899	34,924	7,797	17,952
Fund accounting fees	7,500	7,500	7,500	16,910
Legal fees	9,771	40,415	4,856	26,905
Audit fees	7,334	48,173	5,825	38,023
Trustees’ fees and expenses	9,175	42,591	4,758	28,675
Shareholder reporting fees	16,273	41,262	—	24,708
Shareholder servicing fees - Class A (Note 6)	56,959	70,622	32,002	—
Shareholder servicing fees - Class I (Note 6)	45,179	98,849	8,289	48,045
Chief compliance officer fees (Note 3)	6,005	24,094	3,155	16,312
Transfer agent fees and expenses	103,405	33,442	38,716	2,038
Pricing	23	5,287	119	7,473
Insurance	2,586	7,597	1,261	4,634
Distribution fees - Class A (Note 7)	118,664	117,702	80,006	—
Interest expense	402	1,575	—	9,948
Other expenses	22,007	44,567	22,184	28,282
Total expenses	685,392	4,369,319	382,704	2,316,706
Fees contractually recouped (waived) by Adviser	251,771	(517,274)	—	25,492
Net operating expenses	937,163	3,852,045	382,704	2,342,198
Net investment income	793,207	261,487	597,875	11,407,902

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	582,416	7,962,789	913,321	8,422,744
Affiliated issuers	2,562,796	—	2,608,433	—
Affiliated long term capital gain	1,340,236	—	371,121	—
Futures contracts	—	—	—	(170,983)
Foreign currency	—	—	—	(55,082)
Net realized gain (loss)	4,485,448	7,962,789	3,892,875	8,196,679
Net change in unrealized appreciation (depreciation) on:
Investments	(388,859)	(17,860,686)	365,042	(522,540)
Affiliated issuers	(2,762,231)	—	(1,931,874)	(3,950)
Futures contracts	—	—	—	(320,819)
Foreign currency	—	—	—	791
Net change in unrealized appreciation	(3,151,090)	(17,860,686)	(1,566,832)	(846,518)
Net realized and change in unrealized gain on investments and foreign currency	1,334,358	(9,897,897)	2,326,043	7,350,161
Net increase in net assets resulting from operations	$2,127,565	$(9,636,410)	$2,923,918	$18,758,063

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS – Continued
For the Year Ended May 31, 2025

	North Square	North Square	North Square	North Square
	Tactical Growth	Tactical	Core Plus	Kennedy
	Fund	Defensive Fund	Bond Fund	MicroCap Fund(a)
Investment Income
Dividend income	$9,725,337	$1,321,084	$255,552	$118,510
Interest income	—	—	747,666	—
Foreign dividend taxes withheld	—	—	—	(69)
Total investment income	9,725,337	1,321,084	1,003,218	118,441

Expenses
Adviser fees (Note 3)	5,652,698	684,801	135,081	134,900
Registration fees	70,992	70,038	65,401	25,781
Fund administration fees	429,291	49,021	21,840	11,463
Custody fees	15,943	8,227	18,383	11,502
Fund accounting fees	7,500	7,500	15,911	7,312
Legal fees	63,293	6,915	19,962	1,150
Audit fees	60,287	5,780	2,724	1,965
Trustees’ fees and expenses	58,538	6,331	2,722	1,274
Shareholder reporting fees	58,851	8,747	9,566	6,529
Shareholder servicing fees - Class A (Note 6)	69,948	19,223	440	—
Shareholder servicing fees - Class C (Note 6)	40,811	4,651	671	—
Shareholder servicing fees - Class I (Note 6)	299,803	48,690	30,419	16,863
Chief compliance officer fees (Note 3)	40,412	4,261	1,670	607
Transfer agent fees and expenses	127,846	29,683	3,771	692
Pricing	204	127	12,336	2,544
Insurance	16,618	1,815	722	436
Distribution fees - Class A (Note 7)	249,812	48,059	917	—
Distribution fees - Class C (Note 7)	583,004	31,009	4,792	—
Interest expense	—	—	466	—
Other expenses	62,889	16,437	12,947	11,269
Total expenses	7,908,740	1,051,315	360,741	234,287
Fees contractually waived by Adviser	(133,186)	(39,523)	(181,313)	(68,719)
Net operating expenses	7,775,554	1,011,792	179,428	165,568
Net investment income	1,949,783	309,292	823,790	(47,127)

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS – Continued
For the Year Ended May 31, 2025

	North Square	North Square	North Square	North Square
	Tactical Growth	Tactical	Core Plus	Kennedy
	Fund	Defensive Fund	Bond Fund	MicroCap Fund(a)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	$8,994,961	$(126,310)	$5,474,216	$1,284,716
Written options	—	—	401,655	—
Purchased options	—	—	(1,055,767)	—
Futures contracts	—	—	281,185	—
Foreign currency	—	—	12,950	2
Net realized gain (loss)	8,994,961	(126,310)	5,114,239	1,284,718
Net change in unrealized appreciation (depreciation) on:
Investments	37,854,237	(1,007,148)	(4,815,786)	1,333,374
Written options	—	—	(282,781)	—
Purchased options	—	—	731,754	—
Futures contracts	—	—	(32,860)	—
Foreign currency	—	—	31	—
Net change in unrealized appreciation	37,854,237	(1,007,148)	(4,399,642)	1,333,374
Net realized and change in unrealized gain on investments and foreign currency	46,849,198	(1,133,458)	714,597	2,618,092
Net increase in net assets resulting from operations	$48,798,981	$(824,166)	$1,538,387	$2,570,965

(a)	For the period June 10, 2024 (commencement of operations) to May 31, 2025.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS – Continued
For the Year Ended May 31, 2025

	North Square Select		North Square Altrinsic
	Small Cap Fund		International Equity Fund
	For the
	Seven Months	For the	For the	For the
	Ended	Year Ended	Seven Months	Year Ended
	May 31,	October 31,	Ended	October 31,
	2025(a)	2024	May 31, 2025(a)	2024
Investment Income
Dividend income	$162,152	$231,783	$2,556,551	$3,557,655
Non-cash income	—	—	137,392	—
Interest income	—	20,910	—	251,842
Foreign dividend taxes withheld	—	—	(280,992)	(358,926)
Total investment income	162,152	252,693	2,412,951	3,450,571

Expenses
Adviser fees (Note 3)	103,226	164,016	528,322	967,589
Registration fees	16,568	30,853	14,942	42,817
Fund administration fees	13,135	18,906	53,706	87,661
Custody fees	2,676	9,680	35,206	48,752
Fund accounting fees	4,376	7,499	4,374	7,501
Legal fees	698	5,293	2,918	25,832
Audit fees	1,945	4,590	10,559	24,479
Trustees’ fees and expenses	2,275	3,599	9,321	18,660
Shareholder reporting fees	4,785	2,578	4,533	9,675
Shareholder servicing fees - Class A (Note 6)	—	20	—	72,567
Shareholder servicing fees - Class I (Note 6)	1,475	2,343	39,623	161
Chief compliance officer fees (Note 3)	1,265	1,570	5,939	8,218
Transfer agent fees and expenses	763	958	2,318	2,208
Pricing	496	917	8,009	13,808
Insurance	371	812	1,850	4,866
Interest expense	—	—	4,560	615
Other expenses	7,775	13,064	20,881	28,352
Total expenses	161,829	266,698	747,061	1,363,761
Fees contractually waived by Adviser	(23,132)	(46,346)	(101,189)	(189,973)
Net operating expenses	138,697	220,352	645,872	1,173,788
Net investment income	23,455	32,341	1,767,079	2,276,783

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(230,765)	1,922,555	3,322,990	4,676,248
Foreign currency	—	—	(20,769)	(23,708)
Net realized gain (loss)	(230,765)	1,922,555	3,302,221	4,652,540
Net change in unrealized appreciation (depreciation) on:
Investments	(1,109,130)	5,065,744	8,107,425	11,773,770
Foreign currency	—	—	35,745	3,637
Net change in unrealized appreciation	(1,109,130)	5,065,744	8,143,170	11,777,407
Net realized and change in unrealized gain on investments and foreign currency	(1,339,895)	6,988,299	11,445,391	16,429,947
Net increase in net assets resulting from operations	$(1,316,440)	$7,020,640	$13,212,470	$18,706,730

(a)	The Fund changed its fiscal year to May 31.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS – Continued
For the Year Ended May 31, 2025

	North Square		North Square
	McKee Bond Fund		Strategic Income Fund
	For the
	Seven Months	For the	For the	For the
	Ended	Year Ended	Seven Months	Year Ended
	May 31,	October 31,	Ended	October 31,
	2025(a)	2024	May 31, 2025(a)	2024
Investment Income
Dividend income	$92,626	$106,456	$395,470	$784,153
Dividend income from affiliated regulated investment companies	—	—	56,260	—
Interest income	4,427,755	5,214,632	8,876,948	8,183,643
Foreign dividend taxes withheld	—	—	(7,190)	(4,851)
Total investment income	4,520,381	5,321,088	9,321,488	8,962,945

Expenses
Adviser fees (Note 3)	235,909	288,633	1,011,179	1,194,659
Registration fees	33,216	78,230	33,783	70,238
Fund administration fees	84,112	84,671	135,565	121,275
Custody fees	20,346	21,340	10,514	24,945
Fund accounting fees	4,959	8,500	9,370	16,499
Legal fees	8,769	24,083	13,674	36,376
Audit fees	23,814	23,694	42,789	32,576
Trustees’ fees and expenses	13,812	18,652	22,497	25,391
Shareholder reporting fees	6,808	8,897	25,419	20,680
Shareholder servicing fees - Class A (Note 6)	—	—	3,344	2,961
Shareholder servicing fees - Class I (Note 6)	1,379	142	116,664	118,086
Chief compliance officer fees (Note 3)	8,373	7,713	13,367	11,199
Transfer agent fees and expenses	1,122	1,147	10,005	1,674
Pricing	47,734	77,101	19,013	24,871
Insurance	2,120	4,009	2,913	7,202
Distribution fees - Class A (Note 7)	—	—	5,572	4,935
Interest expense	—	1,892	559	484
Other expenses	29,671	29,832	34,690	39,688
Total expenses	522,144	678,536	1,510,917	1,753,739
Fees contractually waived by Adviser	(220,516)	(337,296)	(258,884)	(212,414)
Net operating expenses	301,628	341,240	1,252,033	1,541,325
Net investment income	4,218,753	4,979,848	8,069,455	7,421,620

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS – Continued
For the Year Ended May 31, 2025

	North Square		North Square
	McKee Bond Fund		Strategic Income Fund
	For the
	Seven Months	For the	For the	For the
	Ended	Year Ended	Seven Months	Year Ended
	May 31,	October 31,	Ended	October 31,
	2025(a)	2024	May 31, 2025(a)	2024
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	$(1,282,181)	$(1,382,432)	$3,595,221	$6,517,191
Written options	—	—	—	(577,686)
Purchased options	—	—	(5,601,850)	10,202,663
Futures contracts	—	—	10,884,181	(8,159,612)
Swaps contracts	—	—	292,042	(368,334)
Foreign currency	—	—	(14,452)	1,121
Net realized gain (loss)	(1,282,181)	(1,382,432)	9,155,142	7,615,343
Net change in unrealized appreciation (depreciation) on:
Investments	(107,175)	8,778,797	416,599	12,602,879
Affiliated issuers	—	—	(2,950)
Purchased options	—	—	1,042,188	(905,000)
Futures contracts	—	—	(1,259,251)	669,249
Swap contracts	—	—	(475,333)	65,046
Foreign currency	—	—	(1,538)	—
Net change in unrealized appreciation	(107,175)	8,778,797	(280,285)	12,432,174
Net realized and change in unrealized gain on investments and foreign currency	(1,389,356)	7,396,365	8,874,857	20,047,517
Net increase in net assets resulting from operations	$2,829,397	$12,376,213	$16,944,312	$27,469,137

(a)	The Fund changed its fiscal year to May 31.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS – Continued
For the Year Ended May 31, 2025

	North Square Small
	Cap Value Fund
	For the
	Seven Months	For the
	Ended	Year Ended
	May 31,	October 31,
	2025(a)	2024
Investment Income
Dividend income	$3,781,313	$6,978,789
Foreign dividend taxes withheld	(45,016)	(70,135)
Total investment income	3,736,297	6,908,654

Expenses
Adviser fees (Note 3)	1,367,040	2,364,782
Registration fees	32,746	49,751
Fund administration fees	112,885	181,675
Custody fees	21,679	30,795
Fund accounting fees	35,932	68,228
Legal fees	11,246	25,602
Audit fees	33,142	18,749
Trustees’ fees and expenses	13,496	11,621
Shareholder reporting fees	8,502	41,064
Chief compliance officer fees (Note 3)	11,330	16,793
Transfer agent fees and expenses	18,319	26,055
Pricing	1,120	—
Insurance	2,709	5,590
Distribution fees - Investor Class (Note 7)	15,834	30,676
Other expenses	24,532	44,956
Total expenses	1,710,512	2,916,337
Fees contractually waived by Adviser	—	(33,743)
Net operating expenses	1,710,512	2,882,594
Net investment income	2,025,785	4,026,060

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(132,355)	53,912,577
In-Kind Sale	504,980	—
Foreign currency	(593)	(56)
Net realized gain (loss)	372,032	53,912,521
Net change in unrealized appreciation (depreciation) on:
Investments	(21,096,788)	(6,765,412)
Net change in unrealized appreciation	(21,096,788)	(6,765,412)
Net realized and change in unrealized gain on investments and foreign currency	(20,724,756)	47,147,109
Net increase in net assets resulting from operations	$(18,698,971)	$51,173,169

(a)	The Fund changed its fiscal year to May 31.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

			North Square Dynamic
	North Square Spectrum Alpha Fund		Small Cap Fund		North Square Multi Strategy Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$793,207	$(660,029)	$261,487	$174,509	$597,875	$331,454
Net realized gain (loss) on investments	4,485,448	(2,841,220)	7,962,789	17,803,088	3,892,875	544,193
Net change in unrealized appreciation on investments	(3,151,090)	23,365,620	(17,860,686)	25,883,930	(1,566,832)	6,867,212
Net increase (decrease) in net assets resulting from operations	2,127,565	19,864,371	(9,636,410)	43,861,527	2,923,918	7,742,859

Distributions to Shareholders
Class A	—	—	(2,527,626)	(43,484)	(625,150)	(371,931)
Class I	—	—	(18,375,432)	(213,029)	(160,917)	(126,915)
Total distributions	—	—	(20,903,058)	(256,513)	(786,067)	(498,846)

Capital Transactions - Class A
Proceeds from shares sold	1,475,821	1,576,816	7,692,189	38,833,380	282,505	575,113
Reinvestment of distributions	—	—	2,522,486	43,473	604,281	357,964
Amount paid for shares redeemed	(8,624,247)	(9,453,686)	(7,821,381)	(5,156,994)	(5,368,800)	(4,964,468)
Total Class A	(7,148,426)	(7,876,870)	2,393,294	33,719,859	(4,482,014)	(4,031,391)

Capital Transactions - Class I
Proceeds from shares sold	673,587	3,630,776	343,434,650	114,015,380	1,800,160	2,470,536
Reinvestment of distributions	—	—	18,030,719	212,781	154,836	123,201
Amount paid for shares redeemed	(8,518,563)	(7,340,364)	(95,825,740)	(21,384,160)	(2,681,590)	(4,171,290)
Total Class I	(7,844,976)	(3,709,588)	265,639,629	92,844,001	(726,594)	(1,577,553)
Net increase (decrease) in net assets resulting from capital transactions	(14,993,402)	(11,586,458)	268,032,923	126,563,860	(5,208,608)	(5,608,944)
Total Increase (Decrease) in Net Assets	(12,865,837)	8,277,913	237,493,455	170,168,874	(3,070,757)	1,635,069

Net Assets
Beginning of year	81,600,008	73,322,095	248,891,487	78,722,613	40,488,285	38,853,216
End of year	$68,734,171	$81,600,008	$486,384,942	$248,891,487	$37,417,528	$40,488,285

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

			North Square Dynamic
	North Square Spectrum Alpha Fund		Small Cap Fund		North Square Multi Strategy Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2025	2024	2025	2024	2025	2024
Share Transactions - Class A
Shares sold	188,976	239,895	511,000	3,254,039	15,976	37,274
Shares issued in reinvestment of distributions	—	—	166,391	3,136	34,121	22,387
Shares redeemed	(1,083,541)	(1,386,077)	(520,572)	(377,252)	(303,009)	(315,990)
Total Class A	(894,565)	(1,146,182)	156,819	2,879,923	(252,912)	(256,329)

Share Transactions - Class I
Shares sold	65,556	422,819	23,205,525	8,573,875	91,996	145,423
Shares issued in reinvestment of distributions	—	—	1,187,794	15,352	8,010	7,068
Shares redeemed	(812,072)	(826,174)	(6,620,131)	(1,606,084)	(139,903)	(242,272)
Total Class I	(746,516)	(403,355)	17,773,188	6,983,143	(39,897)	(89,781)

Net increase (decrease) in shares outstanding	(1,641,081)	(1,549,537)	17,930,007	9,863,066	(292,809)	(346,110)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square Preferred and				North Square Tactical
	Income Securities Fund		North Square Tactical Growth Fund		Defensive Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$11,407,902	$4,233,578	$1,949,783	$3,211,349	$309,292	$544,283
Net realized gain (loss) on investments and foreign currency transactions	8,196,679	2,775,248	8,994,961	12,872,568	(126,310)	4,094,815
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(846,518)	9,175,381	37,854,237	61,867,791	(1,007,148)	3,185,548
Net increase in net assets resulting from operations	18,758,063	16,184,207	48,798,981	77,951,708	(824,166)	7,824,646

Distributions to Shareholders
From Earnings
Class A	—	—	(2,172,276)	(701,954)	(174,955)	—
Class C	—	—	(919,073)	—	(6,183)	—
Class I	(14,185,775)	(3,314,596)	(8,760,252)	(3,377,358)	(363,265)	—
From Return of Capital
Class I	—	(839,988)	—	—	—	—
Total distributions	(14,185,775)	(4,154,584)	(11,851,601)	(4,079,312)	(544,403)	—

Capital Transactions - Class A
Proceeds from shares sold			17,258,047	21,245,150	349,278	818,462
Proceeds from redemption fees			—	770	—	—
Reinvestment of distributions			1,914,890	629,468	168,007	—
Amount paid for shares redeemed			(20,034,760)	(26,357,167)	(3,011,965)	(3,413,638)
Total Class A			(861,823)	(4,481,779)	(2,494,680)	(2,595,176)

Capital Transactions - Class C
Proceeds from shares sold			3,998,447	4,230,080	109,687	94,402
Reinvestment of distributions			897,024	—	6,183	—
Amount paid for shares redeemed			(15,090,059)	(24,963,389)	(671,184)	(1,223,271)
Total Class C			(10,194,588)	(20,733,309)	(555,314)	(1,128,869)

Capital Transactions - Class I
Proceeds from shares sold	273,440,370	104,780,929	46,332,829	65,165,888	3,014,908	2,439,688
Reinvestment of distributions	14,181,999	4,154,584	7,906,772	2,972,288	360,751	—
Amount paid for shares redeemed	(115,538,294)	(23,156,057)	(63,697,452)	(72,805,759)	(4,048,382)	(11,399,115)
Total Class I	172,084,075	85,779,456	(9,457,851)	(4,667,583)	(672,723)	(8,959,427)
Net increase (decrease) in net assets resulting from capital transactions	172,084,075	85,779,456	(20,514,262)	(29,882,671)	(3,722,717)	(12,683,472)
Total Increase (Decrease) in Net Assets	176,656,363	97,809,079	16,433,118	43,989,725	(5,091,286)	(4,858,826)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square Preferred and				North Square Tactical
	Income Securities Fund		North Square Tactical Growth Fund		Defensive Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2025	2024	2025	2024	2025	2024
Net Assets
Beginning of year	$144,385,903	$46,576,824	$515,432,253	$471,442,528	$55,696,291	$60,555,117
End of year	$321,042,266	$144,385,903	$531,865,371	$515,432,253	$50,605,005	$55,696,291

Share Transactions - Class A
Shares sold			1,115,017	1,577,034	20,006	51,284
Shares issued in reinvestment of distributions			121,967	45,647	9,444	—
Shares redeemed			(1,295,184)	(1,936,331)	(169,173)	(208,049)
Total Class A			(58,200)	(313,650)	(139,723)	(156,765)

Share Transactions - Class C
Shares sold			275,385	329,200	6,949	6,527
Shares issued in reinvestment of distributions			61,524	—	389	—
Shares redeemed			(1,051,753)	(1,995,428)	(42,764)	(84,627)
Total Class C			(714,844)	(1,666,228)	(35,426)	(78,100)

Share Transactions - Class I
Shares sold	12,911,209	5,370,868	2,907,363	4,663,326	164,047	145,990
Shares issued in reinvestment of distributions	666,609	214,556	491,715	210,651	19,681	—
Shares redeemed	(5,445,181)	(1,208,295)	(3,997,826)	(5,171,853)	(222,563)	(673,086)
Total Class I	8,132,637	4,377,129	(598,748)	(297,876)	(38,835)	(527,096)

Net increase (decrease) in shares outstanding	8,132,637	4,377,129	(1,371,792)	(2,277,754)	(213,984)	(761,961)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

			North Square
			Kennedy
	North Square Core		MicroCap
	Plus Bond Fund		Fund(a)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	May 31,	May 31,	May 31,
	2025	2024	2025
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$823,790	$416,796	$(47,127)
Net realized gain (loss) on investments	5,114,239	(17,094)	1,284,718
Net change in unrealized appreciation (depreciation) on investments	(4,399,642)	(440,424)	1,333,374
Net increase (decrease) in net assets resulting from operations	1,538,387	(40,722)	2,570,965

Distributions to Shareholders
Class A	—	(28,157)	—
Class C	—	(13,206)	—
Class I	(3,728,049)	(369,458)	(347,205)
Total distributions	(3,728,049)	(410,821)	(347,205)

Capital Transactions - Class A
Proceeds from shares sold	471	596,335
Reinvestment of distributions	—	27,840
Amount paid for shares redeemed	(133,631)	(807,600)
Shares exchanged for Class I	(1,086,580)	—
Total Class A	(1,219,740)	(183,425)

Capital Transactions - Class C
Proceeds from shares sold	—	—
Reinvestment of distributions	—	13,206
Amount paid for shares redeemed	(27,757)	(1,233,778)
Shares exchanged for Class I	(1,493,321)	—
Total Class C	(1,521,078)	(1,220,572)

Capital Transactions - Class I
Proceeds from shares sold	8,475,784	1,098,323	19,284,733
Shares exchanged from Class A	1,086,580	—	—
Shares exchanged from Class C	1,493,321	—	—
Reinvestment of distributions	3,056,675	369,457	347,205
Amount paid for shares redeemed	(4,441,257)	(7,775,863)	(75,703)
Total Class I	9,671,103	(6,308,083)	19,556,235
Net decrease in net assets resulting from capital transactions	6,930,285	(7,712,080)	19,556,235
Total Decrease in Net Assets	4,740,623	(8,163,623)	21,779,995

Net Assets
Beginning of year	18,632,841	26,796,464	—
End of year	23,373,464	18,632,841	21,779,995

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

			North Square
			Kennedy
	North Square Core		MicroCap
	Plus Bond Fund		Fund(a)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	May 31,	May 31,	May 31,
	2025	2024	2025
Share Transactions - Class A
Shares sold	46	58,803
Shares issued in reinvestment of distributions	—	2,793
Shares redeemed	(12,875)	(79,887)
Shares exchanged for Class I	(100,471)	—
Total Class A	(113,300)	(18,291)

Share Transactions - Class C
Shares sold	—	—
Shares issued in reinvestment of distributions	—	1,361
Shares redeemed	(2,793)	(125,752)
Shares exchanged for Class I	(142,684)	—
Total Class C	(145,477)	(124,391)

Share Transactions - Class I
Shares sold	850,422	108,405	1,832,044
Shares exchanged from Class A	100,471	—	—
Shares exchanged from Class C	142,684	—	—
Shares issued in reinvestment of distributions	329,170	36,835	29,524
Shares redeemed	(451,361)	(765,198)	(6,733)
Total Class I	971,386	(619,958)	1,854,835

Net decrease in shares outstanding	712,609	(762,640)	1,854,835

(a)	For the period June 10, 2024 (commencement of operations) to May 31, 2025.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square Select Small Cap Fund			North Square Altrinsic International Equity Fund
	For the	For the	For the	For the	For the	For the
	Seven Months	Year Ended	Year Ended	Seven Months	Year Ended	Year Ended
	Ended	October 31,	October 31,	Ended	October 31,	October 31,
	May 31, 2025(a)	2024	2023	May 31, 2025(a)	2024	2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$23,455	$32,341	$177,062	$1,767,079	$2,276,783	$1,778,998
Net realized gain (loss) on investments and foreign currency transactions	(230,765)	1,922,555	(1,503,431)	3,302,221	4,652,540	673,072
Net change in unrealized appreciation on investments and foreign currency translations	(1,109,130)	5,065,744	740,959	8,143,170	11,777,407	6,609,838
Net increase (decrease) in net assets resulting from operations	(1,316,440)	7,020,640	(585,410)	13,212,470	18,706,730	9,061,908

Distributions to Shareholders
Class I	(298,513)	(176,974)	(1,298,708)	(6,407,678)	(1,865,124)	(1,012,568)
Total distributions	(298,513)	(176,974)	(1,298,708)	(6,407,678)	(1,865,124)	(1,012,568)

Capital Transactions - Class I
Proceeds from shares sold	272,269	3,631,975	113,053	2,795,765	6,663,191	40,742,334
Reinvestment of distributions	298,512	176,974	1,298,708	6,404,695	1,865,124	920,902
Amount paid for shares redeemed	(738,371)	(2,239,433)	(3,308,516)	(32,184,222)	(9,354,057)	(2,306,091)
Total Class I	(167,590)	1,569,516	(1,896,755)	(22,983,762)	(825,742)	39,357,145
Net increase (decrease) in net assets resulting from capital transactions	(167,590)	1,569,516	(1,896,755)	(22,983,762)	(825,742)	39,357,145
Total Increase (Decrease) in Net Assets	(1,782,543)	8,413,182	(3,780,873)	(16,178,970)	16,015,864	47,406,485

Net Assets
Beginning of year	25,498,920	17,085,738	20,866,611	123,990,531	107,974,667	60,568,182
End of year	$23,716,377	$25,498,920	$17,085,738	$107,811,561	$123,990,531	$107,974,667

Share Transactions - Class I
Shares sold	22,036	311,821	11,482	248,944	599,622	4,030,452
Shares issued in reinvestment of distributions	22,683	15,456	138,526	601,945	174,148	96,103
Shares redeemed	(63,966)	(183,853)	(336,751)	(2,837,490)	(851,555)	(222,848)
Total Class I	(19,247)	143,424	(186,743)	(1,986,601)	(77,785)	3,903,707

Net increase (decrease) in shares outstanding	(19,247)	143,424	(186,743)	(1,986,601)	(77,785)	3,903,707

(a)	The Fund changed its fiscal year to May 31.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square McKee Bond Fund			North Square Strategic Income Fund
	For the	For the	For the	For the	For the	For the
	Seven Months	Year Ended	Year Ended	Seven Months	Year Ended	Year Ended
	Ended	October 31,	October 31,	Ended	October 31,	October 31,
	May 31, 2025(a)	2024	2023	May 31, 2025(a)	2024	2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$4,218,753	$4,979,848	$3,495,243	$8,069,455	$7,421,620	$6,661,239

Net realized gain (loss) on investments	(1,282,181)	(1,382,432)	(5,045,601)	9,155,142	7,615,343	(10,180,960)

Net change in unrealized appreciation on investments	(107,175)	8,778,797	1,712,146	(280,285)	12,432,174	1,504,489
Net increase (decrease) in net assets resulting from operations	2,829,397	12,376,213	161,788	16,944,312	27,469,137	(2,015,232)

Distributions to Shareholders
From earnings:
Class A	—	—	—	(80,118)	(73,773)	(4,100)
Class I	(634,904)	(61,815)	(49,830)	(7,330,453)	(6,942,883)	(5,222,210)
Class R6	(3,559,574)	(4,982,563)	(3,508,324)	—
From return of capital:
Class A	—	—	—	—	—	(1,661)
Class I	—	—	—	—	—	(1,446,226)
Total distributions	(4,194,478)	(5,044,378)	(3,558,154)	(7,410,571)	(7,016,656)	(6,674,197)

Capital Transactions - Class A
Proceeds from shares sold				8,550,612	2,596,881	425,520	(b)
Reinvestment of distributions				78,344	72,664	5,761	(b)
Amount paid for shares redeemed				(7,622,827)	(101,805)	(4,498	) (b)
Total Class A				1,006,129	2,567,740	426,783

Capital Transactions - Class I
Proceeds from shares sold	33,021,127	2,764,829	5,735,885	263,832,971	90,230,819	101,927,590
Reinvestment of distributions	634,904	61,816	49,934	7,046,523	6,815,581	6,548,802
Amount paid for shares redeemed	(2,163,347)	(319,394)	(5,429,301)	(39,844,801)	(45,564,830)	(71,013,141)
Total Class I	31,492,684	2,507,251	356,518	231,034,693	51,481,570	37,463,251

Capital Transactions – Class R6
Proceeds from shares sold	23,655,411	65,448,468	8,876,820
Reinvestment of distributions	3,167,044	4,333,394	3,077,688
Amount paid for shares redeemed	(33,613,545)	(23,359,887)	(16,531,761)
Total Class R6	(6,791,090)	46,421,975	(4,577,253)
Net increase (decrease) in net assets resulting from capital transactions	24,701,594	48,929,226	(4,220,735)	232,040,822	54,049,310	37,890,034

Total Increase (Decrease) in Net Assets	23,336,513	56,261,061	(7,617,101)	241,574,563	74,501,791	29,200,605

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square McKee Bond Fund			North Square Strategic Income Fund
	For the	For the	For the	For the	For the	For the
	Seven Months	Year Ended	Year Ended	Seven Months	Year Ended	Year Ended
	Ended	October 31,	October 31,	Ended	October 31,	October 31,
	May 31, 2025(a)	2024	2023	May 31, 2025(a)	2024	2023
Net Assets
Beginning of year	$156,242,724	$99,981,663	$107,598,764	$217,327,685	$142,825,894	$113,625,289
End of year	$179,579,237	$156,242,724	$99,981,663	$458,902,248	$217,327,685	$142,825,894

Share Transactions - Class A
Shares sold				883,665	289,215	49,259	(b)
Shares issued in reinvestment of distributions				8,241	7,960	680	(b)
Shares redeemed				(794,457)	(10,815)	(520	) (b)
Total Class A				97,449	286,360	49,419

Share Transactions - Class I
Shares sold	3,864,921	315,451	653,356	27,639,093	9,889,992	11,563,128
Shares issued in reinvestment of distributions	72,867	7,054	5,716	739,676	752,420	756,054
Shares redeemed	(248,370)	(37,100)	(633,096)	(4,190,046)	(5,096,043)	(8,195,001)
Total Class I	3,689,418	285,405	25,976	24,188,723	5,546,369	4,124,181

Share Transactions – Class R6
Shares sold	2,681,343	7,469,975	1,025,551
Shares issued in reinvestment of distributions	360,674	493,049	355,603
Shares redeemed	(3,900,271)	(2,676,162)	(1,889,456)
Total Class R6	(858,254)	5,286,862	(508,302)

Net increase (decrease) in shares outstanding	2,831,164	5,572,267	(482,326)	24,286,172	5,832,729	4,173,600

(a)	The Fund changed its fiscal year to May 31.

(b)	For the period February 28, 2023 (commencement of operations) to October 31, 2023.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square Small Cap Value Fund
	For the	For the	For the
	Seven Months	Year Ended	Year Ended
	Ended	October 31,	October 31,
	May 31, 2025(a)	2024	2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,025,785	$4,026,060	$3,548,732
Net realized gain (loss) on investments	372,032	53,912,521	24,517,681
Net change in unrealized appreciation on investments	(21,096,788)	(6,765,412)	(25,792,835)
Net increase (decrease) in net assets resulting from operations	(18,698,971)	51,173,169	2,273,578

Distributions to Shareholders
From earnings:
Class I	(56,203,930)	(26,331,059)	(24,191,148)
Investor Class	(2,354,671)	(1,260,166)	(1,234,139)
Total distributions	(58,558,601)	(27,591,225)	(25,425,287)

Capital Transactions - Class I
Proceeds from shares sold	24,254,319	39,745,554	30,368,927
Reinvestment of distributions	53,703,016	25,583,546	23,535,633
Amount paid for shares redeemed	(95,529,210)	(32,534,020)	(47,039,458)
Total Class I	(17,571,875)	32,795,080	6,865,102

Capital Transactions – Investor Class
Proceeds from shares sold	273,431	651,384	859,252
Reinvestment of distributions	2,324,535	1,242,862	1,216,320
Amount paid for shares redeemed	(1,885,672)	(2,188,675)	(1,823,827)
Total Investor Class	712,294	(294,429)	251,745
Net increase (decrease) in net assets resulting from capital transactions	(16,859,581)	32,500,651	7,116,847
Total Increase (Decrease) in Net Assets	(94,117,153)	56,082,595	(16,034,862)

Net Assets
Beginning of year	288,634,018	232,551,423	248,586,285
End of year	$194,516,865	$288,634,018	$232,551,423

Share Transactions - Class I
Shares sold	1,326,970	1,777,625	1,430,404
Shares issued in reinvestment of distributions	3,027,227	1,177,337	1,174,433
Shares redeemed	(5,548,799)	(1,458,983)	(2,186,910)
Total Class I	(1,194,602)	1,495,979	417,927

Share Transactions – Investor Class
Shares sold	15,508	29,324	40,338
Shares issued in reinvestment of distributions	131,776	57,460	60,938
Shares redeemed	(106,183)	(100,130)	(87,142)
Total Investor Class	41,101	(13,346)	14,134

Net increase (decrease) in shares outstanding	(1,153,501)	1,482,633	432,061

(a)	The Fund changed its fiscal year to May 31.

See accompanying Notes to Financial Statements.

North Square Spectrum Alpha Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during each year)

	For the Years Ended May 31,
	2025	2024		2023		2022		2021
Selected Per Share Data:
Net asset value, beginning of year	$7.54	$5.88		$10.78		$15.36		$12.07

Investment operations:
Net investment income (loss)(a)	0.07 (b)	(0.06	) (b)	(0.09	) (b)	(0.19	) (b)	(0.17)
Net realized and unrealized gain (loss)	0.07	1.72		(0.28)		(2.26)		5.34
Total from investment operations	0.14	1.66		(0.37)		(2.45)		5.17

Less distributions:
From net realized gains	—	—		(4.53)		(2.13)		(1.88)
Total distributions	—	—		(4.53)		(2.13)		(1.88)

Net asset value, end of year	$7.68	$7.54		$5.88		$10.78		$15.36

Total Return(c)	1.86%	28.23%		(2.25)%		(19.05)%		43.47%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$42,526	$48,531		$44,532		$56,319		$87,291
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(d)	0.97%	0.94%		0.92%		1.34%		1.75%
After fees waived and expenses reimbursed(d)	1.30%	1.30%		1.30%		1.36	% (e)	1.39%
Ratio of net investment loss to average net assets:
Before fees waived and expenses reimbursed(d)	1.26%	(0.56)%		(0.70)%		(1.29)%		(1.54)%
After fees waived and expenses reimbursed(d)	0.93%	(0.93)%		(1.07)%		(1.31)%		(1.18)%
Portfolio turnover rate(f)	19%	11%		7%		104%		33%

(a)	Based on average shares outstanding for the year.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Effective January 11, 2022, the expense cap decreased from 1.39% to 1.30%.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Spectrum Alpha Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2025	2024		2023		2022		2021
Selected Per Share Data:
Net asset value, beginning of year	$9.89	$7.68		$12.60		$17.59		$13.58

Investment operations:
Net investment income (loss)(a)	0.12 (b)	(0.06	) (b)	(0.08	) (b)	(0.17	) (b)	(0.15)
Net realized and unrealized gain (loss)	0.08	2.27		(0.31)		(2.69)		6.04
Total from investment operations	0.20	2.21		(0.39)		(2.86)		5.89

Less distributions:
From net realized gains	—	—		(4.53)		(2.13)		(1.88)
Total distributions	—	—		(4.53)		(2.13)		(1.88)

Net asset value, end of year	$10.09	$9.89		$7.68		$12.60		$17.59

Total Return(c)	2.02%	28.78%		(2.08)%		(18.90)%		43.92%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$26,208	$33,069		$28,790		$39,308		$61,121
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(d)	0.75%	0.73%		0.72%		1.12%		1.51	% (e)
After fees waived and expenses reimbursed(d)	1.05%	1.05%		1.05%		1.11	% (f)	1.08%
Ratio of net investment loss to average net assets:
Before fees waived and expenses reimbursed(d)	1.47%	(0.34)%		(0.48)%		(1.07)%		(1.31	)% (e)
After fees waived and expenses reimbursed(d)	1.17%	(0.67)%		(0.81)%		(1.06)%		(0.87)%
Portfolio turnover rate(g)	19%	11%		7%		104%		33%

(a)	Based on average shares outstanding for the year.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Ratios exclude the 12b-1 refund.

(f)	Effective January 11, 2022, the expense cap decreased from 1.14% to 1.05%.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during each period)

			For the
			Period Ended
	For the Years Ended May 31,		May 31,
	2025	2024	2023(a)
Selected Per Share Data:
Net asset value, beginning of period	$14.69	$11.15	$11.26

Investment operations:
Net investment income (loss)(b)	(0.02)	(0.01)	0.03
Net realized and unrealized gain (loss)	0.07 (c)	3.56	(0.14	) (c)
Total from investment operations	0.05	3.55	(0.11)

Less distributions:
Net investment income	—	(0.01)	—
From net realized gains	(0.82)	—	—
Total distributions	(0.82)	(0.01)	—

Net asset value, end of period	$13.92	$14.69	$11.15

Total Return(d)	(0.14)%	31.88%	(0.98	)% (e)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44,946	$45,120	$2,143
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed	1.48%	1.54%	1.54%
After fees waived and expenses reimbursed	1.24%	1.24%	1.24	% (f)
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed	(0.37)%	(0.36)%	2.99	% (f)
After fees waived and expenses reimbursed	(0.13)%	(0.06)%	3.29	% (f)
Portfolio turnover rate(g)	168%	174%	188%

(a)	For the period May 1, 2023 (commencement of operations) to May 31, 2023.

(b)	Based on average shares outstanding for the year.

(c)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	Not annualized.

(f)	Annualized.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Dynamic Small Cap Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year

	For the Years Ended May 31,
	2025	2024	2023	2022		2021
Selected Per Share Data:
Net asset value, beginning of year	$14.71	$11.15	$11.09	$18.27		$11.46

Investment operations:
Net investment income (loss)(a)	0.01	0.02	0.01	0.01		(0.04)
Net realized and unrealized gain (loss)	0.08 (e)	3.56	0.07	(1.00)		7.14
Total from investment operations	0.09	3.58	0.08	(0.99)		7.10

Less distributions:
Net investment income	(0.02)	(0.02)	(0.02)	—		(0.01)
From net realized gains	(0.82)	—	—	(6.19)		(0.28)
Total distributions	(0.84)	(0.02)	(0.02)	(6.19)		(0.29)

Net asset value, end of year	$13.96	$14.71	$11.15	$11.09		$18.27

Total Return(b)	0.14%	32.14%	0.76%	(10.43)%		62.34%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$441,439	$203,772	$76,580	$78,983		$20,369
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed	1.11%	1.18%	1.33%	1.36%		1.67%
After fees waived and expenses reimbursed	0.99%	0.99%	0.99%	1.00	% (c)	1.15%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed	(0.03)%	(0.04)%	(0.21)%	(0.30)%		(0.82)%
After fees waived and expenses reimbursed	0.10%	0.15%	0.12%	0.06%		(0.30)%
Portfolio turnover rate(d)	168%	174%	188%	177%		179%

(a)	Based on average shares outstanding for the year.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Effective July 1, 2021, the expense cap decreased from 1.15% to 0.99%.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

(e)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.

See accompanying Notes to Financial Statements.

North Square Multi Strategy Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during each year)

	For the Years Ended May 31,
	2025	2024	2023	2022	2021
Selected Per Share Data:
Net asset value, beginning of year	$16.95	$14.17	$21.10	$23.57	$16.93

Investment operations:
Net investment income (loss)(a)(b)	0.25	0.12	0.19	1.98	(0.09)
Net realized and unrealized gain (loss)	1.01	2.84	(0.53)	(2.97)	6.73
Total from investment operations	1.26	2.96	(0.34)	(0.99)	6.64

Less distributions:
Net investment income	(0.14)	(0.18)	(2.11)	—	—
From net realized gains	(0.20)	—	(4.48)	(1.48)	—
Total distributions	(0.34)	(0.18)	(6.59)	(1.48)	0.00

Net asset value, end of year	$17.87	$16.95	$14.17	$21.10	$23.57

Total Return(c)	7.49%	20.99%	(0.57)%	(4.94)%	39.20%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$29,294	$32,062	$30,433	$37,762	$45,140
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(d)(e)	1.00%	0.94%	1.23%	0.79%	0.92%
After fees waived and expenses reimbursed(d)(e)	1.00%	0.94%	0.92%	0.79%	1.13%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed(d)	1.43%	0.74%	0.79%	8.41%	(0.23)%
After fees waived and expenses reimbursed(d)	1.43%	0.74%	1.10%	8.41%	(0.44)%
Portfolio turnover rate(f)	26%	12%	13%	65%	15%

(a)	Based on average shares outstanding for the year.

(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	The Adviser does not receive management fees for Fund assets invested in other series of the Trust advised by the Adviser (affiliated investments).

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Multi Strategy Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2025	2024	2023	2022	2021
Selected Per Share Data:
Net asset value, beginning of year	$18.49	$15.43	$22.33	$24.83	$17.73

Investment operations:
Net investment income (loss)(a)(b)	0.32	0.18	0.25	2.22	0.06
Net realized and unrealized gain (loss)	1.10	3.10	(0.56)	(3.24)	7.04
Total from investment operations	1.42	3.28	(0.31)	(1.02)	7.10

Less distributions:
Net investment income	(0.18)	(0.22)	(2.11)	—	—
From net realized gains	(0.20)	—	(4.48)	(1.48)	—
Total distributions	(0.38)	(0.22)	(6.59)	(1.48)	—

Net asset value, end of year	$19.53	$18.49	$15.43	$22.33	$24.83

Total Return(c)	7.75%	21.34%	(0.38)%	(4.79)%	40.07%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$8,124	$8,426	$8,420	$10,136	$10,592
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(d)(e)	0.75%	0.70%	0.99%	0.54%	0.67	% (f)
After fees waived and expenses reimbursed(d)(e)	0.75%	0.70%	0.68%	0.54%	0.43%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed(d)	1.67%	1.06%	1.03%	8.92%	0.05	% (f)
After fees waived and expenses reimbursed(d)	1.67%	1.06%	1.34%	8.92%	0.29%
Portfolio turnover rate(g)	26%	12%	13%	65%	15%

(a)	Based on average shares outstanding for the year.

(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	The Adviser does not receive management fees for Fund assets invested in other series of the Trust advised by the Adviser (affiliated investments).

(f)	Ratios exclude 12b-1 refund.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Preferred and Income Securities Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2025	2024	2023	2022		2021
Selected Per Share Data:
Net asset value, beginning of year	$20.67	$17.86	$20.96	$23.32		$17.47

Investment operations:
Net investment income(a)	1.01	0.99	1.09	0.41		0.21
Net realized and unrealized gain (loss)	0.77	2.77	(0.89)	(0.55)		6.18
Total from investment operations	1.78	3.76	0.20	(0.14)		6.39

Less distributions:
Net investment income	(0.95)	(0.76)	(0.65)	(0.38)		(0.18)
From net realized gains	(0.26)	—	(2.31)	(1.84)		(0.36)
From return of capital	—	(0.19)	(0.34)	—		—
Total distributions	(1.21)	(0.95)	(3.30)	(2.22)		(0.54)

Net asset value, end of year	$21.24	$20.67	$17.86	$20.96		$23.32

Total Return(b)	8.74%	21.51%	1.25%	(1.49)%		37.06%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$321,042	$144,386	$46,577	$25,793		$16,186
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed	0.98%	1.04%	1.20%	1.27%		1.44	% (c)
After fees waived and expenses reimbursed	0.97%	0.97%	0.97%	0.99	% (d)	1.00%
Ratio of net investment income to average net assets:
Before fees waived and expenses reimbursed	4.74%	5.00%	5.41%	1.50%		0.59	% (c)
After fees waived and expenses reimbursed	4.74%	5.07%	5.64%	1.78%		1.03%
Portfolio turnover rate(e)	92%	115%	260%	179%		28%

(a)	Based on average shares outstanding for the year.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Ratios exclude the 12b-1 refund.

(d)	Effective January 11, 2022, the expense cap decreased from 1.00% to 0.97%.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Growth Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during each year)

	For the Years Ended May 31,
	2025	2024	2023	2022(a)	2021
Selected Per Share Data:
Net asset value, beginning of year	$14.79	$12.74	$13.59	$15.15	$11.81

Investment operations:
Net investment income (loss)(b)(c)	0.04	0.08	0.06	(0.03)	(0.09)
Net realized and unrealized gain (loss)	1.38	2.08	0.02	(0.80)	3.43
Total from investment operations	1.42	2.16	0.08	(0.83)	3.34

Less distributions:
Net investment income	(0.13)	(0.09)	(0.06)	—	—
From net realized gains	(0.22)	(0.02)	(0.87)	(0.73)	—
Total distributions	(0.35)	(0.11)	(0.93)	(0.73)	—

Net asset value, end of year	$15.86	$14.79	$12.74	$13.59	$15.15

Total Return(d)	9.56%	16.99%	1.04%	(5.93)%	28.28%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$100,224	$94,310	$85,244	$92,843	$97,180
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(e)	1.57%	1.62%	1.74%	1.61%	1.55%
After fees waived and expenses reimbursed(e)	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed(e)	0.25%	0.51%	0.24%	(0.27)%	(0.70)%
After fees waived and expenses reimbursed(e)	0.27%	0.58%	0.43%	(0.21)%	(0.70)%
Portfolio turnover rate(f)	47%	66%	96%	67%	79%

(a)	Effective June 11, 2021, the Stadion Tactical Growth Fund Class A converted to the North Square Tactical Growth Fund Class A. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	Does not include expenses of the investment companies in which the Fund invests.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Growth Fund
FINANCIAL HIGHLIGHTS
Class C

(For a share outstanding during each year)

	For the Years Ended May 31,
	2025	2024		2023		2022(a)	2021
Selected Per Share Data:
Net asset value, beginning of year	$13.70	$11.80		$12.69		$14.30	$11.24

Investment operations:
Net investment loss(b)(c)	(0.07)	(0.02	) (d)	(0.04	) (d)	(0.13)	(0.19)
Net realized and unrealized gain (loss)	1.27	1.92		0.03		(0.75)	3.25
Total from investment operations	1.20	1.90		(0.01)		(0.88)	3.06

Less distributions:
Net investment income	(0.01)	—		(0.01)		—	—
From net realized gains	(0.22)	—		(0.87)		(0.73)	—
Total distributions	(0.23)	—		(0.88)		(0.73)	—

Net asset value, end of year	$14.67	$13.70		$11.80		$12.69	$14.30

Total Return(e)	8.76%	16.10%		0.31%		(6.61)%	27.22%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$53,801	$60,037		$71,369		$84,867	$106,291
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(f)	2.32%	2.37%		2.50%		2.37%	2.31%
After fees waived and expenses reimbursed(f)	2.30%	2.30%		2.30%		2.30%	2.30%
Ratio of net investment loss to average net assets:
Before fees waived and expenses reimbursed(f)	(0.48)%	(0.22)%		(0.51)%		(1.02)%	(1.46)%
After fees waived and expenses reimbursed(f)	(0.46)%	(0.15)%		(0.31)%		(0.95)%	(1.45)%
Portfolio turnover rate(g)	47%	66%		96%		67%	79%

(a)	Effective June 11, 2021, the Stadion Tactical Growth Fund Class C converted to the North Square Tactical Growth Fund Class C. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.

(e)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Growth Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2025	2024	2023	2022(a)	2021
Selected Per Share Data:
Net asset value, beginning of year	$15.14	$13.04	$13.87	$15.42	$12.00

Investment operations:
Net investment income (loss)(b)(c)	0.08	0.11	0.09	0.01	(0.06)
Net realized and unrealized gain (loss)	1.42	2.13	0.03	(0.83)	3.48
Total from investment operations	1.50	2.24	0.12	(0.82)	3.42

Less distributions:
Net investment income	(0.16)	(0.12)	(0.08)	—	— (d)
From net realized gains	(0.22)	(0.02)	(0.87)	(0.73)	—
Total distributions	(0.38)	(0.14)	(0.95)	(0.73)	—

Net asset value, end of year	$16.26	$15.14	$13.04	$13.87	$15.42

Total Return(e)	9.91%	17.25%	1.33%	(5.71)%	28.53%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$377,840	$361,085	$314,829	$344,653	$391,964
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(f)	1.33%	1.37%	1.50%	1.38%	1.33%
After fees waived and expenses reimbursed(f)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment loss to average net assets:
Before fees waived and expenses reimbursed(f)	0.49%	0.74%	0.48%	(0.03)%	(0.48)%
After fees waived and expenses reimbursed(f)	0.52%	0.81%	0.68%	0.05%	(0.45)%
Portfolio turnover rate(g)	47%	66%	96%	67%	79%

(a)	Effective June 11, 2021, the Stadion Tactical Growth Fund Class I converted to the North Square Tactical Growth Fund Class I. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Rounds to less than $0.005 per share.

(e)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Defensive Fund
FINANCIAL HIGHLIGHTS
Class A

(For a share outstanding during each year)

	For the Years Ended May 31,
	2025	2024	2023	2022(a)	2021
Selected Per Share Data:
Net asset value, beginning of year	$17.62	$15.42	$16.05	$16.00	$12.41

Investment operations:
Net investment income (loss)(b)(c)	0.08	0.13	0.05	(0.11)	(0.10)
Net realized and unrealized gain (loss)	(0.39)	2.07	(0.68)	0.16	3.69
Total from investment operations	(0.31)	2.20	(0.63)	0.05	3.59

Less distributions:
Net investment income	(0.16)	—	—	—	—
Total distributions	(0.16)	—	—	—	—

Net asset value, end of year	$17.15	$17.62	$15.42	$16.05	$16.00

Total Return(d)	(1.77)%	14.27%	(3.93)%	0.30%	28.93%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$17,492	$20,434	$20,302	$23,392	$21,542
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(e)	1.99%	1.97%	1.97%	1.86%	1.87%
After fees waived and expenses reimbursed(e)	1.95%	1.96%	1.95%	1.86%	1.87%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed(e)	0.42%	0.79%	0.25%	(0.65)%	(0.71)%
After fees waived and expenses reimbursed(e)	0.46%	0.80%	0.29%	(0.65)%	(0.71)%
Portfolio turnover rate(f)	225%	296%	677%	289%	350%

(a)	Effective June 11, 2021, the Stadion Tactical Defensive Fund Class A converted to the North Square Tactical Defensive Fund Class A. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	Does not include expenses of the investment companies in which the Fund invests.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Defensive Fund
FINANCIAL HIGHLIGHTS
Class C

(For a share outstanding during each year)

	For the Years Ended May 31,
	2025	2024	2023		2022(a)	2021
Selected Per Share Data:
Net asset value, beginning of year	$15.70	$13.84	$14.52		$14.59	$11.40

Investment operations:
Net investment income (loss)(b)(c)	(0.04)	0.01	(0.07	) (d)	(0.21)	(0.19)
Net realized and unrealized gain (loss)	(0.36)	1.85	(0.61)		0.14	3.38
Total from investment operations	(0.40)	1.86	(0.68)		(0.07)	3.19

Less distributions:
Net investment income	(0.03)	—	—		—	—
Total distributions	(0.03)	—	—		—	—

Net asset value, end of year	$15.27	$15.70	$13.84		$14.52	$14.59

Total Return(e)	(2.54)%	13.44%	(4.68)%		(0.49)%	27.98%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,685	$3,316	$4,005		$7,265	$11,711
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(f)	2.79%	2.75%	2.74%		2.62%	2.62%
After fees waived and expenses reimbursed(f)	2.70%	2.71%	2.70%		2.62%	2.62%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed(f)	(0.37)%	0.02%	(0.52)%		(1.37)%	(1.42)%
After fees waived and expenses reimbursed(f)	(0.28)%	0.06%	(0.48)%		(1.37)%	(1.42)%
Portfolio turnover rate(g)	225%	296%	677%		289%	350%

(a)	Effective June 11, 2021, the Stadion Tactical Defensive Fund Class C converted to the North Square Tactical Defensive Fund Class C. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.

(e)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Tactical Defensive Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2025	2024	2023	2022(a)	2021
Selected Per Share Data:
Net asset value, beginning of year	$18.17	$15.86	$16.47	$16.39	$12.69

Investment operations:
Net investment income (loss)(b)(c)	0.13	0.18	0.09	(0.07)	(0.07)
Net realized and unrealized gain (loss)	(0.41)	2.13	(0.70)	0.15	3.77
Total from investment operations	(0.28)	2.31	(0.61)	0.08	3.70

Less distributions:
Net investment income	(0.20)	—	—	—	—
Total distributions	(0.20)	—	—	—	—

Net asset value, end of year	$17.69	$18.17	$15.86	$16.47	$16.39

Total Return(d)	(1.56)%	14.56%	(3.70)%	0.46%	29.16%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$30,428	$31,947	$36,249	$42,354	$44,999
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(e)	1.79%	1.77%	1.77%	1.66%	1.68%
After fees waived and expenses reimbursed(e)	1.70%	1.70%	1.70%	1.66%	1.68%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed(e)	0.62%	1.02%	0.47%	(0.44)%	(0.50)%
After fees waived and expenses reimbursed(e)	0.71%	1.09%	0.53%	(0.44)%	(0.50)%
Portfolio turnover rate(f)	225%	296%	677%	289%	350%

(a)	Effective June 11, 2021, the Stadion Tactical Defensive Fund Class I converted to the North Square Tactical Defensive Fund Class I. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	Does not include expenses of the investment companies in which the Fund invests.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Core Plus Bond Fund
FINANCIAL HIGHLIGHTS
Class I

(For a share outstanding during each year)

	For the Years Ended May 31,
	2025	2024	2023	2022(a)	2021
Selected Per Share Data:
Net asset value, beginning of year	$10.15	$10.33	$11.05	$11.71	$10.76

Investment operations:
Net investment income(b)(c)	0.40	0.20	0.13	0.05	0.09
Net realized and unrealized gain (loss)	0.36	(0.17)	(0.74)	(0.68)	0.98
Total from investment operations	0.76	0.03	(0.61)	(0.63)	1.07

Less distributions:
Net investment income	(0.44)	(0.21)	(0.11)	(0.03)	(0.11)
From net realized gains	(1.32)	—	—	—	(0.01)
Total distributions	(1.76)	(0.21)	(0.11)	(0.03)	(0.12)

Net asset value, end of year	$9.15	$10.15	$10.33	$11.05	$11.71

Total Return(d)	7.88%	0.33%	(5.56)%	(5.45)%	9.98%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$23,373	$16,070	$22,767	$35,788	$39,552
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed(e)	1.83%	2.08%	1.89%	1.68%	1.79%
After fees waived and expenses reimbursed(e)	0.91%	1.38%	1.38%	1.38%	1.38%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed(e)	3.25%	1.28%	0.73%	0.13%	0.43%
After fees waived and expenses reimbursed(e)	4.17%	1.97%	1.24%	0.43%	0.84%
Portfolio turnover rate	224%	4%	8%	16%	11%

(a)	Effective June 11, 2021, the Stadion Trilogy Alternative Return Fund Class A converted to the North Square Trilogy Alternative Return Fund Class A. See Note 1.

(b)	Based on average shares outstanding for the year.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying Notes to Financial Statements.

North Square Kennedy Micro Cap Fund
FINANCIAL HIGHLIGHTS
Class I

(For the shares outstanding during each period)

	For the
	Period Ended
	May 31,
	2025(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss)(b)	(0.04)
Net realized and unrealized gain (loss)	2.13
Total from investment operations	2.09

Less distributions:
Net investment income	(0.03)
From net realized gains	(0.32)
Total distributions	(0.35)

Net asset value, end of period	$11.74

Total Return(c)	20.91	% (d)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,780
Ratio of expenses to average net assets:
Before fees waived	2.08	% (e)
After fees waived	1.47	% (e)
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.95	)% (e)
After fees waived	(0.34	)% (e)
Portfolio turnover rate	67	% (d)

(a)	For the period June 10, 2024 (commencement of operations) to May 31, 2025.

(b)	Based on average shares outstanding for the period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

See accompanying Notes to Financial Statements.

North Square Select Small Cap Fund
FINANCIAL HIGHLIGHTS
Class I

(For the shares outstanding during each period)

	For the
	Seven Months
	Ended		For the Years Ended October 31,
	May 31, 2025*		2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of period	$12.88		$9.30	$10.31	$12.21	$9.33	$11.63

Investment operations:
Net investment income(a)	0.01		0.02	0.09	— (b)	0.04	0.08
Net realized and unrealized gain (loss)	(0.63)		3.66	(0.45)	(1.02)	3.95	(1.11)
Total from investment operations	(0.62)		3.68	(0.36)	(1.02)	3.99	(1.03)

Less distributions:
Net investment income	(0.02)		(0.10)	(0.01)	(0.03)	(0.10)	(0.07)
From net realized gains	(0.14)		—	(0.64)	(0.85)	(1.01)	(1.20)
Total distributions	(0.16)		(0.10)	(0.65)	(0.88)	(1.11)	(1.27)

Net asset value, end of period	$12.10		$12.88	$9.30	$10.31	$12.21	$9.33

Total Return(c)	(4.98	)% (d)	39.67%	(3.51)%	(9.05)%	46.09%	(10.63)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,716		$25,499	$17,086	$20,867	$10,111	$4,378
Ratio of expenses to average net assets:
Before fees waived	1.10	% (e)	1.14%	1.25%	1.24%	1.63%	1.97%
After fees waived	0.94	% (e)	0.94%	0.94%	0.94%	0.95%	0.97	% (f)
Ratio of net investment income (loss) to average net assets:
Before fees waived	0.00	% (b)(e)	(0.06)%	0.60%	(0.29)%	(0.34)%	(0.21)%
After fees waived	0.16	% (e)	0.14%	0.90%	0.01%	0.34%	0.79%
Portfolio turnover rate	33	% (d)	52%	45%	107%	45%	49%

*	The Fund changed its fiscal year to May 31.

(a)	Based on average shares outstanding for the period.

(b)	Rounds to less than $0.005 per share.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	The annual net expense ratio changed from 1.00% to 0.95% of net assets as of the close of business on February 21, 2020.

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
FINANCIAL HIGHLIGHTS
Class I

(For the shares outstanding during each period)

	For the					For the
	Seven Months					Period Ended
	Ended		For the Years Ended October 31,			October 31,
	May 31, 2025*		2024	2023	2022	2021(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.51		$9.95	$8.72	$10.88	$10.00

Investment operations:
Net investment income(b)	0.18		0.21	0.19	0.16	0.13
Net realized and unrealized gain (loss)	1.17		1.52	1.18	(2.12)	0.76
Total from investment operations	1.35		1.73	1.37	(1.96)	0.89

Less distributions:
Net investment income	(0.22)		(0.17)	(0.14)	(0.09)	(0.01)
From net realized gains	(0.37)		—	—	(0.11)	—
Total distributions	(0.59)		(0.17)	(0.14)	(0.20)	(0.01)

Net asset value, end of period	$12.27		$11.51	$9.95	$8.72	$10.88

Total Return(c)	12.55	% (d)	17.53%	15.83%	(18.30)%	8.88	% (d)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$107,812		$123,991	$107,975	$60,568	$44,733
Ratio of expenses to average net assets:
Before fees waived	1.13	% (e)	1.13%	1.17%	1.29%	1.43	% (e)
After fees waived	0.98	% (e)	0.97%	0.97%	0.97%	0.97	% (e)
Ratio of net investment income to average net assets:
Before fees waived	2.52	% (e)	1.73%	1.70%	1.37%	0.92	% (e)
After fees waived	2.67	% (e)	1.88%	1.90%	1.69%	1.38	% (e)
Portfolio turnover rate	18	% (d)	25%	27%	23%	22	% (d)

*	The Fund changed its fiscal year to May 31.

(a)	For the period December 4, 2020 (commencement of operations) to October 31, 2021.

(b)	Based on average shares outstanding for the period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
FINANCIAL HIGHLIGHTS
Class I

(For the shares outstanding during each period)

	For the						For the
	Seven Months						Period Ended
	Ended		For the Years Ended October 31,				October 31,
	May 31, 2025*		2024		2023	2022	2021(a)
Selected Per Share Data:
Net asset value, beginning of period	$8.74		$8.18		$8.48	$9.84	$9.89

Investment operations:
Net investment income(b)	0.21		0.35		0.25	0.14	0.01
Net realized and unrealized gain (loss)	(0.07)		0.57		(0.26)	(1.34)	(0.02)
Total from investment operations	0.14		0.92		(0.01)	(1.20)	(0.01)

Less distributions:
Net investment income	(0.21)		(0.36)		(0.29)	(0.16)	(0.04)
Total distributions	(0.21)		(0.36)		(0.29)	(0.16)	(0.04)

Net asset value, end of period	$8.67		$8.74		$8.18	$8.48	$9.84

Total Return(c)	1.67	% (d)	11.37%		(0.19)%	(12.33)%	(0.12	)% (d)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34,723		$2,773		$259	$48	$10
Ratio of expenses to average net assets:
Before fees waived	0.56	% (e)	0.58%		0.58%	0.77%	0.64	% (e)
After fees waived	0.47	% (e)	0.47%		0.47%	0.47%	0.47	% (e)
Ratio of net investment income to average net assets:
Before fees waived	4.07	% (e)	3.86%		2.78%	1.28%	0.13	% (e)
After fees waived	4.16	% (e)	3.98%		2.90%	1.58%	0.30	% (e)
Portfolio turnover rate	107	% (d)(f)	171	% (f)	104%	129%	321	% (d)(f)

*	The Fund changed its fiscal year to May 31.

(a)	For the period May 19, 2021 (commencement of operations) to October 31, 2021.

(b)	Based on average shares outstanding for the period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Securities purchased in-kind were excluded from the computation of the ratio.

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
FINANCIAL HIGHLIGHTS
Class R6

(For the shares outstanding during each period)

	For the						For the
	Seven Months						Period Ended
	Ended		For the Years Ended October 31,				October 31,
	May 31, 2025*		2024		2023	2022	2021(a)
Selected Per Share Data:
Net asset value, beginning of period	$8.81		$8.21		$8.50	$9.84	$10.00

Investment operations:
Net investment income(b)	0.22		0.36		0.29	0.13	0.03
Net realized and unrealized gain (loss)	(0.07)		0.60		(0.29)	(1.31)	(0.13)
Total from investment operations	0.15		0.96		—	(1.18)	(0.10)

Less distributions:
Net investment income	(0.22)		(0.36)		(0.29)	(0.16)	(0.06)
Total distributions	(0.22)		(0.36)		(0.29)	(0.16)	(0.06)

Net asset value, end of period	$8.74		$8.81		$8.21	$8.50	$9.84

Total Return(c)	1.66	% (d)	11.83%		(0.07)%	(12.14)%	0.91	% (d)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$144,856		$153,470		$99,723	$107,550	$139,281
Ratio of expenses to average net assets:
Before fees waived	0.53	% (e)	0.56%		0.56%	0.58%	0.73	% (e)
After fees waived	0.28	% (e)	0.28%		0.28%	0.28%	0.28	% (e)
Ratio of net investment income (loss) to average net assets:
Before fees waived	4.06	% (e)	3.85%		3.03%	1.08%	(0.04	)% (e)
After fees waived	4.31	% (e)	4.14%		3.31%	1.38%	0.41	% (e)
Portfolio turnover rate	107	% (d)	171	% (f)	104%	129%	321	% (d)(f)

*	The Fund changed its fiscal year to May 31.

(a)	For the period December 28, 2020 (commencement of operations) to October 31, 2021.

(b)	Based on average shares outstanding for the period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Securities purchased in-kind were excluded from the computation of the ratio.

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
FINANCIAL HIGHLIGHTS
Class A

(For the shares outstanding during each period)

	For the
	Seven Months		For the	For the
	Ended		Year Ended	Period Ended
	May 31,		October 31,	October 31,
	2025*		2024	2023(a)
Selected Per Share Data:
Net asset value, beginning of period	$9.36		$8.21	$8.85

Investment operations:
Net investment income(b)	0.25		0.36	0.25
Net realized and unrealized gain (loss)	0.26		1.13	(0.64)
Total from investment operations	0.51		1.49	(0.39)

Less distributions:
Net investment income	(0.21)		(0.34)	(0.17)
Return of capital	—		—	(0.08)
Total distributions	(0.21)		(0.34)	(0.25)

Net asset value, end of period	$9.66		$9.36	$8.21

Total Return(c)	5.54	% (d)	18.42%	(4.48	)% (d)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,187		$3,143	$406
Ratio of expenses to average net assets:
Before fees waived	1.23	% (e)	1.35%	1.30	% (e)
After fees waived	0.99	% (e)	1.15%	1.15	% (e)
Ratio of net investment income to average net assets:
Before fees waived	4.28	% (e)	3.75%	4.28	% (e)
After fees waived	4.51	% (e)	3.96%	4.41	% (e)
Portfolio turnover rate(f)	53	% (d)	115%	152	% (d)

*	The Fund changed its fiscal year to May 31.

(a)	For the period February 28, 2023 (commencement of operations) to October 31, 2023.

(b)	Based on average shares outstanding for the period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
FINANCIAL HIGHLIGHTS
Class I

(For the shares outstanding during each period)

	For the
	Seven Months
	Ended		For the Years Ended October 31,
	May 31, 2025*		2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of period	$9.36		$8.22	$8.60	$10.09	$9.99	$9.53

Investment operations:
Net investment income(a)	0.26		0.39	0.38	0.27	0.24	0.23
Net realized and unrealized gain (loss)	0.27		1.12	(0.39)	(1.26)	0.60	0.48
Total from investment operations	0.53		1.51	(0.01)	(0.99)	0.84	0.71

Less distributions:
Net investment income	(0.23)		(0.37)	(0.29)	(0.26)	(0.28)	(0.25)
From net realized gains	—		—	—	(0.24)	(0.46)	—
Return of capital	—		—	(0.08)	—	—	—
Total distributions	(0.23)		(0.37)	(0.37)	(0.50)	(0.74)	(0.25)

Net asset value, end of period	$9.66		$9.36	$8.22	$8.60	$10.09	$9.99

Total Return(b)	5.74	% (c)	18.64%	(0.27)%	(10.17)%	8.63%	7.56%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$454,716		$214,185	$142,420	$113,625	$79,460	$74,287
Ratio of expenses to average net assets:
Before fees waived	0.89	% (d)	1.02%	1.05%	1.14%	1.28%	1.48%
After fees waived	0.74	% (d)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets:
Before fees waived	4.63	% (d)	4.22%	4.17%	2.63%	2.06%	1.75%
After fees waived	4.78	% (d)	4.35%	4.32%	2.87%	2.44%	2.33%
Portfolio turnover rate(e)	53	% (c)	115%	152%	163%	77%	145%

*	The Fund changed its fiscal year to May 31.

(a)	Based on average shares outstanding for the period.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Class I

(For the shares outstanding during each period)

	For the
	Seven Months
	Ended		For the Years Ended October 31,
	May 31, 2025*		2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of period	$22.48		$20.48	$22.76	$26.29	$16.94	$20.66

Investment operations:
Net investment income(a)	0.14		0.32	0.33	0.21	0.18	0.21
Net realized and unrealized gain (loss)	(1.40)		4.11	(0.22)	(0.10)	9.38	(3.14)
Total from investment operations	(1.26)		4.43	0.11	0.11	9.56	(2.93)

Less distributions:
Net investment income	(0.36)		(0.28)	(0.23)	(0.20)	(0.21)	(0.32)
From net realized gains	(4.21)		(2.15)	(2.16)	(3.44)	—	(0.47)
Total distributions	(4.57)		(2.43)	(2.39)	(3.64)	(0.21)	(0.79)

Net asset value, end of period	$16.65		$22.48	$20.48	$22.76	$26.29	$16.94

Total Return(b)	(6.84	)% (c)	22.04%	0.71%	(0.11)%	56.77%	(14.97)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$185,046		$276,763	$221,460	$236,576	$268,989	$182,343
Ratio of expenses to average net assets:
Before fees waived	1.05	% (d)	1.04%	1.04%	1.03%	1.03%	1.07%
After fees waived	1.05	% (d)	1.03%	1.00%	1.03%	1.03%	1.07%
Ratio of net investment income to average net assets:
Before fees waived	1.27	% (d)	1.46%	1.50%	0.84%	0.80%	1.16%
After fees waived	1.27	% (d)	1.46%	1.50%	0.84%	0.80%	1.16%
Portfolio turnover rate(e)	46	% (c)	144%	116%	55%	73%	61%

*	The Fund changed its fiscal year to May 31.

(a)	Based on average shares outstanding for the period.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Investor Class

(For the shares outstanding during each period)

	For the
	Seven Months
	Ended		For the Years Ended October 31,
	May 31, 2025*		2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of period	$22.33		$20.35	$22.63	$26.16	$16.85	$20.55

Investment operations:
Net investment income(a)	0.11		0.28	0.28	0.14	0.17	0.18
Net realized and unrealized gain (loss)	(1.39)		4.07	(0.23)	(0.10)	9.30	(3.15)
Total from investment operations	(1.28)		4.35	0.05	0.04	9.47	(2.97)

Less distributions:
Net investment income	(0.30)		(0.22)	(0.17)	(0.13)	(0.16)	(0.26)
From net realized gains	(4.21)		(2.15)	(2.16)	(3.44)	—	(0.47)
Total distributions	(4.51)		(2.37)	(2.33)	(3.57)	(0.16)	(0.73)

Net asset value, end of period	$16.54		$22.33	$20.35	$22.63	$26.16	$16.85

Total Return(b)	(6.97	)% (c)	21.77%	0.43%	(0.40)%	56.45%	(15.17)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,471		$11,871	$11,092	$12,010	$13,785	$12,443
Ratio of expenses to average net assets:
Before fees waived	1.30	% (d)	1.29%	1.29%	1.28%	1.28%	1.32%
After fees waived	1.30	% (d)	1.27%	1.25%	1.28%	1.28%	1.32%
Ratio of net investment income to average net assets:
Before fees waived	1.04	% (d)	1.22%	1.26%	0.59%	0.56%	0.90%
After fees waived	1.04	% (d)	1.22%	1.26%	0.59%	0.56%	0.90%
Portfolio turnover rate(e)	46	% (c)	144%	116%	55%	73%	61%

*	The Fund changed its fiscal year to May 31.

(a)	Based on average shares outstanding for the period.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying Notes to Financial Statements.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

Note 1 – Organization

North Square Spectrum Alpha Fund (“Spectrum Alpha” or “Spectrum Alpha Fund”), North Square Dynamic Small Cap Fund (“Dynamic Small Cap” or “Dynamic Small Cap Fund”), North Square Multi Strategy Fund (“Multi Strategy” or “Multi Strategy Fund”), North Square Preferred and Income Securities Fund (“Preferred and Income Securities” or “Preferred and Income Securities Fund”), North Square Tactical Growth Fund (“Tactical Growth” or “Tactical Growth Fund”), North Square Tactical Defensive Fund (“Tactical Defensive” or “Tactical Defensive Fund”), North Square Core Plus Bond Fund (formerly known as North Square Trilogy Alternative Return Fund (“Core Plus Bond” or “Core Plus Bond Fund”)), North Square Kennedy MicroCap Fund (“Kennedy MicroCap” or “Kennedy MicroCap Fund”) North Square Select Small Cap Fund (formerly, the North Square Advisory Research Small Cap Value Fund) (“Select Small Cap” or “Select Small Cap Fund”)), North Square Altrinsic International Equity Fund (“International Equity” or “International Equity Fund”), North Square McKee Bond Fund (“McKee Bond” or “McKee Bond Fund”), North Square Strategic Income Fund (“Strategic Income” or “Strategic Income Fund”), and North Square Small Cap Value Fund (“Small Cap Value” or “Small Cap Value Fund”) (each a “Fund” and collectively the “Funds”) each organized as a series of the Exchange Place Advisors Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are diversified funds. The Amended and Restated Agreement and Declaration of Trust, dated June 24, 2024, permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is a series currently authorized by the Board.

The Spectrum Alpha Fund’s primary investment objective is to provide capital appreciation.

The Dynamic Small Cap Fund’s primary investment objective is long-term capital appreciation.

The Multi Strategy Fund’s primary investment objective is to provide capital appreciation.

The Preferred and Income Securities Fund’s primary investment objective is to seek total return through current income and capital appreciation.

The Tactical Growth Fund’s primary investment objective is to seek long-term capital appreciation. The Fund has adopted the historical performance of the Stadion Tactical Growth Fund, a former series of Stadion Investment Trust, as a result of a reorganization consummated after the close of business on June 11, 2021, in which the Fund acquired all of the assets, subject to the liabilities, of Stadion Tactical Growth Fund.

The Tactical Defensive Fund’s primary investment objective is to seek capital appreciation. The Fund has adopted the historical performance of the Stadion Tactical Defensive Fund, a former series of Stadion Investment Trust, as a result of a reorganization consummated after the close of business on June 11, 2021, in which the Fund acquired all of the assets, subject to the liabilities, of Stadion Tactical Defensive Fund.

The Core Plus Bond Fund’s primary investment objective is to seek high current income and long-term capital appreciation. Effective September 27, 2024, the Fund changed its name from the North Square Trilogy Alternative Return Fund and made certain changes to its investment objective and principal investment strategies, including the modification of the strategies to invest, under normal market conditions, at least 65% of its net assets in investment grade debt securities. The Fund may also invest in non-investment grade debt securities, and may employ a derivatives overlay strategy to, among other things, adjust the risk profile of the Fund’s portfolio. In addition, effective September 27, 2024, the Fund converted Class A and Class C shares into Class I shares. The Fund has adopted the historical performance of the Stadion Trilogy Alternative Return Fund, a former series of Stadion Investment Trust, as a result of a reorganization consummated after the close of business on June 11, 2021, in which the Fund acquired all of the assets, subject to the liabilities, of the Stadion Trilogy Alternative Return Fund.

The Kennedy MicroCap Fund’s primary investment objective is to provide capital appreciation. The Fund commenced operations on June 10, 2024.

The Select Small Cap Fund’s primary investment objective is to seek long-term capital appreciation. Effective as of the close of business on February 21, 2020, the Small Cap Value Fund acquired the assets and assumed the liabilities of the Advisory Research All Cap Value Fund, a series of Investment Managers Series Trust. Effective February 28, 2025, the North Square Advisory Research Small Cap Value Fund changed its name to the North Square Select Small Cap Fund.

The International Equity Fund’s primary investment objective is to provide long-term growth of capital. The Fund commenced operations on December 4, 2020.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

The McKee Bond Fund’s primary investment objective is to maximize total return and generate consistent outperformance of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, with a high quality and highly liquid, well diversified portfolio through opportunistic, risk-controlled management. The Fund’s R6 shares commenced operations on December 28, 2020, and Class I shares commenced operations on May 19, 2021.

The Strategic Income Fund’s primary investment objectives are to seek high current income and to seek long-term capital appreciation. Effective as of the close of business on February 21, 2020, the Strategic Income Fund acquired the assets and assumed the liabilities of the Advisory Research Strategic Income Fund, a series of Investment Managers Series Trust.

The Small Cap Value Fund’s primary investment objective is long-term capital appreciation. Concurrently with the Fund’s commencement of operations, the Fund acquired all of the assets and liabilities of the Foundry Partners Small Cap Value Fund, a series of Valued Advisers Trust (the “Predecessor Fund”), in a tax-free reorganization on April 25, 2025. In connection with the Reorganization, the Small Cap Value Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Small Cap Value Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Small Cap Value Fund. Further, the Predecessor Fund’s portfolio managers joined CSM Advisors, LLC (“CSM”) to serve as the Fund’s portfolio managers as part of the Reorganization. The Predecessor Fund had two share classes: Investor Class shares and Institutional Class shares. In the Reorganization, the holders of the Investor Class shares and Institutional Class shares of the Predecessor Fund received Investor Class shares and Class I shares, respectively, of the Fund. The Predecessor Fund is the accounting survivor. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

At the quarterly meeting of the Board on December 3-4, 2024, the Board approved a change in the fiscal year end for the Strategic Income Fund, Select Small Cap Fund, International Equity Fund, and the McKee Bond Fund from October 31 to May 31.

The shares of each class represent an interest in the same portfolio of investments of their respective Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the North Square Investments, LLC (the “Adviser”), who is responsible for the oversight functions of each Fund, using the information presented in the financial statements and financial highlights.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the Nasdaq Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value (“NAV”) of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Exchange-traded options on securities and indices purchased

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

or sold by the Funds generally will be valued at the mean of the last bid and ask prices. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the North Square Investments, LLC (the “Adviser” or “NSI”), as Valuation Designee, for all fair value determinations and responsibilities, with respect to the Fund, pursuant to procedures approved by the Board.

Options contracts are valued at the mean of the National Best Bid and Offer (NBBO) prices as determined by the Options Pricing Reporting Authority (ORPA) (which is the best bid and offer price across all of the option exchanges). If no bid price is readily available, the option shall be valued at the mean of the last quoted ask price and $0.00. If (i) no bid price is readily available, and (ii) no ask price is readily available, the option will be valued at the last valid NBBO mean price and are generally categorized as Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

Fair value pricing may be applied to foreign securities held by the Funds upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when each Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV. Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

The pricing service will use a statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board receives a report on all securities that were fair valued by the Adviser during the quarter.

(b) Purchased/Written Option Contracts

Certain of the Funds may write or purchase option contracts to adjust risk and return of its overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by such Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or loss on investment transactions. Investing in purchased and written options contracts exposes the Funds to equity price risk. For the fiscal year and period ended May 31, 2025, only the Strategic Income Fund and Core Plus Bond Fund engaged in option contracts. Additional information regarding such activity may be found in Note 11.

(c) Futures Contracts

Certain of the Funds may invest in futures contracts to hedge or manage risks associated with the Fund’s securities investments or to obtain market exposure in an effort to generate returns. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and such Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, such Fund would continue to be subject to market risk with respect to the value of the contracts. For the period ended May 31, 2025, the Preferred and Income Securities Fund, Core Plus Bond Fund and Strategic Income Fund engaged in futures contracts. Additional information regarding such activity may be found in Note 11.

(d) Credit Default Swaps

Certain of the Funds may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by a Fund. A Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, a Fund would generally receive an upfront payment or

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid investments for selling protection on credit default swaps. If a Fund were a buyer and no credit event occurs, such Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value in upfront payments. When a Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap transactions by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transaction. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Certain of the Funds may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case such Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund’s return. Additional information regarding such activity may be found in Note 11. For the fiscal year and period ended May 31, 2025, only the Strategic Income Fund entered into credit default swap contracts.

(e) Deposits with Broker

When trading derivative instruments, such as forward contracts, futures contracts or swap contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose a Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of a Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk.

Upon entering into a futures contract (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded. At May 31, 2025, the Core Plus Bond Fund, Strategic Income Fund and Preferred and Income Securities Fund had cash at broker for futures contracts of $138,527, $3,403,268 and $229,287, respectively.

Upon entering into a swap contract a Fund would be required to maintain required collateral with its custodian or swap broker in a segregated account in the name of the swap broker consisting of U.S. Government securities or cash or cash equivalents. At May 31 2025, the Strategic Income Fund had $3,421,875 cash at broker for swap contracts.

(f) Cash and Cash Equivalents

Idle cash may be swept into various interest bearing overnight demand deposits and is classified as a cash equivalent on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed the Federal Deposit Insurance Corporation (FDIC) limit of $250,000. Amounts swept overnight are available on the next business day.

(g) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Realized gains and losses on paydowns of asset-backed securities are reflected in interest income on the Statements of

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

Operations. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made. Expenses such as distribution and service fees pursuant to Rule 12b-1, transfer agent fees and expenses with respect to the Funds, that are specific to individual share classes, are accrued directly to the respective share class.

(h) Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the period in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the previous three tax year ends and the interim tax period since then, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds may utilize deemed dividends on redemptions accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

(i) Distributions to Shareholders

The Preferred and Income Securities Fund, Core Plus Bond Fund, McKee Bond Fund and Strategic Income Fund will make distributions of net investment income monthly. The Spectrum Alpha Fund, Dynamic Small Cap Fund, Multi Strategy Fund, Tactical Growth Fund, Tactical Defensive Fund, and Kennedy MicroCap Fund, Select Small Cap Fund and Altrinsic International Equity Fund, Small Cap Value Fund will make distributions of net investment income, if any, at least annually. Each Fund makes distributions of its net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex- dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(j) Line of Credit

During the fiscal year and period ended May 31, 2025, the Trust, on behalf of the Funds, entered into a short-term credit agreement (“Line of Credit”) with U.S. Bank, N.A., expiring on June 11, 2025. The Line of Credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Under the terms of the agreement, The Trust may borrow up to the lesser of $50,000,000 or 15% of each Fund’s daily market value (10% for Select Small Cap Fund).

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025 (Unaudited)

As of May 31, 2025, the Funds had no outstanding borrowings under this Line of Credit.

	Average Daily	Weighted Average	Number of Days	Interest Expense	Maximum Loan
Fund	Loan Balance(a)	Interest Rate	Outstanding(b)	Accrued	Outstanding
Spectrum Alpha Fund	$1,701,000	8.50%	1	$402	$1,701,000
Dynamic Small Cap Fund	2,520,000	7.50%	3	1,575	6,031,000
Preferred and Income Fund	4,337,636	7.51%	11	9,947	8,543,000
Core Plus Bond Fund	171,769	7.52%	13	466	562,000
International Equity Fund	3,126,857	7.50%	7	4,560	7,430,000
Strategic Income Fund	2,684,000	7.50%	1	559	2,684,000

(a)	Averages based on the number of days outstanding.

(b)	Number of Days Outstanding represents the total days during the fiscal year and period ended May 31, 2025, that a Fund utilized the Line of Credit.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Adviser based on each Fund’s average daily net assets. Fees paid to the Adviser for the fiscal year and period ended May 31, 2025, are reported on the Statements of Operations. The annual rates are listed by Fund in the below table:

Investment
Fund	Advisory Fees
Spectrum Alpha Fund	0.20%
Dynamic Small Cap Fund	0.90%
Multi Strategy Fund	0.00% - 0.50%(a)
Preferred and Income Securities Fund	0.75%
Tactical Growth Fund
First $150 million	1.25%
$150 million up to $500 million	1.00%
Thereafter	0.85%
Tactical Defensive Fund
First $150 million	1.25%
$150 million up to $500 million	1.00%
Thereafter	0.85%
Core Plus Bond Fund	0.38%(b)
Kennedy MicroCap Fund	1.20%
Select Small Cap Fund	0.70%
International Equity Fund	0.80%
McKee Bond Fund	0.24%
Strategic Income Fund	0.56%(c)
Small Cap Value Fund	0.85%

(a)	The annual advisory fee is calculated as follows: (i) 0.00% for Fund assets invested in other series of the Trust advised by the Adviser (“affiliated investments”) and (ii) 0.50% for Fund assets invested in non-affiliated investments.

(b)	The annual advisory fee was previously calculated at 1.25% on the first $150 million; 1.00% on the next $150 million to $500 million; and 0.85% thereafter. The waiver changed effective September 27, 2024.

(c)	Effective January 1, 2025, the Strategic Income Fund will pay the Adviser, an advisory fee at an annualized rate of 0.56% of the Strategic Income Fund’s average daily net assets. Prior to January 1, 2025, the Strategic Income Fund paid the Adviser an advisory fee at an annualized rate of 0.70% of the Strategic Income Fund’s average daily net assets. The Strategic Income Fund’s advisory fee is calculated daily and payable monthly, as a percentage of the Strategic Income Fund’s average daily net assets.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

The Adviser has appointed one or more Sub-Advisers to perform management services with respect to the Funds. Below are the Sub-Advisers engaged by Adviser as of May 31, 2025. The Adviser pays the Sub-Advisers from its advisory fees.

Sub-Adviser	Fund
Algert Global LLC (“Algert Global”)	Dynamic Small Cap Fund
Red Cedar Investment Management, LLC (“Red Cedar”)	Preferred and Income Securities Fund
Core Plus Bond Fund*
Strategic Income Fund
Kennedy Capital Management LLC (“Kennedy Capital”)	Kennedy MicroCap Fund
Advisory Research, Inc.	Select Small Cap Fund
CSM Advisors, LLC	Spectrum Alpha Fund**
Multi Strategy Fund**
Tactical Growth Fund **
Tactical Defensive Fund**
Core Plus Bond Fund*
McKee Bond Fund
Small Cap Value Fund
Altrinsic Global Advisors, LLC	International Equity Fund

*	Effective September 27, 2024, in conjunction with the Core Plus Bond Fund’s name change, the Fund changed its sub-advisers to CSM Advisors, LLC and Red Cedar Investment Management, LLC.

**	On December 3-4, 2024, the Board approved the novation, effective on December 20, 2024, of the sub-advisory agreement between the Advisor and NSI Retail with respect to the Spectrum Alpha Fund, Multi Strategy Fund, Tactical Growth Fund and Tactical Defensive Fund. Through the novation, CSM became the sub-adviser to those Funds. Additional information about this novation can be found in the Supplement dated December 20, 2024, to each Fund’s Prospectus, Summary Prospectus and Statement of Additional Information each dated September 27, 2024.

The Adviser has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) are limited. The agreements are effective until the dates listed below and may be terminated before those dates only by the Board. The table below contains the agreement expiration and expense cap by Fund and by Class:

		Total Limit on Annual Operating Expenses*
Fund	Agreement Expires	Class A Shares	Class C Shares	Class I Shares	Investor Class	Class R6 Shares
Spectrum Alpha Fund	September 30, 2026	1.30%		1.05%
Dynamic Small Cap Fund	September 30, 2029	1.24%		0.99%
Multi Strategy Fund	September 30, 2029	1.20%		1.17%
Preferred and Income Securities Fund	September 30, 2029			0.97%
Tactical Growth Fund	September 30, 2026	1.30%**	1.30%**	1.30%**
Tactical Defensive Fund	September 30, 2026	1.70%**	1.70%**	1.70%**
Core Plus Bond Fund	September 30, 2026			0.58%***
Kennedy MicroCap Fund	September 30, 2025			1.47%
Select Small Cap Fund	September 30, 2026****			0.94%
International Equity Fund	September 30, 2026****			0.97%
McKee Bond Fund	September 30, 2026****			0.47%		0.28%
Strategic Income Fund	September 30, 2026****	0.93%*****		0.68%*****
Small Cap Value Fund	September 30, 2027			1.25%	1.25%

*	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

**	Exclusive of payments under a Rule 12b-1 Distribution Plan.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

***	Effective September 27, 2024, the total annual fund operating expense changed from 1.38% to 0.58%.

****	Expiration date of the Fund’s expense limitation from February 28, 2026 to September 30, 2026 was approved at the June 24-25, 2025 by the Board.

*****	Effective January 1, 2025, the Adviser contractually agreed to waive the advisory fees and/or reimburse operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 0.93% and 0.68% for the Class A shares and Class I shares, respectively. Prior to January 1, 2025, the the total annual fund operating expenses were 1.15% and 0.90% for the Class A shares and Class I shares, respectively.

The Adviser is permitted to seek reimbursement from the Funds, subject to certain limitations, of fees waived or payments made to the Funds for a period ending thirty-six months after the date of the waiver or payment. This reimbursement may be requested from the Funds if the reimbursement will not cause the Funds’ annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. For the year ended May 31, 2025, the Spectrum Alpha Fund and the Preferred and Income Securities Fund recouped $251,771 and $25,492, respectively.

The Adviser may recapture all or a portion of this amount no later than the dates stated below:

				Preferred and
	Spectrum Alpha	Dynamic Small	Multi Strategy	Income Securities
	Fund	Cap Fund	Fund	Fund
May 31, 2026	$—	$238,812	$—	$94,057
May 31, 2027	—	336,562	—	58,223
May 31, 2028	—	517,274	—	6,657
	$—	$1,092,648	$—	$158,937

	Tactical Growth	Tactical Defensive	Core Plus Bond	Kennedy
	Fund	Fund	Fund	MicroCap Fund
May 31, 2026	$952,355	$36,128	$156,673	$—
May 31, 2027	360,461	28,263	153,994	—
May 31, 2028	133,186	39,523	181,313	68,719
	$1,446,002	$103,914	$491,980	$68,719

	Select Small Cap	International
	Fund	Equity	McKee Bond	Strategic Income
October 31, 2025	$58,446	$185,085	$380,908	$235,391
October 31, 2026	60,005	185,890	292,672	232,602
October 31, 2027	46,346	189,973	337,296	212,414
May 31, 2028	23,132	101,189	220,516	258,884
	$187,929	$662,137	$1,231,392	$939,291

				Small Cap Value
				Fund
October 31, 2025				$—
October 31, 2026				104,205
October 31, 2027				33,743
May 31, 2028				—
				$137,948

Ultimus Fund Solutions, LLC (the “Administrator”) serves as the Funds’ fund accountant, transfer agent and administrator. The Funds’ allocated fees incurred for fund accounting, transfer agency and fund administration for the fiscal year and period ended May 31, 2025 are reported on the Statements of Operations.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

Foreside Fund Services, LLC a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Adviser pays the Distributor a fee for its distribution related services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Funds’ allocated fees incurred for compliance services for the fiscal year and period ended May 31, 2025, are reported on the Statements of Operations.

Each Independent Trustee receives from the Trust an annual retainer of $50,000, plus an annual fee per Fund of $2,000, plus reimbursement of related expenses. The Chairperson of the Board receives an additional annual retainer of $18,750, and each of the Chairs of the Audit Committee and the Governance Committee receives an additional annual retainer of $7,500 and $3,000, respectively. In addition, effective November 3, 2023, each Independent Trustee receives from the Trust a fee of $2,000 for a meeting of the Board other than a regularly scheduled meeting.

Certain officers and a Trustee of the Trust are also employees of the Administrator or NLCS and such persons are not paid by the Funds for serving in such capacities.

Note 4 – Federal Income Taxes

At May 31, 2025, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

				Preferred and
	Spectrum Alpha	Dynamic Small	Multi Strategy	Income Securities
	Fund	Cap Fund	Fund	Fund
Tax cost of investments	$63,574,618	$483,817,518	$32,961,163	$306,332,955
Gross unrealized appreciation	5,491,415	37,725,832	4,623,363	10,302,965
Gross unrealized depreciation	(222,689)	(35,619,957)	(151,877)	(1,418,444)
Net unrealized appreciation (depreciation) on investments	$5,268,726	$2,105,875	$4,471,486	$8,884,521

	Tactical Growth	Tactical Defensive	Core Plus Bond	Kennedy
	Fund	Fund	Fund	MicroCap Fund
Tax cost of investments	$330,373,564	$48,515,771	$23,368,873	$20,370,054
Gross unrealized appreciation	202,037,051	2,099,709	78,404	2,516,787
Gross unrealized depreciation	—	—	(416,560)	(1,062,844)
Net unrealized appreciation (depreciation) on investments	$202,037,051	$2,099,709	$(338,156)	$1,453,943

	Select Small Cap	International	McKee Bond	Strategic Income
	Fund	Equity	Fund	Fund
Tax cost of investments	$20,782,764	$90,673,862	$182,841,732	$423,966,071
Gross unrealized appreciation	3,588,756	19,984,907	681,167	11,138,780
Gross unrealized depreciation	(659,834)	(3,832,773)	(4,892,963)	(2,928,274)
Net unrealized appreciation (depreciation) on investments	$2,928,922	$16,152,134	$(4,211,796)	$8,210,506

				Small Cap Value
				Fund
Tax cost of investments				$210,387,330
Gross unrealized appreciation				5,484,043
Gross unrealized depreciation				(29,178,786)
Net unrealized appreciation (depreciation) on investments				$(23,694,743)

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Reclassifications are caused primarily by the utilization of earnings and profits distributed to shareholders on redemption of shares and net operating losses. For the fiscal year ended May 31, 2025, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/ loss as follows:

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

		Accumulated Earnings
	Paid-In Capital	(Deficit)
Spectrum Alpha Fund	$761,626	$(761,626)
Dynamic Small Cap Fund	1,639,026	(1,639,026)
Multi Strategy Fund	497,682	(497,682)
Preferred and Income Securities Fund	1,121,210	(1,121,210)
Tactical Growth Fund	947,202	(947,202)
Kennedy MicroCap Fund	4,759	(4,759)
International Equity Fund	162,790	(162,790)
McKee Bond Fund	1	(1)
Strategic Income Fund	144,071	(144,071)
Small Cap Value Fund	1,432,042	(1,432,042)

As of May 31, 2025, the components of accumulated earnings (deficit) on a tax basis for the Funds were as follows:

				Preferred and
	Spectrum Alpha	Dynamic Small	Multi Strategy	Income Securities
	Fund	Cap Fund	Fund	Fund
Undistributed ordinary income	$—	$—	$605,513	$1,334,294
Undistributed long term capital gains	—	8,711,053	3,390,752	986,015
Other temporary differences	—	—	—	2,259,507
Accumulated capital and other losses	(850,852)	(10,071,322)	—	—
Undistributed capital gains	—	—	—	—
Unrealized appreciation (depreciation) on investments	5,268,726	2,105,875	4,471,486	8,885,526
Total accumulated deficit	$4,417,874	$745,606	$8,467,751	$13,465,342

	Tactical Growth	Tactical Defensive	Core Plus Bond	Kennedy
	Fund	Fund	Fund	MicroCap Fund
Undistributed ordinary income	$—	$309,172	$9,321	$819,826
Undistributed long term capital gains	5,387,448	—	—	85,398
Other temporary differences	—	—	13,902	—
Accumulated capital and other losses	—	(8,207,309)	(159,655)	—
Undistributed capital gains	—	—	—	—
Unrealized appreciation (depreciation) on investments	202,037,051	2,099,709	(338,125)	1,453,943
Total accumulated deficit	$207,424,499	$(5,798,428)	$(474,557)	$2,359,167

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

	Select Small Cap	International	McKee Bond	Strategic Income
	Fund	Equity	Fund	Fund
Undistributed ordinary income	$3,232	$1,434,583	$125,946	$258,419
Undistributed long term capital gains	—	3,187,019	—	4,122,174
Other temporary differences	—	—	—	937,628
Accumulated capital and other losses	(232,136)	—	(13,215,527)	—
Undistributed capital gains	—	—	—	—
Unrealized appreciation (depreciation) on investments	2,928,922	16,180,706	(4,211,796)	8,033,118
Total accumulated deficit	$2,700,018	$20,802,308	$(17,301,377)	$13,351,339

				Small Cap Value
				Fund
Undistributed ordinary income				$1,240,845
Unrealized appreciation (depreciation) on investments				(23,694,743)
Total accumulated deficit				$(22,453,898)

The unrealized appreciation/depreciation in the table above includes unrealized foreign currency gains (losses) of $1,005, $31, $28,572, and $(1,537) for the Preferred and Income Securities Fund, Core Plus Bond Fund, Altrinsic International Equity Fund, and Strategic Income Fund, respectively. The Strategic Income Fund also included $(175,851) of unrealized on non-1256 contracts.

The character of dividends paid to shareholders of the Funds for federal income tax purposes during the year ended May 31, 2025, seven months ended May 31, 2025 and years ended May 31, 2024, October 31, 2024 and October 31, 2023, if applicable, was as follows:

	Ordinary	Long-Term	Return of	Total
Period Ended	Income	Capital Gains	Capital	Distributions
Spectrum Alpha Fund
May 31, 2025	$—	$—	$—	$—
May 31, 2024	$—	$—	$—	$—
Dynamic Small Cap Fund
May 31, 2025	$11,923,547	$8,979,511	$—	$20,903,058
May 31, 2024	$256,513	$—	$—	$256,513
Multi Strategy Fund
May 31, 2025	$331,460	$454,607	$—	$786,067
May 31, 2024	$498,846	$—	$—	$498,846
Preferred and Income Securities Fund
May 31, 2025	$12,613,409	$1,572,366	$—	$14,185,775
May 31, 2024	$3,314,596	$—	$839,988	$4,154,584
Tactical Growth Fund
May 31, 2025	$1,949,783	$9,901,818	$—	$11,851,601
May 31, 2024	$3,211,349	$867,963	$—	$4,079,312
Tactical Defensive Fund
May 31, 2025	$544,403	$—	$—	$544,403
May 31, 2024	$—	$—	$—	$—
Core Plus Bond Fund
May 31, 2025	$929,156	$2,798,893	$—	$3,728,049
May 31, 2024	$410,821	$—	$—	$410,821
Kennedy MicroCap Fund
Period ended May 31, 2025*	$281,065	$66,140	$—	$347,205
Select Small Cap Fund
Seven months ended May 31, 2025**	$30,436	$268,077	$—	$298,513
October 31, 2024	$176,974	$—	$—	$176,974
October 31, 2023	$22,216	$1,276,492	$—	$1,298,708

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

	Ordinary	Long-Term	Return of	Total
Period Ended	Income	Capital Gains	Capital	Distributions
International Equity Fund
Seven months ended May 31, 2025**	$2,388,297	$4,019,381	$—	$6,407,678
October 31, 2024	$1,865,124	$—	$—	$1,865,124
October 31, 2023	$1,012,568	$—	$—	$1,012,568
McKee Bond Fund
Seven months ended May 31, 2025**	$4,194,478	$—	$—	$4,194,478
October 31, 2024	$5,044,378	$—	$—	$5,044,378
October 31, 2023	$3,558,154	$—	$—	$3,558,154
Strategic Income Fund
Seven months ended May 31, 2025**	$6,916,790	$493,781	$—	$7,410,571
October 31, 2024	$7,016,656	$—	$—	$7,016,656
October 31, 2023	$5,226,310	$—	$1,447,887	$6,674,197
Small Cap Value Fund
Seven months ended May 31, 2025**	$14,158,154	$44,400,447	$—	$58,558,601
October 31, 2024	$3,137,370	$24,453,855	$—	$27,591,225
October 31, 2023	$2,370,717	$23,054,570	$—	$25,425,287

*	Represents the period ended May 31, 2025

**	Represents the seven months ended May 31, 2025

As of May 31, 2025, the following Funds have non-expiring capital loss carryforwards:

Fund	Short-Term	Long-Term
Spectrum Alpha Fund	$498,208	$—
Tactical Defensive Fund	8,207,309	—
Select Small Cap Fund	232,136	—
McKee Bond Fund	5,768,436	7,447,091

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. During the fiscal year and period ended ended May 31, 2025, the Funds utilized capital loss carryforwards as follows:

	Short-Term	Long-Term	Total
Spectrum Alpha Fund	$965,946	$3,519,502	$4,485,448
Preferred and Income Securities Fund	623,358	42,189	665,547
Core Plus Bond Fund	2,822,180	—	2,822,180
Strategic Income Fund	4,180,161	778,104	4,958,265

As of May 31, 2025, the Funds had the following qualified late-year ordinary losses and post-October losses which are deferred until fiscal year 2025 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. Capital losses incurred after October 31 within that taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Fund	Post-October Losses	Late Year Losses
Spectrum Alpha Fund	$—	$352,644
Dynamic Small Cap Fund	9,891,847	179,475
Core Plus Bond Fund	159,655	—

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

Note 5 – Investment Transactions

For the fiscal year and period ended May 31, 2025, purchases and sales of investments (excluding in-kind transactions, U.S government obligations, and short-term investments) were as follows:

	Purchases	Sales
Spectrum Alpha Fund	$14,937,205	$27,280,664
Dynamic Small Cap Fund	876,792,738	629,974,817
Multi Strategy Fund	10,422,824	15,088,941
Preferred and Income Securities Fund	349,078,767	198,838,511
Tactical Growth Fund	259,345,994	220,111,217
Tactical Defensive Fund	102,464,257	129,667,856
Core Plus Bond Fund	32,005,268	31,828,630
Kennedy MicroCap Fund	25,425,730	7,466,946
Select Small Cap	8,249,053	8,680,878
International Equity Fund	20,117,122	46,469,040
McKee Bond Fund	85,166,955	71,722,853
Strategic Income Fund	307,516,941	114,878,689
Small Cap Value Fund	120,268,056	200,718,555

For the fiscal year ended May 31, 2025, purchases and sales of long-term U.S. government obligations were as follows:

	Purchases	Sales
Preferred and Income Securities Fund	$9,997,656	$9,948,076
Core Plus Bond Fund	16,690,607	13,713,830
McKee Bond Fund	118,840,899	106,534,327
Strategic Income Fund	30,004,375	34,029,059

In-Kind Seeding – The Kennedy MicroCap Fund was seeded through the exchange of shares for the securities held by various separately managed accounts (“SMAs”) on June 10, 2024. The transactions were structured as tax-free exchanges of shares. The Kennedy MicroCap Fund carried forward the historical cost basis of investments and cumulative unrealized gains and losses as reported by the SMAs prior to the transactions to align ongoing financial reporting. Investment companies carry substantially all their assets at fair value for periodic and ongoing reporting. The primary use of historical cost basis is to determine both realized and unrealized gains and losses.

The transaction resulted in the following:

Initial Fair Value of
Securities acquired by		Unrealized Gain
Fund	Cost Basis	(Loss)
$1,008,006	$867,840	$140,166

The above securities were contributed at fair value of $1,008,006 and unrealized appreciation of $140,166, in exchange for 104,110 shares at a NAV of $10.00.

For the fiscal period ended May 31, 2025, the Small Cap Value Fund had redemptions in-kind of $4,747,668 and realized gain of $504,980.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Service Plan (the “Shareholder Service Plan”) with respect to each of the Fund’s Class A shares, Class C, Class I, Class R6 and Investor Class shares, as applicable. Under the Shareholder Service Plan, the Funds may pay a fee at an annual rate of up to 0.15% of its average daily net assets attributable to Class A shares, Class C shares, Class I shares, Class R6 and Investor Class, as applicable, to shareholder servicing agents. Shareholder servicing agents provide non-distribution

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.

For the fiscal year and period ended ended May 31, 2025, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 7 – Distribution Plan

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A and Investor Class shares and up to 1.00% of each Fund’s average daily net assets attributable to Class C shares, respectively.

For the fiscal year and period ended May 31, 2025, distribution fees incurred with respect to Class A and Class C shares are disclosed on the Statements of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2025, in valuing the Funds’ assets carried at fair value:

Spectrum Alpha Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$1,312,448	$—	$—	$1,312,448
Mutual Funds	67,226,136	—	—	67,226,136
Short-Term Investments	304,760	—	—	304,760
Total	$68,843,344	$—	$—	$68,843,344

Dynamic Small Cap Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$480,654,070	$—	$—	$480,654,070
Exchange-Traded Funds	3,058,619	—	—	3,058,619
Rights	—	—	—	—
Short-Term Investments	2,210,704	—	—	2,210,704
Total	$485,923,393	$—	$—	$485,923,393

Multi Strategy Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$17,609,603	$—	$—	$17,609,603
Mutual Funds	19,481,258	—	—	19,481,258
Short-Term Investments	341,788	—	—	341,788
Total	$37,432,649	$—	$—	$37,432,649

Preferred and Income Securities Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$2,501,050	$—	$—	$2,501,050
Corporate Bonds(a)	—	300,285,584	—	300,285,584
Short-Term Investments	12,430,842	—	—	12,430,842
Total	$14,931,892	$300,285,584	$—	$315,217,476
Futures Contracts(b)
Liabilities	$(281,769)	$—	$—	$(281,769)
Total	$(281,769)	$—	$—	$(281,769)

Tactical Growth Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$444,392,507	$—	$—	$444,392,507
Short-Term Investments	88,018,109	—	—	88,018,109
Total	$532,410,616	$—	$—	$532,410,616

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

Tactical Defensive Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$26,470,468	$—	$—	$26,470,468
Short-Term Investments	24,145,012	—	—	24,145,012
Total	$50,615,480	$—	$—	$50,615,480

Core Plus Bond Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Preferred Stocks(a)	$118,560	$—	$—	$118,560
Asset Backed Securities	—	3,129,006	—	3,129,006
Corporate Bonds(a)	—	10,061,584	—	10,061,584
Mortgage-Backed Securities	—	6,532,474	—	6,532,474
Non-U.S. Government & Agencies	—	97,992	—	97,992
U.S. Government & Agencies	—	2,777,084	—	2,777,084
Purchased Options	115,425	—	—	115,425
Short-Term Investments	198,592	—	—	198,592
Total	$432,577	$22,598,140	$—	$23,030,717
Futures
Assets	$9,962	$—	$—	$9,962
Liabilities	(42,822)	—	—	(42,822)
Total	$(32,860)	$—	$—	$(32,860)

Kennedy MicroCap Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$20,609,650	$—	$—	$20,609,650
Exchange-Traded Funds	98,829	—	—	98,829
Short-Term Investments	1,115,518	—	—	1,115,518
Total	$21,823,997	$—	$—	$21,823,997

Select Small Cap Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$23,607,051	$—	$—	$23,607,051
Short-Term Investments	104,635	—	—	104,635
Total	$23,711,686	$—	$—	$23,711,686

International Equity Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$27,230,018	$74,784,542	$—	$102,014,560
Preferred Stocks(a)	1,691,760	—	—	1,691,760
Short-Term Investments	3,119,676	—	—	3,119,676
Total	$32,041,454	$74,784,542	$—	$106,825,996

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

McKee Bond Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$5,043,158	$—	$5,043,158
Corporate Bonds(a)	—	55,481,174	—	55,481,174
Mortgage-Backed Securities	—	80,343,916	—	80,343,916
Non-U.S. Government & Agencies	—	1,740,262	—	1,740,262
U.S. Government & Agencies	—	34,761,634	—	34,761,634
Short-Term Investments	1,259,792	—	—	1,259,792
Total	$1,259,792	$177,370,144	$—	$178,629,936

Strategic Income Fund		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$21,605,985	$—	$—	$21,605,985
Exchange-Traded Funds	2,501,050	—	—	2,501,050
Asset Backed Securities	—	59,411,945	—	59,411,945
Corporate Bonds(a)	—	169,368,864	—	169,368,864
Mortgage-Backed Securities	—	167,118,317	—	167,118,317
Non-U.S. Government & Agencies	—	3,209,119	—	3,209,119
U.S. Government & Agencies	—	5,164,422	—	5,164,422
Purchased Options	3,796,875	—	—	3,796,875
Total	$27,903,910	$404,272,667	$—	$432,176,577

Strategic Income Fund		Valuation Inputs
	Level 1	Level 2	Level 3	Total
Futures Contracts(b)
Assets	$513,430	$—	$—	$513,430
Liabilities	(1,478,654)	—	—	(1,478,654)
	$(965,224)	$—	$—	$(965,224)
Swap Contracts(c)
Liabilities	$—	$(410,287)	$—	$(410,287)
	$—	$(410,287)	$—	$(410,287)

Small Cap Value		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$183,296,075	$—	$—	$183,296,075
Short-Term Investments	3,396,512	—	—	3,396,512
Total	$186,692,587	$—	$—	$186,692,587

(a)	Refer to Schedule of Investments for sector and industry classifications.

(b)	The amount shown represents the net unrealized appreciation/depreciation of the futures contracts.

(c)	The amount shown represents the net unrealized appreciation/depreciation of the swap contracts.

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

Note 10 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a North Square Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of May 31, 2025, and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Spectrum Alpha Fund
					Change in
	Value				Unrealized			Long-Term
	Beginning of			Net Realized	Appreciation /	Value End of	Dividend	Capital Gain
	Year	Purchases	Sales Proceeds	Gain (Loss)	(Depreciation)	Year	Income	Distributions
North Square Dynamic Small Cap Fund -Class I	$56,920,660	$2,506,743	$(19,150,000)	$2,500,923	$(4,164,268)	$38,614,058	$1,433,364	$1,073,379
North Square Kennedy MicroCap Fund -Class I	—	8,279,284	—	—	1,335,548	9,614,832	226,084	53,201
North Square Select Small Cap Fund -Class I	20,306,102	237,782	(1,675,000)	61,873	66,489	18,997,246	24,125	213,656
Total	$77,226,762	$11,023,809	$(20,825,000)	$2,562,796	$(2,762,231)	$67,226,136	$1,683,573	$1,340,236

					Shares
					Beginning of			Shares End of
					Year	Purchases	Sales	Year
North Square Dynamic Small Cap Fund - Class I					$3,869,521	$165,135	$(1,268,606)	$2,766,050
North Square Kennedy MicroCap Fund - Class I					—	818,981	—	818,981
North Square Select Small Cap Fund - Class I					1,687,955	18,068	(136,003)	1,570,020
Total					$5,557,476	$1,002,184	$(1,404,609)	$5,155,051

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

Multi Strategy Fund

					Change in
	Value				Unrealized			Long-Term
	Beginning of			Net Realized	Appreciation /	Value End of	Dividend	Capital Gain
	Year	Purchases	Sales Proceeds	Gain (Loss)	(Depreciation)	Year	Income	Distributions
North Square Altrinsic International Equity Fund - Class I	$6,045,285	$295,101	$(400,000)	$20,271	$483,669	$6,444,326	$109,992	$185,110
North Square Dynamic Small Cap Fund - Class I	7,850,695	358,327	(2,725,000)	362,186	(637,985)	5,208,223	204,893	153,435
North Square Kennedy MicroCap Fund - Class I	—	827,928	—	—	133,555	961,483	22,608	5,320
North Square McKee Bond Fund - Class R6	4,184,532	735,618	(150,000)	(16,852)	65,224	4,818,522	189,017	—
North Square Preferred and Income Securities Fund - Class I	5,901,416	142,506	(6,316,797)	2,191,595	(1,918,720)	—	120,122	—
North Square Select Small Cap Fund -Class I	2,616,854	30,334	(600,000)	51,233	(49,717)	2,048,704	3,078	27,256
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	—	5,010,000	—	—	(7,900)	5,002,100	112,520	—
Total	$26,598,782	$7,399,814	$(10,191,797)	$2,608,433	$(1,931,874)	$24,483,358	$762,230	$371,121

					Shares
					Beginning of			Shares End of
					Year	Purchases	Sales	Year
North Square Altrinsic International Equity Fund - Class I					$532,624	$27,735	$(35,149)	$525,210
North Square Dynamic Small Cap Fund - Class I					533,698	23,605	(184,221)	373,082
North Square Kennedy MicroCap Fund - Class I					—	81,898	—	81,898
North Square McKee Bond Fund - Class R6					484,321	83,682	(16,685)	551,318
North Square Preferred and Income Securities Fund - Class I					285,506	6,741	(292,247)	—
North Square Select Small Cap Fund - Class I					217,527	2,305	(50,518)	169,314
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF					—	200,000	—	200,000
					$2,053,676	$425,966	$(578,820)	$1,900,822

Preferred and Income Securities Fund
					Change in
	Value				Unrealized			Long-Term
	Beginning of			Net Realized	Appreciation /	Value End of	Dividend	Capital Gain
	Year	Purchases	Sales Proceeds	Gain (Loss)	(Depreciation)	Year	Income	Distributions
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	$—	$2,505,000	$—	$—	$(3,950)	2,501,050	$56,260	$—
Total	$—	$2,505,000	$—	$—	$(3,950)	$2,501,050	$56,260	$—

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

Preferred and Income Securities Fund (Continued)

					Shares
					Beginning of			Shares End of
					Year	Purchases	Sales	Year
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF					$—	$100,000	$—	$100,000
Total					$—	$100,000	$—	$100,000

Strategic Income Fund
					Change in
	Value				Unrealized			Long-Term
	Beginning of			Net Realized	Appreciation /	Value End of	Dividend	Capital Gain
	Period	Purchases	Sales Proceeds	Gain (Loss)	(Depreciation)	Period	Income	Distributions
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	$—	$2,504,000	$—	$—	$(2,950)	2,501,050	$56,260	$—
Total	$—	$2,504,000	$—	$—	$(2,950)	$2,501,050	$56,260	$—

					Shares
					Beginning of			Shares End of
					Period	Purchases	Sales	Period
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF					$—	$100,000	$—	$100,000
Total					$—	$100,000	$—	$100,000

Note 11 – Derivative and Other Financial Instruments

At May 31, 2025, the Preferred and Income Securities Fund and the Core Plus Bond Fund held derivative and other financial instruments which are not subject to a master netting arrangement.

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of May 31, 2025:

				Gross Amounts not offset in the Statement of
				Assets and Liabilities
		Gross Amounts	Net Amounts
	Gross Amounts	Offset in the	Presented in		Cash
	of Recognized	Statement of	the Statements		Collateral
	Assets	Assets and	of Assets and	Financial	Received
Description	(Liabilities)	Liabilities	Liabilities	Instruments	(Pledged)**	Net Amount
Preferred and Income Securities Fund
Variation Margin on Futures Contracts*	$13,388	$—	$13,388	$—	$—	$—
Total	$13,388	$—	$13,388	$—	$—	$—

Core Plus Bond Fund
Variation Margin on Futures contracts*	$5,698	$(2,128)	$3,570	$—	$—	$—
Total	$5,698	$(2,128)	$3,570	$—	$—	$—

Strategic Income Fund
Variation Margin on Futures Contracts*	$288,878	$(15,920)	$272,958	$—	$—	$—
Unrealized depreciation on Swap Contracts	(410,287)	—	(410,287)	—	410,287	—
Total	$(121,409)	$(15,920)	$(137,329)	$—	$410,287	$—

*	Reflects the current day variation margin as reported on the Fund’s statement of assets and liabilities.

**	Any over-collateralization is not shown. Collateral amounts can be found on the Statements of Assets and Liabilities as Cash held at broker for futures contracts and Cash held at broker for swap contracts.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

The following table presents the fair value of derivative instruments for the Preferred and Income Securities Fund and the Core Plus Bond Fund as of May 31, 2025, as presented on the Fund’s Statement of Assets and Liabilities:

Location of Derivatives on Statements of Assets and Liabilities

Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Preferred and Income Securities Fund
Currency Risk:
Futures	Receivable for net variation margin on futures contracts		$13,388
Core Plus Bond Fund
Equity Price Risk:
Purchased Options	Investments, at value		115,425

Interest Rate Risk:
Futures	Receivable for net variation margin on futures contracts		1,208
Equity Price Risk:
Futures	Receivable for net variation margin on futures contracts		2,362

Strategic Income Fund
Equity Price Risk:
Purchased Options	Investments, at value		$3,796,875

Interest Rate Risk:
Futures	Receivable for net variation margin on futures contracts		171,472

Equity Price Risk:
Futures	Receivable for net variation margin on futures contracts		76,612

Currency Risk:
Futures	Receivable for net variation margin on futures contracts		24,874

Credit Risk:
Swap Contracts		Unrealized depreciation from swap contracts	(410,287)

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

The following table presents the results of the derivative trading and information related to volume for the year ended May 31, 2025, for the Preferred and Income Securities Fund and the Core Plus Bond Fund. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund’s Statement of Operations.

			Change in Unrealized
			Appreciation
	Location of Gain (Loss) on Derivatives	Realized Gain (Loss) on	(Depreciation) on
Derivatives	on Statements of Operations	Derivatives	Derivatives
Preferred and Income Securities Fund
Interest Rate Risk:
Futures	Net realized gain (loss) and change in unrealized appreciation (depreciation) on futures contracts	$(829,935)	$—
Foreign Exchange Risk:
Futures	Net realized gain (loss) and change in unrealized appreciation (depreciation) on futures contracts	658,952	(320,819)
Core Plus Bond Fund
Equity Price Risk:
Purchased Options	Net realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options	(1,055,767)	731,754
Written Options	Net realized gain and change in unrealized appreciation (depreciation) on written options	401,655	(282,781)
Futures	Net realized gain and change in unrealized appreciation (depreciation) on futures	409,378	(21,972)
Interest Rate Risk:
Futures	Net realized gain (loss) and change in unrealized appreciation (depreciation) on futures contracts	(88,280)	(10,888)
Foreign Exchange Risk:
Futures	Net realized gain (loss) and change in unrealized appreciation (depreciation) on futures contracts	(39,913)	—
Strategic Income Fund
Equity Price Risk:
Purchased Options	Net realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options	(5,601,850)	1,042,188
Futures	Net realized gain (loss) and change in unrealized appreciation (depreciation) on futures contracts	10,356,971	(1,965,571)
Interest Rate Risk:
Futures	Net realized gain (loss) and change in unrealized appreciation (depreciation) on futures contracts	624,714	486,845
Credit Risk:

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

			Change in Unrealized
			Appreciation
	Location of Gain (Loss) on Derivatives	Realized Gain (Loss) on	(Depreciation) on
Derivatives	on Statements of Operations	Derivatives	Derivatives
Swap Contracts	Net realized gain (loss) and change in unrealized appreciation (depreciation) on swap contracts	$292,042	$(475,333)
Foreign Exchange Risk:
Futures	Net realized gain (loss) and change in unrealized appreciation (depreciation) on futures contracts	$(97,504)	$219,475

The average monthly market value amount is shown as an indicator of volume. The average monthly market value amounts held in the Strategic Income Fund during the fiscal year and period ended May 31, 2025, were:

		Average Ending
		Monthly Notional/
	Derivatives(a)	Market Value(b)
Preferred and Income Securities Fund	Long Futures	$87,356,250
	Short Futures	(11,302,328)
Core Plus Bond Fund	Purchased Options	379,443
	Written Options	(883,021)
	Long Futures	3,835,327
	Short Futures	(3,481,951)
Strategic Income Fund	Purchased Options	2,032,634
	Long Futures	192,726,599
	Short Futures	(94,075,206)
	Swap Contracts	(2,428,820)

(a)	Average based only on months that had activity during the year.

(b)	Futures average ending is based on the monthly notional value. Options and swap contract average ending is based on the monthly market value.

Note 12 – Underlying Investment in Other Investment Companies

Certain of the Funds may invest a significant portion of its assets in shares of one or more investment companies, including ETFs, open-end and closed-end mutual funds and money market mutual funds. Such Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of May 31, 2025, the Spectrum Alpha Fund had 99.8% of the value of its net assets invested in open-end mutual funds. As of May 31, 2025, the Multi Strategy Fund had 47.0% and

52.1% of the value of its net assets invested in ETFs and open-end mutual funds, respectively. As of May 31, 2025, the Tactical Growth Fund had 83.6% of the value of its net assets invested in ETFs. As of May 31, 2025, the Tactical Defensive Fund had 52.3% of the value of its net assets invested in ETFs. The financial statements of these ETFs and money market mutual funds can be found at www.sec.gov and should be read in conjunction with the Funds’ financial statements.

Note 13 – Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector or industry, any development affecting that sector or industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector or industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector or industry, and therefore the value of the Fund’s portfolio will be adversely affected. As of May 31, 2025, the Preferred and Income Securities Fund had 44.5% and 31.9% of the value of its net assets invested in securities within the Financials

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

and Utilities sectors, respectively. As of May 31, 2025 the Kennedy MicroCap Fund had 26.4% of the value of its net assets invested in securities within the Financials Sector. As of May 31, 2025, the Select Small Cap Fund had 25.8% of the value of its net assets invested in securities within the Industrials sector.

Note 14 – Principal Risks

Risk is inherent in all investing, including an investment in the Funds. Below are summaries of some, but not all, of the principal risks of investing in a Fund, each of which could adversely affect a Fund’s NAV, market price, yield, and total return. Certain Funds, which invest in other mutual funds, exchange-traded funds, or closed-end funds, will be exposed to these risks both directly and indirectly, through their investment in underlying funds. Further information about investment risks is available in each Fund’s prospectus and Statement of Additional Information.

Equity Risk. (International Equity Fund, Strategic Income Fund, Select Small Cap Fund, Spectrum Alpha Fund, Multi-Strategy Fund, Tactical Growth Fund, Tactical Defensive Fund, Dynamic Small Cap Fund, Small Cap Value Fund, and Kennedy Microcap Fund). The value of the equity securities held by a Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by a Fund participate, or factors relating to specific companies in which a Fund invests.

Preferred Securities Risk. (Preferred and Income Securities Fund, Core Plus Bond Fund, Strategic Income Fund, Select Small Cap Fund, Small Cap Value Fund, and Kennedy Microcap Fund). Preferred securities represent an equity interest in a company that generally entitle the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred securities is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred securities, and changes in interest rates, typically declining in value if interest rates rise.

Fixed Income Securities Risk. (Strategic Income Fund, McKee Bond Fund, Multi Strategy Fund, Tactical Growth Fund, Tactical Defensive Fund, Core Plus Bond Fund, and Small Cap Value Fund). The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Typically, a rise in interest rates will cause a decline in the value of a fixed income security owned by a Fund. Generally, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for a Fund.

Mortgage-Backed and Asset-Backed Securities Risk. (Strategic Income Fund, McKee Bond Fund, Multi Strategy Fund, and Core Plus Bond Fund). Mortgage-backed (including residential and commercial mortgage-backed) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If a Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, a Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to a Fund, reducing the values of those securities or in some cases rendering them worthless. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Sector Focus Risk. (All Funds). A Fund may from time to time invest a larger portion of its assets in one or more asset classes, market segments or sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, industries in the financials segment, such as banks, insurance companies, and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Small Cap Company Risk. (Strategic Income Fund, Select Small Cap Fund, Dynamic Small Cap Fund, Preferred and Income Securities Fund, Tactical Growth Fund, Tactical Defensive Fund, Small Cap Value Fund, and Kennedy Microcap Fund). The securities of small capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Foreign Investment Risk. (All Funds). The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of a Fund’s foreign investments.

Currency Risk. (Strategic Income Fund, Select Small Cap Fund, International Equity Fund, Multi Strategy Fund, Preferred and Income Securities Fund, Tactical Growth Fund, Tactical Defensive Fund, Core Plus Bond Fund, and Kennedy Microcap Fund). The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Micro-Cap, Small, and Mid-Sized Company Risk. (Spectrum Alpha Fund) Investments in micro-cap, small, and mid-sized companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, micro-cap, small, and mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of micro-cap, small, and mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of micro-cap, small, and mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

Growth-Oriented Investment Strategies Risk. (Multi Strategy Fund, Tactical Growth Fund, and Kennedy Microcap Fund) Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

Value-Oriented Investment Strategies Risk. (Select Small Cap Fund, International Equity Fund, Dynamic Small Cap Fund, Multi Strategy Fund, Small Cap Value Fund, and Kennedy Microcap Fund) Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Investment Companies Risk. (Strategic Income Fund, Spectrum Alpha Fund, Dynamic Small Cap Fund, Multi Strategy Fund, Tactical Growth Fund, Tactical Defensive Fund, and Kennedy Microcap Fund). A Fund may invest in investment companies, such as ETFs and mutual funds (including other funds managed or sub-advised by the Adviser or its affiliates (“North Square-Related Funds”)). Any such investment generally will reflect the risks of owning the underlying securities the investment company holds. It may also be more expensive for a Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment companies directly. Investing in investment companies involves additional expense based on a Fund’s pro rata share of other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by a Fund. A Fund may pay brokerage commissions in connection with the purchase and sale of shares of investment companies. In addition, a Fund may invest in underlying funds that invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. A Fund will be indirectly exposed to the risks of the portfolio assets held by an underlying fund in which a Fund invests, including, but not limited to, derivatives, currencies and leverage risk.

In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; or underlying managed index and (5) a passively managed ETF may hold troubled securities. A Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Certain money market mutual funds are not required to preserve the value of a Fund’s investment at $1.00 per share.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

Note 15 - Business Combinations

Effective as of the close of business April 25, 2025, the Small Cap Value Fund acquired all of the assets, subject to the liabilities, of the Foundry Partners Small Cap Value Fund, a series of Valued Advisers Trust (the “Predecessor Fund”) pursuant to a Board-approved plan of reorganization dated April 25, 2025 (the “Reorganization”).

The acquisition was accomplished by a tax-free exchange for 15,751,064 shares at a net asset value per share (“NAV”) of $16.20 of the Fund to the shareholders of the Predecessor Fund. The net assets contributed resulting from these tax-free transactions on the close of business April 25, 2025, after the reorganization, was $255,167,626 including net unrealized depreciation of $(35,795,608), undistributed net investment income of $5,008,575, undistributed realized gain of $2,172,252 and investment cost of $291,070,774.

For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Small Cap Value Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund. The Small Cap Value Fund’s performance for periods prior to April 25, 2025, is that of the Predecessor Fund. The Small Cap Value Fund is the accounting survivor. After the Reorganization the Small Cap Value Fund changed its fiscal year end from October 31 to May 31.

Note 16 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosures except as noted below.

Announced on July 22, 2025, the Adviser has signed a binding agreement to be acquired by Azimut Group, one of Europe’s largest independent asset managers, via its U.S. subsidiary Azimut U.S. Holdings Inc. The transaction is expected to close in early 2026, subject to regulatory approvals and customary closing conditions.

North Square Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Exchange Place Advisors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, futures contracts (as applicable), and credit default swap agreements (as applicable) of North Square Funds comprising the funds listed below (the “Funds”), each a series of Exchange Place Advisors Trust, as of May 31, 2025, the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2025, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of
Fund Name	Operations	Changes in Net Assets	Financial Highlights
North Square Spectrum Alpha Fund, North Square Dynamic Small Cap Fund, North Square Multi Strategy Fund, North Square Preferred and Income Securities Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, and North Square Core Plus Bond Fund (Formerly, North Square Trilogy Alternative Return Fund)	For the year ended May 31, 2025	For the years ended May 31, 2025 and 2024	For the years ended May 31, 2025, 2024, and 2023(a)
North Square Altrinsic International Equity Fund, North Square McKee Bond Fund, North Square Strategic Income Fund, and North Square Select Small Cap Fund (Formerly, North Square Advisory Research Small Cap Value Fund)	For the period from November 1, 2024 through May 31, 2025, and for the year ended October 31, 2024	For the period from November 1, 2024 through May 31, 2025, and for the years ended October 31, 2024 and 2023(b)
North Square Small Cap Value Fund	For the period from November 1, 2024 through May, 31, 2025, and for the year ended October 31, 2024	For the period from November 1, 2024 through May 31, 2025, and for the years ended October 31, 2024 and 2023	For the period from November 1, 2024 through May 31, 2025, and for the years ended October 31, 2024, 2023, 2022, 2021 and 2020
North Square Kennedy MicroCap Fund	For the period from June 10, 2024 (commencement of operations) through May 31, 2025

(a)	The Funds’ financial highlights for the years or periods ended May 31, 2022, and prior, were audited by other auditors whose report dated July 29, 2022, expressed an unqualified opinion on those financial highlights.

(b)	The Funds’ financial highlights for the years or periods ended October 31, 2022, and prior, were audited by other auditors whose report dated December 30, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

North Square Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM – Continued

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 30, 2025

North Square Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2025 was as follows:

Spectrum Alpha Fund	0.00%	Kennedy MicroCap Fund	6.59%
Dynamic Small Cap Fund	37.57%	Select Small Cap Fund	100.00%
Multi Strategy Fund	98.25%	International Equity Fund	100.00%
Preferred and Income Securities Fund	0.00%	McKee Bond Fund	0.00%
Tactical Growth Fund	100.00%	Strategic Income Fund	1.19%
Tactical Defensive Fund	77.55%	Small Cap Value Fund	40.72%
Core Plus Bond Fund	7.45%

Qualified Dividend Income

For the fiscal year ended May 31, 2025, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Spectrum Alpha Fund	0.00%	Kennedy MicroCap Fund	6.60%
Dynamic Small Cap Fund	37.92%	Select Small Cap Fund	100.00%
Multi Strategy Fund	24.71%	International Equity Fund	0.00%
Preferred and Income Securities Fund	0.00%	McKee Bond Fund	0.00%
Tactical Growth Fund	100.00%	Strategic Income Fund	0.75%
Tactical Defensive Fund	69.90%	Small Cap Value Fund	37.40%
Core Plus Bond Fund	6.84%

Qualified Business Income

For the fiscal year ended May 31, 2025, ordinary income dividends paid by the Funds qualify as qualified business income. The percentage of dividends declared from ordinary income designated as qualified business income was as follows:

Spectrum Alpha Fund	0.00%	Kennedy MicroCap Fund	0.00%
Dynamic Small Cap Fund	1.22%	Select Small Cap Fund	0.00%
Multi Strategy Fund	0.00%	International Equity Fund	0.00%
Preferred and Income Securities Fund	0.00%	McKee Bond Fund	0.00%
Tactical Growth Fund	0.00%	Strategic Income Fund	0.00%
Tactical Defensive Fund	0.00%	Small Cap Value Fund	0.00%
Core Plus Bond Fund	0.00%

Long-Term Capital Gain Designation

For the fiscal year ended May 31, 2025, the Funds designate a portion of distributions as 20.00% rate gain distributions for the purposed of the dividends paid deduction. The dollar amount by fund was as follows:

Spectrum Alpha Fund	$—	Kennedy MicroCap Fund	$70,899
Dynamic Small Cap Fund	$10,618,537	Select Small Cap Fund	$268,077
Multi Strategy Fund	$954,693	International Equity Fund	$4,182,171
Preferred and Income Securities Fund	$2,693,575	McKee Bond Fund	$—
Tactical Growth Fund	$10,849,020	Strategic Income Fund	$637,852
Tactical Defensive Fund	$—	Small Cap Value Fund	$45,390,322
Core Plus Bond Fund	$2,798,893

North Square Funds
SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Foreign Tax Credit Pass Through

The International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries.

The Fund’s foreign source income per share was $0.2966 and the foreign tax expense per share was $0.0215.

North Square Funds
ADDITIONAL INFORMATION (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreements

Not applicable.

ANNUAL FINANCIAL STATEMENTS
AND ADDITIONAL INFORMATION

NORTH SQUARE RCIM TAX-ADVANTAGED PREFERRED
AND INCOME SECURITIES ETF

MAY 31, 2025

North Square Investments | www.northsquareinvest.com

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF

Table of Contents

Schedule of Investments	1
Statement of Assets and Liabilities	4
Statement of Operations	5
Statement of Changes in Net Assets	6
Notes to Financial Statements	8
Report of Independent Registered Public Accounting Firm	14
Supplemental Information	15
Additional Information	16

This report and the financial statements contained herein are provided for the general information of the shareholders of the North Square RCIM Tax-Advantaged Preferred and Income Securities ETF. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.northsquareinvest.com

SCHEDULE OF INVESTMENTS
May 31, 2025

Shares		Fair Value
	PREFERRED STOCKS — 19.5%

	FINANCIALS — 18.0%
	ASSET MANAGEMENT — 1.8%
9,000	Charles Schwab Corp. (The), Series D, 5.95%	$220,140

	BANKING — 10.2%
500	First Horizon Corp., Series B, 6.63%	12,720
15,000	Huntington Bancshares Inc., Series J, 6.88%	371,400
12,500	KeyCorp, Series H, 6.20%	310,000
12,250	M&T Bank Corp., Series J, 7.50%	318,255
7,950	UMB Financial Corp., 7.75%	200,897
		1,213,272
	INSURANCE — 1.7%
7,750	Allstate Corp. (The), 7.38%	205,762

	SPECIALTY FINANCE — 4.3%
16,250	Capital One Financial Corp., 5.00%	304,687
8,500	Synchrony Financial, Series B, 8.25%	212,160
		516,847

	TOTAL FINANCIALS (Cost $2,176,772)	2,156,021

	COMMUNICATIONS — 1.5%
	TELECOMMUNICATIONS — 1.5%
9,000	AT&T, Inc., 5.00%	179,460
	TOTAL COMMUNICATIONS (Cost $174,554)	179,460

	TOTAL PREFERRED STOCKS (Cost $2,351,326)	2,335,481

Principal
Amount ($)
	CORPORATE BONDS — 79.7%
	CONSUMER DISCRETIONARY — 2.4%
	AUTOMOTIVE — 2.4%
300,000	General Motors Financial Co., Inc., 6.50%, Perpetual (US0003M + 344bps)(a)	292,711

	ENERGY — 5.4%
	OIL & GAS PRODUCERS — 5.4%
350,000	BP Capital Markets PLC, 6.45%, Perpetual (H15T5Y + 240bps)(a)	352,998
300,000	TransCanada Trust, 5.30%, 3/15/77 (US0003M + 321bps)(a)	292,511
		645,509
	FINANCIALS — 64.9%
	ASSET MANAGEMENT — 1.8%
200,000	UBS Group A.G., 9.25%, Perpetual (H15T5Y + 475bps)(a)(b)	218,258

See accompanying Notes to Financial Statements.

1

SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	BANKING — 44.1%
200,000	Banco Bilbao Vizcaya Argentaria S.A., 9.38%, Perpetual (H15T5Y + 510bps)(a)	$220,012
200,000	Banco Santander SA, 9.63%, Perpetual (H15T5Y + 531bps)(a)	220,642
350,000	Bank of America Corp., 6.30%, Perpetual (US0003M + 455bps)(a)	353,622
300,000	Bank of Montreal, 7.70%, 5/26/84 (H15T5Y + 345bps)(a)	310,168
350,000	Citigroup, Inc., 7.63%, Perpetual (H15T5Y + 321bps)(a)	366,086
350,000	Citizens Financial Group, Inc., 5.65%, Perpetual (H15T5Y + 531bps)(a)	350,044
300,000	Fifth Third Bancorp, 4.50%, Perpetual (H15T5Y + 422bps)(a)	298,619
200,000	First Citizens BancShares, Inc., 8.53%, Perpetual (TSFR3M + 423bps)(a)(b)	204,532
200,000	HSBC Holdings PLC, 7.05%, Perpetual (H15T5Y + 3bps)(a)	200,316
350,000	JPMorgan Chase & Co., 6.88%, Perpetual (H15T5Y + 274bps)(a)	365,526
200,000	Lloyds Banking Group PLC, 8.00%, Perpetual (H15T5Y + 391bps)(a)	210,714
200,000	NatWest Group PLC, 8.13%, Perpetual (H15T5Y + 375bps)(a)	211,808
350,000	PNC Financial Services Group, Inc. (The), 6.25%, Perpetual (H15T7Y +281bps)(a)	352,294
200,000	Royal Bank of Canada, 7.50%, 5/02/84 (H15T5Y + 289bps)(a)	208,187
200,000	Standard Chartered PLC, 7.75%, Perpetual (H15T5Y + 498bps)(a)(b)	206,603
200,000	Toronto-Dominion Bank (The), 8.13%, 10/31/82 (H15T5Y + 408bps)(a)	209,969
300,000	Truist Financial Corp., 6.67%, Perpetual (H15T5Y + 3bps)(a)	298,825
350,000	US Bancorp, 5.30%, Perpetual (US0003M + 291bps)(a)	347,854
350,000	Wells Fargo & Co., 7.63%, Perpetual (H15T5Y + 361bps)(a)	373,700
		5,309,521
	INSTITUTIONAL FINANCIAL SERVICES — 11.3%
300,000	Bank of New York Mellon Corp. (The), 6.30%, Perpetual (H15T5Y + 2bps)(a)	306,820
350,000	Goldman Sachs Group, Inc. (The), 7.50%, Perpetual (H15T5Y + 316bps)(a)	366,954
350,000	Morgan Stanley, 7.72%, Perpetual (TSFR3M + 342bps)(a)	354,644
300,000	State Street Corp., 6.70%, Perpetual (H15T5Y + 261bps)(a)	306,592
		1,335,010
	SPECIALTY FINANCE — 7.7%
300,000	Air Lease Corp., 6.00%, Perpetual (H15T5Y + 256bps)(a)	291,820
300,000	Ally Financial, Inc., Series B, 4.70%, Perpetual (H15T5Y + 387bps)(a)	283,821
350,000	Capital One Financial Corp, 6.13%, Perpetual (H15T5Y + 6bps)(a)	351,633
		927,274

See accompanying Notes to Financial Statements.

2

SCHEDULE OF INVESTMENTS – Continued
May 31, 2025

Principal
Amount ($)		Fair Value

	CORPORATE BONDS (Continued)
	UTILITIES — 7.0%
	ELECTRIC UTILITIES — 7.0%
300,000	Dominion Energy Inc., 4.35%, Perpetual (H15T5Y + 320bps)(a)	$293,918
200,000	Electricite de France SA, 9.13%, Perpetual (H15T5Y + 541bps)(a)(b)	226,226
300,000	Vistra Corp., 8.88%, Perpetual (H15T5Y + 505bps)(a)	322,990
		843,134

	TOTAL CORPORATE BONDS (Cost $9,515,547)	9,571,417
	TOTAL INVESTMENTS — 99.2% (Cost $11,866,873)	$11,906,898
	Other Assets in Excess of Liabilities — 0.8%	97,150
	NET ASSETS — 100.0%	$12,004,048

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of May 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2025 the total market value of 144A securities is 855,619 or 7.1% of net assets.

See accompanying Notes to Financial Statements.

3

STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2025

Assets
Investments, at cost	$11,866,873
Investments, at value	$11,906,898
Cash	427,853
Dividends and interest receivable	129,105
Total Assets	12,463,856

Liabilities
Payable for fund shares redeemed	398,750
Income Payable	56,160
Due to Adviser (Note 3)	4,898
Total Liabilities	459,808

Net Assets	$12,004,048

Net Assets consist of:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$11,963,720
Accumulated earnings (deficits)	40,328
Net Assets	$12,004,048
Shares of beneficial interest issued and outstanding	480,000
Net asset value, redemption and offering price per share	25.01

See accompanying Notes to Financial Statements.

4

STATEMENT OF OPERATIONS
For the Period Ended May 31, 2025(a)

Investment Income
Dividend income	$43,775
Interest income	246,855
Total investment income	290,630

Expenses
Advisory fees (Note 3)	29,438
Net operating expenses	29,438
Net investment income	261,192

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(26,613)
Net realized gain (loss)	(26,613)
Net change in unrealized appreciation (depreciation) on:
Investments	40,025
Net change in unrealized appreciation	40,025

Net realized and change in unrealized gain on investments	13,412
Net increase in net assets resulting from operations	$274,604

(a)	For the period December 18, 2024 (commencement of operations) to May 31, 2025.

See accompanying Notes to Financial Statements.

5

STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
May 31,
2025(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$261,192
Net realized gain (loss) on investments	(26,613)
Net change in unrealized appreciation (depreciation) on investments	40,025
Net increase (decrease) in net assets resulting from operations	274,604

Distributions to Shareholders
From Earnings	(234,276)
From Return of Capital	(20,222)
Total distributions	(254,498)

Capital Transactions
Proceeds from shares sold	12,719,651
Reinvestment of distributions	—
Amount paid for shares redeemed	(735,709)
Net increase in net assets resulting from capital transactions	11,983,942
Total Increase in Net Assets	12,004,048

Net Assets
Beginning of period	$—
End of period	$12,004,048

Share Transactions
Shares sold	510,000
Shares issued in reinvestment of distributions	—
Shares redeemed	(30,000)
Total Class	480,000

Net decrease in shares outstanding	480,000

(a)	For the period December 18, 2024 (commencement of operations) to May 31, 2025.

See accompanying Notes to Financial Statements.

6

North Square RCIM Tax-Advantaged Preferred and Income
Securities ETF FINANCIAL HIGHLIGHTS

(For the shares outstanding during each period)

	For the
	Period Ended
	May 31,
	2025(a)
Selected Per Share Data:
Net asset value, beginning of period	$25.00

Investment operations:
Net investment income	0.60
Net realized and unrealized gain (loss)	(0.03)
Total from investment operations	0.57

Less distributions:
Net investment income	(0.51)
From net realized gains	—
Return of capital	(0.05)
Total distributions	(0.56)

Net asset value, end of period	$25.01
Market price, end of period	$25.01

Total Return(b)	2.31	%(c)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,004
Ratio of expenses to average net assets	0.60%
Ratio of net investment income (loss) to average net assets	5.32%
Portfolio turnover rate(d)	9	%(c)

(a)	For the period December 18, 2024 (commencement of operations) to May 31, 2025.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying Notes to Financial Statements.

7

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
NOTES TO FINANCIAL STATEMENTS
May 31, 2025

Note 1 – Organization

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF (the “Fund”) is organized as a series of Exchange Place Advisors Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The is a diversified fund. The Amended and Restated Agreement and Declaration of Trust, dated June 24, 2024, permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment objective of the Fund is to seek high current income and long-term capital appreciation with an emphasis on tax-advantaged qualified dividend income (“QDI”).

Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the North Square Investments, LLC (the “Adviser”), who is responsible for the oversight functions of each Fund, using the information presented in the financial statements and financial highlights.

Note 2 – Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the Nasdaq Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value (“NAV”) of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Exchange-traded options on securities and indices purchased or sold by the Fund generally will be valued at the mean of the last bid and ask prices. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the North Square Investments, LLC (the “Adviser” or “NSI”), as Valuation Designee, for all fair value determinations and responsibilities, with respect to the Fund, pursuant to procedures approved by the Board. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Valuation Designee’s fair value determination. The actions of the Adviser’s Valuation Committee and the Valuation Designee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed.

The pricing service will use a statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board receives a report on all securities that were fair valued by the Adviser during the quarter.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available. The Board received a report on all securities that were fair valued by the Adviser during the quarter.

8

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. This evaluation requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the current tax year, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of all or substantially all of its net investment income, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the period from net investment income may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with North Square Investments, LLC (the “Adviser” or “NSI”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Adviser based on the Fund’s average daily net assets at an annual rate of 0.60% of the Fund’s average daily net assets. Fees paid to the Adviser for the period ended May 31, 2025 are reported on the Statement of Operations.

The Adviser engages Red Cedar Investment Management, LLC (“Red Cedar” or the “Sub-Adviser”) to manage the Fund. The Adviser pays the Sub-Advisers from its advisory fees.

The Fund’s management fee is a “unitary” fee that includes all of the expenses and liabilities of the Fund, except for any brokerage fees and commissions, taxes, borrowing costs (such as dividend expenses on securities sold short and interest), acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Board of Trustees and officers with respect thereto.

9

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

Ultimus Fund Solutions, LLC (the “Administrator”) serves as the Fund’s fund accountant, transfer agent and administrator. The Adviser pays the Administrator in accordance with the agreements for such services.

Foreside Fund Services, LLC a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Adviser pays the Distributor a fee for its distribution related services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Adviser, which are approved annually by the Board.

Each Independent Trustee receives from the Trust an annual retainer of $50,000, plus an annual fee per Fund of $2,000, plus reimbursement of related expenses. The Chairperson of the Board receives an additional annual retainer of $18,750, and each of the Chairs of the Audit Committee and the Governance Committee receives an additional annual retainer of $7,500 and $3,000, respectively. Each Independent Trustee receives from the Trust a fee of $2,000 for a meeting of the Board other than a regularly scheduled meeting.

Certain officers and a Trustee of the Trust are also employees of the Administrator or NLCS and such persons are not paid by the Fund for serving in such capacities.

Note 4 – Federal Income Taxes

At May 31, 2025, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Tax cost of investments	$11,866,873
Gross unrealized appreciation	87,253
Gross unrealized depreciation	(47,228)
Net unrealized appreciation (depreciation) on investments	$40,025

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Reclassifications are caused primarily by the utilization of earnings and profits distributed to shareholders on redemption of shares, net operating losses, return of capital, and taxable overdistributions. For the year ended May 31, 2025, there were no permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/ loss and accumulated net realized gain/loss.

As of May 31, 2025, the components of accumulated earnings (deficit) on a tax basis for the Fund were as follows:

Distributions payable	$(56,160)
Other temporary difference	88,079
Accumulated capital and other losses	(31,616)
Unrealized appreciation (depreciation) on investments	40,025
Total accumulated deficit	$40,328

The tax character of distributions paid for the fiscal year ended May 31, 2025, were as follows:

2025
Distributions paid from:
Ordinary income	$178,116
Return of capital	20,022
Total distributions paid	$198,138

As of May 31, 2025, the Fund had short term capital loss carryforwards of $31,616. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

10

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

Note 5 – Investment Transactions

For the period ended May 31, 2025, purchases and sales of investment securities, other than short-term investments, were $11,011,484 and $944,359, respectively.

For the period ended May 31, 3025 there were no purchases and sales for in-kind transactions.

For the period ended May 31, 3025, the Fund had no in-kind net realized gains.

There were no purchases or sales of long-term U.S. government obligations during the period ended May 31, 3025.

Note 6 – Capital Share Transactions

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units”. Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 10,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge”, and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets. For the period ended May 31, 2025, the Fund received $1,800 and $0 in Fixed Fees and Variable Charges, respectively. The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$300	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

11

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2025, in valuing the Fund’s assets carried at fair value:

		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Preferred Stocks(a)	$2,335,481	$—	$—	$2,335,481
Corporate Bonds(a)	—	9,571,417	—	9,571,417
Total	$2,335,481	$9,571,417	$—	$11,906,898

(a)	Refer to Schedule of Investments for sector and industry classifications.

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Note 9 – Investment Risks

The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Preferred Securities Risk. The market value of preferred securities is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred securities, and changes in interest rates, typically declining in value if interest rates rise. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock. The value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in issuer’s financial condition or prospects and may be less liquid than common stocks. Preferred stock prices tend to move more slowly upwards than common stock prices.

ETF Risks. The Fund is an actively-managed ETF and as a result is subject to special risks. Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. As an ETF, the Fund’s shares are not individually redeemable and can only be redeemed in large blocks known as “Creation Units”. Also, trading in the Fund’s shares is subject to the Exchange rules, which may result in such trading being halted or postponed from time to time as a result of those rules. Finally, the market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for the shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. Accordingly, there may be times when the market price and the NAV vary significantly and the Fund’s shares may trade at a discount or premium to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares. Generally, these ETF risks may be more pronounced in times of market stress.

12

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2025

Financials Sector Risk. The performance of companies in the financials sector, as traditionally defined, may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Note 10 – Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in a Fund and increase the volatility of a Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of a Fund’s portfolio will be adversely affected. As of May 31, 2025, the Fund had 82.9% of the value of its net assets invested in stocks within the Financials sector.

Note 11 – Commitments and Contingencies

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosures.

Announced on July 22, 2025, the Adviser has signed a binding agreement to be acquired by Azimut Group, one of Europe’s largest independent asset managers, via its U.S. subsidiary Azimut U.S. Holdings Inc. The transaction is expected to close in early 2026, subject to regulatory approvals and customary closing conditions.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Exchange Place Advisors Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of North Square RCIM Tax-Advantaged Preferred and Income Securities ETF (the “Fund”), a series of Exchange Place Advisors Trust, as of May 31, 2025 , the related statement of operations, the statements of changes in net assets, and financial highlights for the period December 18, 2024 (commencement of operations) to May 31, 2025, and the relative notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, the results of its operations, the changes in their net assets and the financial highlights for the period December 18, 2024 (commencement of operations) to May 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor to Funds within the investment company complex since 2023.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 30, 2025

14

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended May 31, 2025 was 23.61%.

Qualified Dividend Income

For the fiscal period ended May 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 23.61%.

For the fiscal year ended May 31, 2025, the Fund didn’t designate any long-term capital gain distributions.

15

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
ADDITIONAL INFORMATION (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the fund’s investment advisory and sub-advisory agreements. At a meeting held on December 3-4, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of Exchange Place Advisors Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve: (i) the investment advisory agreement (the “Advisory Agreement”) between North Square Investments, LLC (the “Adviser” or “NSI”) and the Trust, on behalf of the North Square RCIM Tax-Advantaged Preferred and Income Securities ETF (the “New Fund”) and (ii) the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Red Cedar Investment Management, LLC (the “Sub-Adviser” or “Red Cedar”) with respect to the New Fund. The Adviser and the Sub-Adviser are collectively referred to as the “Advisers.” The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Agreements.”

In connection with its consideration of the Agreements, the Board requested and reviewed responses from the Advisers to the Section 15(c) requests posed to the Advisers on behalf of the Independent Trustees by independent legal counsel and supporting materials relating to those questions and responses, as well as other information and data provided. In this connection, the Board reviewed and discussed various information that had been provided prior to the Meeting, including the Advisory Agreement, the Sub-Advisory Agreement, a memorandum provided by independent legal counsel summarizing the requirements and guidelines relevant to the Board’s consideration of the approvals of such Agreements, each Adviser’s Form ADV Part 1A, brochures and brochure supplements, as applicable, profitability information, proposed advisory and sub-advisory fees, as applicable, estimated expense ratios, performance of comparable accounts, if any, and other pertinent information. In addition, the Board considered such additional information as it deemed reasonably necessary, including information and data provided by the Advisers during the course of the year, to evaluate the Agreements with respect to the New Fund, including information provided in connection with the consideration of advisory and sub-advisory agreements for other Funds in the Trust. The Board reviewed and discussed the Advisers’ Section 15(c) responses and discussed various questions and information with representatives of the Advisers at the Meeting. The Board also considered the materials and presentations by Trust officers and representatives of the Advisers provided at the Meeting and at prior meetings in connection with advisory and sub-advisory agreements for other Funds in the Trust. Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of, and request additional materials from, the Advisers. The Independent Trustees were also advised by independent legal counsel and met in executive sessions at which no representatives of management were present to consider the Agreements with respect to the New Fund. The Board also noted that the evaluation process with respect to the Advisers is an ongoing one. The Board, as noted above, also took into account information reviewed periodically throughout the year and in prior years that was relevant to its consideration of the Agreements, including information and discussions with the Advisers with respect to other funds in the Trust, as well as such additional information it deemed relevant and appropriate in its judgement. The Board noted that the information received and considered by the Board in connection with the Meeting was both written and oral. Based on its evaluation of this information, the Board, including the Independent Trustees, unanimously approved the Agreements for the New Fund for an initial two-year period.

In determining whether to approve the Agreements, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements with respect to the New Fund was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. As noted, the Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by independent legal counsel. A more detailed summary of important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements with respect to the New Fund is provided below. The Board also considered other factors, including conditions and trends prevailing generally in the economy, the securities markets, and the industry.

16

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
ADDITIONAL INFORMATION (Unaudited) – Continued

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of services to be provided to the New Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by the Advisers. The Board noted the non-investment advisory services to be provided by NSI, including the oversight and coordination of the New Fund’s service providers and the provision of related administrative and other services. The Board also considered each Adviser’s reputation, organizational structure, resources and overall financial condition (including economic and other support provided by affiliates of NSI).

In addition, the Board considered the Advisers’ professional personnel who will provide services to the New Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the New Fund. The Board also considered the compliance programs and compliance records and regulatory history of the Advisers. The Board noted the Advisers’ anticipated support of the New Fund’s compliance control structure, including the resources that will be devoted by the Advisers in support of the New Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the anticipated efforts of the Advisers to address matters such as cybersecurity risks and business continuity planning. The Board also noted that the Trust’s Chief Compliance Officer (“CCO”) evaluated the regulatory compliance systems of the Advisers and procedures reasonably designed to ensure compliance with the federal securities laws. The Board also noted that it met separately, in executive session, with the CCO.

With respect to NSI, the Board considered the New Fund’s proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that NSI has under this structure, including, but not limited to, monitoring and evaluating the performance of the Sub-Adviser, monitoring the Sub-Adviser for adherence to the stated investment objectives, strategies, policies and restrictions of the New Fund, and supervising the Sub-Adviser with respect to the services that the Sub-Adviser will provide under the Sub-Advisory Agreement. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and significant risks assumed by NSI and not delegated to or assumed by the Sub-Adviser in connection with the services to be provided to the New Fund, including entrepreneurial risk and ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board also considered the process used by NSI, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Advisory Agreement. In addition, the Board considered its familiarity with NSI’s personnel obtained from the Board’s oversight of other Funds in the Trust advised by NSI.

With respect to the Sub-Adviser, which will provide day-to-day portfolio management services for the New Fund, subject to oversight by NSI, the Board considered, among other things, the quality of the Sub-Adviser’s investment personnel, its investment philosophies and processes, its investment research capabilities and resources, its financial condition, its performance record, its experience, its trade execution capabilities and its approach to managing risk. The Board also considered the experience of the New Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-Adviser’s approach for compensating the portfolio managers. Moreover, the Board considered that NSI has the oversight responsibility for conflicts of interest relating to the New Fund. In considering the nature, extent, and quality of the services to be provided by the Sub-Adviser, the Board also took into account its management of other mutual fund products and separate accounts. The Board concluded that the approval of the Sub-Advisory Agreement was in the best interests of the New Fund and its shareholders and, based on the information provided to it, does not involve a conflict of interest from which the Adviser, the Sub-Adviser, or any officer or Trustee of the New Fund or any officer or board member of the Adviser derives an inappropriate advantage.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by NSI and the Sub-Adviser, taken as a whole, should be satisfactory and reliable.

Fund Performance

The Board considered the Advisers’ prior performance record, including the Sub-Adviser’s management of institutional portfolio accounts that invest in preferred securities. The Board noted that, with respect to the New Fund, neither Adviser currently manages a comparable exchange-traded fund (“EFF”) or other account with a performance track record for comparison. The Board considered the Sub-Adviser’s presentation and the experience of its personnel and determined that they provided sufficient basis to permit the Board in its business judgment to conclude that the Advisers could reasonably be expected to obtain an acceptable level of investment returns for shareholders.

Advisory and Sub-Advisory Fees and Expenses

The Board reviewed and considered the proposed unitary fee rate of the New Fund to be paid to NSI under the Advisory Agreement whereby NSI would be responsible for all of the expenses and liabilities of the New Fund, except for any brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), acquired fund fees and expenses, expenses incurred

17

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
ADDITIONAL INFORMATION (Unaudited) – Continued

in connection with any merger or reorganization, and such extraordinary or non-recurring expenses as may arise, including litigation to which the New Fund may be a party and indemnification of the Trust’s Board of Trustees and officers with respect thereto. The Board considered that the New Fund will pay a unitary fee to NSI and that, in turn, NSI will pay a portion of its fee to the Sub-Adviser.

The Board also took into account the amount of the unitary fee to be retained by NSI, if any, and the services to be provided with respect to the New Fund by NSI and the Sub-Adviser, respectively. In addition, the Board received and considered information about the portion of the fee to be paid to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities that are retained and risks that are assumed by NSI and not delegated to or assumed by the Sub-Adviser, and about NSI’s on-going oversight services. The Board also considered that the sub-advisory fee rate proposed to be paid to the Sub-Adviser had been negotiated by NSI on an arm’s length basis and would be paid by NSI out if its unitary fee and not by the New Fund. The Board considered NSI’s explanation that the proposed sub-advisory fee rate is priced at a competitive level.

The Board reviewed comparative fee information provided by Broadridge Financial Solutions, Inc., based on data produced by Morningstar Inc., an independent provider of investment company data (the “Broadridge Report”), comparing the New Fund’s proposed unitary fee rate relative to a group of its peer funds and anticipated Morningstar category. While the Board recognized that comparisons between the New Fund and its peer funds may be imprecise and non-determinative, the comparative information provided in the Broadridge Report was helpful to the Board in evaluating the reasonableness of the New Fund’s proposed unitary fee rate. The Board took into account NSI’s discussion of the New Fund’s anticipated fees and expenses, including the investment strategy of the New Fund. The Board also noted that the proposed unitary fee was in the range of the peer group contained in the Broadridge Report.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the compensation to be paid to NSI under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement were not unreasonable.

Profitability

The Board received and considered information concerning NSI’s costs of sponsoring the New Fund and the anticipated profitability to NSI and its respective affiliates from providing services to the New Fund. The Board noted that the levels of profitability may be affected by numerous factors. In addition, the Board received information relating to the operations and anticipated profitability to the Sub-Adviser from providing services to the New Fund. The Board considered representations from NSI and the Sub-Adviser that the Sub-Adviser’s fees were negotiated at arm’s length and that the sub-advisory fees would be paid by NSI out of its unitary fee and not by the New Fund. Accordingly, the Board concluded that the anticipated profitability of the Sub-Adviser was a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.

Based on its review, the Board determined that the anticipated profits from NSI’s relationship with the New Fund, if any, were not excessive.

Economies of Scale

The Board considered the potential for NSI to experience economies of scale in the provision of advisory services to the New Fund as the Fund grows. The Board also considered that NSI may share potential economies of scale from its advisory business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive advisory fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders. In addition, the Board took into account management’s discussion of the New Fund’s unitary fee structure. The Board also considered the effect of the New Fund’s potential growth in size on its performance and fees and that, if the Fund’s assets increase over time, the Fund may realize other economies of scale. The Independent Trustees recognized that, because the New Fund’s sub-advisory fees are paid by NSI out of its unitary fee, and not by the Fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Advisory Agreement.

The Board concluded that, especially in light of the current stage of development of the New Fund, NSI’s arrangements with respect to the New Fund constituted a reasonable approach to sharing potential economies of scale with the New Fund and its shareholders.

“Fall-Out” Benefits

The Board received and considered information regarding potential “fall-out” or ancillary benefits that NSI and its affiliates may receive as a result of their relationships with the New Fund. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the New Fund and benefits potentially derived from an increase in NSI’s business as a result of

18

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF
ADDITIONAL INFORMATION (Unaudited) – Continued

their relationships with the New Fund. In addition, the Board considered the potential benefits, other than sub-advisory fees, that the Sub-Adviser and its affiliates may receive because of its relationships with the New Fund, including the benefits of research services that may be available to the Sub-Adviser as a result of securities transactions effected for the New Fund and other investment advisory clients, as well as other benefits from increases in assets under management.

Based on its consideration of the factors and information it deemed relevant, including those described above, the Board did not find that any ancillary benefits that may be received by the Advisers and their affiliates to be unreasonable.

Conclusion

At the Meeting, after considering the above-described material factors and based on its deliberations and its evaluation of the information described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees acting separately, concluded that the approval of the Agreements with respect to the New Fund was in the best interest of the New Fund and its shareholders.

19

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Exchange Place Advisors Trust

By (Signature and Title)	/s/ Ian Martin
Ian Martin, President and Principal Executive Officer

Date	8/7/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ian Martin
Ian Martin, President and Principal Executive Officer

Date	8/7/2025

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date	8/7/2025